                                           REGISTRATION NOS. 333-52366/811-4001
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               -----------------

                                   FORM N-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]

                            PRE-EFFECTIVE AMENDMENT

                        POST-EFFECTIVE AMENDMENT NO. 11                     [X]

                                    AND/OR
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                               AMENDMENT NO. 90                             [X]


                               -----------------

                     METROPOLITAN LIFE SEPARATE ACCOUNT E
                          (EXACT NAME OF REGISTRANT)

                      METROPOLITAN LIFE INSURANCE COMPANY
                           (EXACT NAME OF DEPOSITOR)

                   200 PARK AVENUE, NEW YORK, NEW YORK 10166
        (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                (212) 578-5364
              (DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                               -----------------

                            JAMES L. LIPSCOMB, ESQ.
                 EXECUTIVE VICE-PRESIDENT AND GENERAL COUNSEL
                      METROPOLITAN LIFE INSURANCE COMPANY
                                200 PARK AVENUE
                           NEW YORK, NEW YORK 10166
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                               -----------------

                                  COPIES TO:

                             DIANE E. AMBLER, ESQ.
                  KIRKPATRICK & LOCKHART NICHOLSON GRAHAM LLP

                              1601 K STREET, N.W.
                            WASHINGTON, D.C. 20006


                               -----------------

IT IS PROPOSED THAT THE FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)
    [_] immediately upon filing pursuant to paragraph (b) of Rule 485

    [_] on (date) pursuant to paragraph (b) of Rule 485
    [X] on April 5, 2006 filing pursuant to paragraph (a)(1) of Rule 485

    [_] on the seventy-fifth day after filing pursuant to paragraph (a)(2) of
        Rule 485
    [_] on (date) pursuant to paragraph (a)(2) of Rule 485


PURSUANT TO RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT HAS REGISTERED AN INDEFINITE AMOUNT OF SECURITIES. REGISTRANT'S RULE 24F-2 NOTICE FOR THE YEAR ENDED DECEMBER 31, 2005 WILL BE FILED WITH THE COMMISSION ON OR ABOUT MARCH 31, 2006.


================================================================================

                     METROPOLITAN LIFE SEPARATE ACCOUNT E
                                   FORM N-4
                                     UNDER
       THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940

                             CROSS REFERENCE SHEET
                           (PURSUANT TO RULE 481(A))

FORM N-4
ITEM NO.                                                       PROSPECTUS HEADING
--------                                                       ------------------
  1.     Cover Page......................... Cover Page

  2.     Definitions........................ Important Terms You Should Know

  3.     Synopsis........................... Table of Expenses

  4.     Condensed Financial Information.... General Information--Performance; General
                                               Information--Financial Statements; Accumulation
                                               Unit Value Tables

  5.     General Description of Registrant,  MetLife; Metropolitan Life Separate Account E; Your
         Depositor, and Portfolio Companies.   Investment Choices; General Information--Voting
                                               Rights

  6.     Deductions and Expenses............ Table of Expenses; Deferred Annuities--Charges;
                                               Deferred Annuities--Withdrawal Charges; Deferred
                                               Annuities--Premium and Other Taxes; Income
                                               Options--Charges; General Information--Who
                                               Sells the Deferred Annuities; Appendix--Premium
                                               Tax Table

  7.     General Description of Variable     Variable Annuities; Classes of the Deferred Annuity;
         Annuity Contracts..................   Deferred Annuities--Purchase Payments (Allocation
                                               of Purchase Payments and Limits on Purchase
                                               Payments); Deferred Annuities--Transfer Privilege;
                                               General Information--Administration (Purchase
                                               Payments/Confirming Transactions/Transactions by
                                               Telephone or Internet/Processing Transactions/
                                               Changes to Your Deferred Annuity/When We Can
                                               Cancel Your Deferred Annuity)

  8.     Annuity Period..................... Important Terms You Should Know; Deferred
                                               Annuities--Pay-out Options (or Income Options);
                                               Income Payment Types/The Value of Your Income
                                               Payments; Optional Benefits--Guaranteed
                                               Minimum Income Benefit

  9.     Death Benefit...................... Deferred Annuities--Death Benefit--Generally; Basic
                                               Death Benefit; Optional Benefits

 10.     Purchases and Annuity Values....... MetLife; Metropolitan Life Separate Account E; Deferred
                                               Annuities--Purchase Payments (Allocation of
                                               Purchase Payments and Limits on Purchase
                                               Payments); The Value of Your Investment; Pay-out
                                               Options (or Income Options); Allocation; The Value
                                               of Your Income Payments; General Information--
                                               Administration (Purchase Payments)

FORM N-4
ITEM NO.                                                         PROSPECTUS HEADING
--------                                                         ------------------
 11.     Redemptions........................ Deferred Annuities--Access to Your Money (Systematic
                                               Withdrawal Program and Minimum Distribution);
                                               Deferred Annuities--Withdrawal Charges (When No
                                               Withdrawal Charge Applies); General Information--
                                               When We Can Cancel Your Deferred Annuity

 12.     Taxes.............................. Income Taxes

 13.     Legal Proceedings.................. Legal Proceedings

 14.     Table of Contents of the Statement  Table of Contents of the Statement of Additional
         of Additional Information..........   Information

 15.     Cover Page......................... Cover Page

 16.     Table of Contents.................. Table of Contents

 17.     General Information and History.... Not Applicable

 18.     Services........................... Independent Registered Public Accounting Firm;
                                               Services; Distribution of Certificates and Interests in
                                               the Deferred Annuities

 19.     Purchase of Securities Being        Not Applicable
         Offered............................

 20.     Underwriters....................... Distribution of Certificates and Interests in the Deferred
                                               Annuities; Early Withdrawal Charge

 21.     Calculation of Performance Data.... Advertisement of the Separate Account

 22.     Annuity Payments................... Variable Income Payments

 23.     Financial Statements............... Financial Statements of the Separate Account; Financial
                                               Statements of MetLife

                                                                    MAY 1, 2006


PREFERENCE PLUS SELECT(R) VARIABLE ANNUITY CONTRACTS
ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY
This Prospectus describes individual Preference Plus Select contracts for deferred variable annuities ("Deferred Annuities").

--------------------------------------------------------------------------------

    You decide how to allocate your money among the various available investment choices. The investment choices available to you are listed in the Contract for your Deferred Annuity. Your choices may include the Fixed
Account (not described in this Prospectus) and investment divisions available through Metropolitan Life Separate Account E which, in turn, invest in the following corresponding portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan Fund"), portfolios of the Met Investors Series Trust ("Met Investors Fund") and funds of the American Funds Insurance Series ("American Funds"). For convenience, the portfolios and the funds are referred to as "Portfolios" in this Prospectus.


BLACKROCK MONEY MARKET (FORMERLY, STATE STREET RESEARCH     FI MID CAP OPPORTUNITIES
MONEY MARKET)                                               LAZARD MID CAP (FORMERLY, MET/AIM MID CAP CORE EQUITY)
SALOMON BROTHERS U.S. GOVERNMENT                            METLIFE MID CAP STOCK INDEX
BLACKROCK BOND INCOME (FORMERLY, STATE STREET RESEARCH BOND FI INTERNATIONAL STOCK
INCOME)                                                     HARRIS OAKMARK INTERNATIONAL
LEHMAN BROTHERS(R) AGGREGATE BOND INDEX                     MFS RESEARCH INTERNATIONAL
PIMCO TOTAL RETURN                                          MORGAN STANLEY EAFE(R) INDEX
SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES               OPPENHEIMER GLOBAL EQUITY (FORMERLY, SCUDDER GLOBAL
LORD ABBETT BOND DEBENTURE                                  EQUITY)
BLACKROCK DIVERSIFIED (FORMERLY, STATE STREET RESEARCH      AMERICAN FUNDS GROWTH
DIVERSIFIED)                                                BLACKROCK LEGACY LARGE CAP GROWTH (FORMERLY, STATE
MFS TOTAL RETURN                                            STREET RESEARCH LARGE CAP GROWTH)
NEUBERGER BERMAN REAL ESTATE                                JANUS AGGRESSIVE GROWTH
AMERICAN FUNDS GROWTH-INCOME                                JENNISON GROWTH (FORMERLY, MET/PUTNAM VOYAGER)
BLACKROCK LARGE CAP VALUE (FORMERLY, STATE STREET RESEARCH  OPPENHEIMER CAPITAL APPRECIATION
LARGE CAP VALUE)                                            T. ROWE PRICE LARGE CAP GROWTH
DAVIS VENTURE VALUE                                         LOOMIS SAYLES SMALL CAP
FI VALUE LEADERS                                            RUSSELL 2000(R) INDEX
HARRIS OAKMARK LARGE CAP VALUE                              BLACKROCK AGGRESSIVE GROWTH (FORMERLY, STATE STREET
HARRIS OAKMARK FOCUSED VALUE                                RESEARCH AGGRESSIVE GROWTH)
NEUBERGER BERMAN MID CAP VALUE (FORMERLY, NEUBERGER         T. ROWE PRICE MID-CAP GROWTH
BERMAN PARTNERS MID CAP VALUE)                              FRANKLIN TEMPLETON SMALL CAP GROWTH
BLACKROCK INVESTMENT TRUST (FORMERLY, STATE STREET RESEARCH MET/AIM SMALL CAP GROWTH
INVESTMENT TRUST)                                           T. ROWE PRICE SMALL CAP GROWTH
METLIFE STOCK INDEX                                         AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION
MFS INVESTORS TRUST                                         RCM GLOBAL TECHNOLOGY (FORMERLY, PIMCO PEA INNOVATION)
BLACKROCK STRATEGIC VALUE (FORMERLY, STATE STREET RESEARCH
AURORA)
                                           ASSET ALLOCATION PORTFOLIOS
METLIFE CONSERVATIVE ALLOCATION                             METLIFE MODERATE TO AGGRESSIVE ALLOCATION
METLIFE CONSERVATIVE TO MODERATE ALLOCATION                 METLIFE AGGRESSIVE ALLOCATION
METLIFE MODERATE ALLOCATION

HOW TO LEARN MORE:

Before investing, read this Prospectus. The Prospectus contains information about the Deferred Annuities and Metropolitan Life Separate Account E which you should know before investing. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated May 1, 2006. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page 155 of this Prospectus. To view and download the SAI, please visit our website www.metlife.com. To request a free copy of the SAI or to ask questions, write or call:


Metropolitan Life Insurance Company
Attn: Fulfillment Unit - PPS
1600 Division Road
West Warwick, RI 02893
(800) 638-7732
                                                                      [GRAPHIC]


                                 [LOGO] Metlife



 DEFERRED
 ANNUITIES
 AVAILABLE:

    . Non-Qualified
    . Traditional IRA
    . Roth IRA
    . Simplified Employee Pensions (SEPs)
    . SIMPLE Individual Retirement Annuities

 CLASSES AVAILABLE
 FOR EACH
 DEFERRED ANNUITY
    . B
    . Bonus
    . C
    . L

 A WORD ABOUT INVESTMENT RISK:

 An investment in any of these variable annuities involves investment risk. You could lose money you invest. Money invested is NOT:

  . a bank deposit or obligation;

  . federally insured or guaranteed; or

  . endorsed by any bank or other financial institution.

Each class of the Deferred Annuities has its own Separate Account charge and withdrawal charge schedule. Each provides the opportunity to invest for retirement. The expenses for the Bonus Class of the Deferred Annuity may be higher than similar contracts without a bonus. The purchase payment credits ("Bonus") may be more than offset by the higher expenses for the Bonus Class.

The Securities and Exchange Commission has a Web site (http://www.sec.gov) which you may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.

This Prospectus is not valid unless attached to the current Metropolitan Fund, Met Investors Fund and American Funds prospectuses which are attached to the back of this Prospectus. You should read these prospectuses carefully before purchasing a Deferred Annuity.

                               TABLE OF CONTENTS

       Important Terms You Should Know...............................  5
       Table of Expenses.............................................  8
       Accumulation Unit Values Tables............................... 24
       MetLife....................................................... 41
       Metropolitan Life Separate Account E.......................... 41
       Variable Annuities............................................ 42
           The Deferred Annuity...................................... 42
       Classes of the Deferred Annuity............................... 43
       Your Investment Choices....................................... 47
       Deferred Annuities............................................ 50
           The Deferred Annuity and Your Retirement Plan............. 50
           Automated Investment Strategies and Enhanced Dollar Cost
             Averaging Program....................................... 50
           Purchase Payments......................................... 55
               Allocation of Purchase Payments....................... 56
               Automated Purchase Payments........................... 57
               Limits on Purchase Payments........................... 57
           The Value of Your Investment.............................. 57
           Transfer Privilege........................................ 58
           Access to Your Money...................................... 61
               Systematic Withdrawal Program......................... 61
           Charges................................................... 62
               Separate Account Charge............................... 62
               Investment-Related Charge............................. 63
           Annual Contract Fee....................................... 63
               Optional Guaranteed Minimum Income Benefit............ 64
               Optional Guaranteed Withdrawal Benefit................ 64
               Optional Guaranteed Minimum Accumulation Benefit...... 64
           Premium and Other Taxes................................... 65
           Withdrawal Charges........................................ 65
               When No Withdrawal Charge Applies..................... 66
           Free Look................................................. 68
           Death Benefit--Generally.................................. 68
               Basic Death Benefit................................... 71
           Optional Benefits......................................... 72
               Annual Step-Up Death Benefit.......................... 72
               Greater of Annual Step-Up or 5% Annual Increase
                 Death Benefit....................................... 74
               Earnings Preservation Benefit......................... 77
               Guaranteed Minimum Income Benefit..................... 79
                  Version I (The Predictor).......................... 79
                  Version II (The Predictor)......................... 82
                  Version III (The Predictor Plus)................... 89

                Guaranteed Withdrawal Benefit.......................  96
                   Guaranteed Withdrawal Benefit....................  96
                   Enhanced Guaranteed Withdrawal Benefit........... 106
                   Lifetime Guaranteed Withdrawal Benefit........... 108
                Guaranteed Minimum Accumulation Benefit............. 120
            Pay-Out Options (or Income Options)..................... 124
                Income Payment Types................................ 125
                Allocation.......................................... 126
                Minimum Size of Your Income Payment................. 126
                The Value of Your Income Payments................... 126
                Reallocation Privilege.............................. 127
                Charges............................................. 130
        General Information......................................... 131
            Administration.......................................... 131
                Purchase Payments................................... 131
                Confirming Transactions............................. 131
                Processing Transactions............................. 131
                   By Telephone or Internet......................... 132
                   After Your Death................................. 133
                   Third Party Requests............................. 133
                   Valuation--Suspension of Payments................ 133
            Advertising Performance................................. 134
            Changes to Your Deferred Annuity........................ 136
            Voting Rights........................................... 137
            Who Sells the Deferred Annuities........................ 138
            Certain Payments We Receive or Make with Regard to the
              Portfolios............................................ 139
            Financial Statements.................................... 141
            Your Spouse's Rights.................................... 141
            When We Can Cancel Your Deferred Annuity................ 141
        Income Taxes................................................ 142
        Legal Proceedings........................................... 156
        Table of Contents for the Statement of Additional
          Information............................................... 157
        Appendix for Premium Tax Table.............................. 159


MetLife does not intend to offer the Deferred Annuities anywhere they may not lawfully be offered and sold. MetLife has not authorized any information or representations about the Deferred Annuities other than the information in this Prospectus, the attached prospectuses, supplements to the prospectuses or any supplemental sales material we authorize.

                                   [GRAPHIC]

     [GRAPHIC]

IMPORTANT TERMS YOU SHOULD KNOW

ACCOUNT BALANCE

When you purchase a Deferred Annuity, an account is set up for you. Your Account Balance is the total amount of money credited to you under your Deferred Annuity including money in the investment divisions of the Separate Account, the Fixed Account and the Enhanced Dollar Cost Averaging Program.

ACCUMULATION UNIT VALUE

With a Deferred Annuity, money paid-in or transferred into an investment division of the Separate Account is credited to you in the form of accumulation units. Accumulation units are established for each investment division. We determine the value of these accumulation units at the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.

ADMINISTRATIVE OFFICE

Your Administrative Office is the MetLife office that will generally handle the administration of all your requests concerning your Deferred Annuity. Your Contract will indicate the address of your Administrative Office. We will notify you if there is a change in the address of your Administrative Office. The telephone number to initiate a request is 800-638-7732.

ANNUITANT

The natural person whose life is the measure for determining the duration and the dollar amount of income payments.

ANNUITY UNIT VALUE

With a variable pay-out option, the money paid-in or reallocated into an investment division of the Separate Account is held in the form of annuity units. Annuity units are established for each investment division. We determine the value of these annuity units at the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.

ASSUMED INVESTMENT RETURN (AIR)

Under a variable pay-out option, the AIR is the assumed percentage rate of return used to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given investment division to determine all subsequent payments to you.

BENEFICIARY

The person or persons who receives a benefit, including continuing payments or a lump sum payment, if the contract owner dies.

CONTRACT

A Contract is the legal agreement between you and MetLife. This document contains relevant provisions of your Deferred Annuity. MetLife issues Contracts for each of the annuities described in this Prospectus.

CONTRACT ANNIVERSARY

An anniversary of the date we issue the Deferred Annuity.

CONTRACT OWNER

The person or entity which has all rights including the right to direct who receives income payments.

CONTRACT YEAR

The Contract Year for a Deferred Annuity is the one year period starting on the date we issue the Contract and each Contract Anniversary thereafter.

EXCHANGE

In this Prospectus, the New York Stock Exchange is referred to as the "Exchange."

INVESTMENT DIVISION

Investment divisions are subdivisions of the Separate Account. When you allocate a purchase payment, transfer money or make reallocations of your income payment to an investment division, the investment division purchases shares of a Portfolio (with the same name) within the Metropolitan Fund, the Met Investors Fund or the American Funds.

METLIFE

MetLife is Metropolitan Life Insurance Company which is the company that issues the Deferred Annuities. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."

SEPARATE ACCOUNT

A separate account is an investment account. All assets contributed to investment divisions under the Deferred Annuities are pooled in the Separate Account and maintained for the benefit of investors in Deferred Annuities.

VARIABLE ANNUITY

An annuity in which returns/income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying

Portfolios. You assume the investment risk for any amounts allocated to the investment divisions in a variable annuity.

WITHDRAWAL CHARGE

The withdrawal charge is the amount we deduct from your Account Balance, if you withdraw money prematurely from a Deferred Annuity. This charge is often referred to as a deferred sales load or back-end sales load.

YOU

In this Prospectus "you" is the contract owner of the Deferred Annuity. "You" is also the purchaser of a Deferred Annuity as a beneficiary of a deceased person's Individual Retirement Account.

   TABLE OF EXPENSES--PREFERENCE PLUS SELECT DEFERRED ANNUITIES

        The following tables describe the expenses you will pay when you buy, hold or withdraw amounts from your Deferred Annuity. The first table describes charges you will pay at the time you purchase the Deferred
     Annuity, make withdrawals from your Deferred Annuity or make transfers between the investment divisions. The tables do not show premium and other taxes which may apply. There are no fees for the Fixed Account and the Enhanced Dollar Cost Averaging Program.

--------------------------------------------------------------------------------
  Contract Owner Transaction Expenses

Sales Charge Imposed on Purchase Payments...................                 None
Withdrawal Charge (as a percentage of each purchase
  payment) (1)..............................................             Up to 9%
Transfer Fee (2)............................................ Current Charge: None
                                                   Maximum Guaranteed Charge: $25

/1/ A withdrawal charge may apply if you withdraw purchase payments that were credited to your Deferred Annuity. The charges on purchase payments for each class is calculated according to the following schedule:

          IF WITHDRAWN DURING YEAR B CLASS BONUS CLASS C CLASS L CLASS
          ------------------------ ------- ----------- ------- -------
                 1................    7%        9%      None      7%
                 2................    6%        8%                6%
                 3................    6%        8%                5%
                 4................    5%        7%                0%
                 5................    4%        6%                0%
                 6................    3%        4%                0%
                 7................    2%        3%                0%
                 Thereafter.......    0%        0%                0%

    There are times when the withdrawal charge does not apply. For example, you may always withdraw earnings without a withdrawal charge. After the first Contract Year, you may also withdraw up to 10% of your total purchase payments without a withdrawal charge.
/2/ We reserve the right to limit transfers as described later in this Prospectus. We reserve the right to impose a transfer fee. The amount of this fee will be no greater than $25 per transfer.

--------------------------------------------------------------------------------
     The second table describes the fees and expenses that you will bear periodically during the time you hold the Deferred Annuity, but does not include fees and expenses for the Portfolios.

Annual Contract Fee (3)............................................................................. $30

Current Separate Account Charge (as a percentage of your Account Balance) for all investment divisions except the American Funds
Growth-Income, American Funds Growth and American Funds Global Small Capitalization Divisions (4)

                                                     B CLASS          BONUS CLASS (5)          C CLASS          L CLASS
Death Benefit                                        -------          ---------------          -------          -------
  Basic Death Benefit...............................  1.25%                1.70%                1.65%            1.50%
  Optional Annual Step-Up Death Benefit.............  1.45%                1.90%                1.85%            1.70%
  Optional Greater of Annual Step-Up or 5%..........  1.60%                2.05%                2.00%            1.85%
    Annual Increase Death Benefit
Optional Earnings Preservation Benefit (6)..........    .25%                 .25%                 .25%             .25%


Current Separate Account Charge (as a percentage of your Account Balance) for American Funds Growth-Income, American Funds
  Growth and American Funds Global Small Capitalization Divisions (4)

                                                 B CLASS     BONUS CLASS (5)     C CLASS            L CLASS
Death Benefit                                    -------     ---------------     -------     -----------------------------
  Basic Death Benefit...........................  1.50%           1.95%           1.90%                      1.75%
  Optional Annual Step-Up Death Benefit.........  1.70%           2.15%           2.10%                      1.95%
  Optional Greater of Annual Step-Up or 5%......  1.85%           2.30%           2.25%                      2.10%
    Annual Increase Death Benefit

Optional Earnings Preservation Benefit (6)..................................................                  .25%

Optional Guaranteed Minimum Income Benefit (7)
  Version I and Version II................................................................                    .50%
  Version III.............................................................................   Current Charge:      .75%
                                                                                                     Maximum
                                                                                                  Guaranteed
                                                                                                     Charge:     1.50%
Optional Guaranteed Withdrawal Benefit (7).................................................. Current Charge:      .50%
                                                                                                     Maximum
                                                                                                  Guaranteed
                                                                                                     Charge:      .95%
Optional Enhanced Guaranteed Withdrawal Benefit (7)......................................... Current Charge:      .50%
                                                                                                     Maximum
                                                                                                  Guaranteed
                                                                                                     Charge:      .95%
Optional Lifetime Guaranteed Withdrawal Benefit (Single Life Version) (7)................... Current Charge:      .50%
                                                                                                     Maximum
                                                                                                  Guaranteed
                                                                                                     Charge:      .95%
Optional Lifetime Guaranteed Withdrawal Benefit (Joint Life Version) (7).................... Current Charge:      .70%
                                                                                                     Maximum
                                                                                                  Guaranteed
                                                                                                     Charge:     1.40%
Optional Guaranteed Minimum Accumulation Benefit (7)........................................                      .75%



    You may not have the Optional Guaranteed Withdrawal Benefit, the Optional Guaranteed Minimum Income Benefit or the Optional Guaranteed Minimum Accumulation Benefit in effect at the same time.




/3/ This fee is waived if the Account Balance is $50,000 or more. Regardless of the amount of your Account Balance, the entire fee will be deducted if you take a total withdrawal of your Account Balance. During the pay-out phase, we reserve the right to deduct this fee.

/4/ You pay the Separate Account charge with the Basic Death Benefit for your class of the Deferred Annuity during the pay-out phase of your Contract. Charges for optional benefits are those for Deferred Annuities purchased after April 30, 2005. Different charges may have been in effect for prior time periods. We reserve the right to impose an additional Separate Account charge on investment divisions that we add to the Contract in the future. The additional amount will not exceed the annual rate of 0.25% of the average daily net assets in any such investment divisions as shown in the table labeled "Current Separate Account Charge for the American Funds Investment Divisions". Different Separate Account charges for the American Funds were in effect prior to May 1, 2004.

/5/ The Separate Account charge for the Bonus Class will be reduced by 0.45% to 1.25% for the Basic Death Benefit (1.50% for amounts held in the American Funds Investment Divisions) after you have held the Contract for seven years. Similarly, the Separate Account charge will be reduced by 0.45% to 1.45% for the Annual Step-Up Death Benefit and 1.60% for the Greater of Annual Set-Up or 5% Annual Increase Death Benefit (1.70% and 1.85%, respectively, for amounts held in the American Funds Investment Divisions) after you have held the Contract for seven years.

/6/ The Separate Account charge for the Earnings Preservation Benefit is in addition to the Separate Account charge for your class of the Deferred Annuity with the death benefit you have chosen. You pay the Separate Account charge designated under the appropriate class for the Basic Death Benefit, the Optional Annual Step-Up Death Benefit or the Optional Greater of Annual Step-Up or 5% Annual Increase Death Benefit.

/7/ The charge for the Guaranteed Minimum Income Benefit is a percentage of your guaranteed minimum income base, as defined later in this Prospectus, and is deducted at the end of each Contract Year by withdrawing amounts on a pro-rata basis from your Fixed Account balance, your Enhanced Dollar Cost Averaging Program and Separate Account balance. (We take amounts from the Separate Account by canceling accumulation units from your Separate Account balance.) You do not pay this charge once you are in the pay-out phase of your Contract. The Fixed Account is not available with a Deferred Annuity issued in New York State and Washington State with the Guaranteed Minimum Income Benefit. The Fixed Account is not available with Version III of the Guaranteed Minimum Income Benefit. If you elect an Optional Reset of the Guaranteed Minimum Income Benefit, as permitted under Version III of this benefit, we may increase the rider charge to the then current charge, but no more than a maximum of 1.50% of the guaranteed minimum income base. Different Separate Account charges for Versions I and II of the Guaranteed Minimum Income Benefit were in effect prior to May 1, 2005.

    The charge for the Guaranteed Withdrawal Benefit is a percentage of your Guaranteed Withdrawal Amount, as defined later in this Prospectus, and is deducted at the end of each Contract Year by withdrawing amounts on a pro-rata basis from your Fixed Account balance, your Enhanced Dollar Cost Averaging Program and Separate Account balance. (We take amounts from the Separate Account by canceling accumulation units from your Separate Account balance.) You do not pay this charge once you are in the pay-out phase of your Contract. The Fixed Account is not available with a Deferred Annuity issued in New York State and Washington State with the Guaranteed Withdrawal Benefit. If you elect an Optional Reset of the Guaranteed Withdrawal Benefit on the third Contract Anniversary (Enhanced Guaranteed Withdrawal Benefit only) or fifth Contract Anniversary or thereafter, as permitted under Version I of this benefit, we may increase the Guaranteed Withdrawal Benefit charge to the then current charge, but to no more than a maximum of 0.95% of the Guaranteed Withdrawal Amount. If an Automatic Annual Step-Up occurs under a Lifetime Guaranteed Withdrawal Benefit, we may increase the Lifetime Guaranteed Withdrawal Benefit charge to the then current charge, but no more than a maximum of 0.95% for the Single Life version or 1.40% for the Joint Life version.

    The charge for the Guaranteed Minimum Accumulation Benefit is a percentage of your Guaranteed Accumulation Amount, as defined later in this Prospectus, and is deducted at the end of each Contract Year by withdrawing amounts on a pro-rata basis from your Enhanced Dollar Cost Averaging Program and your Separate Account balance. (We take amounts from the Separate Account by canceling accumulation units from your Separate Account balance.) You do not pay for this charge once you are in the pay-out phase of your Contract or if the rider terminates. The Fixed Account is not available with this optional benefit.


  ----------------------------------------------------------------------------
The third table shows the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, that you may bear periodically while you hold the Deferred Annuity. More details concerning the Metropolitan Fund, the Met Investors Fund and the American Funds fees and expenses are contained in their respective prospectuses.



Total Annual Metropolitan Fund, Met Investors Fund and American    Minimum Maximum
Funds Operating Expenses for the fiscal year ending December 31,
2005 (expenses that are deducted from these Funds's assets include management fees, distribution fees (12b-1 fees) and other
expenses) (8)                                                            %       %
After Waiver and/or Reimbursement of Expenses (9).................       %       %


/8/ 12b-1 Plan fees for the Metropolitan Fund and the Met Investors Fund are those for Deferred Annuities purchased after April 30, 2004. Different 12b-1 fees were in effect for prior time periods.

/9/ Pursuant to an Expense Agreement, MetLife Advisers, LLC ("MetLife
    Advisers") has agreed to waive its investment management fee or pay operating expenses (exclusive of brokerage costs, interest, taxes and extraordinary expenses and underlying Portfolio investment management fees and expenses) as necessary to limit the total of such expenses to the annual percentage of average daily net assets of the following Portfolios as indicated:


            Portfolio                                     Percentage
            ---------                                     ----------
            Franklin Templeton Small Cap Growth Portfolio
            BlackRock Large Cap Value Portfolio
            MFS Investors Trust Portfolio
            MetLife Conservative Allocation Portfolio
            MetLife Conservative to Moderate Allocation
              Portfolio
            MetLife Moderate Allocation Portfolio
            MetLife Moderate to Aggressive Allocation
              Portfolio
            MetLife Aggressive Allocation Portfolio


    This waiver or agreement to pay is subject to the obligation of each class of the Portfolio separately to repay MetLife Advisers such expenses in future years, if any, when the Portfolio's class's expenses fall below the above percentages if certain conditions are met. The agreement
    may be terminated at any time after           . The effect of such waiver
    and reimbursement is that performance results are increased.

    MetLife Advisers has also agreed to waive a portion of its investment
    management fee until at least            for the following Portfolios in
    the percentage amounts specified below:



Portfolio                                                                         Waived Percentage
---------                                                                         -----------------
Loomis Sayles Small Cap Portfolio                                                   % on all assets
Lehman Brothers(R) Aggregate Bond Index Portfolio                                   % on all assets
MetLife Stock Index Portfolio                                                       % on all assets
MetLife Mid Cap Stock Index Portfolio                                               % on all assets
Russell 2000(R) Index Portfolio                                                     % on all assets
Morgan Stanley EAFE(R) Index Portfolio                                              % on all assets
BlackRock Bond Income Portfolio                   % on assets in excess of $1 billion and less than
                                                                                         $2 billion
BlackRock Money Market Portfolio                   % on the first $500 million of assets and   % on
                                                                    the next $500 million of assets
T. Rowe Price Large Cap Growth Portfolio                       % on the first $50 million of assets


    The effect of such waiver is that performance results are increased. See the attached prospectus for the Metropolitan Fund for more information about the agreement to waive or limit fees and to assume other expenses between MetLife Advisers and the Metropolitan Fund.


 /10/Met Investors Advisory LLC ("MetLife Investors") and Met Investors Fund
    have entered into an Expense Limitation Agreement under which MetLife Investors has agreed to waive or limit its fees and to assume other expenses so that the total annual expenses of each Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of each
    Portfolio's business) will not exceed, at any time prior to           , the
    following percentages:     % for the Harris Oakmark International
    Portfolio,     % for the Janus Aggressive Growth Portfolio,     % for the
    Lazard Mid Cap Portfolio,     % for the Met/AIM Small Cap Growth Portfolio,
        % for the MFS Research International Portfolio,     % for the Neuberger
    Berman Real Estate Portfolio,     % for the Oppenheimer Capital
    Appreciation Portfolio,     % for the RCM Global Technology Portfolio and
        % for the T. Rowe Price Mid-Cap Growth Portfolio. Under certain circumstances, any fees waived or expenses reimbursed by MetLife Investors may, with the approval of the Fund's Board of Trustees, be repaid by the applicable Portfolio to MetLife Investors. Expenses for the MFS Research International Portfolio have been restated to reflect the terms of the Expense Limitation Agreement. Expenses for the Janus Aggressive Growth Portfolio, the Lord Abbet Bond Debenture Portfolio and the RCM Global Technology Portfolio has been restated to reflect management fee reductions
    that become effective           . The effect of such waiver and
    reimbursement is that performance results are increased. See the attached prospectus for the Met Investors Fund for more information about the agreement to waive or limit fees and to assume other expenses between MetLife Investors and the Met Investors Fund.


  METROPOLITAN FUND CLASS B ANNUAL EXPENSES FOR FISCAL
  YEAR ENDING DECEMBER 31, 2005
                                                                                                  ----------------------------
  (as a percentage of average net assets)                                             A+B+C=D                       D-E=F
  (12)(14)                                                               C             TOTAL                        TOTAL
                                                   A        B      OTHER EXPENSES EXPENSES BEFORE       E       EXPENSES AFTER
                                               MANAGEMENT 12b-1        BEFORE         WAIVER/        WAIVER/       WAIVER/
                                                  FEES    FEES     REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT REIMBURSEMENT
------------------------------------------------------------------------------------------------------------------------------
BlackRock Money Market Portfolio
  (9)(11)(18)(23).............................
Salomon Brothers U.S. Government Portfolio....
BlackRock Bond Income Portfolio
  (9)(11)(13)(23).............................
Lehman Brothers(R) Aggregate Bond Index
  Portfolio (9)...............................
Salomon Brothers Strategic Bond
  Opportunities Portfolio.....................
BlackRock Diversified Portfolio (11)(23)......
MFS Total Return Portfolio....................
BlackRock Large Cap Value Portfolio
  (9)(11)(23).................................
Davis Venture Value Portfolio (11)............
FI Value Leaders Portfolio (11)...............
Harris Oakmark Large Cap Value Portfolio (11).
Harris Oakmark Focused Value Portfolio (11)...
Neuberger Berman Mid Cap Value Portfolio (11).
BlackRock Investment Trust Portfolio (11)(23).
MetLife Stock Index Portfolio (9).............
MFS Investors Trust Portfolio (9)(19).........
BlackRock Stategic Value Portfolio (11)(23)...
FI Mid Cap Opportunities Portfolio (11)(20)...
MetLife Mid Cap Stock Index Portfolio (9).....
FI International Stock Portfolio (11)(21).....
Morgan Stanley EAFE(R) Index Portfolio (9)....
Oppenheimer Global Equity Portfolio (11)(25)..
BlackRock Legacy Large Cap Growth Portfolio
  (11)(23)....................................
Jennison Growth Portfolio (11)(24)............
T. Rowe Price Large Cap Growth Portfolio
  (9)(11).....................................
Loomis Sayles Small Cap Portfolio (9)(11).....
Russell 2000(R) Index Portfolio (9)...........
BlackRock Aggressive Growth Portfolio
  (11)(23)....................................
Franklin Templeton Small Cap Growth
  Portfolio (9)(11)...........................
T. Rowe Price Small Cap Growth Portfolio (11).
                                                                                                  ----------------------------

  ASSET ALLOCATION PORTFOLIOS (27)

                                                                                                            TOTAL EXPENSES
                                                                   A+B+C=D                       D-E=F      AFTER WAIVER/
                                                      C             TOTAL                        TOTAL      REIMBURSEMENT
                                   A        B   OTHER EXPENSES EXPENSES BEFORE       E       EXPENSES AFTER      FOR
                               MANAGEMENT 12b-1     BEFORE         WAIVER/        WAIVER/       WAIVER/       UNDERLYING
                                  FEES    FEES  REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT REIMBURSEMENT    PORTFOLIOS
---------------------------------------------------------------------------------------------------------------------------
MetLife Conservative
  Allocation Portfolio (9)....       %        %         %               %              %             %              %
MetLife Conservative to
  Moderate Allocation
  Portfolio (9)...............       %        %         %               %              %             %              %
MetLife Moderate Allocation
  Portfolio (9)...............       %        %         %               %              %             %              %
MetLife Moderate to
  Aggressive Allocation
  Portfolio (9)...............       %        %         %               %              %             %              %
MetLife Aggressive Allocation
  Portfolio (9)...............       %        %         %               %              %             %              %


  ASSET ALLOCATION PORTFOLIOS (27)
                               TOTAL EXPENSES
                                  FOR THE
                               PORTFOLIO AND
                                 UNDERLYING
                                 PORTFOLIOS
                               AFTER WAIVER/
                               REIMBURSEMENT
---------------------------------------------
MetLife Conservative
  Allocation Portfolio (9)....         %
MetLife Conservative to
  Moderate Allocation
  Portfolio (9)...............         %
MetLife Moderate Allocation
  Portfolio (9)...............         %
MetLife Moderate to
  Aggressive Allocation
  Portfolio (9)...............         %
MetLife Aggressive Allocation
  Portfolio (9)...............         %




  MET INVESTORS FUND CLASS B ANNUAL EXPENSES FOR FISCAL YEAR ENDING DECEMBER 31, 2005
                                                                                               ----------------------------
  (as a percentage of average net assets)                                          A+B+C=D                       D-E=F
  (14)                                                                C             TOTAL                        TOTAL
                                                   A        B   OTHER EXPENSES EXPENSES BEFORE       E       EXPENSES AFTER
                                               MANAGEMENT 12b-1     BEFORE         WAIVER/        WAIVER/       WAIVER/
                                                  FEES    FEES  REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT REIMBURSEMENT
---------------------------------------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio..................
Lord Abbett Bond Debenture Portfolio
  (10)(11)(13)................................
Neuberger Berman Real Estate Portfolio
  (10)(11)....................................
Lazard Mid Cap Portfolio (10)(11)(22)(28).....
Harris Oakmark International Portfolio
  (10)(11)(15)(22)............................
MFS Research International Portfolio
  (10)(11)(22)................................
Janus Aggressive Growth Portfolio
  (10)(11)(17)(22)............................
Oppenheimer Capital Appreciation Portfolio
  (10)(11)(22)................................
T. Rowe Price Mid-Cap Growth Portfolio
  (10)(16)(22)................................
Met/AIM Small Cap Growth Portfolio
  (10)(11)(22)................................
RCM Global Technology Portfolio (10)(11)(26)..
                                                                                               ----------------------------


  AMERICAN FUNDS CLASS 2 ANNUAL EXPENSES FOR FISCAL YEAR ENDING DECEMBER 31, 2005
                                                                                                     ----------------------------
                                                                                         A+B+C=D                       D-E=F
  (as a percentage of average net assets) (12)(14)                          C             TOTAL                        TOTAL
                                                         A        B   OTHER EXPENSES EXPENSES BEFORE       E       EXPENSES AFTER
                                                     MANAGEMENT 12b-1     BEFORE         WAIVER/        WAIVER/       WAIVER/
                                                        FEES    FEES  REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT REIMBURSEMENT
---------------------------------------------------------------------------------------------------------------------------------
     American Funds Growth-Income Portfolio
       (11).........................................
     American Funds Growth Portfolio (11)...........
     American Funds Global Small
       Capitalization Portfolio (11)................
                                                                                                     ----------------------------


 /11/Each Portfolio's management fee decreases when its assets grow to certain dollar amounts. The "break point" dollar amounts at which the management fee declines are more fully explained in the prospectus and SAI for each respective fund.

 /12/Certain Metropolitan Fund sub-investment managers directed certain
    Portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Metropolitan Fund Portfolios does not reflect these reductions or credits. See the Fund's prospectus for more information. The tables do not reflect any voluntary waiver of investment management fees for any of the Portfolios. See the SAI for more information.

/13/On April 29, 2002, the State Street Research Income Portfolio of the
    Metropolitan Fund was merged into the State Street Research Bond Income Portfolio of the New England Zenith Fund. On April 29, 2002, the Loomis Sayles High Yield Bond Portfolio of the Metropolitan Fund was merged into the Lord Abbott Bond Debenture Portfolio of the Met Investors Fund.

 /14/Each of the Metropolitan Fund, Met Investors Fund and American Funds has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. The Distribution Plan is described in more detail in each Fund's prospectus. We are paid the Rule 12b-1 fee in connection with the Class B shares of the Metropolitan and Met Investors Funds and Class 2 of the American Funds.

 /15/On January 1, 2003, Harris Associates L.P. became the sub-investment manager for the State Street Research Concentrated International Portfolio, which changed its name to Harris Oakmark International Portfolio.

/16/On January 1, 2003, T. Rowe Price Associates Inc. became the sub-investment manager for the MFS Mid Cap Growth Portfolio, which changed its name to T. Rowe Price Mid-Cap Growth Portfolio.

 /17/On April 28, 2003, the Janus Growth Portfolio of the Metropolitan Fund was merged into the Janus Aggressive Growth Portfolio of the Met Investors Fund.


 /18/BlackRock Money Market Portfolio is only available in the C Class Deferred
    Annuity purchased after April 30, 2003, and a Deferred Annuity issued in New York State and Washington State with Versions I and II of the Optional Guaranteed Minimum Income Benefit and the Optional Guaranteed Withdrawal Benefit.


 /19/Prior to the opening of business on May 3, 2004, MFS Research Managers
    Portfolio of the Metropolitan Fund was merged into MFS Investors Trust Portfolio of the Metropolitan Fund.

 /20/Prior to the opening of business on May 3, 2004, the FI Mid Cap
    Opportunities Portfolio was merged into the Janus Mid Cap Portfolio and Fidelity Management & Research Company became sub-investment manager for the Portfolio which changed its name to FI Mid Cap Opportunities Portfolio.

 /21/On December 16, 2003, Fidelity Research & Management Company became the sub-investment manager for the Putnam International Stock Portfolio, which changed its name to FI International Stock Portfolio.

 /22/Fees waived or expenses reimbursed by the investment manager of these Portfolios in prior years were repaid in the last fiscal year to the investment manager by these Portfolios with the approval of the Fund's Board of Trustees. These amounts are included in the "Other Expenses Before Reimbursement" column. The amounts per Portfolio are:


             Portfolio                                  Percentage
             ---------                                  ----------
             MFS Research International Portfolio......
             Janus Aggressive Growth Portfolio.........
             Met/AIM Mid Cap Core Equity Portfolio.....
             Met/AIM Small Cap Growth Portfolio........
             Harris Oakmark International Portfolio....
             Oppenheimer Capital Appreciation Portfolio
             T. Rowe Price Mid-Cap Growth Portfolio....

 /23/Effective January 31, 2005, BlackRock Advisors, Inc. became the sub-investment manager for the State Street Research Money Market Portfolio, the State Street Research Bond Income Portfolio, the State Street Research Diversified Portfolio, the State Street Research Large Cap Value Portfolio, the State Street Research Investment Trust Portfolio, the State Street Research Large Cap Growth Portfolio, the State Street Research Aggressive Growth Portfolio and the State Street Research Aurora Portfolio, which changed their names, as shown in the following table:

Prior Portfolio Name                                          New Portfolio Name
--------------------                                          ------------------
State Street Research Aggressive Growth Portfolio BlackRock Aggressive Growth Portfolio
State Street Research Aurora Portfolio            BlackRock Strategic Value Portfolio
State Street Research Bond Income Portfolio       BlackRock Bond Income Portfolio
State Street Research Diversified Portfolio       BlackRock Diversified Portfolio
State Street Research Investment Trust Portfolio  BlackRock Investment Trust Portfolio
State Street Research Large Cap Growth Portfolio  BlackRock Legacy Large Cap Growth Portfolio
State Street Research Large Cap Value Portfolio   BlackRock Large Cap Value Portfolio
State Street Research Money Market Portfolio      BlackRock Money Market Portfolio

/24/Prior to the opening of business on May 2, 2005, the Met/Putnam Voyager
    Portfolio of the Metropolitan Fund was merged into the Jennison Growth Portfolio of the Metropolitan Fund.

/25/On May 1, 2005, OppenheimerFunds, Inc. became the sub-investment manager for the Scudder Global Equity Portfolio which changed its name to the Oppenheimer Global Equity Portfolio.

/26/On January 15, 2005, RCM Capital Management LLC became the sub-investment manager for the PIMCO PEA Innovation Portfolio which changed its name to RCM Global Technology Portfolio.


 /27/These Portfolios are "fund of funds" Portfolios that invest substantially all of their assets in other Portfolios of the Metropolitan Fund or the Met Investors Fund. Because these Portfolios invest in other underlying Portfolios, each of these Portfolios also will bear its pro rata portion of the operating expenses of the underlying Portfolios in which it invests, including the investment management fee. The total expenses after waiver /reimbursement for underlying Portfolios includes the estimated expenses of the underlying Portfolios (after applicable fee waivers and expense reimbursements) as of the date of this prospectus. The estimated total annual operating expenses of the Portfolios (before applicable fee waivers and expense reimbursements), including the weighted average of the total operating expenses of the underlying Portfolios (before applicable fee
    waivers and reimbursements) as of the date of this prospectus are:     %
    for the MetLife Conservative Allocation Portfolio,     % for the MetLife
    Conservative to Moderate Allocation Portfolio;     % for the MetLife
    Moderate Allocation Portfolio,     % for the MetLife Moderate to Aggressive
    Allocation Portfolio, and     % for the MetLife Aggressive Allocation
    Portfolio. Contract owners may be able to realize lower aggregate expenses by investing directly in the underlying Portfolios instead of investing in the Portfolios. A contract owner who chooses to invest directly in the underlying Portfolios would not, however, receive the asset allocation services provided by MetLife Advisers.

/28/On December 19, 2005, Lazard Asset Management LLC became the sub-investment manager for the Met/AIM Mid Cap Core Equity Portfolio which changed its name to Lazard Mid Cap Portfolio.

  EXAMPLES
  The examples are intended to help you compare the cost of investing in the Deferred Annuity with the cost of investing in other variable annuity contracts. These costs include the contract owner transaction expenses (described in the first table), the Separate Account and other costs you bear while you hold the Deferred Annuity (described in the second table) and Portfolio fees and expenses (described in the third table).

  The Examples illustrate the Deferred Annuity costs for each Contract class with the combination of optional benefits which is the most expensive. Examples 1 through 8 on pages 16-19 in the Prospectus assume the purchase of Version III of the Guaranteed Minimum Income Benefit (Predictor Plus), as well as certain optional death benefits. With the availability of the GMAB, purchasing the Predictor Plus is no longer the most expensive way to purchase the Contract in all years shown. Purchasing the Deferred Annuity with Version III of the Guaranteed Minimum Income Benefit is the most expensive way to purchase the Contract for a 5 or 10 year period, and purchasing the Contract with the GMAB is the most expensive way to purchase the Contract for a 1 or 3 year period. You cannot purchase both the Predictor Plus and the GMAB. Therefore, we are adding the following Examples 9 through 16 to the "Examples" section to show the cost of purchasing the Deferred Annuity for each Class of the Contract with the GMAB.

  Example 1. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.
  Assumptions:
  . reimbursement and/or waiver of expenses was not in effect;
  . there was no allocation to the Fixed Account or Enhanced Dollar Cost
    Averaging Program;
  . you bear the minimum or maximum fees and expenses of any of the
    Portfolios;
  . a total Account Balance of $39,000 (for purposes of determining the impact of the Annual Contract Fee);
  . you select the B Class;
  . the underlying Portfolio earns a 5% annual return;
  . you select the Greater of Annual Step-Up or 5% Annual Increase Death
    Benefit;
  . you select Version III of the Guaranteed Minimum Income Benefit and assume that you elect the Optional Reset feature and as a result the charge increases to 1.50%, which is the maximum charge permitted;
  . you select the Earnings Preservation Benefit; and . you fully surrender your Contract, with applicable withdrawal charges deducted.



                                     1     3     5    10
                                    YEAR YEARS YEARS YEARS
----------------------------------------------------------
Maximum............................  $    $     $     $
Minimum............................  $    $     $     $


  Example 2. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.
  Assumptions:
  . reimbursement and/or waiver of expenses was not in effect;
  . there was no allocation to the Fixed Account or Enhanced Dollar Cost
    Averaging Program;
  . you bear the minimum or maximum fees and expenses of any of the
    Portfolios;
  . a total Account Balance of $39,000 (for purposes of determining the impact of the Annual Contract Fee);
  . you select the B Class;
  . the underlying Portfolio earns a 5% annual return;
  . you select the Greater of Annual Step-Up or 5% Annual Increase Death
    Benefit;
  . you select Version III of the Guaranteed Minimum Income Benefit and assume that you elect the Optional Reset feature and as a result the charge increases to 1.50%, which is the maximum charge permitted;
  . you select the Earnings Preservation Benefit: and . you do not surrender your Contract or you elect to annuitize (elect a pay-out option with an income payment type under which you receive income payments over your lifetime) (no withdrawal charges would be deducted).


                                                       1     3     5    10
                                                      YEAR YEARS YEARS YEARS
   -------------------------------------------------------------------------
   Maximum...........................................  $     $     $     $
   Minimum...........................................  $     $     $     $

  Example 3. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the periods indicated. Your actual costs may be higher or lower.
  Assumptions:
  . reimbursement and/or waiver of expenses was not in effect;
  . there was no allocation to the Fixed Account;
  . you bear the minimum or maximum fees and expenses of any of the
    Portfolios;
  . a total Account Balance of $69,000 (for purposes of determining the impact of the Annual Contract Fee);
  . you select the Bonus Class;
  . the underlying Portfolio earns a 5% annual return;
  . you select the Greater of Annual Step-Up or 5% Annual Increase Death
    Benefit;
  . you select Version III of the Guaranteed Minimum Income Benefit and assume that you elect the Optional Reset feature and as a result the charge increases to 1.50%, which is the maximum charge permitted;
  . you select the Earnings Preservation Benefit; and . you fully surrender your Contract, with applicable withdrawal charges deducted.



                                                    1     3     5    10
                                                   YEAR YEARS YEARS YEARS
-------------------------------------------------------------------------
Maximum...........................................  $     $     $     $
Minimum...........................................  $     $     $     $


  Example 4. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower. Assumptions:
  . reimbursement and/or waiver of expenses was not in effect;
  . there was no allocation to the Fixed Account;
  . you bear the minimum or maximum fees and expenses of any of the
    Portfolios;
  . a total Account Balance of $69,000 (for purposes of determining the impact of the Annual Contract Fee);
  . you select the Bonus Class;
  . the underlying Portfolio earns a 5% annual return;
  . you select the Greater of Annual Step-Up or 5% Annual Increase Death
    Benefit;
  . you select Version III of the Guaranteed Minimum Income Benefit and assume that you elect the Optional Reset feature and as a result the charge increases to 1.50%, which is the maximum charge permitted;
  . you select the Earnings Preservation Benefit; and . you do not surrender your Contract or you elect to annuitize (elect a pay-out option with an income payment type under which you receive income payments over your lifetime) (no withdrawal charges would be deducted).



                                1     3     5    10
                               YEAR YEARS YEARS YEARS
-----------------------------------------------------
Maximum.......................  $     $     $     $
Minimum.......................  $     $     $     $

  Example 5. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.
  Assumptions:
  . reimbursement and/or waiver of expenses was not in effect;
  . you bear the minimum or maximum fees and expenses of any of the
    Portfolios;
  . a total Account Balance of $74,000 (for purposes of determining the impact of the Annual Contract Fee);
  . you select the C Class;
  . the underlying Portfolio earns a 5% annual return;
  . you select the Greater of Annual Step-Up or 5% Annual Increase Death
    Benefit;
  . you select Version III of the Guaranteed Minimum Income Benefit and assume that you elect the Optional Reset feature and as a result the charge increases to 1.50%, which is the maximum charge permitted;
  . you select the Earnings Preservation Benefit; and . you surrender your Contract (although no withdrawal charges apply to the
    C Class, the annual contract fee is deducted when the Deferred Annuity is surrendered regardless of the amount of the total Account Balance).



                                                          1     3     5    10
                                                         YEAR YEARS YEARS YEARS
 ------------------------------------------------------------------------------
 Maximum................................................  $     $     $     $
 Minimum................................................  $     $     $     $


  Example 6. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.
  Assumptions:
  . reimbursement and/or waiver of expenses was not in effect;
  . you bear the minimum or maximum fees and expenses of any of the
    Portfolios;
  . a total Account Balance of $74,000 (for purposes of determining the impact of the Annual Contract Fee);
  . you select the C Class;
  . the underlying Portfolio earns a 5% annual return;
  . you select the Greater of Annual Step-Up or 5% Annual Increase Death
    Benefit;
  . you select Version III of the Guaranteed Minimum Income Benefit and assume that you elect the Optional Reset feature and as a result the charge increases to 1.50%, which is the maximum charge permitted;
  . you select the Earnings Preservation Benefit; and . you do not surrender your Contract or you elect to annuitize (elect a pay-out option with an income type under which you receive income payments over your life time) (no withdrawal charges apply to the C Class).



                                                          1     3     5    10
                                                         YEAR YEARS YEARS YEARS
 ------------------------------------------------------------------------------
 Maximum................................................  $     $     $     $
 Minimum................................................  $     $     $     $

  Example 7. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.
  Assumptions:
  . reimbursement and/or waiver of expenses was not in effect;
  . there was no allocation to the Fixed Account or the Enhanced Dollar Cost
    Averaging Program;
  . you bear the minimum or maximum fees and expenses of any of the
    Portfolios;
  . a total Account Balance of $80,000 (for purposes of determining the impact of the Annual Contract Fee);
  . you select the L Class;
  . the underlying Portfolio earns a 5% annual return;
  . you select the Greater of Annual Step-Up or 5% Annual Increase Death
    Benefit;
  . you select Version III of the Guaranteed Minimum Income Benefit and assume that you elect the Optional Reset feature and as a result the charge increases to 1.50%, which is the maximum charge permitted;
  . you select the Earnings Preservation Benefit; and . you fully surrender your Contract with applicable withdrawal charges deducted.


                                                              1     3     5    10
                                                             YEAR YEARS YEARS YEARS
-----------------------------------------------------------------------------------
Maximum.....................................................  $     $     $     $
Minimum.....................................................  $     $     $     $


  Example 8. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.
  Assumptions:
  . reimbursement and/or waiver of expenses was not in
    effect;
  . there was no allocation to the Fixed Account or the
    Enhanced Dollar Cost Averaging Program;
  . you bear the minimum or maximum fees and expenses of
    any of the Portfolios;
  . a total Account Balance of $80,000 (for purposes of
    determining the impact of the Annual Contract Fee);
  . you select the L Class;
  . the underlying Portfolio earns a 5% annual return;
  . you select the Greater of Annual Step-Up or 5% Annual
    Increase Death Benefit;
  . you select Version III of the Guaranteed Minimum Income
    Benefit and assume that you elect the Optional Reset feature and as a result the charge increases to 1.50%, which is the maximum charge permitted;
  . you select the Earnings Preservation Benefit; and . you do not surrender your Contract or you elect to annuitize (elect a pay-out option with an income type under which you receive income payments over your life time) (no withdrawal charges would be deducted).


                                                              1     3     5    10
                                                             YEAR YEARS YEARS YEARS
-----------------------------------------------------------------------------------
Maximum.....................................................  $     $     $     $
Minimum.....................................................  $     $     $     $

  Example 9. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower:
  Assumptions:
  . reimbursement and/or waiver of expenses was not in effect;
  . there was no allocation to the Fixed Account or Enhanced Dollar Cost
    Averaging Program;
  . you bear the minimum or maximum fees and expenses of any of the
    Portfolios;
  . a total Account Balance of $39,000 (for purposes of determining the impact of the Annual Contract Fee);
  . you select the B Class;
  . the underlying Portfolio earns a 5% annual return;
  . you select the Greater of Annual Step-Up or 5% Annual Increase Death
    Benefit;
  . you select the Guaranteed Minimum Accumulation Benefit;
  . you select the Earnings Preservation Benefit; and . you fully surrender your Contract, with applicable withdrawal charges deducted.



                                  1     3     5    10
                                 YEAR YEARS YEARS YEARS
                         ------------------------------
                         Maximum  $     $     $     $
                         Minimum  $     $     $     $




  Example 10. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.
  Assumptions:
  . reimbursement and/or waiver of expenses was not in effect;
  . there was no allocation to the Fixed Account or Enhanced Dollar Cost
    Averaging Program;
  . you bear the minimum or maximum fees and expenses of any of the
    Portfolios;
  . a total Account Balance of $39,000 (for purposes of determining the impact of the Annual Contract Fee);
  . you select the B Class;
  . the underlying Portfolio earns a 5% annual return;
  . you select the Greater of Annual Step-Up or 5% Annual Increase Death
    Benefit;
  . you select the Guaranteed Minimum Accumulation Benefit;
  . you select the Earnings Preservation Benefit; and . you do not surrender your Contract or you elect to annuitize (elect a pay-out option with an income payment type under which you receive income payments over your lifetime) (no withdrawal charges would be deducted).



                                  1     3     5    10
                                 YEAR YEARS YEARS YEARS
                         ------------------------------
                         Maximum  $     $     $     $
                         Minimum  $     $     $     $

  Example 11. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the periods indicated. Your actual costs may be higher or lower.
  Assumptions:
  . reimbursement and/or waiver of expenses was not in effect;
  . there was no allocation to the Fixed Account;
  . you bear the minimum or maximum fees and expenses of any of the
    Portfolios;
  . a total Account Balance of $69,000 (for purposes of determining the impact of the Annual Contract Fee);
  . you select the Bonus Class;
  . the underlying Portfolio earns a 5% annual return;
  . you select the Greater of Annual Step-Up or 5% Annual Increase Death
    Benefit;
  . you select the Guaranteed Minimum Accumulation Benefit;
  . you select the Earnings Preservation Benefit; and . you fully surrender your Contract, with applicable withdrawal charges deducted.



                                  1     3     5    10
                                 YEAR YEARS YEARS YEARS
                         ------------------------------
                         Maximum  $     $     $     $
                         Minimum  $     $     $     $



  Example 12. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.
  Assumptions:
  . reimbursement and/or waiver of expenses was not in effect;
  . there was no allocation to the Fixed Account;
  . you bear the minimum or maximum fees and expenses of any of the
    Portfolios;
  . a total Account Balance of $69,000 (for purposes of determining the impact of the Annual Contract Fee);
  . you select the Bonus Class;
  . the underlying Portfolio earns a 5% annual return;
  . you select the Greater of Annual Step-Up or 5% Annual Increase Death
    Benefit;
  . you select the Guaranteed Minimum Accumulation Benefit;
  . you select the Earnings Preservation Benefit; and . you do not surrender your contract or elect to annuitize (elect a pay-out option with an income payment type under which you receive income payments over your lifetime) (no withdrawal charges would be deducted).



                                  1     3     5    10
                                 YEAR YEARS YEARS YEARS
                         ------------------------------
                         Maximum  $     $     $     $
                         Minimum  $     $     $     $

  Example 13. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.
  Assumptions:
  . reimbursement and/or waiver of expenses was not in
    effect;
  . there was no allocation to the Fixed Account;
  . you bear the minimum or maximum fees and expenses of
    any of the Portfolios;
  . a total Account Balance of $74,000 (for purposes of
    determining the impact of the Annual Contract Fee);
  . you select the C Class;
  . the underlying Portfolio earns a 5% annual return;
  . you select the Greater of Annual Step-Up or 5% Annual
    Increase Death Benefit;
  . you select the Guaranteed Minimum Accumulation Benefit;
  . you select the Earnings Preservation Benefit; and . you fully surrender your Contract, (although no withdrawal charges apply to the C Class, the annual contract fee is deducted when the Deferred Annuity is surrendered regardless of the amount of the total
    Account Balance).



                                  1     3     5    10
                                 YEAR YEARS YEARS YEARS
                         ------------------------------
                         Maximum  $     $     $     $
                         Minimum  $     $     $     $



  Example 14. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower
  Assumptions:
  . reimbursement and/or waiver of expenses was not in
    effect;
  . there was no allocation to the Fixed Account;
  . you bear the minimum or maximum fees and expenses of
    any of the Portfolios;
  . a total Account Balance of $74,000 (for purposes of
    determining the impact of the Annual Contract Fee);
  . you select the C Class;
  . the underlying Portfolio earns a 5% annual return;
  . you select the Greater of Annual Step-Up or 5% Annual
    Increase Death Benefit;
  . you select the Guaranteed Minimum Accumulation Benefit;
  . you select the Earnings Preservation Benefit; and . you do not surrender your contract or elect to annuitize (elect a pay-out option with an income payment type under which you receive income payments over your lifetime) (no withdrawal charges apply to the C Class).



                                  1     3     5    10
                                 YEAR YEARS YEARS YEARS
                         ------------------------------
                         Maximum  $     $     $     $
                         Minimum  $     $     $     $

  Example 15. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.
  Assumptions:
  . reimbursement and/or waiver of expenses was not in
    effect;
  . there was no allocation to the Fixed Account or the
    Enhanced Dollar Cost Averaging Program;
  . you bear the minimum or maximum fees and expenses of
    any of the Portfolios;
  . a total Account Balance of $80,000 (for purposes of
    determining the impact of the Annual Contract Fee);
  . you select the L Class;
  . the underlying Portfolio earns a 5% annual return;
  . you select the Greater of Annual Step-Up or 5% Annual
    Increase Death Benefit;
  . you select the Guaranteed Minimum Accumulation Benefit;
  . you select the Earnings Preservation Benefit; and . you fully surrender your Contract with applicable withdrawal charges deducted.



                                  1     3     5    10
                                 YEAR YEARS YEARS YEARS
                         ------------------------------
                         Maximum  $     $     $     $
                         Minimum  $     $     $     $



  Example 16. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.
  Assumptions:
  . reimbursement and/or waiver of expenses was not in
    effect;
  . there was no allocation to the Fixed Account or the
    Enhanced Dollar Cost Averaging Program;
  . you bear the minimum or maximum fees and expenses of
    any of the Portfolios;
  . a total Account Balance of $80,000 (for purposes of
    determining the impact of the Annual Contract Fee);
  . you select the L Class;
  . the underlying Portfolio earns a 5% annual return;
  . you select the Greater of Annual Step-Up or 5% Annual
    Increase Death Benefit;
  . you select the Guaranteed Minimum Accumulation Benefit;
  . you select the Earnings Preservation Benefit; and . you do not surrender your Contract or you elect to annuitize (elect a pay-out option with an income type under which you receive income payments over your life time) (no withdrawal charges would be deducted).



                                  1     3     5    10
                                 YEAR YEARS YEARS YEARS
                         ------------------------------
                         Maximum  $     $     $     $
                         Minimum  $     $     $     $

   ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION


   These tables and bar charts show fluctuations in the Accumulation Unit Values for two of the possible mixes offered within the Deferred Annuity for each investment division from year end to year end. A different share class of the Metropolitan Fund and Met Investors Fund Portfolios was available prior to May 1, 2004. Lower Separate Account charges for the American Funds Investment Divisions were in effect prior to May 1, 2004. The accumulation unit values prior to May 1, 2004 reflect the lower 12b-1 Plan fees for the Metropolitan Fund and the Met Investors Fund Portfolios and lower Separate Account charges for the American Funds Investment Divisions then in effect. Values after April 30, 2004 reflect the higher 12b-1 Plan fees and Separate Account charges currently in place. In addition, different charges for certain optional benefits were in effect prior to May 1, 2003. Therefore, the accumulation unit values prior to May 1, 2003, for Deferred Annuities with these optional benefits reflect the lower charges then in effect. Values after April 30, 2003, reflect the higher charges currently in place. A lower charge for the Guaranteed Minimum Income Benefit when it was purchased with either of the optional death benefits was in effect from May 1, 2004 through April 30, 2005. This lower charge is not reflected in the tables below. The information in these tables and charts has been derived from the Separate Account's full financial statements or other reports (such as the annual report). The first table and charts show the Deferred Annuity mix that bears the total highest charge, and the second table and charts show the Deferred Annuity mix that bears the total lowest charge. The mix with the total highest charge has these features: Bonus Class, the Greater of Annual Step-Up or 5% Annual Increase Death Benefit, Earnings Preservation Benefit and the Version III of the Guaranteed Minimum Income Benefit, which was introduced on May 1, 2005. (In terms of the calculation for this mix, Version III of the Guaranteed Minimum Income Benefit charge is made by canceling accumulation units and, therefore, this charge is not reflected in the Accumulation Unit Value. However, purchasing this option with the others will result in the highest overall charge.) Since Version III of the Guaranteed Minimum Income Benefit was introduced on May 1, 2005, only the "End of Year Accumulation Unit Value" reflects this mix. The "Beginning of Year Accumulation Unit Value" reflects the total highest mix as of January 1, 2005, which has these features: Bonus Class, the Greater of Annual Step-Up or 5% Annual Increase Death Benefit, Earnings Preservation Benefit and Version I of the Guaranteed Minimum Income Benefit. The mix with the total lowest charge has these features: B Class and no optional benefit. All other possible mixes for each investment division within the Deferred Annuity appear in the SAI, which is available upon request without charge by calling 1-800-638-7732.



----------------------------------------------------------------------------------------------

                                                                                 NUMBER OF
PREFERENCE PLUS SELECT DEFERRED               BEGINNING OF YEAR END OF YEAR    ACCUMULATION
ANNUITIES TABLE I AND BAR CHART I               ACCUMULATION    ACCUMULATION UNITS END OF YEAR
(HIGHEST POSSIBLE MIX)                   YEAR    UNIT VALUE      UNIT VALUE   (IN THOUSANDS)
----------------------------------------------------------------------------------------------
BlackRock Money Market Division (f)..... 2005           $              $

                                         2004       18.73          18.06              0
  [CHART]
                                         2003       19.04          18.73           0.08
2003     2004     2005
------   ------   ------
$18.73   $18.06

   Year End Accumulation Unit Value
Salomon Brothers U.S. Government
  Division (c).......................... 2005


  [CHART]                                2004       14.46          14.40              0

2001     2002     2003    2004      2005 2003       14.69          14.46           0.97
----     ----     -----  ------
------                                   2002       13.95          14.69           8.18
$13.95  $14.69   $14.46  $14.40
                                         2001       13.73          13.95              0
   Year End Accumulation Unit Value

----------------------------------------------------------------------------------------------

                                                                                 NUMBER OF
PREFERENCE PLUS SELECT DEFERRED               BEGINNING OF YEAR END OF YEAR    ACCUMULATION
ANNUITIES TABLE I AND BAR CHART I               ACCUMULATION    ACCUMULATION UNITS END OF YEAR
(HIGHEST POSSIBLE MIX)                   YEAR    UNIT VALUE      UNIT VALUE   (IN THOUSANDS)
----------------------------------------------------------------------------------------------
BlackRock Bond Income Division (a)...... 2005           $              $

                                         2004       38.97          37.01            0.03
  [CHART]
                                         2003       38.47          38.97            2.08
2001    2002    2003    2004     2005
----    ----    -----  ------   ------   2002       36.37          38.47            3.12
$36.37  $38.47  $38.97  $37.01
                                         2001       35.51          36.37               0
   Year End Accumulation Unit Value
Lehman Brothers(R) Aggregate Bond Index
  Division (c).......................... 2005

                                         2004       12.06          12.08               0
  [CHART]
                                         2003       11.97          12.06            3.50
2001    2002    2003    2004     2005
----    ----    -----  ------   ------   2002       11.12          11.97           17.13
$11.12  $11.97  $12.06  $12.08
                                         2001       10.95          11.12               0

   Year End Accumulation Unit Value
PIMCO Total Return Division (c)......... 2005

                                         2004       11.31          11.67            0.08
  [CHART]
                                         2003       11.10          11.31            0.41
2001    2002    2003    2004     2005
----    ----    -----  ------   ------   2002       10.37          11.10           12.75
$10.37  $11.10  $11.31  $11.67
                                         2001       10.21          10.37               0
   Year End Accumulation Unit Value
Salomon Brothers Strategic Bond
  Opportunities Division (c)............ 2005


  [CHART]
                                         2004       17.50          18.04            1.23

2001    2002    2003    2004     2005    2003       16.05          17.50            0.86
----    ----    -----  ------   ------
$15.00  $16.05  $17.50  $18.04           2002       15.00          16.05            1.81

                                         2001       14.76          15.00               0
   Year End Accumulation Unit Value
Lord Abbett Bond Debenture Division (b). 2005


  [CHART]                                2004       11.60          15.72               0

2001    2002    2003    2004     2005    2003       10.00          11.60            5.62
----    ----    -----  ------   ------
$10.11  $10.00  $11.60  $15.72           2002       10.11          10.00            6.53

                                         2001       10.39          10.11               0
   Year End Accumulation Unit Value
BlackRock Diversified Division (c)...... 2005

                                         2004       31.18          32.27            0.03
  [CHART]
                                         2003       26.94          31.18            0.44
2001    2002    2003    2004     2005
----    ----    -----  ------   ------   2002       31.99          26.94            2.01
$31.99  $26.94  $31.18  $32.27
                                         2001       32.93          31.99               0
   Year End Accumulation Unit Value
MFS Total Return Division (i)........... 2005

                                         2004       31.54          34.09               0
  [CHART]

2004     2005
------   ------
$34.09

   Year End Accumulation Unit Value

----------------------------------------------------------------------------------------------

                                                                                 NUMBER OF
PREFERENCE PLUS SELECT DEFERRED               BEGINNING OF YEAR END OF YEAR    ACCUMULATION
ANNUITIES TABLE I AND BAR CHART I               ACCUMULATION    ACCUMULATION UNITS END OF YEAR
(HIGHEST POSSIBLE MIX)                   YEAR    UNIT VALUE      UNIT VALUE   (IN THOUSANDS)
----------------------------------------------------------------------------------------------
Neuberger Berman Mid Cap Value Division
  (c)................................... 2005           $              $

                                         2004       17.22          20.48           0.05
  [CHART]
                                         2003       12.98          17.22           1.70
2001    2002    2003    2004     2005
----    ----    -----  ------   ------   2002       14.69          12.98            .66
$14.69  $12.98  $17.22  $20.48
                                         2001       15.05          14.69              0
   Year End Accumulation Unit Value
American Funds Growth-Income Division
  (c)................................... 2005

                                         2004       72.87          78.48           0.30
  [CHART]
                                         2003       57.44          72.87           0.64
2001    2002    2003     2004     2005
----    ----    -----   ------   ------  2002       72.02          57.44           3.21
$72.02  $57.44  $72.87   $78.48
                                         2001       75.25          72.02              0
   Year End Accumulation Unit Value
BlackRock Large Cap Value Division (d).. 2005

                                         2004       10.42          11.51              0
  [CHART]
                                         2003        7.88          10.42           1.52
2002    2003    2004     2005
----    -----  ------   ------           2002       10.00           7.88              0
$7.88   $10.42  $11.51


   Year End Accumulation Unit Value
Davis Venture Value Division (c)........ 2005

                                         2004       25.84          28.05           0.03
  [CHART]
                                         2003       20.39          25.84           0.25
2001    2002    2003    2004    2005
----    ----    -----  ------  ------    2002       24.97          20.39           3.70
$24.97  $20.39  $25.84  $28.05
                                         2001       25.75          24.97              0
   Year End Accumulation Unit Value
FI Value Leaders Division (d)........... 2005

                                         2004       21.25          23.36              0
  [CHART]
                                         2003       17.32          21.25           0.19
2002    2003    2004    2005
----    -----  ------  ------            2002       21.16          17.32              0
$17.32  $21.25  $23.36


   Year End Accumulation Unit Value
Harris Oakmark Large Cap Value Division
  (c)................................... 2005

                                                                   12.38              0
  [CHART]                                2004       11.46
                                                                   11.46           4.19
2001    2002    2003    2004    2005     2003        9.39
----    ----    -----  ------  ------                               9.39              0
$11.20  $9.39   $11.46  $12.38           2002       11.20
                                                                   11.20              0
                                         2001       11.40
   Year End Accumulation Unit Value

----------------------------------------------------------------------------------------------

                                                                                 NUMBER OF
PREFERENCE PLUS SELECT DEFERRED               BEGINNING OF YEAR END OF YEAR    ACCUMULATION
ANNUITIES TABLE I AND BAR CHART I               ACCUMULATION    ACCUMULATION UNITS END OF YEAR
(HIGHEST POSSIBLE MIX)                   YEAR    UNIT VALUE      UNIT VALUE   (IN THOUSANDS)
----------------------------------------------------------------------------------------------
Harris Oakmark Focused Value Division
  (c)................................... 2005           $              $

                                         2004       27.98          29.42            0.77
  [CHART]
                                         2003       21.83          27.98            2.91
2001    2002    2003    2004     2005
----    ----    -----  ------   ------   2002       24.52          21.83            8.47
$24.52  $21.83  $27.98  $29.42
                                         2001       23.78          24.52               0
   Year End Accumulation Unit Value
Neuberger Berman Real Estate Division
  (i)................................... 2005

                                         2004        9.99          12.75            0.08
  [CHART]

2004    2005
----    ----
$12.75

   Year End Accumulation Unit Value
BlackRock Investment Trust Division (c). 2005

                                         2004       51.08          54.09               0
  [CHART]
                                         2003       40.98          51.08            1.41
2001    2002    2003    2004     2005
----    ----    -----  ------   ------   2002       56.77          40.98            1.50
$56.77  $40.98  $51.08  $54.09
                                         2001       61.03          56.77               0
   Year End Accumulation Unit Value
MetLife Stock Index Division (c)........ 2005

                                         2004       30.73          32.20               0
  [CHART]
                                         2003       24.88          30.73            3.89
2001    2002    2003    2004     2005
----    ----    -----  ------   ------   2002       32.78          24.88            6.75
$32.78  $24.88  $30.73  $32.20
                                         2001       34.83          32.78               0
   Year End Accumulation Unit Value
MFS Investors Trust Division (c)........ 2005

                                         2004        7.49           8.10               0
  [CHART]
                                         2003        6.33           7.49               0
2001    2002    2003  2004     2005
----    ----    ----  -----   ------     2002        8.12           6.33               0
$8.12   $6.33   $7.49  $8.10
                                         2001        8.57           8.12               0
   Year End Accumulation Unit Value
BlackRock Strategic Value Division (c).. 2005

                                         2004       15.51          17.40            1.41
  [CHART]
                                         2003       10.61          15.51            7.43
2001    2002    2003    2004     2005
----    ----    -----  ------   ------   2002       13.81          10.61           22.51
$13.81  $10.61  $15.51  $17.40
                                         2001       14.10          13.81               0
   Year End Accumulation Unit Value

----------------------------------------------------------------------------------------------

                                                                                 NUMBER OF
PREFERENCE PLUS SELECT DEFERRED               BEGINNING OF YEAR END OF YEAR    ACCUMULATION
ANNUITIES TABLE I AND BAR CHART I               ACCUMULATION    ACCUMULATION UNITS END OF YEAR
(HIGHEST POSSIBLE MIX)                   YEAR    UNIT VALUE      UNIT VALUE   (IN THOUSANDS)
----------------------------------------------------------------------------------------------
FI Mid Cap Opportunities Division (h)... 2005           $              $

                                         2004       13.66          15.37              0
  [CHART]
                                         2003       10.45          13.66           2.47
2001    2002    2003    2004    2005
----    ----    -----  ------  ------    2002       15.08          10.45            .40
$15.08  $10.45  $13.66  $15.37
                                         2001       17.58          15.08              0
   Year End Accumulation Unit Value
Met/AIM Mid Cap Core Equity Division (d) 2005

                                         2004       11.82          13.17              0
  [CHART]
                                         2003        9.58          11.82              0
2002    2003    2004     2005
----    -----  ------   ------           2002       11.35           9.58              0
$9.58   $11.82  $13.17



   Year End Accumulation Unit Value
MetLife Mid Cap Stock Index Division (c) 2005

                                         2004       11.14          12.53              0
  [CHART]
                                         2003        8.48          11.14           2.32
2001    2002    2003    2004    2005
----    ----    -----  ------  ------    2002       10.20           8.48           9.91
$10.20  $8.48   $11.14  $12.53
                                         2001       10.34          10.20              0
   Year End Accumulation Unit Value
FI International Stock Division (c)..... 2005

                                         2004       10.48          11.93              0
  [CHART]
                                         2003        8.48          10.48           0.36
2001    2002    2003    2004    2005
----    ----    -----  ------  ------    2002       10.52           8.48           4.16
$10.52  $8.48   $10.48  $11.93
                                         2001       11.30          10.52              0
   Year End Accumulation Unit Value
Harris Oakmark International Division
  (d)................................... 2005

                                         2004       11.54          13.56              0
  [CHART]
                                         2003        8.75          11.54              0
2002    2003    2004    2005
----    -----  ------  ------            2002       10.89           8.75           1.21
$8.75   $11.54  $13.56


   Year End Accumulation Unit Value
MFS Research International Division (c). 2005

                                         2004        9.28          10.80              0
  [CHART]
                                         2003        7.19           9.28           0.07
2001    2002    2003     2004    2005
----    ----    ----    -----    ------  2002        8.32           7.19           3.59
$8.32   $7.19   $9.28   $10.80
                                         2001        8.99           8.32              0
   Year End Accumulation Unit Value

----------------------------------------------------------------------------------------------

                                                                                 NUMBER OF
PREFERENCE PLUS SELECT DEFERRED               BEGINNING OF YEAR END OF YEAR    ACCUMULATION
ANNUITIES TABLE I AND BAR CHART I               ACCUMULATION    ACCUMULATION UNITS END OF YEAR
(HIGHEST POSSIBLE MIX)                   YEAR    UNIT VALUE      UNIT VALUE   (IN THOUSANDS)
----------------------------------------------------------------------------------------------
Morgan Stanley EAFE(R) Index Division
  (c)................................... 2005           $               $

                                         2004        9.15           10.52              0
  [CHART]
                                         2003        6.85            9.15           6.09
2001    2002    2003    2004    2005
----    ----    ----    ------  ----     2002        8.40            6.85          13.17
$8.40   $6.85   $9.15   $10.52
                                         2001        9.18            8.40              0
   Year End Accumulation Unit Value
Oppenheimer Global Equity Division (c).. 2005

                                         2004       12.20           13.70              0
  [CHART]
                                         2003        9.63           12.20           1.62
2001    2002    2003     2004    2005
----    ----    -----   ------   ----    2002       11.74            9.63           7.13
$11.74  $9.63   $12.20   $13.70
                                         2001       12.49           11.74              0
   Year End Accumulation Unit Value
American Funds Growth Division (c)...... 2005

                                         2004       93.64          102.78           0.23
  [CHART]
                                         2003       71.44           93.64           1.90
2001    2002    2003    2004    2005
----    ----    -----  -------  ----     2002       96.82           71.44           2.15
$96.82  $71.44  $93.64  $102.78
                                         2001      107.26           96.82              0
   Year End Accumulation Unit Value
BlackRock Legacy Large Cap Growth (i)... 2005

                                         2004       21.29           23.19          23.19
  [CHART]

2004    2005
------  ------
$23.19

   Year End Accumulation Unit Value
Janus Aggressive Growth Division (e).... 2005

                                         2004        6.62            6.93              0
  [CHART]
                                         2003        5.22            6.62           0.19
2001    2002    2003  2004   2005
----    ----    ----  -----  ----        2002        7.71            5.22           7.36
$7.71   $5.22   $6.62  $6.93
                                         2001        8.85            7.71              0
   Year End Accumulation Unit Value
Jennison Growth Division (c)(g)......... 2005

                                         2004        4.14            4.22              0
  [CHART]
                                         2003        3.38            4.14           0.59
2001    2002    2003  2004   2005
----    ----    ----  -----  ----        2002        4.86            3.38           5.27
$4.86   $3.38   $4.14  $4.22
                                         2001        5.34            4.86              0
   Year End Accumulation Unit Value

----------------------------------------------------------------------------------------------

                                                                                 NUMBER OF
PREFERENCE PLUS SELECT DEFERRED               BEGINNING OF YEAR END OF YEAR    ACCUMULATION
ANNUITIES TABLE I AND BAR CHART I               ACCUMULATION    ACCUMULATION UNITS END OF YEAR
(HIGHEST POSSIBLE MIX)                   YEAR    UNIT VALUE      UNIT VALUE   (IN THOUSANDS)
----------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation
  Division.............................. 2005           $              $


  [CHART]

2005
----
   Year End Accumulation Unit Value
T. Rowe Price Large Cap Growth Division
  (c)................................... 2005

                                         2004       10.71          11.44               0
  [CHART]
                                         2003        8.43          10.71            2.16
2001    2002    2003    2004    2005
----    ----    -----  ------   ----     2002       11.23           8.43             .71
$11.23  $8.43   $10.71  $11.44
                                         2001       11.40          11.23               0
   Year End Accumulation Unit Value
Loomis Sayles Small Cap Division (c).... 2005


  [CHART]                                2004       21.39          24.10               0

2001    2002    2003    2004    2005     2003       16.20          21.39            0.07
----    ----    -----  ------   ----
$21.13  $16.20  $21.39  $24.10           2002       21.13          16.20             .51

                                         2001       21.66          21.13               0
   Year End Accumulation Unit Value
Russell 2000(R) Index Division (c)...... 2005

                                         2004       12.89          14.59               0
  [CHART]
                                         2003        9.07          12.89            1.33
2001    2002    2003    2004    2005
----    ----    -----  ------   ----     2002       11.67           9.07            4.78
$11.67  $9.07   $12.89  $14.59
                                         2001       11.77          11.67               0
   Year End Accumulation Unit Value
BlackRock Aggressive Growth Division (c) 2005


  [CHART]                                2004       29.63          32.02               0

2001    2002    2003    2004    2005     2003       21.89          29.63            0.79
----    ----    -----  ------   ----
$31.42  $21.89  $29.63  $32.02           2002       31.42          21.89            1.85

                                         2001       33.43          31.42               0
   Year End Accumulation Unit Value
T. Rowe Price Mid-Cap Growth Division
  (c)................................... 2005

                                         2004        5.99           6.87               0
  [CHART]
                                         2003        4.50           5.99            0.76
2001    2002    2003  2004   2005
----    ----    ----  -----  ----        2002        8.20           4.50           12.10
$8.20   $4.50   $5.99  $6.87
                                         2001        8.61           8.20               0
   Year End Accumulation Unit Value

----------------------------------------------------------------------------------------------

                                                                                 NUMBER OF
PREFERENCE PLUS SELECT DEFERRED               BEGINNING OF YEAR END OF YEAR    ACCUMULATION
ANNUITIES TABLE I AND BAR CHART I               ACCUMULATION    ACCUMULATION UNITS END OF YEAR
(HIGHEST POSSIBLE MIX)                   YEAR    UNIT VALUE      UNIT VALUE   (IN THOUSANDS)
----------------------------------------------------------------------------------------------
Franklin Templeton Small Growth
  Division (c).......................... 2005           $              $

                                         2004        8.72           9.43               0
  [CHART]
                                         2003        6.18           8.72            0.07
2001    2002    2003  2004   2005
----    ----    ----  -----  ----        2002        8.75           6.18               0
$8.75   $6.18   $8.72  $9.43
                                         2001        9.16           8.75               0
   Year End Accumulation Unit Value
Met/AIM Small Cap Growth Division (d)... 2005

                                         2004       11.41          11.82               0
  [CHART]
                                         2003        8.41          11.41               0
2002    2003    2004    2005
----    -----  ------   ----             2002       11.18           8.41             .02
$8.41   $11.41  $11.82


   Year End Accumulation Unit Value
T. Rowe Price Small Cap Growth Division
  (c)................................... 2005

                                         2004       11.38          12.30               0
  [CHART]
                                         2003        8.33          11.38            1.27
2001    2002    2003    2004    2005
----    ----    -----  ------   ----     2002       11.62           8.33             .49
$11.62  $8.33   $11.38  $12.30
                                         2001       11.85          11.62               0
   Year End Accumulation Unit Value
American Funds Global Small
  Capitalization Division (c)........... 2005

                                         2004       15.43          18.19               0
  [CHART]
                                         2003       10.35          15.43            0.29
2001    2002    2003    2004    2005
----    ----    -----  ------   ----     2002       13.08          10.35            6.01
$13.08  $10.35  $15.43  $18.19
                                         2001       13.44          13.08               0
   Year End Accumulation Unit Value
RCM Global Technology Division (c)...... 2005

                                         2004        4.49           4.19               0
  [CHART]
                                         2003        2.93           4.49            2.59
2001    2002    2003    2004     2005
----    ----    ----    -----    ----    2002        6.05           2.93           11.78
$6.05   $2.93   $4.49    $4.19
                                         2001        7.03           6.05               0
   Year End Accumulation Unit Value
MetLife Conservative Allocation Division 2005


  [CHART]

2005
----
   Year End Accumulation Unit Value

----------------------------------------------------------------------------------------------

                                                                                 NUMBER OF
PREFERENCE PLUS SELECT DEFERRED               BEGINNING OF YEAR END OF YEAR    ACCUMULATION
ANNUITIES TABLE I AND BAR CHART I               ACCUMULATION    ACCUMULATION UNITS END OF YEAR
(HIGHEST POSSIBLE MIX)                   YEAR    UNIT VALUE      UNIT VALUE   (IN THOUSANDS)
----------------------------------------------------------------------------------------------
MetLife Conservative to Moderate
  Allocation Division................... 2005         $              $


  [CHART]

2005
----
   Year End Accumulation Unit Value
MetLife Moderate Allocation Division.... 2005


  [CHART]

2005
----
   Year End Accumulation Unit Value
MetLife Moderate to Aggressive
  Allocation Division................... 2005


  [CHART]

2005
----
   Year End Accumulation Unit Value
MetLife Aggressive Allocation Division.. 2005


  [CHART]

2005
----
   Year End Accumulation Unit Value

   ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION


-----------------------------------------------------------------------------------------
                                                                            NUMBER OF
PREFERENCE PLUS SELECT DEFERRED          BEGINNING OF YEAR END OF YEAR    ACCUMULATION
ANNUITIES TABLE II AND BAR CHART           ACCUMULATION    ACCUMULATION UNITS END OF YEAR
II (LOWEST POSSIBLE MIX)            YEAR    UNIT VALUE      UNIT VALUE   (IN THOUSANDS)
-----------------------------------------------------------------------------------------
Salomon Brothers U.S. Government
  Division (c)..................... 2005      $               $


   [CHART]                          2004       15.92           16.03          485.02

2001     2002     2003    2004      2003       15.87           15.92         1412.01
2005
----     ----     -----  ------     2002       14.94           15.87          883.29
----
$14.94   $15.87   $15.92  $16.03    2001       14.64           14.94               0
 Year End Accumulation Unit Value
BlackRock Bond Income Division (a). 2005


   [CHART]                          2004       48.34           46.31          216.38

2001     2002     2003    2004      2003       46.31           48.34          465.65
2005
----     ----     -----  ------     2002       43.36           46.31          207.29
----
$43.36   $46.31   $48.34  $46.31    2001       42.18           43.36               0
 Year End Accumulation Unit Value
Lehman Brothers(R) Aggregate Bond
  Index Division (c)............... 2005


   [CHART]                          2004       12.73           12.89         2200.98

2001     2002     2003    2004      2003       12.46           12.73         4126.37
2005
----     ----     -----  ------     2002       11.46           12.46         1270.56
----
$11.46   $12.46   $12.73  $12.89    2001       11.23           11.46               0
 Year End Accumulation Unit Value
PIMCO Total Return Division (c).... 2005


   [CHART]                          2004       11.65           12.16         1276.08

2001     2002     2003    2004      2003       11.30           11.65         3804.83
2005
----     ----     -----  ------     2002       10.46           11.30         1550.34
----
$10.46   $11.30   $11.65  $12.16    2001       10.26           10.46               0
 Year End Accumulation Unit Value
Salomon Brothers Strategic Bond
  Opportunities Division (c)....... 2005


   [CHART]                          2004       19.27           20.08          332.95

2001     2002     2003    2004      2003       17.34           19.27          881.38
2005
----     ----     -----  ------     2002       16.06           17.34          206.42
----
$16.06   $17.34   $19.27  $20.08    2001       15.74           16.06               0
 Year End Accumulation Unit Value
Lord Abbett Bond Debenture
  Division (b)..................... 2005


   [CHART]                          2004       12.46           17.21          272.69

2001     2002     2003    2004      2003       10.57           12.46          701.24
2005
----     ----     -----  ------     2002       10.58           10.57          108.57
----
$10.58   $10.57   $12.46  $17.21    2001       10.84           10.58               0
 Year End Accumulation Unit Value

-----------------------------------------------------------------------------------------
                                                                            NUMBER OF
PREFERENCE PLUS SELECT DEFERRED          BEGINNING OF YEAR END OF YEAR    ACCUMULATION
ANNUITIES TABLE II AND BAR CHART           ACCUMULATION    ACCUMULATION UNITS END OF YEAR
II (LOWEST POSSIBLE MIX)            YEAR    UNIT VALUE      UNIT VALUE   (IN THOUSANDS)
-----------------------------------------------------------------------------------------
BlackRock Diversified Division (c). 2005      $               $


   [CHART]

2001     2002     2003     2004     2004       37.46           39.19         194.92
 2005
------   ------   ------   ------   2003       31.50           37.46         603.99
 ------
$37.06   $31.50   $37.46   $39.19   2002       37.06           31.50         212.79

                                    2001       38.00           37.06              0
 Year End Accumulation Unit Value
MFS Total Return Division (i)...... 2005

                                    2004       37.72           41.05          84.12
   [CHART]

2004     2005
------   ------
$41.05



 Year End Accumulation Unit Value
Neuberger Berman Mid Cap Value
  Division (c)..................... 2005


   [CHART]

2001     2002     2003     2004     2004       18.18           21.85         439.69
 2005
------   ------   ------   ------   2003       13.50           18.18         624.46
 ------
$15.14   $13.50   $18.18   $21.85   2002       15.14           13.50         222.74

                                    2001       15.44           15.14              0
 Year End Accumulation Unit Value
American Funds Growth-Income
  Division (c)..................... 2005


   [CHART]

2001     2002     2003     2004     2004       89.77           97.69         969.99
 2005
------   ------   ------   ------   2003       68.74           89.77         480.09
 ------
$85.37   $68.74   $89.77   $97.69   2002       85.37           68.74         127.46

                                    2001       88.86           85.37              0
 Year End Accumulation Unit Value
BlackRock Large Cap Value Division
  (d).............................. 2005

                                    2004       10.61           11.84         290.07
   [CHART]
                                    2003        7.93           10.61         347.10
2002     2003     2004     2005
------   ------   ------   ------   2002       10.00            7.93          61.99
$7.93   $10.61   $11.84



 Year End Accumulation Unit Value
Davis Venture Value Division (c)... 2005


   [CHART]

2001     2002     2003     2004     2004       28.45           31.22         288.66
 2005
------   ------   ------   ------   2003       22.03           28.45         347.99
 ------
$26.73  $22.03   $28.45   $31.22    2002       26.73           22.03         115.14

                                    2001       27.46           26.73              0
 Year End Accumulation Unit Value

-----------------------------------------------------------------------------------------
                                                                            NUMBER OF
PREFERENCE PLUS SELECT DEFERRED          BEGINNING OF YEAR END OF YEAR    ACCUMULATION
ANNUITIES TABLE II AND BAR CHART           ACCUMULATION    ACCUMULATION UNITS END OF YEAR
II (LOWEST POSSIBLE MIX)            YEAR    UNIT VALUE      UNIT VALUE   (IN THOUSANDS)
-----------------------------------------------------------------------------------------
FI Value Leaders Division (d)...... 2005      $               $

                                    2004       23.77           26.41           41.88
   [CHART]
                                    2003       18.99           23.77           97.41
2002     2003     2004     2005
------   ------   ------   ------   2002       23.05           18.99           11.62
$18.99   $23.77   $26.41



 Year End Accumulation Unit Value
Harris Oakmark Large Cap Value
  Division (c)..................... 2005


   [CHART]

2001     2002     2003     2004     2004       12.10           13.21          774.16
 2005
------   ------   ------   ------   2003        9.77           12.10         1979.92
 ------
$11.54   $9.77    $12.10   $13.21   2002       11.54            9.77          841.40

                                    2001       11.70           11.54               0
 Year End Accumulation Unit Value
Harris Oakmark Focused Value
  Division (c)..................... 2005


   [CHART]


2001    2002    2003    2004        2004       31.30           33.26          239.04
2005
----    ----    ----    ----        2003       23.93           31.30          770.53
----
$26.62  $23.93  $31.30  $33.26      2002       26.62           23.93          319.70

                                    2001       25.72           26.62               0
 Year End Accumulation Unit Value
Neuberger Berman Real Estate
  Division......................... 2005

   [CHART]                          2004        9.99           12.84          982.40

2004      2005
------    ------
$12.84

 Year End Accumulation Unit Value
BlackRock Investment Trust
  Division (c)..................... 2005


   [CHART]
                                    2004       63.36           67.81           44.30
2001    2002    2003    2004
2005                                2003       49.34           63.36          221.15
----    ----    ----    ----
----                                2002       67.70           49.34           79.78
$67.70  $49.34  $63.36  $67.81
                                    2001       72.49           67.70               0
 Year End Accumulation Unit Value
MetLife Stock Index Division (c)... 2005


   [CHART]

2001    2002    2003    2004
2005                                2004       35.47           37.56          918.68
----    ----    ----    ----
----                                2003       28.06           35.47         1642.61
$36.62  $28.06  $35.47  $37.56
                                    2002       36.62           28.06          444.24

                                    2001       38.76           36.62               0
 Year End Accumulation Unit Value

-----------------------------------------------------------------------------------------
                                                                            NUMBER OF
PREFERENCE PLUS SELECT DEFERRED          BEGINNING OF YEAR END OF YEAR    ACCUMULATION
ANNUITIES TABLE II AND BAR CHART           ACCUMULATION    ACCUMULATION UNITS END OF YEAR
II (LOWEST POSSIBLE MIX)            YEAR    UNIT VALUE      UNIT VALUE   (IN THOUSANDS)
-----------------------------------------------------------------------------------------
MFS Investors Trust Division (c)... 2005      $               $


   [CHART]
                                    2004        7.87            8.59           38.18
2001    2002    2003    2004
2005                                2003        6.56            7.87          220.51
----    ----    ----    ----
----                                2002        8.33            6.56           73.89
$8.33   $6.56   $7.87   $8.59
                                    2001        8.75            8.33               0
 Year End Accumulation Unit Value
BlackRock Strategic Value Division
  (c).............................. 2005


   [CHART]

                                    2004       16.08           18.24          610.98
2001    2002    2003    2004
2005                                2003       10.86           16.08         1935.48
----    ----    ----    ----
----                                2002       14.01           10.86          796.00
$14.01  $10.86  $16.08  $18.24
                                    2001       14.24           14.01               0
 Year End Accumulation Unit Value
FI Mid Cap Opportunities Division
  (h).............................. 2005


   [CHART]                          2004       14.68           16.69          106.28

2001     2002     2003     2004     2003       11.05           14.68          348.99
 2005
----     ----     ----     ----     2002       15.79           11.05          147.10
 ----
$15.79   $11.05   $14.68   $16.69   2001       18.33           15.79               0
 Year End Accumulation Unit Value
Met/AIM Mid Cap Core Equity
  Division (d)..................... 2005

   [CHART]                          2004       12.10           13.63           93.38

2002     2003     2004     2005     2003        9.70           12.10          308.77
----     ----     ----     ----
$9.70   $12.10   $13.63             2002       11.41            9.70           60.12

 Year End Accumulation Unit Value
MetLife Mid Cap Stock Index
  Division (c)..................... 2005


   [CHART]
                                    2004       11.56           13.13          380.74
2001     2002     2003     2004
 2005                               2003        8.68           11.56         1822.43
----     ----     ----     ----
 ----                               2002       10.35            8.68          569.76
$10.35   $8.68   $11.56   $13.13
                                    2001       10.45           10.35               0
 Year End Accumulation Unit Value
FI International Stock Division (c) 2005


   [CHART]
                                    2004       11.97           13.78          120.57
2001     2002     2003     2004
 2005                               2003        9.48           11.97          484.43
------   ------   ------   ------
 ------                             2002       11.65            9.48          178.14
$11.65   $9.48    $11.97   $13.78
                                    2001       12.45           11.65               0
 Year End Accumulation Unit Value

-----------------------------------------------------------------------------------------
                                                                            NUMBER OF
PREFERENCE PLUS SELECT DEFERRED          BEGINNING OF YEAR END OF YEAR    ACCUMULATION
ANNUITIES TABLE II AND BAR CHART           ACCUMULATION    ACCUMULATION UNITS END OF YEAR
II (LOWEST POSSIBLE MIX)            YEAR    UNIT VALUE      UNIT VALUE   (IN THOUSANDS)
-----------------------------------------------------------------------------------------
Harris Oakmark International
  Division (d)..................... 2005      $              $

                                    2004
   [CHART]
                                    2003
2002     2003     2004     2005                 11.82          14.03          257.65
------   ------   ------   ------   2002
$8.85    $11.82   $14.03                         8.85          11.82          215.93

                                                10.91           8.85           26.55
 Year End Accumulation Unit Value
MFS Research International
  Division (c)..................... 2005


   [CHART]
                                    2004         9.55          11.25           70.69
2001     2002     2003     2004
 2005                               2003         7.32           9.55          267.43
------   ------   ------   ------
 ------                             2002         8.39           7.32          128.79
$8.39    $7.32    $9.55   $11.25
                                    2001         9.03           8.39               0
 Year End Accumulation Unit Value
Morgan Stanley EAFE(R) Index
  Division (c)..................... 2005


   [CHART]
                                    2004         9.66          11.22          637.62
2001     2002     2003     2004
 2005                               2003         7.12           9.66         2261.79
------   ------   ------   ------
 ------                             2002         8.65           7.12          634.34
$8.65    $7.12    $9.66    $11.22
                                    2001         9.42           8.65               0
 Year End Accumulation Unit Value
Oppenheimer Global Equity Division
  (c).............................. 2005


   [CHART]
                                    2004        13.10          14.88           47.36
2001     2002     2003     2004
 2005                               2003        10.18          13.10          304.09
------   ------   ------   ------
 ------                             2002        12.29          10.18          112.44
$12.29   $10.18   $13.10   $14.88
                                    2001        13.02          12.29               0
 Year End Accumulation Unit Value
American Funds Growth Division (c). 2005


   [CHART]
                                    2004       115.35         127.95          783.71
2001    2002     2003     2004
2005                                2003        85.50         115.35          358.28
----    ----     ----     ----
----                                2002       114.78          85.50          100.78
$114.78  $85.50  $115.35  $127.95
                                    2001       126.65         114.78               0
 Year End Accumulation Unit Value

BlackRock Legacy Large Cap Growth
  (i).............................. 2005

   [CHART]                          2004        23.53          25.80           40.87

2004    2005
----    ----
$25.80

 Year End Accumulation Unit Value

-----------------------------------------------------------------------------------------
                                                                            NUMBER OF
PREFERENCE PLUS SELECT DEFERRED          BEGINNING OF YEAR END OF YEAR    ACCUMULATION
ANNUITIES TABLE II AND BAR CHART           ACCUMULATION    ACCUMULATION UNITS END OF YEAR
II (LOWEST POSSIBLE MIX)            YEAR    UNIT VALUE      UNIT VALUE   (IN THOUSANDS)
-----------------------------------------------------------------------------------------

Janus Aggressive Growth Division
  (e).............................. 2005      $               $


   [CHART]                                                                     89.68
                                    2004        6.81            7.22
2001    2002    2003    2004                                                  223.01
2005                                2003        5.31            6.81
----    ----    ----    ----                                                  121.49
----                                2002        7.75            5.31
$7.75   $5.31   $6.81   $7.22
                                    2001        8.87            7.75

 Year End Accumulation Unit Value

Jennison Growth Division (c)(g).... 2005


   [CHART]

2001    2002    2003    2004        2004        4.30            4.44           86.62
2005
----    ----    ----    ----        2003        3.46            4.30          417.29
----
$4.94   $3.46   $4.30   $4.44       2002        4.94            3.46          205.62

                                    2001        5.40            4.94               0

 Year End Accumulation Unit Value
Oppenheimer Capital Appreciation
  Division......................... 2005

   [CHART]

2005
----


 Year End Accumulation Unit Value

T. Rowe Price Large Cap Growth
  Division (c)..................... 2005


   [CHART]

                                    2004       11.31           12.21          318.00
2001    2002    2003    2004
2005                                2003        8.77           11.31          548.86
----    ----    ----    ----
----                                2002       11.57            8.77          192.64
$11.57  $8.77   $11.31   $12.21
                                    2001       11.70           11.57               0

 Year End Accumulation Unit Value

Loomis Sayles Small Cap Division
  (c).............................. 2005


   [CHART]
                                    2004       23.67           26.96           32.29
2001     2002     2003     2004
 2005                               2003       17.59           23.67           84.98
------   ------   ------   ------
  ----                              2002       22.73           17.59           30.56
$22.73   $17.59   $23.67   $26.96
                                    2001       23.21           22.73               0

 Year End Accumulation Unit Value

Russell 2000(R) Index Division (c). 2005


   [CHART]
                                    2004       13.60           15.56          288.50
2001     2002     2003     2004
 2005                               2003        9.43           13.60         1129.51
------   ------   ------   ------
 ------                             2002       12.03            9.43          325.52
$12.03   $9.43    $13.60    $15.56
                                    2001       12.08           12.03               0

 Year End Accumulation Unit Value

-----------------------------------------------------------------------------------------
                                                                            NUMBER OF
PREFERENCE PLUS SELECT DEFERRED          BEGINNING OF YEAR END OF YEAR    ACCUMULATION
ANNUITIES TABLE II AND BAR CHART           ACCUMULATION    ACCUMULATION UNITS END OF YEAR
II (LOWEST POSSIBLE MIX)            YEAR    UNIT VALUE      UNIT VALUE   (IN THOUSANDS)
-----------------------------------------------------------------------------------------

BlackRock Aggressive Growth
  Division (c)..................... 2005      $               $


   [CHART]                          2004       34.94           38.15           28.11

2001     2002     2003     2004     2003       25.16           34.94          109.45
 2005
----     ----     ----     -----    2002       35.78           25.16           26.83
 ----
$35.78   $25.16   $34.94   $38.15   2001       37.92           35.78               0

 Year End Accumulation Unit Value

T. Rowe Price Mid-Cap Growth
  Division (c)..................... 2005


   [CHART]                          2004        6.17            7.15          263.22

2001     2002     2003     2004     2003        4.57            6.17          675.77
 2005
----     ----     ----     ----     2002        8.27            4.57          160.72
 ----
$8.27    $4.57    $6.17    $7.15    2001        8.65            8.27               0

 Year End Accumulation Unit Value

Franklin Templeton Small Cap
  Growth Division (c).............. 2005


   [CHART]

2001     2002     2003     2004     2004        8.97            9.80           91.64
 2005
------   ------   ------   ------   2003        6.28            8.97          347.70
 ------
$8.81    $6.28    $8.97    $9.80    2002        8.81            6.28          139.63

                                    2001        9.18            8.81               0

 Year End Accumulation Unit Value

Met/AIM Small Cap Growth Division
  (d).............................. 2005


   [CHART]

2002     2003     2004     2005     2004       11.68           12.23           43.96
------   ------   ------   ------
$8.51    $11.68   $12.23            2003        8.51           11.68          136.85

                                    2002       11.24            8.51           46.27

 Year End Accumulation Unit Value

T. Rowe Price Small Cap Growth
  Division (c)..................... 2005


   [CHART]

2001     2002     2003     2004     2004       12.22           13.35          113.23
 2005
------   ------   ------   ------   2003        8.80           12.22          344.99
 ------
$12.17   $8.80    $12.22   $13.35   2002       12.17            8.80          104.81

                                    2001       12.36           12.17               0

 Year End Accumulation Unit Value

American Funds Global Small
  Capitalization Division (c)...... 2005


   [CHART]

2001     2002     2003     2004     2004       16.37           19.51         1460.88
 2005
------   ------   ------   ------   2003       10.82           16.37          538.27
 ------
$13.55   $10.82   $16.37   $19.51   2002       13.55           10.82          175.90

                                    2001       13.87           13.55               0

 Year End Accumulation Unit Value

-----------------------------------------------------------------------------------------
                                                                            NUMBER OF
PREFERENCE PLUS SELECT DEFERRED          BEGINNING OF YEAR END OF YEAR    ACCUMULATION
ANNUITIES TABLE II AND BAR CHART           ACCUMULATION    ACCUMULATION UNITS END OF YEAR
II (LOWEST POSSIBLE MIX)            YEAR    UNIT VALUE      UNIT VALUE   (IN THOUSANDS)
-----------------------------------------------------------------------------------------

RCM Global Technology Division (c). 2005       $              $


   [CHART]

2001     2002     2003     2004     2004        4.63           4.36           190.32
 2005
------   ------   ------   ------   2003        2.98           4.63          1104.38
 ------
$6.10    $2.98    $4.63    $4.36    2002        6.10           2.98           202.85

                                    2001        7.06           6.10                0

 Year End Accumulation Unit Value

MetLife Conservative Allocation
  Division......................... 2005


   [CHART]

2005
----

 Year End Accumulation Unit Value

MetLife Conservative to Moderate
  Allocation Division.............. 2005


   [CHART]

2005
----

 Year End Accumulation Unit Value

MetLife Moderate Allocation
  Division......................... 2005


   [CHART]

2005
----

 Year End Accumulation Unit Value

MetLife Moderate to Aggressive
  Allocation Division.............. 2005


   [CHART]

2005
----

 Year End Accumulation Unit Value

MetLife Aggressive Allocation
  Division......................... 2005


   [CHART]

2005
----

 Year End Accumulation Unit Value

-----------
(a)The assets of State Street Research Income Division were merged into this investment division on April 29, 2002. Accumulation unit values prior to April 29, 2002 are those of State Street Research Income Division.
(b)The assets of Loomis Sayles High Yield Bond Division were merged into this investment division on April 29, 2002. Accumulation unit values prior to April 29, 2002 are those of Loomis Sayles High Yield Bond Division.
(c)Inception date: August 3, 2001.
(d)Inception date: May 1, 2002.
(e)The assets of the Janus Growth Division were merged into this division on April 28, 2003. Accumulation unit values prior to April 28, 2003 are those of Janus Growth Division.
(f)Inception date: May 1, 2003.

(g)The assets of the Met/Putnam Voyager Division were merged into this division prior to the opening of business on May 2, 2005. Accumulation unit values prior to May 2, 2005 are those of the Met/Putnam Voyager Division.

(h)The division with the name FI Mid Cap Opportunities was merged into the Janus Mid Cap Division prior to the opening of business on May 3, 2004, and was renamed FI Mid Cap Opportunities. The investment division with the name FI Mid Cap Opportunities on April 30, 2004 ceased to exist. The accumulation unit values history prior to May 1, 2004 is that of the Janus Mid Cap Division.
(i)Inception date: May 1, 2004.

METLIFE

       Metropolitan Life Insurance Company ("MetLife") is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Our main office is located at 200 Park Avenue, New York, New York 10166-0188. MetLife
was formed under the laws of New York State in 1868. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers. The MetLife companies serve individuals in approximately 13 million households in the United States and provide benefits to 37 million employees and family members through their plan sponsors. Outside the U.S., the MetLife companies serve approximately 9 million customers through direct insurance operations in Argentina, Brazil, Chile, China, Hong Kong, India, Indonesia, Mexico, South Korea, Taiwan, and Uruguay.
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METROPOLITAN LIFE

SEPARATE ACCOUNT E

       We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the Preference Plus Select Variable Annuity Contracts and
some other variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. We are obligated to pay all money we owe under the Deferred Annuities even if that amount exceeds the assets in the Separate Account. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains, and losses (realized or unrealized) resulting from these assets are credited to or charged against the Contracts issued from this Separate Account without regard to our other business.

VARIABLE ANNUITIES
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[SIDEBAR: A Deferred Annuity consists of two phases: the accumulation or "pay-in" phase and the income or "pay-out" phase.]


    This Prospectus describes a type of variable annuity, a Deferred Annuity. These annuities are "variable" because the value of your account or income payment varies based on the investment performance of the investment divisions you choose. In short, the value of your Deferred Annuity and your income payments under a variable pay-out option of your Deferred Annuity may go up or down. Since the investment performance is not guaranteed, your money is at risk. The degree of risk will depend on the investment divisions you select. The Accumulation Unit Value or Annuity Unit Value for each investment division rises or falls based on the investment performance (or "experience") of the Portfolio with the same name. MetLife and its affiliates also offer other annuities not described in this Prospectus.

The Deferred Annuities have a fixed interest rate option called the "Fixed Account." With the Fixed Account, your money earns a rate of interest that we guarantee. The Fixed Account is not available to all contract owners. The variable pay-out options under the Deferred Annuities have a fixed payment option called the "Fixed Income Option." Under the Fixed Income Option, we guarantee the amount of your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them.

THE DEFERRED ANNUITY


    You accumulate money in your account during the pay-in phase by making one or more purchase payments. MetLife will hold your money and credit investment returns as long as the money remains in your account.

All IRAs receive tax deferral under the Internal Revenue Code. There are no additional tax benefits from funding an IRA with a Deferred Annuity. Therefore, there should be reasons other than tax deferral for acquiring the Deferred Annuity, such as the availability of a guaranteed income for life, the death benefits or the other optional benefits available under this Deferred Annuity.

The pay-out phase begins when you either take all of your money out of the account or elect to have us pay you "income" payments using the money in your account. The number and the amount of the income payments you receive will depend on such things as the type of pay-out option you choose, your investment choices, and the amount used to provide your income payments. Because Deferred Annuities offer the insurance benefit of income payment options, including our guarantee of income for your lifetime, they are "annuities."

The Deferred Annuity is offered in several variations, which we call "classes." Each class offers you the ability to choose certain features. Each has its own Separate Account charge and applicable withdrawal charge (except C Class which has no withdrawal charges). The Deferred Annuity also offers you the opportunity to choose optional benefits, each for a charge in addition to the Separate Account charge with the Basic Death Benefit for that class. If you purchase any of the optional death benefits, you receive the optional benefit in place of the Basic Death Benefit. Some features are not available with the Deferred Annuity with the optional Guaranteed Minimum Income Benefit issued in New York State and Washington State, regardless of the class of the Deferred Annuity purchased. Some features are not available with the Deferred Annuity with the optional Guaranteed Withdrawal Benefit issued in New York State and in Washington State, regardless of the class of the Deferred Annuity purchased. The Fixed Account is not available with the Version III of the Guaranteed Minimum Income Benefit, regardless of the class of the Deferred Annuity purchased. The Fixed Account is not available with the Guaranteed Minimum Accumulation Benefit, regardless of the class of the Deferred Annuity purchased. In deciding what class of the Deferred Annuity to purchase, you should consider the amount of Separate Account and withdrawal charges you are willing to bear relative to your needs. In deciding whether to purchase any of the optional benefits, you should consider the desirability of the benefit relative to its additional cost and to your needs. Unless you tell us otherwise, we will assume that you are purchasing the B Class Deferred Annuity with the Basic Death Benefit and no optional benefits. These optional benefits are:


[_]an Annual Step-Up Death Benefit;


[_]a Greater of Annual Step-Up or 5% Annual Increase Death Benefit;


[_]an Earnings Preservation Benefit


[_]a Guaranteed Minimum Income Benefit;

[_]a Guaranteed Withdrawal Benefit; and

[_]a Guaranteed Minimum Accumulation Benefit.

You may not have the Guaranteed Minimum Income Benefit, the Guaranteed Withdrawal Benefit or the Guaranteed Minimum Accumulation Benefit in effect at the same time.


Each of these optional benefits is described in more detail later in this Prospectus. Optional benefits may not be available in all states.
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CLASSES OF THE DEFERRED ANNUITY

B CLASS

The B Class has a 1.25% annual Separate Account charge (1.50% in the case of each American Funds investment division) and a declining seven year withdrawal charge on each purchase payment. If you choose either of the optional death benefits, the Separate Account charge would range from 1.45% to 1.60% or, in the case of each American Funds investment division, 1.70% to 1.85%. If you choose the optional Earnings Preservation Benefit and either of the optional death benefits, the Separate Account charge would range from 1.70% to 1.85% or, in the case of each American Funds investment division, 1.95% to 2.10%.

THE BONUS CLASS (MAY ALSO BE KNOWN AS THE "B PLUS CLASS" IN OUR SALES LITERATURE AND ADVERTISING)

You may purchase a Contract in the Bonus Class before your 81st birthday. If there are joint contract owners, the age of the oldest joint contract owner will be used to determine eligibility. Under the Bonus Class Deferred Annuity, we currently credit 3% to each of your purchase payments made during the first Contract Year. Payments made after age 81 will not receive the 3% credit. The Bonus will be applied on a pro-rata basis to the Fixed Account, if available, and the investment divisions of the Separate Account based upon your allocation for your purchase payments. The Bonus Class has a 1.70% annual Separate Account charge (1.95% in the case of each American Funds investment division) and a declining seven year withdrawal charge on each purchase payment. If you choose either of the optional death benefits, the Separate Account charge would range from 1.90% to 2.05% or, in the case of each American Funds investment division, 2.15% to 2.30%. If you choose the optional Earnings Preservation Benefit and either of the optional death benefits, the Separate Account charge would range from 2.15% to 2.30% or, in the case of each American Funds investment division, 2.40% to 2.55%. After you have held the Contract for seven years, the Separate Account charge declines 0.45% to 1.25% with the Basic Death Benefit (1.50% in the case of each American Funds investment division). After you have held the Contract for seven years, the Separate Account charge declines to 1.45% and 1.60%, respectively, for the Annual Step-Up Death Benefit and for the Greater of Annual Step-Up or 5% Annual Increase Death Benefit, or, in the case of each American Funds investment division, 1.70% to 1.85%.

Investment returns for the Bonus Class Deferred Annuity may be lower than those for the B Class Deferred Annuity if Separate Account investment performance is not sufficiently high to offset increased Separate Account charges for the Bonus Class Deferred Annuity. (If the Fixed Account is available, Fixed Account rates for the Bonus Class may be lower than those declared for the other classes.)

Therefore, the choice between the Bonus Class and the B Class Deferred Annuity is a judgment as to whether a higher Separate Account charge with a 3% credit is more advantageous than a lower Separate Account charge without the 3% credit.

There is no guarantee that the Bonus Class Deferred Annuity will have higher returns than the B Class Deferred Annuity, the other classes of the Deferred Annuity, similar contracts without a bonus or any other investment. The Bonus will be credited only to purchase payments made during the first Contract Year, while the additional Separate Account charge of 0.45% for the Bonus will be assessed on all amounts in the Separate Account for the first seven years.

The following table demonstrates hypothetical investment returns for a Deferred Annuity with the 3% credit compared to a Contract without the Bonus. Both Deferred Annuities are assumed to have no optional benefits. The figures are based on:

a)  a $50,000 initial purchase payment with no other purchase payments;

b) deduction of the Separate Account charge at a rate of 1.70% (1.25% in years 8-10) (Bonus Class Deferred Annuity) and 1.25% (B Class Deferred Annuity); and

c) an assumed investment return for the investment choices before Separate Account charges of 8.05% for each of 10 years.


                                      Bonus Class                B Class
                                (1.70% Separate Account  (1.25% Separate Account
Contract Year                  charge for first 7 years)    charge all years)
--------------------------------------------------------------------------------
1                                       $54,770                  $53,400
--------------------------------------------------------------------------------
2                                       $58,248                  $57,031
--------------------------------------------------------------------------------
3                                       $61,947                  $60,909
--------------------------------------------------------------------------------
4                                       $65,881                  $65,051
--------------------------------------------------------------------------------
5                                       $70,064                  $69,475
--------------------------------------------------------------------------------
6                                       $74,513                  $74,199
--------------------------------------------------------------------------------
7                                       $79,245                  $79,244
--------------------------------------------------------------------------------
8                                       $84,633                  $84,633
--------------------------------------------------------------------------------
9                                       $90,388                  $90,388
--------------------------------------------------------------------------------
10                                      $96,535                  $96,534
--------------------------------------------------------------------------------

Generally, the higher the rate of return, the more advantageous the Bonus Class is. The table above assumes no additional purchase payments are made after the first Contract Anniversary. If additional purchase payments were made to the Deferred Annuity, the rate of return would have to be higher in order to "break-even" by the end of the seventh year.

The decision to elect the Bonus Class is irrevocable. We may make a profit from the additional Separate Account charge. The Enhanced Dollar Cost Averaging Program is not available with the Bonus Class.

The guaranteed annuity rates for the Bonus Class are the same as those for the other classes of the Deferred Annuity. Current rates for the Bonus Class may be lower than those for the other classes of the Deferred Annuity.

Any 3% credit does not become yours until after the "free look" period; we retrieve it if you exercise the "free look". Your exercise of the "free look" is the only circumstance under which the 3% credit will be retrieved (commonly called "recapture"). We then will refund either your purchase payments or Account Balance, depending upon your state law. In the case of a refund of Account Balance, the refunded amount will include any investment performance on amounts attributable to the 3% credit. If there have been any losses from the investment performance on the amounts attributable to the 3% credit, we will bear that loss.

If we agree to permit your beneficiary to hold the Traditional IRA Deferred Annuity in your name after your death for his/her benefit, a new Contract will be issued in order to facilitate the distribution of payments. The new Contract will be issued in the same contract class, except, if you had a Bonus Class Deferred Annuity, the Contract will be issued as a B Class Deferred Annuity.

C CLASS

The C Class has a 1.65% annual Separate Account charge (1.90% in the case of each American Funds investment division) and no withdrawal charge. If you choose either of the optional death benefits, the Separate Account charge would range from 1.85% to 2.00% or, in the case of each American Funds investment division, 2.10% to 2.25%. If you choose the optional Earnings Preservation Benefit and either of the optional death benefits, the Separate Account charge would range from 2.10% to 2.25% or, in the case of each American Funds investment division, 2.35% to 2.50%. The Fixed Account, the Enhanced Dollar Cost Averaging Program, Equity Generator/SM/ and the Allocator/SM/ are not available in the C Class Deferred Annuity purchased after April 30, 2003. A money market investment division is available in the C Class Deferred Annuity purchased after April 30, 2003.

L CLASS

The L Class has a 1.50% annual Separate Account charge (1.75% in the case of each American Funds investment division) and a declining three year withdrawal charge on each purchase payment. If you choose either of the optional death benefits, the Separate Account charge would range from 1.70% to 1.85% or, in the case of each American Funds investment division, 1.95% to 2.10%. If you choose the optional Earnings Preservation Benefit and either of the optional death benefits, the Separate Account charge would range from 1.95% to 2.10% or, in the case of each American Funds investment division, 2.20% to 2.35%. If the Fixed Account is available, Fixed Account rates for the L Class may be lower than those declared for the other classes.

YOUR INVESTMENT CHOICES

The Metropolitan Fund, the Met Investors Fund and the American Funds and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The SAIs are available upon your request. The Metropolitan Fund, the Met Investors Fund and the American Funds prospectuses are attached at the end of this Prospectus. You should read these prospectuses carefully before making purchase payments to the investment divisions. The classes of shares available to the Deferred Annuities, Class B of the Metropolitan Fund and the Met Investors Fund, and Class 2 of the American Funds, each impose a 12b-1 Plan fee.

[SIDEBAR: The investment divisions generally offer the opportunity for greater returns over the long term than our Fixed Account.]

BLACKROCK MONEY MARKET PORTFOLIO                        SEEKS A HIGH LEVEL OF CURRENT INCOME CONSISTENT WITH
                                                        PRESERVATION OF CAPITAL
SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO              SEEKS TO MAXIMIZE TOTAL RETURN CONSISTENT WITH PRESERVATION
                                                        OF CAPITAL AND MAINTENANCE OF LIQUIDITY
BLACKROCK BOND INCOME PORTFOLIO                         SEEKS COMPETITIVE TOTAL RETURN PRIMARILY FROM INVESTING IN
                                                        FIXED-INCOME SECURITIES
LEHMAN BROTHERS(R) AGGREGATE BOND INDEX PORTFOLIO       SEEKS TO EQUAL THE PERFORMANCE OF THE LEHMAN BROTHERS(R)
                                                        AGGREGATE BOND INDEX
PIMCO TOTAL RETURN PORTFOLIO                            SEEKS MAXIMUM TOTAL RETURN, CONSISTENT WITH THE
                                                        PRESERVATION OF CAPITAL AND PRUDENT INVESTMENT MANAGEMENT
SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO SEEKS TO MAXIMIZE TOTAL RETURN CONSISTENT WITH PRESERVATION
                                                        OF CAPITAL
LORD ABBETT BOND DEBENTURE PORTFOLIO                    SEEKS HIGH CURRENT INCOME AND THE OPPORTUNITY FOR CAPITAL
                                                        APPRECIATION TO PRODUCE A HIGH TOTAL RETURN
BLACKROCK DIVERSIFIED PORTFOLIO                         SEEKS HIGH TOTAL RETURN WHILE ATTEMPTING TO LIMIT INVESTMENT
                                                        RISK AND PRESERVE CAPITAL
MFS TOTAL RETURN PORTFOLIO                              SEEKS A FAVORABLE TOTAL RETURN THROUGH INVESTMENT IN A
                                                        DIVERSIFIED PORTFOLIO
NEUBERGER BERMAN REAL ESTATE PORTFOLIO                  SEEKS TO PROVIDE TOTAL RETURN THROUGH INVESTMENT IN REAL
                                                        ESTATE SECURITIES, EMPHASIZING BOTH CAPITAL APPRECIATION AND
                                                        CURRENT INCOME
AMERICAN FUNDS GROWTH-INCOME PORTFOLIO                  SEEKS BOTH CAPITAL APPRECIATION AND INCOME
BLACKROCK LARGE CAP VALUE PORTFOLIO                     SEEKS LONG-TERM GROWTH OF CAPITAL
DAVIS VENTURE VALUE PORTFOLIO                           SEEKS GROWTH OF CAPITAL
FI VALUE LEADERS PORTFOLIO                              SEEKS LONG TERM-GROWTH OF CAPITAL
HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO                SEEKS LONG-TERM CAPITAL APPRECIATION
HARRIS OAKMARK FOCUSED VALUE PORTFOLIO                  SEEKS LONG-TERM CAPITAL APPRECIATION
NEUBERGER BERMAN MID CAP VALUE PORTFOLIO                SEEKS CAPITAL GROWTH
BLACKROCK INVESTMENT TRUST PORTFOLIO                    SEEKS LONG-TERM GROWTH OF CAPITAL AND INCOME
METLIFE STOCK INDEX PORTFOLIO                           SEEKS TO EQUAL THE PERFORMANCE OF THE STANDARD & POOR'S(R)
                                                        500 COMPOSITE STOCK PRICE INDEX
MFS INVESTORS TRUST PORTFOLIO                           SEEKS LONG-TERM GROWTH OF CAPITAL WITH A SECONDARY
                                                        OBJECTIVE TO SEEK REASONABLE CURRENT INCOME
BLACKROCK STRATEGIC VALUE PORTFOLIO                     SEEKS HIGH TOTAL RETURN, CONSISTING PRINCIPALLY OF CAPITAL
                                                        APPRECIATION
FI MID CAP OPPORTUNITIES PORTFOLIO                      SEEKS LONG-TERM GROWTH OF CAPITAL
LAZARD MID CAP PORTFOLIO                                SEEKS LONG-TERM GROWTH OF CAPITAL
METLIFE MID CAP STOCK INDEX PORTFOLIO                   SEEKS TO EQUAL THE PERFORMANCE OF THE STANDARD & POOR'S(R)
                                                        400 COMPOSITE STOCK PRICE INDEX
FI INTERNATIONAL STOCK PORTFOLIO                        SEEKS LONG-TERM GROWTH OF CAPITAL
HARRIS OAKMARK INTERNATIONAL PORTFOLIO                  SEEKS LONG-TERM CAPITAL APPRECIATION
MFS RESEARCH INTERNATIONAL PORTFOLIO                    SEEKS CAPITAL APPRECIATION
MORGAN STANLEY EAFE(R) INDEX PORTFOLIO                  SEEKS TO EQUAL THE PERFORMANCE OF THE MSCI EAFE(R) INDEX
OPPENHEIMER GLOBAL EQUITY PORTFOLIO                     SEEKS CAPITAL APPRECIATION
AMERICAN FUNDS GROWTH PORTFOLIO                         SEEKS CAPITAL APPRECIATION THROUGH STOCKS
BLACKROCK LEGACY LARGE CAP GROWTH PORTFOLIO             SEEKS LONG-TERM GROWTH OF CAPITAL
JANUS AGGRESSIVE GROWTH PORTFOLIO                       SEEKS LONG-TERM GROWTH OF CAPITAL
JENNISON GROWTH PORTFOLIO                               SEEKS LONG TERM GROWTH OF CAPITAL
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO              SEEKS CAPITAL APPRECIATION
T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO                SEEKS LONG TERM GROWTH OF CAPITAL AND, SECONDARILY, DIVIDEND
                                                        INCOME
LOOMIS SAYLES SMALL CAP PORTFOLIO                       SEEKS LONG-TERM CAPITAL GROWTH FROM INVESTMENTS IN
                                                        COMMON STOCKS OR OTHER EQUITY SECURITIES
RUSSELL 2000(R) INDEX PORTFOLIO                         SEEKS TO EQUAL THE RETURN OF THE RUSSELL 2000(R) INDEX
BLACKROCK AGGRESSIVE GROWTH PORTFOLIO                   SEEKS MAXIMUM CAPITAL APPRECIATION
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO                  SEEKS TO PROVIDE LONG-TERM GROWTH OF CAPITAL
FRANKLIN-TEMPLETON SMALL CAP GROWTH PORTFOLIO           SEEKS LONG-TERM CAPITAL GROWTH
MET/AIM SMALL CAP GROWTH PORTFOLIO                      SEEKS LONG-TERM GROWTH OF CAPITAL
T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO                SEEKS LONG-TERM CAPITAL GROWTH
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION PORTFOLIO    SEEKS CAPITAL APPRECIATION THROUGH STOCKS
RCM GLOBAL TECHNOLOGY PORTFOLIO                         SEEKS CAPITAL APPRECIATION; NO CONSIDERATION IS GIVEN TO
                                                        INCOME
                                            ASSET ALLOCATION PORTFOLIOS
METLIFE CONSERVATIVE ALLOCATION PORTFOLIO               SEEKS A HIGH LEVEL OF CURRENT INCOME, WITH GROWTH OF CAPITAL
                                                        AS A SECONDARY OBJECTIVE
METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO   SEEKS A HIGH TOTAL RETURN IN THE FORM OF INCOME AND GROWTH
                                                        OF CAPITAL, WITH A GREATER EMPHASIS ON INCOME
METLIFE MODERATE ALLOCATION PORTFOLIO                   SEEKS A BALANCE BETWEEN A HIGH LEVEL OF CURRENT INCOME AND
                                                        GROWTH OF CAPITAL, WITH A GREATER EMPHASIS ON GROWTH OF
                                                        CAPITAL
METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO     SEEKS GROWTH OF CAPITAL
METLIFE AGGRESSIVE ALLOCATION PORTFOLIO                 SEEKS GROWTH OF CAPITAL


[GRAPHIC]

 [SIDEBAR: The degree of investment risk you assume will depend on the investment divisions you choose. We have listed the first group of choices in the approximate order of risk from the most conservative to the most aggressive with all those within the same investment style listed in alphabetical order. The second group of choices, the asset allocation portfolios, is also listed in order of risk.]

[SIDEBAR: While the investment divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these investment divisions and Portfolios are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund.]

The MetLife Conservative Allocation Portfolio, the MetLife Conservative to Moderate Allocation Portfolio, the MetLife Moderate Allocation Portfolio, the MetLife Moderate to Aggressive Allocation Portfolio and the MetLife Aggressive Allocation Portfolio, also known as the "asset allocation portfolios", are "fund of funds" Portfolios that invest substantially all of their assets in other Portfolios of the Metropolitan Fund or the Met Investors Fund. Therefore, each of these asset allocation portfolios will bear its pro-rata share of the fees and expenses incurred by the underlying Portfolio in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the asset allocation portfolios. The expense levels will vary over time, depending on the mix of underlying Portfolios in which the asset allocation portfolio invests. Contract owners may be able to realize lower aggregate expenses by investing directly in the underlying Portfolios instead of investing in the asset allocation portfolios. A contract owner who chooses to invest directly in the underlying Portfolios would not however, receive asset allocation services provided by MetLife Advisers. For more information regarding the asset allocation portfolios, please read the prospectus for these portfolios.

Starting with the most conservative Portfolio, the first group of investment choices is listed in the approximate risk relationship among each available Portfolio in the first group, with all those within the same investment style listed in alphabetical order. The second group of choices, the asset allocation portfolios, is also listed in order of risk. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. The lists are intended to be guides. Please consult the appropriate Fund prospectus for more information regarding the investment objectives and investment practices of each Portfolio. Since your Account Balance or income payments are subject to the risks associated with investing in stocks and bonds, your Account Balance or variable income payments based on amounts allocated to the investment divisions may go down as well as up.


Some of the investment choices may not be available under the terms of your Deferred Annuity. Your Contract or other correspondence we provide you will indicate the investment divisions that are available to you. The BlackRock Money Market Division is only available in the C Class Deferred Annuity purchased after April 30, 2003, Deferred Annuities issued in New York State and Washington State with Versions I and II of the optional Guaranteed Minimum Income Benefit or the optional Guaranteed Withdrawal Benefit. Your investment choices may be limited because:


[_]We have restricted the available investment divisions.
[_]Some of the investment divisions are not approved in your state.
[_]Your employer, association or other group contract owner limits the available investment divisions.

The investment divisions buy and sell shares of corresponding mutual fund portfolios. These Portfolios, which are part of either the Metropolitan Fund, the Met Investors Fund or the American Funds, invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and are reinvested. Therefore, no dividends are distributed to you under the Deferred Annuities. You pay no transaction expenses (I.E., front-end or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund and the Met Investors Fund are available by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public. The American Funds Portfolios are made available by the American Funds only through various insurance company annuities and life insurance policies.

The Metropolitan Fund, the Met Investors Fund and the American Funds are each "series" type funds registered with the Securities and Exchange Commission as an "open-end management investment company" under the Investment Company Act of 1940 (the "1940 Act"). A "series" fund means that each Portfolio is one of several available through the fund.

The Portfolios of the Metropolitan Fund pay MetLife Advisers, LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the Met Investors Fund pay Met Investors Advisory LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the American Funds pay Capital Research and Management Company a monthly fee for its services as their investment manager. These fees, as well as the operating expenses paid by each Portfolio, are described in the applicable prospectus and SAI for the Metropolitan Fund, the Met Investors Fund and the American Funds.

In addition, the Metropolitan Fund and the Met Investors Fund prospectuses each discuss other separate accounts of MetLife and its affiliated insurance companies and certain qualified retirement plans that invest in the Metropolitan Fund or the Met Investors Fund. The risks of these arrangements are discussed in each Fund's prospectus.

Information about the payments we receive or make with regard to the Portfolios can be found later in this prospectus in the section under the "Who Sells the Deferred Annuity" heading.

We select the Portfolios offered through the Contracts based on several criteria, including asset class coverage, the strength of the investment manager's or sub-investment manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolios' investment manager or sub-investment manager is one of our affiliates or whether the Portfolio, its investment manager, its sub-investment manager(s), or an affiliate will compensate us or our affiliates for providing certain administrative and other services, as described later in this prospectus. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new purchase payments and/or transfers of account value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from contract owners. We do not provide investment advice and do not recommend or endorse any particular Portfolio.

DEFERRED ANNUITIES

[SIDEBAR: These Deferred Annuities may be either issued to you as an individual or to a non-natural entity, such as a trust.]


This prospectus describes the following Deferred Annuities under which you can accumulate money:


  [_] Non-Qualified

  [_] Traditional IRAs (Individual Retirement Annuities)

  [_] Roth IRAs (Roth Individual Retirement Annuities)

  [_] SEPs (Simplified Employee Pensions)

  [_] SIMPLE IRAs (Savings Incentive Match Plan for Employees Individual
      Retirement Annuities)
                                                                [GRAPHIC]

THE DEFERRED ANNUITY AND YOUR RETIREMENT PLAN

  If you participate through a retirement plan or other group arrangement, the Deferred Annuity may provide that all or some of your rights or choices as described in this Prospectus are subject to the plan's terms. For example, limitations on your rights may apply to investment choices, purchase payments, withdrawals, transfers, the death benefit and pay-out options. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any amounts. We are not a party to your employer's retirement plan. We will not be responsible for determining what your plan says. You should consult your Deferred Annuity contract and plan document to see how you may be affected.

[SIDEBAR: We created these investment strategies to help you manage your money. You decide if one is appropriate for you, based upon your risk tolerance and savings goals. Also, the strategies were designed to help you take advantage of the tax-deferred status of a Non-Qualified annuity.]

AUTOMATED INVESTMENT STRATEGIES AND ENHANCED DOLLAR COST AVERAGING PROGRAM


  There are four automated investment strategies and an Enhanced Dollar Cost Averaging Program available to you. The Enhanced Dollar Cost Averaging
Program is not available to the Bonus and the C Class Deferred Annuities or to purchase payments which consist of money exchanged from other MetLife or its affiliates' variable annuities. The Index Selector/SM/ is not available if you purchase Version III of the Guaranteed Minimum Income Benefit, the Lifetime Guaranteed Withdrawal Benefit or the Guaranteed Minimum Accumulation Benefit. The Equity Generator/SM/ and the Allocator/SM/ are not available in the C Class Deferred Annuity purchased after April 30, 2003, the Deferred Annuity issued in New York State and Washington State with the optional Guaranteed Minimum Income Benefit or the optional Guaranteed Withdrawal Benefit, or if you purchase Version III of the Guaranteed Minimum Income Benefit or the Guaranteed Minimum Accumulation Benefit. The automated investment strategies and the Enhanced Dollar Cost Averaging Program are available to you without any additional charges. As with any investment program, none of them can guarantee a gain--you can lose money. We may modify or terminate any of the strategies at any time. You may have only one strategy in effect at a time. You may have the Enhanced Dollar Cost Averaging Program and either the Index Selector/SM/ or Rebalancer(R) in effect at the same time, but you may not have the Enhanced Dollar Cost Averaging Program in effect at the same time as the Equity Generator/SM/ or the Allocator./SM/


Enhanced Dollar Cost Averaging Program: Each month, for a specified period, for example three, six or twelve months, a portion of a specified dollar amount of a purchase payment that you have agreed to allocate to the Enhanced Dollar Cost Averaging Program will be transferred from the program to any of the investment divisions you choose. While amounts are in the program, we may credit them with a higher rate than that declared for the Fixed Account in general. (Amounts in the Enhanced Dollar Cost Averaging Program are in our Fixed Account. For convenience, we may refer to it as "the program" or the "Enhanced Dollar Cost Averaging Program balance" to avoid confusion with the Fixed Account in general.) The transferred amount will be equal to the amount allocated to the program divided by the number of months in the program. The interest attributable to your Enhanced Dollar Cost Averaging Program is transferred separately in the month after the last scheduled payment. Transfers from the Enhanced Dollar Cost Averaging Program to the Separate Account begin on any day we receive your payment and the Exchange is open, other than the 29th, 30th or 31st of the month. If purchase payments are received on those days, transfers begin on the first day of the next month. Subsequent transfers will be made on the same day in succeeding months. If the scheduled transfer date occurs on a date the Exchange is closed, the transfer will be made on the next date the Exchange is open. Transfers are made on a first-in-first-out basis.

If a subsequent purchase payment is allocated to the program, that subsequent payment will receive the enhanced program interest rate in effect on that date. The allocation of a subsequent purchase payment to the program increases the dollar amount transferred each month. We determine the increase in your monthly dollar amount by dividing your new allocation by the number of months in the program you chose. Your existing monthly transfer amount is then increased by this additional amount to determine the total new dollar amount to be transferred each month. Then, the time period for the transfer of a specific purchase payment and interest attributable to that purchase payment will be accelerated. Your Enhanced Dollar Cost Averaging Program will terminate on the date of the last transfer.

Unless you instruct us otherwise, if you cancel your participation in the Enhanced Dollar Cost Averaging Program, any remaining dollar amounts will be transferred to the available investment divisions in accordance with the percentages you had chosen for the Enhanced Dollar Cost Averaging Program. We may impose minimum purchase payments and other restrictions to utilize this program.

                                   EXAMPLE:


                                                                    Amount
                                                               Transferred from
                                                                  EDCA Fixed
                                                                  Account to
                                                 EDCA 6-Month      Selected
                                                    Program     PPS Investment
                               Date     Amount   Interest Rate   Division(s)
                             --------- -------   ------------- ----------------
A   Enhanced Dollar Cost
    Averaging Program
    ("EDCA") 6-Month
    Program Initial Purchase
    Payment                  5/1/2006  $12,000*      9.00%          $2,000*
-------------------------------------------------------------------------------
B                            6/1/2006                               $2,000
-------------------------------------------------------------------------------
C                            7/1/2006                               $2,000
-------------------------------------------------------------------------------
D   EDCA 6-Month Program
    Subsequent Purchase
    Payment                  8/1/2006  $18,000**     8.00%         $5,000**
-------------------------------------------------------------------------------
E                            9/1/2006                               $5,000
-------------------------------------------------------------------------------
F                            10/1/2006                              $5,000
-------------------------------------------------------------------------------
G                            11/1/2006                              $5,000
-------------------------------------------------------------------------------
H                            12/1/2006                             $4,483.22


* $2,000/month to be transferred from first purchase payment of $12,000 divided by 6 months.

** Additional $3,000/month to be transferred from subsequent purchase payment of $18,000 divided by 6 months. Amounts transferred are from the oldest purchase payment and its interest, and so forth, until the EDCA balance is exhausted.

The example is hypothetical and is not based upon actual previous or current rates.

[GRAPHIC]

The Equity Generator/SM/: An amount equal to the interest earned in the Fixed Account is transferred on the day of the month that is the same as the Contract Anniversary date (e.g., the 10th, 11th, etc.), to any one investment division, based on your selection. If the Contract Anniversary day is the 29th, 30th or 31st of the month, transfers are made on the first day of the next month. If the scheduled transfer date occurs on a date the Exchange is closed, the transfer will be made on the next date the Exchange is open. If your Fixed Account balance at the time of a scheduled transfer is zero, this strategy is automatically discontinued.

[GRAPHIC]
The Rebalancer(R): You select a specific asset allocation for your entire Account Balance from among the investment divisions and the Fixed Account, if available. Every three months, on the day of the month that is the same as the Contract Anniversary date (e.g., the 10th, 11th, etc.), we transfer amounts among these options to bring the percentage of your Account Balance in each option back to your original allocation. If the Contract Anniversary day is the 29th, 30th or 31st of the month, transfers are made on the first day of the next month. If the scheduled transfer date occurs on a date the Exchange is closed, the transfer will be made on the next date the Exchange is open. You may utilize the Rebalancer with the Enhanced Dollar Cost Averaging Program, provided that 100% of your Account Balance (other than amounts in the Enhanced Dollar Cost Averaging Program) is allocated to this strategy.

[GRAPHIC]


The Index Selector/SM/: You may select one of five asset allocation models which are designed to correlate to various risk tolerance levels. Based on the model you choose, your entire Account Balance is divided among the Lehman Brothers(R) Aggregate Bond Index, MetLife Stock Index, Morgan Stanley EAFE(R) Index, Russell 2000(R) Index and MetLife Mid Cap Stock Index investment divisions and the Fixed Account (or the BlackRock Money Market investment division in lieu of the Fixed Account for the C Class Deferred Annuities, a Deferred Annuity issued in New York State and Washington State with either Versions I and II of the optional Guaranteed Minimum Income Benefit or Versions I and II of the optional Guaranteed Withdrawal Benefit). Every three months, on the day of the month that is the same as the Contract Anniversary date (e.g., the 10th, 11th, etc.), the percentage in each of these investment divisions and the Fixed Account (or the BlackRock Money Market investment division) is brought back to the selected model percentage by transferring amounts among the investment divisions and the Fixed Account. If the Contract Anniversary day is the 29th, 30th or 31st of the month, transfers are made on the first day of the next month. If the scheduled transfer date occurs on a date the Exchange is closed, the transfer will be made on the next date the Exchange is open.


You may utilize the Index Selector with the Enhanced Dollar Cost Averaging Program, provided that 100% of your Account Balance (other than amounts in the Enhanced Dollar Cost Averaging Program) is allocated to this strategy. In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy other than when utilized with the Enhanced Dollar Cost Averaging Program.

We will continue to implement the Index Selector strategy using the percentage allocations of the model that were in effect when you elected the Index Selector strategy. You should consider whether it is appropriate for you to continue this strategy over time if your risk tolerance, time horizon or financial situation changes. This strategy may experience more volatility than our other strategies. We provide the elements to formulate the models. We may rely on a third party for its expertise in creating appropriate allocations.

[GRAPHIC]

The Allocator/SM/: Each month a dollar amount you choose is transferred from the Fixed Account to any of the investment divisions you choose. You select the day of the month (other than the 29th, 30th or 31st of the month) and the number of months over which the transfers will occur. A minimum periodic transfer of $50 is required. Once your Fixed Account balance is exhausted, this strategy is automatically discontinued.

The Allocator, Equity Generator and the Enhanced Dollar Cost Averaging Program are dollar cost averaging strategies. Dollar cost averaging involves investing at regular intervals of time. Since this involves continuously investing regardless of fluctuating prices, you should consider whether you can continue the strategy through periods of fluctuating prices.

The chart below summarizes the availability of the Enhanced Dollar Cost Averaging Program and the automated investment strategies:


                                                          Bonus        C            L
                                          B Class         Class      Class        Class
                                            ----------    -----      -----        ----------
a. Enhanced Dollar Cost Averaging           Yes            No         No           Yes
            Program ("EDCA")
-----------------------------------------------------------------------------------------------
                                         (may not be used with purchase payments which
                                         consist of money from other MetLife or its affiliates'
                                                variable annuities)
-----------------------------------------------------------------------------------------------
b. Choice of One Automated Investment
          Strategy
-----------------------------------------------------------------------------------------------
 1. Equity Generator                        Yes            Yes        No           Yes
                                          (but not                               (but not
                                         with EDCA)                             with EDCA)
                                         ------------------------------------------------------
                                         (but not available with the optional Guaranteed
                                         Minimum Income Benefit or optional Guaranteed
                                         Withdrawal Benefit in New York State and in
                                         Washington State, or Version III of the optional
                                         Guaranteed Minimum Income Benefit or the
                                         Guaranteed Minimum Accumulation Benefit)
-----------------------------------------------------------------------------------------------
 2. Rebalancer                              Yes            Yes        Yes          Yes
-----------------------------------------------------------------------------------------------
                                         (but not available with Guaranteed Minimum
                                               Accumulation Benefit)
-----------------------------------------------------------------------------------------------
 3. Index Selector                          Yes            Yes        Yes          Yes
-----------------------------------------------------------------------------------------------
                                         (but not available with Version III of the Guaranteed
                                         Minimum Income Benefit, the Lifetime Guaranteed
                                         Withdrawal Benefit or the Guaranteed Minimum
                                               Accumulation Benefit)
-----------------------------------------------------------------------------------------------
 4. Allocator                               Yes            Yes        No           Yes
                                          (but not                               (but not
                                         with EDCA)                             with EDCA)
                                         ------------------------------------------------------
                                         (but not available with the optional Guaranteed
                                         Minimum Income Benefit or optional Guaranteed
                                         Withdrawal Benefit in New York State and in
                                         Washington State, or Version III of the optional
                                         Guaranteed Minimum Income Benefit or the
                                         Guaranteed Minimum Accumulation Benefit)
-----------------------------------------------------------------------------------------------

[SIDEBAR: You may make purchase payments to your Deferred Annuity whenever you choose, up to age 91 (89 in Massachusetts for the B and Bonus Class). However, Federal tax rules may limit the amount and frequency of your purchase payments.] PURCHASE PAYMENTS


    The B Class minimum initial purchase payment is $5,000 for the Non-Qualified Deferred Annuity and $2,000 for the Traditional IRA, Roth IRA
, SEP and SIMPLE IRA Deferred Annuities. The minimum initial purchase payment for automated purchase payments ("check-o-matic") for the B Class Non-Qualified Deferred Annuity is $500; the minimum initial automated purchase payment for the B Class Traditional IRA, Roth IRA, SEP and SIMPLE IRA Deferred Annuities is $100. If you choose to purchase a Bonus Class Deferred Annuity, the minimum initial purchase payment is $10,000. The minimum initial purchase payment for the C Class and L Class is $25,000. We reserve the right to accept amounts transferred from other annuity contracts that meet the minimum initial purchase payment at the time of the transfer request, but, at the time of receipt in good order, do not meet such requirements because of loss in market value.

If you are purchasing the Deferred Annuity as the beneficiary of a deceased person's IRA, purchase payments must consist of monies which are direct transfers (as defined under the tax law) from other IRA contracts in the name of the same decedent.

You may continue to make purchase payments while you receive Systematic Withdrawal Program payments, as described later in this Prospectus, unless your purchase payments are made through check-o-matic. The minimum subsequent purchase payment for all Deferred Annuities is $500, except for automated purchase payments, where the minimum subsequent purchase payment is $100, or any amount we are required to accept under applicable tax law. We will also accept at least once every 24 months any otherwise allowable contribution to your Traditional IRA or Roth IRA provided it is at least $50.

SEP and SIMPLE IRA Deferred Annuities are issued on an individual basis, however, purchase payments are generally forwarded to us on a collective ("group") basis by the employer, either directly or automatically. If purchase payments are made on this type of "group" basis by the employer for SEP and SIMPLE IRA Deferred Annuities, the "group" needs only to satisfy the minimum subsequent purchase payment amounts based upon the number of persons in the "group".


We will issue the B, C or L Class Deferred Annuity to you before your 86th birthday. We will issue the Bonus Class Deferred Annuity to you before your 81st birthday. We will accept your purchase payments up to your 91st birthday (89 in Massachusetts for the B and Bonus Class).

The chart below summarizes the minimum initial and subsequent purchase payments for each contract class:

                                             Bonus
                                B Class      Class  C Class L Class
                            --------------  ------- ------- -------
Initial Purchase Payment        $5,000      $10,000 $25,000 $25,000
                               ($2,000:
                            Traditional IRA
                             and Roth IRA,
                                SEP and
                              SIMPLE IRA)
-------------------------------------------------------------------
Subsequent Purchase Payment      $500        $500    $500    $500
-------------------------------------------------------------------
                               (or any amount we are required to
                               accept under applicable tax law)
-------------------------------------------------------------------
Automated Purchase Payments
-------------------------------------------------------------------
 Initial                         $500
                                ($100:
                            Traditional IRA
                             and Roth IRA,
                                SEP and
                              SIMPLE IRA)   $10,000 $25,000 $25,000
-------------------------------------------------------------------
 Subsequent                      $100        $100    $100    $100
                            ---------------------------------------
                               (or any amount we are required to
                               accept under applicable tax law)
-------------------------------------------------------------------

[GRAPHIC]

ALLOCATION OF PURCHASE PAYMENTS

You decide how your money is allocated among the Fixed Account, if available, the Enhanced Dollar Cost Averaging Program and the investment divisions. You may not choose more than 18 funding choices at the time your initial purchase payment is allocated among the funding choices. You can change your allocations for future purchase payments. We will make allocation changes when we receive your request for a change. Unless we have a record of your request to allocate future purchase payments to more than 18 funding choices, you may not choose more than 18 funding choices at the time your subsequent purchase payment is allocated among the funding choices. You may also specify an effective date for the change as long as it is within 30 days after we receive the request.

AUTOMATED PURCHASE PAYMENTS

You may elect to have purchase payments made automatically. With check-o-matic your bank deducts money from your bank account and makes the purchase payment for you.

LIMITS ON PURCHASE PAYMENTS

Your ability to make purchase payments may be limited by:

[_]Federal tax laws or regulatory requirements;

[_]Our right to limit the total of your purchase payments to $1,000,000; and

[_]Our right to restrict purchase payments to the Fixed Account, if available, and the Enhanced Dollar Cost Averaging Program if (1) the interest rate we credit in the Fixed Account is equal to the guaranteed minimum rate as stated in your Deferred Annuity; or (2) your Fixed Account balance and Enhanced Dollar Cost Averaging Program balance is equal to or exceeds our maximum for a Fixed Account allocation (e.g., $1,000,000).

THE VALUE OF YOUR INVESTMENT

   Accumulation Units are credited to you when you make purchase payments or transfers into an investment division. When you withdraw or transfer money from an investment division (as well as when we apply the Annual Contract Fee and the Guaranteed Minimum Income Benefit charge, if chosen as an optional benefit), accumulation units are liquidated. We determine the number of accumulation units by dividing the amount of your purchase payment, transfer or withdrawal by the Accumulation Unit Value on the date of the transaction.

                                   [GRAPHIC]

This is how we calculate the Accumulation Unit Value for each investment division:

[_]First, we determine the change in investment performance (including any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

[_]Next, we subtract the daily equivalent of the Separate Account charge (for the class of the Deferred Annuity you have chosen, including any optional benefits) for each day since the last Accumulation Unit Value was calculated; and

[_]Finally, we multiply the previous Accumulation Unit Value by this result.

   Examples
   Calculating the Number of Accumulation Units

   Assume you make a purchase payment of $500 into one investment division and that investment division's Accumulation Unit Value is currently $10.00. You would be credited with 50 accumulation units.

                  $500 = 50 accumulation units
                  ---
                  $10

   Calculating the Accumulation Unit Value

   Assume yesterday's Accumulation Unit Value was $10.00 and the number we calculate for today's investment experience (minus charges) for an underlying Portfolio is 1.05. Today's Accumulation Unit Value is $10.50. The value of your $500 investment is then $525 (50 x $10.50 = $525).

           $10.00 x 1.05 = $10.50 is the new Accumulation Unit Value

   However, assume that today's investment experience (minus charges) is .95 instead of 1.05. Today's Accumulation Unit Value is $9.50. The value of your $500 investment is then $475 (50 x $9.50 = $475).

            $10.00 x .95 = $9.50 is the new Accumulation Unit Value

TRANSFER PRIVILEGE

[SIDEBAR: You may transfer money within your Contract. You will not incur current taxes on your earnings or any withdrawal charges as a result of transferring your money.]

   You may make tax-free transfers among investment divisions or between the investment divisions and the Fixed Account, if available. Each transfer must be at least $500 or, if less, your entire balance in an investment division (unless the transfer is in connection with an automated investment strategy or the Enhanced Dollar Cost Averaging Program). You may not make a transfer to more than 18 funding options at any one time if this request is made through our telephone voice response system or by Internet. A request to transfer to more than 18 funding options may be made by calling your Administrative Office. For us to process a transfer, you must tell us:

[_]The percentage or dollar amount of the transfer;

[_]The investment divisions (or Fixed Account) from which you want the money to be transferred;

[_]The investment divisions (or Fixed Account) to which you want the money to be transferred; and

[_]Whether you intend to start, stop, modify or continue unchanged an automated investment strategy by making the transfer.


We reserve the right to restrict transfers to the Fixed Account (which is not available in the C Class Deferred Annuity purchased after April 20, 2003, the Deferred Annuity with Versions I and II of the optional Guaranteed Minimum

Income Benefit or the optional Guaranteed Withdrawal Benefit issued in New York State and Washington State or Version III of the Guaranteed Minimum Income Benefit or the Guaranteed Minimum Accumulation Benefit) if (1) the interest rate we credit in the Fixed Account is equal to the guaranteed minimum rate as stated in your Deferred Annuity; or (2) your Fixed Annuity balance is equal to or exceeds our maximum for Fixed Account allocations (i.e., $1,000,000.00).


Frequent requests from contract owners to make transfers/ reallocations may dilute the value of a Portfolio's shares if the frequent transfers/reallocations involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers/reallocations may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract owners and other persons who may have an interest in the Contracts (e.g., annuitants and beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers/reallocations in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield portfolios (I.E., Salomon Brothers Strategic Bond Opportunities, Lord Abbett Bond Debenture, FI International Stock, Harris Oakmark International, MFS Research International, Morgan Stanley EAFE(R) Index, Oppenheimer Global Equity, American Funds Global Small Capitalization, BlackRock Strategic Value, Loomis Sayles Small Cap, Franklin Templeton Small Cap Growth, Met/AIM Small Cap Growth, T. Rowe Price Small Cap Growth and Russell 2000(R) Portfolios) and we monitor transfer/reallocation activity in those portfolios (the "Monitored Portfolios"). We employ various means to monitor transfer/reallocation activity, such as examining the frequency and size of transfers/reallocations into and out of the Monitored Portfolios within given periods of time. We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer/reallocation activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer/reallocation activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive transfer/reallocation activity they identify to our attention for investigation on a case-by-case basis. We will also investigate any other harmful transfer/reallocation activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

Our policies and procedures may result in transfer/reallocation restrictions being applied to deter market timing. Currently, when we detect transfer/reallocation activity in the Monitored Portfolios that exceeds our current transfer/reallocation limits, or other transfer/reallocation activity that we believe may be harmful to other contract owners or other persons who have an interest in the Contracts, we require all future transfer/reallocation requests to or from any Monitored Portfolios or other identified Portfolios under that Contract to be submitted with an original signature. If we impose this restriction on your transfer/reallocation activity, we will reverse upon discovery any transaction inadvertently processed in contravention of such restrictions. The Account Balance or the amount of underlying portfolio shares we have designated in the investment division to generate your income payments will not be affected by any gain or loss due to the transfer/reallocation and your Account Balance or the amount of underlying portfolio shares we have designated in the investment division to generate your income payments will be the same as if the transfer/reallocation had not occurred. You will receive written confirmation of the transactions effecting such reversal.

The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective. Our ability to detect such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract owners to avoid such detection. Our ability to restrict such transfer/reallocation activity may be limited by provisions of the Contract. We do not accommodate market timing in any Portfolios and there are no arrangements in place to permit any contract owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement. Accordingly, there is no assurance that we will prevent all transfer/reallocation activity that may adversely affect contract owners and other persons with interests in the Contracts.

The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Contract owners and other persons with interests in the Contracts should be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the Portfolios.

In addition, contract owners and other persons with interests in the Contracts should be aware that some Portfolios may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual contract owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures, and we cannot guarantee that the Portfolios (and thus contract owners) will not be harmed by transfer/reallocation activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios.

In accordance with applicable law, we reserve the right to modify or terminate the transfer/reallocation privilege at any time. We also reserve the right to defer or restrict the transfer/reallocation privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single contract owner). You should read the Portfolio prospectuses for more details.

Your transfer request must be in good order and completed prior to the close of the Exchange on one of our business days if you want the transaction to take place on that day. All other transfer requests in good order will be processed on our next business day.

We may require you to use our original forms.

ACCESS TO YOUR MONEY

[SIDEBAR: Income taxes, tax penalties and withdrawal charges may apply to any withdrawal you make.]

     You may withdraw either all or part of your Account Balance from the Deferred Annuity. Other than those made through the Systematic Withdrawal Program, withdrawals must be at least $500 or the Account Balance, if less. If any withdrawal would decrease your Account Balance below $2,000, we will consider this a request for a full withdrawal. To process your request, we need the following information:

[_] The percentage or dollar amount of the withdrawal; and

[_] The investment divisions (or Fixed Account and Enhanced Dollar Cost
    Averaging Program) from which you want the money to be withdrawn.

[SIDEBAR: We will withdraw your Systematic Withdrawal Program payments from the Fixed Account, if available, the Enhanced Dollar Cost Averaging Program or investment divisions you select, either pro-rata or in the proportions you request.]

                                   [GRAPHIC]

Your withdrawal may be subject to withdrawal charges.

Generally, if you request, we will make payments directly to other investments on a tax-free basis. You may only do so if all applicable tax and state regulatory requirements are met and we receive all information necessary for us to make the payment. We may require you to use our original forms.

SYSTEMATIC WITHDRAWAL PROGRAM


Under this program and subject to approval in your state, you may choose to automatically withdraw a certain amount each Contract Year. This amount is then paid throughout the Contract Year according to the time frame you select, e.g., monthly, quarterly, semi-annually or annually. For all contract classes, except for the C Class, payments may be made monthly or quarterly during the first Contract Year. Unless we agree otherwise, this program will not begin within the first 60 days after the date we have issued you the Contract. Once the Systematic Withdrawal Program is initiated, the payments will automatically renew each Contract Year. Income taxes, tax penalties and withdrawal charges may apply to your withdrawals. Program payment amounts are subject to our required minimums and administrative restrictions.

If you do not provide us with your desired allocation, or there are insufficient amounts in the investment divisions, Enhanced Dollar Cost Averaging Program or the Fixed Account that you selected, the payments will be taken out pro-rata from the Fixed Account, Enhanced Dollar Cost Averaging Program and any investment divisions in which you then have money.


[SIDEBAR: If you would like to receive your Systematic Withdrawal Program payment on or about the first of the month, you should request that the payment date be the 20th day of the month.]

Selecting a Payment Date: Your payment date is the date we make the withdrawal. You may choose any calendar day for the payment date, other than the 29th, 30th or 31st of the month. When you select or change a payment date, we must receive your request at least 10 days prior to the selected payment date. If we do not receive your request in time, we will make the payment the following month after the date you selected. If you do not select a payment date, we will automatically begin systematic withdrawals within 30 days after we receive your request (other than the 29th, 30th or 31st of the month).

You may request to stop your Systematic Withdrawal Program at anytime. We must receive any request in good order at least 30 days in advance. Although we need your written authorization to begin this program, you may cancel this program at any time by telephone or by writing to us (or over the Internet, if we agree) at our Administrative Office.

[SIDEBAR: Your Account Balance will be reduced by the amount of your Systematic Withdrawal Program payments and applicable withdrawal charges. Payments under this program are not the same as income payments you would receive from a Deferred Annuity payout option.]

Systematic Withdrawal Program payments may be subject to a withdrawal charge unless an exception to this charge applies. We will determine separately the withdrawal charge and any relevant factors (such as applicable exceptions) for each Systematic Withdrawal Program payment as of the date it is withdrawn from your Deferred Annuity.

CHARGES

T
  There are two types of charges you pay while you have money in an investment division:

[_] Separate Account charge, and

[_] Investment-related charge.

SEPARATE ACCOUNT CHARGE

[SIDEBAR: The Separate Account charges you pay will not reduce the number of accumulation units credited to you. Instead, we deduct the charges each time we calculate the Accumulation Unit Value.]
                                   [GRAPHIC]
Each class of the Deferred Annuity has a different Separate Account charge. You will pay the Separate Account charge annually based on the average daily value of the amount you have in the Separate Account. This charge includes insurance-related charges that pay us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments from a pay-out option than we anticipated. Also, we bear the risk that the guaranteed death benefit we would pay should you die during your pay-in phase is larger than your Account Balance. This charge also includes the risk that our expenses in administering the Deferred Annuities may be greater than we estimated. The Separate Account charge also pays us for our distribution costs to both our licensed salespersons and other broker-dealers.

The chart below summarizes the Separate Account charge for each class of the Deferred Annuity with each death benefit prior to entering the pay-out phase of the Contract.

                           SEPARATE ACCOUNT CHARGES*

                                                   Bonus
                                          B Class Class** C Class L Class
                                          ------- ------- ------- -------
Basic Death Benefit                        1.25%   1.70%   1.65%   1.50%
-------------------------------------------------------------------------
Optional Annual Step-Up Death Benefit      1.45%   1.90%   1.85%   1.70%
-------------------------------------------------------------------------
Optional Greater of Annual Step-Up or 5%
  Annual Increase Death Benefit            1.60%   2.05%   2.00%   1.85%
-------------------------------------------------------------------------
Optional Earnings Preservation Benefit***   .25%    .25%    .25%    .25%

* We currently charge an additional Separate Account charge of 0.25% of average daily net assets in the American Funds Growth-Income, American Funds Growth and American Funds Global Small Capitalization investment divisions.

    We reserve the right to impose an additional Separate Account charge on investment divisions that we add to the Contract in the future. The additional amount will not exceed the annual rate of 0.25% of average daily net assets in any such investment divisions.

** The Separate Account charge for the Bonus Class will be reduced by 0.45% after you have held the Contract for seven years.

*** This charge is in addition to the Separate Account charge with the death benefit chosen.

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. The percentage you pay for the investment-related charge depends on which investment divisions you select. Each class of shares available to the Deferred Annuities has a 12b-1 Plan fee, which pays for distribution expenses. The class of shares available in the Metropolitan Fund and the Met Investors Fund is Class B, which has a 0.25% 12b-1 Plan fee. Class 2 shares of the available American Funds have a 0.25% 12b-1 Plan fee. Amounts for each investment division for the previous year are listed in the Table of Expenses.

ANNUAL CONTRACT FEE

T There is a $30 Annual Contract Fee. This fee is waived if your Account
  Balance is at least $50,000. It is deducted on a pro-rata basis from the investment divisions on the Contract Anniversary. No portion of the fee is deducted from the Fixed Account. Regardless of the amount of your Account Balance, the entire fee will be deducted at the time of a total withdrawal of your Account Balance. This charge pays us for our miscellaneous administrative costs. These costs which we incur include financial, actuarial, accounting and legal expenses.

                                   [graphic]

OPTIONAL GUARANTEED MINIMUM INCOME BENEFIT


Version I and II of the Guaranteed Minimum Income Benefit, depending on your state, are available for an additional charge of 0.50% of the guaranteed minimum income base (as defined later in this Prospectus), deducted at the end of each Contract Year by withdrawing amounts on a pro-rata basis from your Fixed Account balance, Enhanced Dollar Cost Averaging Program balance and Separate Account balance. Version III of the Guaranteed Minimum Income Benefit, if approved in your state, is available for an additional charge of 0.75% of the guaranteed minimum income base, deducted at the end of each Contract Year in the same manner. We take amounts from the Separate Account by canceling accumulation units from your Separate Account balance. If you elect the Optional Reset of Version III of the Guaranteed Minimum Income Benefit on the third Contract Anniversary or later, as permitted under Version III of this benefit, we may increase the charge for this benefit to the then current charge, but no more than a maximum of 1.50% of the guaranteed minimum income base.


OPTIONAL GUARANTEED WITHDRAWAL BENEFIT


The Guaranteed Withdrawal Benefit or the Enhanced Guaranteed Withdrawal Benefit, depending on your state, is available for an additional charge of 0.50% of the Guaranteed Withdrawal Amount (as defined in this Prospectus), deducted at the end of each Contract Year by withdrawing amounts on a pro-rata basis from your Fixed Account balance, Enhanced Dollar Cost Averaging Program and Separate Account balance. The Lifetime Guaranteed Withdrawal Benefit is available for an additional charge of 0.50% for the Single Life version and 0.70% for the Joint Life version of the Guaranteed Withdrawal Amount, deducted at the end of each Contract Year in the same manner. We take amounts from the Separate Account by canceling accumulation units from your Separate Account balance. If you elect an Optional Reset of the Guaranteed Withdrawal Benefit on the third Contract Anniversary (for Enhanced Guaranteed Withdrawal Benefit only) or fifth Contract Anniversary or later, as permitted under the Guaranteed Withdrawal Benefit Version I, we may increase the charge for this benefit to the then current charge, but to no more than a maximum of 0.95% of the Guaranteed Withdrawal Amount. If an Automatic Annual Step-Up occurs under a Lifetime Guaranteed Withdrawal Benefit, we may increase the Lifetime Guaranteed Withdrawal Benefit charge to the then current charge, but no more than a maximum of 0.95% for the Single Life version or 1.40% for the Joint Life version. If the Guaranteed Withdrawal Benefit is in effect, the charge will continue even if your Benefit Base equals zero. If the Enhanced Guaranteed Withdrawal Benefit is in effect, the charge will not continue if your Benefit Base equals zero. If the Lifetime Guaranteed Withdrawal Benefit is in effect, the charge will not continue if your Remaining Guaranteed Withdrawal Amount equals zero.


OPTIONAL GUARANTEED MINIMUM ACCUMULATION BENEFIT

The Guaranteed Minimum Accumulation Benefit is available for an additional charge of 0.75% of the Guaranteed Accumulation Amount (as defined in this Prospectus), deducted at the end of each Contract Year by withdrawing amounts on a pro-rata basis from your Enhanced Dollar Cost Averaging Program and Separate Account balance. We take amounts from the Separate Account by canceling accumulation units from your Separate Account.

PREMIUM AND OTHER TAXES


S Some jurisdictions tax what are called "annuity considerations." These may apply to purchase payments, Account Balances and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Balances or death benefits to pay these taxes. Generally, our practice is to deduct money to pay premium taxes (also known as "annuity" taxes) only when you exercise a pay-out option. In certain jurisdictions, we may deduct money to pay premium taxes on lump sum withdrawals or when you exercise a pay-out option. We may deduct an amount to pay premium taxes some time in the future since the laws and the interpretation of the laws relating to annuities are subject to change.

Premium taxes, if applicable, currently range from 0.5% to 3.5% depending on the Deferred Annuity you purchase and your home state or jurisdiction. A chart in the Appendix shows the jurisdictions where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments, Account Balances, withdrawals or income payments, any taxes (including, but not limited to, premium taxes) paid by us to any government entity relating to the Contracts. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Contracts. We may, at our sole discretion, pay taxes when due and deduct that amount from the Account Balance at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

WITHDRAWAL CHARGES

[SIDEBAR: You will not pay a withdrawal charge on any purchase payments made more than 7 Contract Years ago for the B and Bonus Class Contracts, 3 Contract Years ago for the L Class Contract or at all on the C Class Contract.]

   A withdrawal charge may apply if you withdraw purchase payments that were credited to your Deferred Annuity. There are no withdrawal charges for the C
Class Deferred Annuity. To determine the withdrawal charge for the Deferred Annuities, we treat your Fixed Account, Enhanced Dollar Cost Averaging Program and Separate Account as if they were a single account and ignore both your actual allocations and the Fixed Account, Enhanced Dollar Cost Averaging Program or investment division from which the withdrawal is actually coming. To do this, we first assume that your withdrawal is from earnings, then from amounts (other than earnings) that can be withdrawn without a withdrawal charge and then from purchase payments, each on a "first-in-first-out" (oldest money first) basis. Once we have determined the amount of the withdrawal charge, we will then withdraw it from the Fixed Account, Enhanced Dollar Cost Averaging Program and the investment divisions in the same proportion as the withdrawal is being made.

For a full withdrawal, we multiply the amount to which the withdrawal charge applies by the percentage shown, keep the result as a withdrawal charge and pay you the rest.

For partial withdrawals, we multiply the amount to which the withdrawal charge applies by the percentage shown, keep the result as a withdrawal charge and pay you the rest. We will treat your request as a request for a full withdrawal if your Account Balance is not sufficient to pay both the requested withdrawal and the withdrawal charge, or if the withdrawal leaves an Account Balance that is less than the minimum required.

The withdrawal charge on purchase payments withdrawn for each class is as follows:


IF WITHDRAWN DURING CONTRACT YEAR B CLASS BONUS CLASS C CLASS L CLASS
--------------------------------- ------- ----------- ------- -------
           1.....................    7%        9%      None      7%
           2.....................    6%        8%                6%
           3.....................    6%        8%                5%
           4.....................    5%        7%                0%
           5.....................    4%        6%                0%
           6.....................    3%        4%                0%
           7.....................    2%        3%                0%
           Thereafter............    0%        0%                0%

The withdrawal charge reimburses us for our costs in selling the Deferred Annuities. We may use our profits (if any) from the Separate Account charge to pay for our costs to sell the Deferred Annuities which exceed the amount of withdrawal charges we collect.

WHEN NO WITHDRAWAL CHARGE APPLIES

[SIDEBAR: Withdrawal charges never apply to transfers among investment divisions, transfers to or from the Fixed Account or transfers from the Enhanced Dollar Cost Averaging Program.]
                                   [GRAPHIC]

In some cases, we will not charge you the withdrawal charge when you make a withdrawal. We may, however, ask you to prove that you meet any of the conditions listed below.

You do not pay a withdrawal charge:

[_]If you have a C Class Deferred Annuity.

[_]On transfers you make within your Deferred Annuity.

[_]On withdrawals of purchase payments you made over seven Contract Years ago for the B Class, seven Contract Years ago for the Bonus Class and three Contract Years ago for the L Class.

[_]If you choose payments over one or more lifetimes.

[_]If you die during the pay-in phase. Your beneficiary will receive the full death benefit without deduction.

[_]If your Contract permits and your spouse is substituted as the contract owner of the Deferred Annuity and continues the Contract, that portion of the Account Balance that is equal to the "step-up" portion of the death benefit.

[_]If you withdraw only your earnings from the investment divisions.


[_]During the first Contract Year, if you are in the Systematic Withdrawal
   Program, and you withdraw up to 10% of your total purchase payments at the rate of 1/12 of such 10% each month on a non-cumulative basis, if withdrawals are on a monthly basis, or 1/4 of such 10% each quarter on a non-cumulative basis, if withdrawals are on a quarterly basis.


[_]After the first Contract Year, if you withdraw up to 10% of your total purchase payments, per Contract Year. This 10% total withdrawal may be taken in an unlimited number of partial withdrawals during that Contract Year.

[_]If the withdrawal is to avoid required Federal income tax penalties (not including Section 72(t) or (q) under the Internal Revenue Code) or to satisfy Federal income tax rules concerning minimum distribution requirements that apply to your Deferred Annuity. For purposes of this exception, we assume that the Deferred Annuity is the only contract or funding vehicle from which distributions are required to be taken and we will ignore all other account balances. This exception does not apply if you have a Non-Qualified or Roth IRA Deferred Annuity.

[_]If you accept an amendment converting your Traditional IRA Deferred Annuity to a Roth IRA Deferred Annuity.

[_]If you properly "recharacterize" as permitted under Federal tax law your Traditional IRA Deferred Annuity or a Roth IRA Deferred Annuity using the same Deferred Annuity.

[_]This Contract feature is only available if you are less than 80 years old on the Contract issue date. After the first Contract Year, if approved in your state, and your Contract provides for this, to withdrawals to which a withdrawal charge would otherwise apply, if you have been either the contract owner continuously since the issue of the Contract or the spouse who continues the Contract:

   . Has been a resident of certain nursing home facilities or a hospital for a minimum of 90 consecutive days or for a minimum total of 90 days where there is no more than a 6 month break in that residency and the residencies are for related causes, where you have exercised this right no later than 90 days of exiting the nursing home facility or hospital; or

   . Is diagnosed with a terminal illness and not expected to live more than 12 months.

[_] This Contract feature is only available if you are less than 65 years old on the date you became disabled and if the disability commences subsequent to the first Contract Anniversary. After the first Contract Year, if approved in your state, and your Contract provides for this, if you are disabled as defined in the Federal Social Security Act (or as defined by the Internal Revenue Code for Oregon contracts) and if you have been the contract owner continuously since the issue of the Contract or the spouse who continues the Contract.

[_] If you have transferred money which is not subject to a withdrawal charge from certain eligible MetLife contracts or certain eligible contracts of MetLife affiliates into the Deferred Annuity, and the withdrawal is of these transferred amounts and we agree. Any purchase payments made after the transfer are subject to the usual withdrawal charge schedule.

                                   [GRAPHIC]

FREE LOOK

   You may cancel your Deferred Annuity within a certain time period. This is known as a "free look." Not all contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing. The number of days for this "free look" varies from state to state. The time period may also vary depending on your age and whether you purchased your Deferred Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund all of your purchase payments or your Account Balance as of the date your refund request is received at your Administrative Office in good order.

Any Bonus does not become yours until after the "free look" period; we retrieve it if you exercise the "free look". Your exercise of any "free look" is the only circumstance under which the 3% credit will be retrieved (commonly called "recapture"). If your state requires us to refund your Account Balance, the refunded amount will include any investment performance attributable to the 3% credit. If there are any losses from investment performance attributable to the 3% credit, we will bear that loss.

DEATH BENEFIT--GENERALLY

   One of the insurance guarantees we provide you under your Deferred Annuity is that your beneficiaries will be protected against market downturns. You name your beneficiary(ies).

If you intend to purchase the Deferred Annuity for use with a Traditional IRA, Roth IRA, SEP or SIMPLE IRA, please refer to the discussion concerning IRAs in the Tax Section of this Prospectus.

We only pay the death benefit when we receive both proof of death and instructions for payment in good order.

Your beneficiary has the option to apply the death benefit less any applicable premium taxes to a pay-out option offered under your Deferred Annuity. Your beneficiary may, however, decide to take a lump sum payment. If you purchased the Contract as a deceased person's beneficiary under an IRA, your beneficiary may be limited by tax law as to the method of distribution of any death benefit. Please see the Tax Section of this Prospectus.

If the beneficiary is your spouse, the beneficiary may be substituted as the contract owner of the Deferred Annuity and continue the Contract. In that case, the Account Balance will be adjusted to equal the death benefit. (Any additional amounts added to the Account Balance will be allocated in the same proportions to each balance in an investment division, Enhanced Dollar Cost Averaging Program and the Fixed Account as each bears to the total Account Balance.)
There would be a second death benefit payable upon the death of the spouse. The spouse is permitted to make additional purchase payments. The spouse would not be permitted to choose any optional benefit available under the Contract, unless the deceased spouse had previously purchased the benefit at issue of the Contract. Any amounts in the Deferred Annuity would be subject to applicable withdrawal charges except for that portion of the Account Balance that is equal to the "step-up" portion of the death benefit.

If the spouse continues the Deferred Annuity, the death benefit is calculated as described in the following pages except all values used to calculate the death benefit, which may include, Highest Account Balance as of each fifth Contract Anniversary, Highest Account Balance as of each Contract Anniversary and annual increase amount (depending on whether you choose an optional benefit), are reset on the date the spouse continues the Deferred Annuity.

We permit your beneficiary to hold the Traditional IRA Deferred Annuity in your name after your death for his/her benefit. We issue a new Deferred Annuity to your beneficiary to facilitate the distribution of payments. The new Contract is issued in the same contract class as your Contract, except, if you had a Bonus Class Deferred Annuity, the Contract is issued as a B Class Deferred Annuity. In that case the Account Balance would be reset to equal the death benefit on the date the beneficiary submits the necessary documentation in good order. (Any additional amounts added to the Account Balance would be allocated in the same proportions to each balance in an investment division and the Fixed Account as each bears to the total Account Balance.) There would be a second death benefit payable upon the death of the beneficiary. Your beneficiary is permitted to make additional purchase payments consisting generally of monies which are direct transfers (as defined under the tax law) from other IRA contracts in the name of the same decedent. Any additional purchase payments would be subject to applicable withdrawal charges. The beneficiary also is permitted to choose any optional benefit available under the Contract, but certain contract provisions or programs may not be available.

If your beneficiary holds the Traditional IRA Deferred Annuity in your name after your death for his/her benefit, the death benefit would be calculated as described in the following pages except all values used to calculate the death benefit, which may include, Highest Account Balance as of each fifth Contract Anniversary, Highest Account Balance as of each Contract Anniversary and annual increase amount (depending on whether you choose an optional benefit), would be reset on the date the beneficiary then holds the Deferred Annuity. At the death of the beneficiary, the beneficiary's beneficiary may be limited by tax law as to the method of distribution of any death benefit.

If you are a natural person and you change ownership of the Deferred Annuity to someone other than your spouse, the death benefit is calculated as described in the following pages except all values used to calculate the death benefit, which may include, Highest Account Balance as of each fifth Contract Anniversary, Highest Account Balance as of each Contract Anniversary and annual increase amount (depending on whether you choose an optional benefit), are reset on the date of the change in contract owner.


If available in your state, we permit your beneficiary to hold the Non-Qualified Deferred Annuity in your name after your death for his/her benefit. We issue a new Deferred Annuity to your beneficiary to facilitate the distribution of payments. The designated beneficiary's interest in the contract must be distributed in accordance with minimum required distribution rules for deferred annuities under the income tax regulations over a period no longer than the designated beneficiary's single life expectancy with the distributions beginning within 12 months after the date of your death. The new Contract is issued in the same contract class as your Contract, except, if you had a Bonus Class Deferred Annuity, the Contract is issued as a B Class Deferred Annuity. In that case the Account Balance would be reset to equal the death benefit on the date the beneficiary submits the necessary documentation in good order. (Any additional amounts added to the Account Balance would be allocated in the same proportions to each balance in an investment division and the Fixed Account as each bears to the total Account Balance.) There would be a second death benefit payable upon the death of the beneficiary. Your beneficiary is permitted to make additional purchase payments consisting generally of monies which are direct transfers (as defined under the tax law) from other non-qualified contracts in the name of the same decedent. Any additional purchase payments would be subject to applicable withdrawal charges. The beneficiary also is permitted to choose some of the optional benefits available under the Contract, but certain contract provisions or programs may not be available.


If your beneficiary holds the Non-Qualified Deferred Annuity in your name after your death for his/her benefit, the death benefit would be calculated as described in the following pages except all values used to calculate the death benefit, which may include, Highest Account Balance as of each fifth Contract Anniversary, Highest Account Balance as of each Contract Anniversary and annual increase amount (depending on whether you choose an optional benefit), would be reset on the date the beneficiary then holds the Deferred Annuity. At the death of the beneficiary, the beneficiary's beneficiary may be limited by tax law and our administrative procedures as to the available methods and period of distribution of any death benefit.

If you are a non-natural person, then the life of the annuitant is the basis for determining the death benefit. If there are joint contract owners, the oldest of the two will be used as a basis for determining the death benefit.

Where there are multiple beneficiaries, we will only value the death benefit as of the time the first beneficiary submits the necessary documentation in good order.

Any death benefit amounts attributable to any beneficiary which remain in the investment divisions are subject to investment risk.

For the purposes of the following death benefit calculations, purchase payments increase the Account Balance on a dollar for dollar basis. Partial withdrawals, however, reduce Account Balance proportionately, that is, the percentage reduction is equal to the dollar amount of the withdrawal (plus applicable withdrawal charges) divided by the Account Balance immediately before the withdrawal.

BASIC DEATH BENEFIT

If you die during the pay-in phase and you have not chosen one of the optional death benefits, the death benefit the beneficiary receives will be equal to the greatest of:

1. Your Account Balance; or

2. Total purchase payments reduced proportionately by the percentage reduction in Account Balance attributable to each partial withdrawal; or

3. "Highest Account Balance" as of each fifth Contract Anniversary, determined as follows:

   .  At issue, the highest Account Balance is your initial purchase payment;

   .  Increase the highest Account Balance by each subsequent purchase payment;

   . Reduce the highest Account Balance proportionately by the percentage reduction in Account Balance attributable to each subsequent partial withdrawal;

   .  On each fifth Contract Anniversary before your 81st birthday, compare the
      (1) then-highest Account Balance to the (2) current Account Balance and
      (3) total purchase payments reduced proportionately by the percentage reduction in Account Balance attributable to each partial withdrawal and set the highest Account Balance equal to the greatest of the three.

   . After the Contract Anniversary immediately preceding your 81st birthday, adjust the highest Account Balance only to:

      . Increase the highest Account Balance by each subsequent purchase payment or

      . Reduce the highest Account Balance proportionately by the percentage reduction in Account Balance attributable to each subsequent partial withdrawal.

                                   EXAMPLE:


                                          Date                     Amount
                              ---------------------------- -----------------------
A   Initial Purchase                   10/1/2006                  $100,000
    Payment
----------------------------------------------------------------------------------
B   Account Balance                    10/1/2007                  $104,000
                              (First Contract Anniversary)
----------------------------------------------------------------------------------
C   Death Benefit                   As of 10/1/2007               $104,000
                                                           (= greater of A and B)
----------------------------------------------------------------------------------
D   Account Balance                    10/1/2008                   $90,000
                                    (Second Contract
                                      Anniversary)
----------------------------------------------------------------------------------
E   Death Benefit                      10/1/2008                  $100,000
                                                           (= greater of A and D)
----------------------------------------------------------------------------------
F   Withdrawal                         10/2/2008                   $9,000
----------------------------------------------------------------------------------
G   Percentage Reduction in            10/2/2008                     10%
    Account Balance                                                (= F/D)
----------------------------------------------------------------------------------
H   Account Balance                    10/2/2008                   $81,000
    after Withdrawal                                              (= D - F)
----------------------------------------------------------------------------------
I   Purchase Payments reduced            As of                     $90,000
    for Withdrawal                     10/2/2008               [= A - (A X G)]
----------------------------------------------------------------------------------
J   Death Benefit                      10/2/2008                   $90,000
                                                           (= greater of H and I)
----------------------------------------------------------------------------------
K   Account Balance                    10/1/2011                  $125,000
----------------------------------------------------------------------------------
L   Death Benefit (Highest          As of 10/1/2011               $125,000
    Account Balance)              (Fifth Anniversary)      (= greater of I and K)
----------------------------------------------------------------------------------
M   Account Balance                    10/2/2011                  $110,000
----------------------------------------------------------------------------------
N   Death Benefit                        As of                    $125,000
                                       10/2/2011           (= greatest of I, L, M)

Notes to Example

Purchaser is age 60 at issue.

Any withdrawal charge withdrawn from the Account Balance is included when determining the percentage of Account Balance withdrawn.


Account Balances on 10/1/08 and 10/2/08 are assumed to be equal prior to the withdrawal.


                                   [GRAPHIC]
OPTIONAL BENEFITS


Please note that the decision to purchase optional benefits is made at the time of application and is irrevocable. In limited circumstances, the Enhanced Guaranteed Withdrawal Benefit, the Lifetime Guaranteed Withdrawal Benefit and Guaranteed Minimum Accumulation Benefit may be cancelled. The optional benefit is in effect until it terminates.


ANNUAL STEP-UP DEATH BENEFIT


   You may purchase at application a death benefit that provides that the death benefit amount is equal to the greater of:

1. The Account Balance; or

2. "Highest Account Balance" as of each Contract Anniversary, determined as follows:

   .  At issue, the highest Account Balance is your initial purchase payment;

   .  Increase the highest Account Balance by each subsequent purchase payment;

   . Reduce the highest Account Balance proportionately by the percentage reduction in Account Balance attributable to each subsequent partial withdrawal;

   . On each Contract Anniversary before your 81st birthday, compare the (1) then-highest Account Balance to the (2) current Account Balance and set the highest Account Balance equal to the greater of the two.

   . After the Contract Anniversary immediately preceding your 81st birthday, adjust the highest Account Balance only to:

      . Increase the highest Account Balance by each subsequent purchase payment or

      . Reduce the highest Account Balance proportionately by the percentage reduction in Account Balance attributable to each subsequent partial withdrawal.

You may not purchase this benefit if you are 80 years of age or older.

The Annual Step-Up Death Benefit is available in Deferred Annuities purchased after April 30, 2003, for a charge, in addition to the Basic Death Benefit charge, of 0.20% annually of the average daily value of the amount you have in the Separate Account.

                                   EXAMPLE:


                                           Date                      Amount
                               ----------------------------- ----------------------
A   Initial Purchase                     10/1/2006                  $100,000
    Payment
-----------------------------------------------------------------------------------
B   Account Balance                      10/1/2007                  $104,000
                               (First Contract Anniversary)
-----------------------------------------------------------------------------------
C   Death Benefit                     As of 10/1/2007               $104,000
    (Highest Account                                         (= greater of A and B)
    Balance)
-----------------------------------------------------------------------------------
D   Account Balance                      10/1/2008                  $90,000
                               (Second Contract Anniversary)
-----------------------------------------------------------------------------------
E   Death Benefit                        10/1/2008                  $104,000
    (Highest                                                 (= greater of B and D)
    Contract Year Anniversary)
-----------------------------------------------------------------------------------
F   Withdrawal                           10/2/2008                   $9,000
-----------------------------------------------------------------------------------
G   Percentage                           10/2/2008                    10%
    Reduction in                                                    (= F/D)
    Account Balance
-----------------------------------------------------------------------------------
H   Account Balance                      10/2/2008                  $81,000
    after Withdrawal                                                (= D-F)
-----------------------------------------------------------------------------------
I   Highest Account                   As of 10/2/2008               $93,600
    Balance reduced
    for Withdrawal                                                (= E-(EXG))
-----------------------------------------------------------------------------------
J   Death Benefit                        10/2/2008                  $93,600
                                                             (= greater of H and I)
-----------------------------------------------------------------------------------


Notes to Example

Purchaser is age 60 at issue.

Any withdrawal charge withdrawn from the Account Balance is included when determining the percentage of Account Balance withdrawn.


The Account Balances on 10/1/08 and 10/2/08 are assumed to be equal prior to the withdrawal.


GREATER OF ANNUAL STEP-UP OR 5% ANNUAL INCREASE DEATH BENEFIT

You may purchase at application a death benefit that provides that the death benefit amount is equal to the greatest of:

1. Your Account Balance; or

2. The annual increase amount which is equal to the sum total of each purchase payment accumulated at a rate of 5% a year, through the Contract Anniversary date immediately preceding your 81st birthday, reduced by the sum total of each withdrawal adjustment accumulated at the rate of 5% a year from the date of the withdrawal (the withdrawal adjustment is the annual increase amount immediately prior to the withdrawal multiplied by the percentage reduction in Account Balance attributable to the withdrawal); or

3. "Highest Account Balance" as of each Contract Anniversary, determined as follows:

   .  At issue, the highest Account Balance is your initial purchase payment;

   .  Increase the highest Account Balance by each subsequent purchase payment;

   . Reduce the highest Account Balance proportionately by the percentage reduction in Account Balance attributable to each subsequent partial withdrawal;

   . On each Contract Anniversary before your 81st birthday, compare the (1) then-highest Account Balance to the (2) current Account Balance and set the highest Account Balance equal to the greater of the two.

   . After the Contract Anniversary immediately preceding your 81st birthday, adjust the highest Account Balance only to:

      . Increase the highest Account Balance by each subsequent purchase payment or

      . Reduce the highest Account Balance proportionately by the percentage reduction in Account Balance attributable to each subsequent partial withdrawal.

You may not purchase this benefit if you are 80 years of age or older.

The Greater of Annual Step-Up or 5% Annual Increase Death Benefit is available in Deferred Annuities purchased after April 30, 2003, for a charge, in addition to the Basic Death Benefit charge, of 0.35% annually of the average daily value of the amount you have in the Separate Account.

                                   EXAMPLE:


                                       Date                         Amount
                           ----------------------------- ----------------------------
A   Initial Purchase                 10/1/2006                     $100,000
    Payment
-------------------------------------------------------------------------------------
B   Account Balance                  10/1/2007                     $104,000
                           (First Contract Anniversary)
-------------------------------------------------------------------------------------
C1  Account Balance                  10/1/2007                     $104,000
    (Highest Account                                        (= greater of A and B)
    Balance)
-------------------------------------------------------------------------------------
C2  5% Annual                        10/1/2007                     $105,000
    Increase Amount                                               (= AX1.05)
-------------------------------------------------------------------------------------
C3  Death Benefit                 As of 10/1/2007                  $105,000
                                                           (= greater of C1 and C2)
-------------------------------------------------------------------------------------
D   Account Balance                  10/1/2008                     $90,000
                           (Second Contract Anniversary)
-------------------------------------------------------------------------------------
E1  Highest Account                  10/1/2008                     $104,000
    Balance                                                (= greater of C1 and D)
-------------------------------------------------------------------------------------
E2  5% Annual                     As of 10/1/2008                  $110,250
    Increase Amount                                            (= AX1.05X1.05)
-------------------------------------------------------------------------------------
E3  Death Benefit                    10/1/2008                     $110,250
                                                           (= greater of E1 and E2)
-------------------------------------------------------------------------------------
F   Withdrawal                       10/2/2008                      $9,000
-------------------------------------------------------------------------------------
G   Percentage                       10/2/2008                       10%
    Reduction in                                                   (= F/D)
    Account Balance
-------------------------------------------------------------------------------------
H   Account Balance                  10/2/2008                     $81,000
    after Withdrawal                                               (= D-F)
-------------------------------------------------------------------------------------
I1  Highest Account               As of 10/2/2008                  $93,600
    Balance reduced                                             (= E1-(E1XG))
    for Withdrawal
-------------------------------------------------------------------------------------
I2  5% Annual                     As of 10/2/2008                  $99,238
    Increase Amount                                             (= E2-(E2XG).
    reduced for Withdrawal                               Note: E2 includes additional
                                                            day of interest at 5%)
-------------------------------------------------------------------------------------
I3  Death Benefit                    10/2/2008                     $99,238
                                                         (= greatest of H, I1 and I2)
-------------------------------------------------------------------------------------


Notes to Example

Purchaser is age 60 at issue.

Any withdrawal charge withdrawn from the Account Balance is included when determining the percentage of Account Balance withdrawn.


The Account Balances on 10/1/08 and 10/02/08 are assumed to be equal prior to the withdrawal.


All amounts are rounded to the nearest dollar.

EARNINGS PRESERVATION BENEFIT

You may purchase this benefit at application. The Earnings Preservation Benefit is intended to provide additional amounts at death to pay expenses that may be due upon your death. We do not guarantee that the amounts provided by the Earnings Preservation Benefit will be sufficient to cover any such expenses that your heirs may have to pay.

This benefit provides that an additional death benefit is payable equal to:

The difference between

1. Your death benefit (either the basic death benefit or an optional death benefit for which you pay an additional charge); and

2. Total purchase payments not withdrawn. In this case, partial withdrawals are first applied against earnings and then purchase payments, or

On or after the Contract Anniversary immediately preceding your 81st birthday, the additional death benefit that is payable is equal to:

1. The difference between

   a. Your death benefit amount on the Contract Anniversary immediately preceding your 81st birthday, plus subsequent purchase payments made after each Contract Anniversary, reduced proportionately by the percentage reduction in Account Balance attributable to each subsequent partial withdrawal; and

   b. Total purchase payments not withdrawn. In this case, partial withdrawals are first applied against earnings and then purchase payments.

2. In each case, multiplied by the following percentage, depending upon your age when you purchased the Contract:


          Purchase Age                            Percentage

          Ages 69 or younger                          40%

          Ages 70-79                                  25%

          Ages 80 and above                            0%

You may not purchase this benefit if you are 80 years of age or older.

For purposes of the above calculation, purchase payments increase the Account Balance on a dollar for dollar basis. Partial withdrawals, however, reduce Account Balance proportionately, that is, the percentage reduction is equal to the dollar amount of the withdrawal plus applicable withdrawal charges divided by the Account Balance immediately before the withdrawal.

If the spouse continues the Contract, the spouse can choose one of the following two options:

   . Continue the Earnings Preservation Benefit. Then the additional death benefit is calculated in the same manner as above except the calculation takes into account the surviving spouse's age for purposes of determining what is the Contract Anniversary prior to the 81st birthday. In this case, the benefit is paid as of the death of the surviving spouse, rather than the first spouse.

   . Stop the Earnings Preservation Benefit. Then, the Account Balance is reset to equal the death benefit plus the additional death benefit on the date the spouse continues the Contract. The Earnings Preservation Benefit will cease and the Separate Account charge will be reduced by 0.25%.

If we do not receive notification from the surviving spouse either to elect to continue or to decline the Earnings Preservation Benefit within 90 days of notice to us of the death of a spouse, we will treat the absence of a notification as if the Earnings Preservation Benefit had been declined.

If you are a natural person and you change ownership of the Deferred Annuity to someone other than your spouse, this benefit is calculated in the same manner except (1) purchase payments (for the purpose of calculating the Earnings Preservation Benefit) are set equal to the Account Balance on the date of the change in contract owners (gain is effectively reset to zero) and (2) the percentage from the table above is based on the age of the new contract owner as of the date of the change in contract owner.

If you are a non-natural person, the life of the annuitant is the basis for determining the additional death benefit. If there are joint contract owners, the oldest of the two will be used as a basis for determining the additional death benefit.

The Earnings Preservation Benefit is available for an additional charge of 0.25% annually of the average daily value of the amount you have in the Separate Account.

                                   EXAMPLE:


                                              Date          Amount
                                            --------- -------------------
       A   Purchase Payments Not Withdrawn  10/1/2006      $100,000
       ------------------------------------------------------------------
       B   Death Benefit                    10/1/2007      $105,000
       ------------------------------------------------------------------
       C   Additional Death Benefit         10/1/2007       $2,000
                                                       (= 40% x (B - A))
       ------------------------------------------------------------------
       D   Account Balance                  10/1/2008       $90,000
       ------------------------------------------------------------------
       E   Withdrawal                       10/2/2008       $9,000
       ------------------------------------------------------------------
       F   Account Balance after Withdrawal 10/2/2008       $81,000
                                                           (= D - E)
       ------------------------------------------------------------------
       G   Purchase Payments Not Withdrawn  10/2/2008       $91,000
                                                            (= A-E,
                                                       because there is
                                                          no gain at
                                                      time of withdrawal)
       ------------------------------------------------------------------
       H   Death Benefit                    10/2/2008       $99,238
       ------------------------------------------------------------------
       I   Additional Death Benefit                         $3,296
                                                       (= 40% x (H - G))
       ------------------------------------------------------------------

Notes to Example

Purchaser is age 60 at issue.

Any withdrawal charge from the Account Balance is included when determining the percentage of Account Balance withdrawn.

All amounts are rounded to the nearest dollar.

GUARANTEED MINIMUM INCOME BENEFIT
                                   [GRAPHIC]


MetLife makes available three versions of this benefit, but a maximum of two versions will be offered in any particular state. If approved in your state, Version II of the Guaranteed Minimum Income Benefit will be available. Otherwise, Version I will be offered. If approved in your state, Version III is also available. You may not have this benefit and the Guaranteed Withdrawal Benefit or Guaranteed Minimum Accumulation Benefit in effect at the same time. Under this benefit, a contract owner who is a natural person and the annuitant must be the same.


  VERSION I (MAY ALSO BE KNOWN AS THE "PREDICTOR" IN OUR SALES LITERATURE AND
                                 ADVERTISING)


You may purchase this benefit at application (up to but not including age 76) which guarantees a stated income payment in the pay-out phase of your Deferred Annuity (a payment "floor"). You retain the ability to choose to receive income payments based upon the Account Balance of your Deferred Annuity which may be higher than the guaranteed amount purchased under this benefit. This benefit is intended to protect you against poor investment performance. The Guaranteed Minimum Income Benefit does not establish or guarantee an Account Balance or minimum return for any investment division. The guaranteed minimum income base is not available for withdrawals.


This benefit may only be exercised by the contract owner no later than the Contract Anniversary immediately after the contract owner's 85th birthday, after a 10 year waiting period and then only within a 30 day period following the Contract Anniversary. If you are a non-natural person, then the age of the annuitant is the basis for determining the birthday. Partial annuitization is not permitted under this optional benefit and no change in contract owners of the Contract is permitted. Withdrawal charges are not waived if you exercise this option while withdrawal charges apply.

The only income types available with the purchase of this benefit are a Lifetime Income Annuity with a 10 Year Guarantee Period or a Lifetime Income Annuity for Two with a 10 Year Guarantee Period. If you decide to receive income payments under a Lifetime Income Annuity with a 10 year Guarantee Period after age 79, the 10 year guarantee is reduced as follows:


     Age at Pay-Out                Guarantee
-----------------------------------------------------
           80                       9 years
-----------------------------------------------------
           81                       8 years
-----------------------------------------------------
           82                       7 years
-----------------------------------------------------
           83                       6 years
-----------------------------------------------------
        84 and 85                   5 years
-----------------------------------------------------

The guaranteed minimum income base is equal to the greatest of:

1. The annual increase amount which is the sum total of each purchase payment accumulated at a rate of 6% a year, through the Contract Anniversary date immediately preceding your 81st birthday, reduced by the sum total of each withdrawal adjustment accumulated at the rate of 6% a year from the date of the withdrawal. The withdrawal adjustment is the annual increase amount immediately prior to the withdrawal multiplied by the percentage reduction in Account Balance attributable to the withdrawal, if total withdrawals in a Contract Year are more than 6% of the annual increase amount at the previous Contract Anniversary. If total withdrawals in a Contract Year are less than 6% of the annual increase amount at the previous Contract Anniversary, the withdrawal adjustment is the dollar amount of total partial withdrawals treated as a single withdrawal at the end of the Contract Year; or

2. "Highest Account Balance" as of each Contract Anniversary, determined as follows:

   .  At issue, the highest Account Balance is your initial purchase payment;

   .  Increase the highest Account Balance by each subsequent purchase payment;

   . Reduce the highest Account Balance proportionately by the percentage reduction in Account Balance attributable to each subsequent partial withdrawal;

   . On each Contract Anniversary before your 81st birthday, compare the (1) then-highest Account Balance to the (2) current Account Balance and set the highest Account Balance equal to the greater of the two.

   . After the Contract Anniversary immediately preceding your 81st birthday, adjust the highest Account Balance only to:

      . Increase the highest Account Balance by each subsequent purchase payment or

      . Reduce the highest Account Balance proportionately by the percentage reduction in Account Balance attributable to each subsequent partial withdrawal.

This base is then applied to the annuity rates guaranteed in the Guaranteed Minimum Income Benefit rider. The rates used are the Annuity 2000 Mortality Table with a 7-year age setback, with interest of 2.5% per year. As with other pay-out types, the amount you receive as an income payment depends also on your age, sex and the income type you select. You may also choose to receive income payments by applying your Account Balance (less any premium taxes and applicable contract fees) to our then current annuity rates if that would produce greater income payments than those guaranteed under this benefit.

For purposes of determining the Highest Account Balance as of the applicable Contract Anniversary, purchase payments increase the Account Balance on a dollar for dollar basis. Partial withdrawals, however, reduce Account Balance proportionately, that is the percentage reduction is equal to the dollar amount of the withdrawal (plus applicable withdrawal charges), divided by the Account Balance immediately before the withdrawal.

This option will terminate:

1. The 30th day following the Contract Anniversary immediately after the contract owner's 85th birthday;

2. When you take a total withdrawal of your Account Balance (A pro-rata portion of the charge will be applied);

3. When you elect to receive income payments under an income option and you are not eligible to exercise the Guaranteed Minimum Income Benefit option (A pro-rata portion of the charge will be applied);

4. The contract owner dies, except where the beneficiary or joint contract owner is the spouse of the contract owner and the spouse elects to continue the Deferred Annuity, or the annuitant dies (if the contract owner is not a natural person); or

5. There is a change in contract owners, joint contract owners or annuitants (if the contract owner is a non-natural person).


The Guaranteed Minimum Income Benefit is available in Deferred Annuities purchased after April 30, 2003, for an additional charge of 0.50% of the guaranteed minimum income base, deducted at the end of each Contract Year, by withdrawing amounts on a pro-rata basis from your Fixed Account balance, Enhanced Dollar Cost Averaging Program balance and Separate Account balance. (We take amounts from the Separate Account by canceling accumulation units from your Separate Account balance.) (The Fixed Account is not available in the C Class Deferred Annuity purchased after April 30, 2003, a Deferred Annuity issued in New York State and Washington State with this optional benefit. The Enhanced Dollar Cost Averaging Program is not available in the C and Bonus Classes Deferred Annuity.)


The Guaranteed Minimum Income Benefit may have limited usefulness in connection with a qualified contract, such as an IRA, in circumstances where you are planning to exercise the Guaranteed Minimum Income Benefit on a date later than the beginning date of required minimum distributions under the Deferred Annuity. In such event, required minimum distributions received from the Deferred Annuity will have the effect of reducing the income base either on a proportionate or dollar for dollar basis, as the case may be. This may have the effect of reducing or eliminating the amount of annuity payments under the Guaranteed Minimum Income Benefit. Consult a tax advisor prior to purchasing your IRA Deferred Annuity with Guaranteed Minimum Income Benefit.

Additionally, the Guaranteed Minimum Income Benefit may not be appropriate for purchase by a beneficiary under a decedent's IRA ( or where otherwise offered, under any other contract which is being "continued" by a beneficiary after the death of the contract owner (or after the death of the annuitant in certain cases). Under the tax rules, such contracts generally require distributions to commence in accordance with tax regulations by the end of the calendar year following the year of the contract owner's death. The Guaranteed Minimum Income Benefit may not be exercised until 10 years after purchase. It is not clear under these rules whether minimum distribution will be met in all cases where income payments under a life contingent annuity (such as provided under the Guaranteed Minimum Income Benefit) do not begin until after the year following the year of death, as would be the case with a Guaranteed Minimum Income Benefit purchased by such beneficiary. Even if minimum distribution requirements would be met, the value of such benefit may be adversely impacted or eliminated, depending on the beneficiary's own situation, because of required distributions prior to the time that the benefit could be exercised. Consult your own tax advisor prior to purchase.

   EXAMPLE:
(This calculation ignores the impact of Highest Account Balance which could further increase the guaranteed minimum income base.)
   At issue, male, age 55
   Purchase Payment = $100,000.
   No additional purchase payments or partial withdrawals.
   Guaranteed minimum income base at age 65 = $100,000X1.06/10/ = $179,085 where 10 equals the number of years the purchase payment accumulates for purposes of calculating this benefit.

   Guaranteed minimum income floor = guaranteed minimum income base applied to the Guaranteed Minimum Income Benefit annuity table.

   Guaranteed Minimum Income Benefit annuity factor, male, age 65 = $4.40 per month per $1,000 applied for lifetime income with 10 years guaranteed.

   $179,085 X $4.40 = $788 per month.
   $1,000

                                               Guaranteed
                                                Minimum
                       (Male)                    Income
                      Issue Age Age at Pay-Out   Floor
                      -----------------------------------
                         55           65         $  788
                      -----------------------------------
                                      70         $1,186
                      -----------------------------------
                                      75         $1,812
                      -----------------------------------

The above chart ignores the impact of premium and other taxes.

 VERSION II (MAY ALSO BE KNOWN AS THE "PREDICTOR" IN OUR SALES LITERATURE AND
                                 ADVERTISING)


You may purchase this benefit at application (up to but not including age 76) which guarantees a stated income payment in the pay-out phase of your Deferred Annuity (a payment "floor"). You retain the ability to choose to receive income payments based upon the Account Balance of your Deferred Annuity which may be higher than the guaranteed amount purchased under this benefit.

This benefit is intended to protect you against poor investment performance. The Guaranteed Minimum Income Benefit does not establish or guarantee an Account Balance or minimum return for any investment division. The guaranteed minimum income base is not available for withdrawals.


This benefit may only be exercised by the contract owner no later than the Contract Anniversary on or following the contract owner's 85th birthday, after a 10 year waiting period and then only within a 30 day period following the Contract Anniversary. If the contract owner is a non-natural person, then the age of the annuitant is the basis for determining the birthday. Partial annuitization is not permitted under this optional benefit and no change in contract owners of the contract is permitted. Withdrawal charges are not waived if you exercise this option while withdrawal charges apply.

The only income types available with purchase of this benefit are a Lifetime Income Annuity with a 10 Year Guarantee Period or a Lifetime Income Annuity for Two with a 10 Year Guarantee Period. If you decide to receive income payments under a Lifetime Income Annuity with a 10 year Guarantee Period after age 79, the 10 year guarantee is reduced as follows:

             -----------------------------------------------------

                  Age at Pay-Out                Guarantee
             -----------------------------------------------------
                        80                       9 years
             -----------------------------------------------------
                        81                       8 years
             -----------------------------------------------------
                        82                       7 years
             -----------------------------------------------------
                        83                       6 years
             -----------------------------------------------------
                     84 and 85                   5 years
             -----------------------------------------------------

The guaranteed minimum income base is equal to the greatest of:

1. The annual increase amount which is the sum total of each purchase payment accumulated at a rate of 5% a year, through the Contract Anniversary date on or following your 85th birthday, reduced by the sum total of each withdrawal adjustment accumulated at the rate of 5% a year from the date of the withdrawal. The withdrawal adjustment is the annual increase amount immediately prior to the withdrawal multiplied by the percentage reduction in Account Balance attributable to the withdrawal, if total withdrawals in a Contract Year are more than 5% of the annual increase amount at the previous Contract Anniversary and if these withdrawals are paid to you (or the annuitant if the Contract is owned by a non-natural person) or other payee we agree to. If total withdrawals in a Contract Year are less than or equal to 5% of the annual increase amount at the previous Contract Anniversary, the withdrawal adjustment is the dollar amount of total withdrawals treated as a single withdrawal at the end of the Contract Year. (For these purposes, all purchase payments credited within 120 days of the date we issued the Deferred Annuity will be treated as if they were received on the date we issued the Deferred Annuity). The annual increase amount does not change after the Contract Anniversary on or following your 85th birthday, except that it is increased for each subsequent purchase payment and reduced by each withdrawal as described here where the annual increase rate is set at 0%; or

2. "Highest Account Balance" as of each Contract Anniversary, determined as follows:

   .  At issue, the highest Account Balance is your initial purchase payment;

   .  Increase the highest Account Balance by each subsequent purchase payment;

   . Reduce the highest Account Balance proportionately by the percentage reduction in Account Balance attributable to each subsequent withdrawal;

   . On each Contract Anniversary before your 81st birthday, compare the (1) then-highest Account Balance to the (2) current Account Balance and set the highest Account Balance equal to the greater of the two.

   . After the Contract Anniversary immediately preceding your 81st birthday, adjust the highest Account Balance only to:

      . Increase the highest Account Balance by each subsequent purchase payment or

      . Reduce the highest Account Balance proportionately by the percentage reduction in Account Balance attributable to each subsequent withdrawal.

This base, less withdrawal charges applicable to a full withdrawal and any premium taxes that may apply, is then applied to the annuity rates guaranteed in the Guaranteed Minimum Income Benefit rider. The rates used are the Annuity 2000 Mortality Table with a 7-year age setback, with interest of 2.5% per year. As with other pay-out types, the amount you receive as an income payment depends also on your age, sex and the income type you select. You may also choose to receive income payments by applying your Account Balance (less any withdrawal charges, premium taxes and applicable contract fees) to our then current annuity rates if that would produce greater income payments than those guaranteed under this benefit.

For purposes of determining the Highest Account Balance as of the applicable Contract Anniversary, purchase payments increase the Account Balance on a dollar for dollar basis. Withdrawals, however, reduce the Highest Account Balance proportionately, that is the percentage reduction is equal to the dollar amount of the withdrawal (plus applicable withdrawal charges), divided by the Account Balance immediately before the withdrawal.

If you take a full withdrawal of your Account Balance, your Contract is terminated because it is inactive, or your Contract lapses, we will commence making income payments within 30 days of the date of the full withdrawal, termination or lapse. In that case, your income payments under this benefit, if any, will be determined using the guaranteed minimum income base after the deduction of any applicable withdrawal adjustment due to the withdrawal, termination or lapse that resulted in a zero Account Balance.

If the guaranteed minimum income base being annuitized is less than $5,000, we reserve the right to make one lump sum payment to you instead of income payments. If the amount of the initial income payment would be less than $100, we may reduce the frequency of payments so that the payment is a minimum of $100, but not less frequently than annually.

This option will terminate:

1. The 30th day following the Contract Anniversary immediately on or after the contract owner's 85th birthday.

2. When you take a total withdrawal of your Account Balance (A pro-rata portion of the annual charge for this rider will be applied);

3. When you elect to receive income payments under an income option and you are not eligible to exercise the Guaranteed Minimum Income Benefit option (A pro-rata portion of the charge will be applied);

4. The contract owner dies, except where the beneficiary or joint contract owner is the spouse of the contract owner and the spouse elects to continue the Deferred Annuity (if the spouse is less than age 85), or the annuitant dies (if the contract owner is not a natural person); or

5. There is a change in contract owners or joint contract owners or annuitants (if the contract owner is a non-natural person).


The Guaranteed Minimum Income Benefit is available for an additional charge of 0.50% of the guaranteed minimum income base, deducted at the end of each Contract Year, by withdrawing amounts on a pro-rata basis from your Fixed Account balance, Enhanced Dollar Cost Averaging Program balance and Separate Account balance. (We take amounts from the Separate Account by canceling accumulation units from your Separate Account balance.) (The Fixed Account is not available in the C Class Deferred Annuity purchased after April 30, 2003, and a Deferred Annuity issued in New York State and Washington State with this optional benefit. The Enhanced Dollar Cost Averaging Program is not available in the C and Bonus Class Deferred Annuity.)


The Guaranteed Minimum Income Benefit may have limited usefulness in connection with a qualified contract, such as an IRA, in circumstances where you are planning to exercise the Guaranteed Minimum Income Benefit on a date later than the beginning date of required minimum distributions under the Deferred Annuity. In such event, required minimum distributions received from the Deferred Annuity will have the effect of reducing the income base either on a proportionate or dollar for dollar basis, as the case may be. This may have the effect of reducing or eliminating the amount of annuity payments under the Guaranteed Minimum Income Benefit. Consult a tax advisor prior to purchasing your IRA Deferred Annuity with the Guaranteed Minimum Income Benefit.

Additionally, the Guaranteed Minimum Income Benefit may not be appropriate for purchase by a beneficiary under a decedent's IRA ( or where otherwise offered, under any other contract which is being "continued" by a beneficiary after the death of the contract owner (or after the death of the annuitant in certain cases). Under the tax rules, such contracts generally require distributions to commence in accordance with tax regulations by the end of the calendar year following the year of the contract owner's death. The Guaranteed Minimum Income Benefit may not be exercised until 10 years after purchase. It is not clear under these rules whether minimum distribution will be met in all cases where income payments under a life contingent annuity (such as provided under the Guaranteed Minimum Income Benefit) do not begin until after the year following the year of death, as would be the case with a Guaranteed Minimum Income Benefit purchased by such beneficiary. Even if minimum distribution requirements would be met, the value of such benefit may be adversely impacted or eliminated, depending on the beneficiary's own situation, because of required distributions prior to the time that the benefit could be exercised. Consult your own tax advisor prior to purchase.

   EXAMPLE:
(This calculation ignores the impact of Highest Account Balance which could further increase the guaranteed minimum income base.)

   At issue, male, age 55
   Purchase Payment = $100,000.
   No additional purchase payments or partial withdrawals.
   Guaranteed minimum income base at age 65 = $100,000 x 1.05/10 /= $162.889 where 10 equals the number of years the purchase payment accumulates for purposes of calculating this benefit.

   Guaranteed minimum income floor = guaranteed minimum income base applied to the Guaranteed Minimum Income Benefit annuity table.

   Guaranteed Minimum Income Benefit annuity factor, male, age 65 = $4.40 per month per $1,000 applied for lifetime income with 10 years guaranteed.

   $162,889 x $4.40 = $717 per month.
   $1,000

                         Guaranteed
                          Minimum
 (Male)                    Income
Issue Age Age at Pay-Out   Floor
-----------------------------------
   55           65         $717
-----------------------------------
                70        $1,029
-----------------------------------
                75        $ 1,499
-----------------------------------

The above chart ignores the impact of premium and other taxes.

GRAPHIC EXAMPLES

The purpose of these examples is to illustrate the operation of the Guaranteed Minimum Income Benefit. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the investment divisions chosen. The examples do not reflect the deduction of fees and charges.

(1)THE 5% COMPOUNDING COMPONENT OF THE INCOME BASE

   Determining a value upon which future income payments will be based

   Assume that you make an initial purchase payment of $100,000. Prior to annuitization, your Account Balance fluctuates above and below your initial purchase payment depending on the investment performance of the investment divisions you selected. Your purchase payments accumulate at the annual increase rate of 5%, until the Contract Anniversary on or immediately after the contract owner's 85th birthday. Your purchase payments are also adjusted for any withdrawals (including any applicable withdrawal charge) made during this period. The line (your purchase payments accumulated at 5% a year adjusted for withdrawals and charges "the 5% Compounding Component of the Income Base") is the value upon which future income payments can be based.

                      [5% Compounding Income Base Chart]

   Determining your guaranteed lifetime income stream

   Assume that you decide to annuitize your Contract and begin taking annuity payments after 20 years. In this example, your 5% Compounding Component of the Income Base is higher than the Highest Account Balance and will produce a higher income benefit. Accordingly, the 5% Compounding Component of the Income Base will be applied to the annuity pay-out rates in the Guaranteed Minimum Income Benefit Annuity Table to determine your lifetime annuity payments. THE INCOME BASE IS NOT AVAILABLE FOR CASH WITHDRAWALS AND IS ONLY USED FOR PURPOSES OF CALCULATING THE GUARANTEED MINIMUM INCOME BENEFIT PAYMENT AND THE CHARGE FOR THE BENEFIT.

 [10 Year Waiting Period with 5% Compounding Income Base and Annuity for life
                                    CHART]

(2)THE "HIGHEST ACCOUNT BALANCE" ("HAB") COMPONENT OF THE INCOME BASE

   Determining a value upon which future income payments will be based

   Prior to annuitization, the Highest Account Balance Component of the Income Base begins to lock in growth. The Highest Account Balance Component of the Income Base is adjusted upward each Contract Anniversary if the Account Balance at that time is greater than the amount of the current Highest Account Balance Component of the Income Base. Upward adjustments will continue until the Contract Anniversary immediately prior to the contract owner's 81st birthday. The Highest Account Balance Component of the Income Base also is adjusted for any withdrawals taken (including any applicable withdrawal charge) or any additional payments made. The Highest Account Balance Component of the Income Base line is the value upon which future income payments can be based.

                 [Highest  Account Balance Income Base Chart]

   Determining your guaranteed lifetime income stream

   Assume that you decide to annuitize your Contract and begin taking annuity payments after 20 years. In this example, the Highest Account Balance Component of the Income Base is higher than the Account Balance. Accordingly, the Highest Account Balance Component of the Income Base will be applied to the annuity payout rates in the Guaranteed Minimum Income Benefit Annuity Table to determine your lifetime annuity payments. THE INCOME BASE IS NOT AVAILABLE FOR CASH WITHDRAWALS AND IS ONLY USED FOR PURPOSES OF CALCULATING THE GUARANTEED MINIMUM INCOME BENEFIT PAYMENT AND THE CHARGE FOR THE BENEFIT.

 [10 Year Waiting Period with Highest Account Balance Income Base and Annuity for Life Chart]

(3)PUTTING IT ALL TOGETHER

   Prior to annuitization, the two components of the income base (the 5% Compounding Component of the Income Base and the Highest Account Balance Component of the Income Base) work together to protect your future income. Upon annuitization of the Contract, you will receive income payments for life and the two components of the income base and the Account Balance will cease to exist. Also, the Guaranteed Minimum Income Benefit may only be exercised no later than the Contract Anniversary on or following the contract owner's 85th birthday, after a 10 year waiting period, and then only within a 30 day period following the Contract Anniversary.

    [10 Year Waiting Period with Highest Account Balance Income Base and 5%
                        Compounding Income Base Chart]
   With the Guaranteed Minimum Income Benefit, the two components of the income base are applied to special, conservative Guaranteed Minimum Income Benefit annuity purchase factors, which are guaranteed at the time the Contract is issued. However, if then-current annuity purchase factors applied to the Account Balance would produce a greater amount of income, then you will receive the greater amount. In other words, when you annuitize your Contract you will receive whatever amount produces the greatest income payment. Therefore, if your Account Balance would provide greater income than would the amount provided under the Guaranteed Minimum Income Benefit, you will have paid for the Guaranteed Minimum Income Benefit although it was never used.

    [10 Year Waiting Period with Highest Account Balance Income Base and 5%
          Compounding Income Base with Income Annuity for Life Chart]

         VERSION III (MAY ALSO BE KNOWN AS THE "PREDICTOR PLUS" IN OUR
                       SALES LITERATURE AND ADVERTISING)

Version III of this benefit is identical to Version II, described above, with the following differences: (1) the contract owner may exercise a "Guaranteed Principal Option" in which case the contract owner receives an additional amount to be added to the Account Balance in lieu of taking Guaranteed Minimum Income Benefit payments; (2) the contract owner may be permitted to periodically reset the annual increase amount; (3) the contract owner is limited to allocating his/her Account Balance to certain investment choices; and (4) the additional charge for Version III of this benefit is 0.75% (rather than 0.50% for Version I or II of this benefit) of the income base (with a maximum charge of 1.50% of the income base applicable upon exercise of the Optional Reset feature). A description of these features follows.

Guaranteed Principal Option

You may exercise the Guaranteed Principal Option after a 10-year waiting period within 30 days following any Contract Anniversary, but no later than the Contract Anniversary on or following the contract owner's (or joint contract owner's or annuitant's if the Contract is owned by a non-natural person) 85th birthday. We must receive your request to exercise the Guaranteed Principal Option in writing, or any other method that we agree to, within 30 days following the eligible Contract Anniversary. The Guaranteed Principal Option will take effect at the end of this 30-day period following the eligible Contract Anniversary.

By exercising the Guaranteed Principal Option, you elect to receive an additional amount to be added to your Account Balance intended to restore your initial investment in the Contract, in lieu of receiving Guaranteed Minimum Income Benefit payments. The additional amount is called the Guaranteed Principal Adjustment and is equal to (a) minus (b) where:

   a. is purchase payments credited within 120 days of the date we issued the Contract (reduced proportionately by the percentage reduction in Account Balance attributable to each partial withdrawal (including applicable withdrawal charges)) and

   b. the Account Balance on the Contract Anniversary immediately preceding exercise of the Guaranteed Principal Option.


For purposes of calculating the Guaranteed Principal Adjustment, purchase payment credits (i.e., bonus payments) are not considered to be purchase payments in the calculation of the Guaranteed Principal Option.


The Guaranteed Principal Option may only be exercised if (a) exceeds (b), as defined above. The Guaranteed Principal Adjustment will be added to each applicable investment division in the ratio the portion of the Account Balance in such investment division bears to the total Account Balance in all investment divisions.

The Guaranteed Principal Option will never be less than zero. If the Guaranteed Principal Option is exercised, the Guaranteed Minimum Income Benefit will terminate as of the date the option takes effect and no additional Guaranteed Minimum Income Benefit charges will apply thereafter. The Contract, however, will continue.


Only purchase payments made during the first 120 days that you hold the Deferred Annuity are taken into consideration in determining the Guaranteed

Principal Adjustment. Contract owners who anticipate making purchase payments after 120 days should understand that such payments will not increase the Guaranteed Principal Amount. Purchase payments made after 120 days are added to your Account Balance and impact whether or not a benefit is due. Therefore, Version III of the Guaranteed Minimum Income Benefit may not be appropriate for you if you intend to make additional purchase payments after the 120 day period and are purchasing Version III of the Guaranteed Minimum Income Benefit for this feature.


Optional Reset


On any Contract Anniversary on or after the first Contract Anniversary (third Contract Anniversary for Contracts with this optional benefit issued prior to March 10, 2006), the contract owner may elect to reset the annual increase amount to the Account Balance. Such a reset may be beneficial if your Account Balance has grown at a rate above the accumulation rate on the annual increase amount. However, resetting the annual increase amount will increase your waiting period for exercising this Guaranteed Minimum Income Benefit by recommencing the period. A contract owner may elect to reset the annual increase amount only if (1) the Account Balance exceeds the annual increase amount on the date of the reset and (2) the contract owner (or oldest joint contract owner or annuitant if the Contract is owned by a non-natural person) is not older than age 75 on the date of the Optional Reset. We must receive your request to exercise the Optional Reset in writing, or any other method that we agree to, within a 30 day period prior to the applicable Contract Anniversary. You may elect an Optional Reset at any subsequent Contract Anniversary as long as it has been at least one year (or three years for Contracts with this optional benefit issued prior to February 27, 2006) since the last Optional Reset and all other requirements are met. We reserve the right to prohibit an Optional Reset if we no longer offer this benefit for this class of Contract. We are waiving this right with respect to contract owners who purchased this optional benefit on or after May 1, 2005, and will permit those contract owners to exercise the Optional Reset feature even if this benefit is no longer offered for this class of the Deferred Annuity.


The Optional Reset will:

1. reset the annual increase amount to the Account Balance on Contract Anniversary following the receipt of an Optional Reset election;

2. reset the waiting period to the tenth Contract Anniversary following the date the Optional Reset took effect; and


3. reset the charge for this benefit to the then current charge at the time of the reset, up to the maximum of 1.50%.


The Account Balance on the date of the reset will be treated as a single purchase payment received on that date for purposes of determining the annual increase amount after the reset. All purchase payments and withdrawal adjustments previously used to calculate the annual increase amount will be set equal to zero on the date of the reset.

Allocation Limitations

If you elect to purchase Version III of this benefit, unlike Version I and Version II, you are limited to allocating your purchase payments and Account Balance among the following investment choices:

1. the MetLife Conservative Allocation Investment Division,

2. the MetLife Conservative to Moderate Allocation Investment Division,

3. the MetLife Moderate Allocation Investment Division or

4. the MetLife Moderate to Aggressive Allocation Investment Division.

The Fixed Account is not available.

You may also elect to participate in the Enhanced Dollar Cost Averaging Program, provided that any amounts transferred from the program to an investment division are one or more of the above listed investment choices.

The Guaranteed Minimum Income Benefit may have limited usefulness in connection with a qualified contract, such as an IRA, in circumstances where you are planning to exercise the Guaranteed Minimum Income Benefit on a date later than the beginning date of required minimum distributions under the Deferred Annuity. In such event, required minimum distributions received from the Deferred Annuity will have the effect of reducing the income base either on a proportionate or dollar for dollar basis, as the case may be. This may have the effect of reducing or eliminating the amount of annuity payments under the Guaranteed Minimum Income Benefit. Consult a tax advisor prior to purchasing your IRA Deferred Annuity with Guaranteed Minimum Income Benefit.

Additionally, the Guaranteed Minimum Income Benefit may not be appropriate for purchase by a beneficiary under a decedent's IRA ( or where otherwise offered, under any other contract which is being "continued" by a beneficiary after the death of the contract owner (or after the death of the annuitant in certain cases). Under the tax rules, such contracts generally require distributions to commence in accordance with tax regulations by the end of the calendar year following the year of the contract owner's death. The Guaranteed Minimum Income Benefit may not be exercised until 10 years after purchase. It is not clear under these rules whether minimum distribution will be met in all cases where income payments under a life contingent annuity (such as provided under the Guaranteed Minimum Income Benefit) do not begin until after the year following the year of death, as would be the case with a Guaranteed Minimum Income Benefit purchased by such beneficiary. Even if minimum distribution requirements would be met, the value of such benefit may be adversely impacted or eliminated, depending on the beneficiary's own situation, because of required distributions prior to the time that the benefit could be exercised. Consult your own tax advisor prior to purchase.

Termination Provisions

In addition to the other termination provisions described above in Version I or II, Version III will terminate upon the earliest of the effective date of the Guaranteed Principal Option.

In addition, the following provision supercedes the termination provision labeled number 5 in the description of the Guaranteed Minimum Income Benefit Version II above: a change for any reason of the contract owner or joint contract owner or annuitant if a non-natural person owns the Contract, unless we agree otherwise.

GRAPHIC EXAMPLES

THE GUARANTEED PRINCIPAL OPTION

Initial investment is $100,000. Assume that no withdrawals are taken. Assume that Account Balance at the 10th Contract Anniversary is $50,000 due to poor market performance, and the Guaranteed Principal Option is exercised at this time.

The effect of exercising the Guaranteed Principal Option:

1) A Guaranteed Principal Adjustment of $100,000 - $50,000 = $50,000 is added to the Account Balance 30 days after the 10th Contract Anniversary bringing it back up to $100,000.

2) The Guaranteed Minimum Income Benefit benefit and the Guaranteed Minimum Income Benefit benefit fee terminates as of the date that the adjustment is made to the Account Balance; the Contract continues.

3) The Guaranteed Minimum Income Benefit allocation and transfer restrictions terminate as of the date that the adjustment is made to the Account Balance.

 [Exercise Guaranteed Principal Option and Guaranteed
 Principal Adjustment Chart]

Withdrawals reduce the original purchase payment (i.e.) those payments credited within 120 days of the Contract's issue date) proportionately and, therefore, may have a significant impact on the amount of the Guaranteed Principal Adjustment.

THE OPTIONAL RESET


1. Optional Reset-Annual Contract Anniversary

Initial investment is $100,000. Assume that no withdrawals are taken. The 5% Compounding Component of the Income Base is $105,000 on the first Contract Anniversary. Assume the Account Balance at the first Contract Anniversary is $110,000 due to good market performance, and the Optional Reset is elected at this time. The effect of the optional rest election is:

1) The 5% Compounding Component of the Income Base resets from $105,000 to $110,000.

2) The 10-year waiting period to annuitize the Contract under the Guaranteed Minimum Income Benefit is reset to 10 years from date of reset until the eleventh Contract Anniversary.

3) The Guaranteed Minimum Income Benefit fee is reset to the fee that MetLife is charging new contract owners at that time.

The 5% Compounding Component of the Income Base is $115,500 at the second Contract Anniversary ($110,000 accumulates at the annual increase rate of 5%). Assume the Account Balance at the second Contract Anniversary is $120,000 due to good market performance, and the Optional Reset is elected at this time.

1) The 5% Compounding Component of the Income Base resets from $115,500 to $120,000.

2) The 10-year waiting period to annuitize the Contract under the Guaranteed Minimum Income Benefit is reset to 10 years from the date of the reset until the twelfth Contract Anniversary.

3) The Guaranteed Minimum Income Benefit fee is reset to the fee that MetLife is charging new contract owners at that time.

The 5% Compounding Component of the Income Base is $126,000 at the 3rd Contract Anniversary ($120,000 accumulates at the annual increase rate of 5%). Assume the Account Balance at the 3rd Contract Anniversary is $130,000 due to good market performance, and the Optional Reset is elected at this time.

1) The 5% Compounding Component of the Income Base resets from $126,000 to $130,000.

2) The 10-year waiting period to annuitize the Contract under the Guaranteed Minimum Income Benefit is reset from the date of the reset until the thirteenth Contract Anniversary.

3) The Guaranteed Minimum Income Benefit fee is reset to the fee that MetLife is charging new contract owners at that time.

The 5% Compounding Component of the Income Base is $136,500 at the 4th Contract Anniversary ($130,000 accumulates at the annual increase rate of 5%). Assume the Account Balance at the 4th Contract Anniversary is $120,000 due to poor market performance. A reset will not occur because the Account Balance is below the annual increase amount.

The 5% Compounding Component of the Income Base is $165,917 at the eighth Contract Anniversary (5% compounding component of the Income Base accumulates each year at the annual increase rate of 5%). Assume the Account Balance at the 8th Contract Anniversary is $180,000 due to good market performance. No Optional Reset is elected.

1) The 5% Compounding Component of the Income Base remains at $165,917.

2) The 10-year waiting period to annuitize the Contract under the Guaranteed Minimum Income Benefit remains at the 13th Contract Anniversary (10 years from last reset date).

3) The Guaranteed Minimum Income Benefit fee remains at its current level.


               [Optimal Reset Annual Contract Anniversary CHART]


   5% Compounding
  Component of the
    Income Base     Account Balance
    -----------     ---------------
0     100,000           100,000
1     105,000           150,000
2     157,500           200,000
3     210,000           230,000
4     241,500           210,000
5     253,575           200,000
6     266,254           210,000
7     279,566           240,000
8     293,545           350,000
9     367,500           300,000
10    385,875           275,000
11    405,169           290,000
12    425,427           270,000
13    446,699           310,000
14    469,033           300,000




2. Optional Reset-Third Contract Anniversary


Initial investment is $100,000. Assume that no withdrawals are taken. The 5% Compounding Component of the Income Base at the 3rd Contract Anniversary is $115,763 ($100,000 accumulates at the annual increase rate of 5%). Assume the Account Balance at the 3rd Contract Anniversary is $135,000 due to good market performance, and the Optional Reset is elected at this time.

The effect of the optional reset election is:

1) The 5% Compounding Component of the Income Base is reset from $115,763 to $135,000.

2) The 10-year waiting period to annuitize the Contract under the Guaranteed Minimum Income Benefit is reset to 10 years from the date of reset until the 13th Contract Anniversary.

3) The Guaranteed Minimum Income Benefit fee is reset to the fee that MetLife is charging new contract owners at that time.

The 5% Compounding Component of the Income Base at the 6th Contract Anniversary is $156,279 ($135,000 accumulates at the annual increase rate of 5%). Assume the Account Balance at the 6th Contract Anniversary is $180,000 due to good market performance and the Optional Reset is elected at this time.

The effect of the optional reset election is:

1) The 5% Compounding Component of the Income Base is reset from $156,279 to $180,000.

2) The 10-year waiting period to annuitize the Contract under the Guaranteed Minimum Income Benefit is reset to 10 years from the date of reset until the 16th Contract Anniversary.

3) The Guaranteed Minimum Income Benefit fee is reset to the fee that MetLife is charging new contract owners at that time.

 [5% Compounding component of the income base Year 1 to Year 3 to Year 6 through Year 16 Chart]



GUARANTEED WITHDRAWAL BENEFIT


MetLife makes available three versions of this benefit, but a maximum of two versions will be offered in any particular state. If approved in your state, Version II (the Enhanced Guaranteed Withdrawal Benefit) will be available. Otherwise, Version I will be offered. If approved in your state, Version III (the Lifetime Guaranteed Withdrawal Benefit) is also available. You may not have this and the Guaranteed Minimum Income Benefit or the Guaranteed Minimum Accumulation Benefit in effect at the same time.

                                   VERSION I

You may purchase this benefit at application (up to but not including age 86 except for the Bonus Class where the maximum issue age is 80). This benefit guarantees that you can withdraw a minimum amount over time (the "Guaranteed Withdrawal Amount") equal to your initial purchase payment (and any applicable Guaranteed Withdrawal Benefit Bonus), provided withdrawals or amounts applied to a pay-out option do not exceed the Annual Benefit Payment. (The initial Annual Benefit Payment is currently 7% of your initial purchase payment and any applicable Guaranteed Withdrawal Benefit Bonus. For purposes of calculating the Guaranteed Withdrawal Amount, purchase payment credits (i.e., bonus payments) are not considered to be purchase payments.) This benefit is intended to protect you against poor investment performance if your annual withdrawals or amounts applied to any annuity option are less than or equal to the Annual Benefit Payment. However, the Guaranteed Withdrawal

Benefit does not establish or guarantee an Account Balance or minimum return for any investment division. You may not have this benefit and the Guaranteed Minimum Income Benefit or Guaranteed Minimum Accumulation Benefit in effect at the same time. Income taxes, tax penalties and withdrawal charges may apply to your withdrawals. Withdrawals taken under the Guaranteed Withdrawal Benefit during the first Contract Year will not be subject to a withdrawal charge under a Systematic Withdrawal Program.

If in any Contract Year you take cumulative withdrawals that exceed the Annual Benefit Payment, the total payments that the Guaranteed Withdrawal Benefit guarantees that you or your beneficiary will receive from the Contract over time may be less than the Guaranteed Withdrawal Amount which consists of your initial purchase payment (and any Guaranteed Withdrawal Benefit Bonus). This reduction may be significant. However, the Guaranteed Withdrawal Benefit charge will continue to be calculated based on the Guaranteed Withdrawal Amount until termination of the Deferred Annuity. The Guaranteed Withdrawal Amount does not decrease due to withdrawals.


The initial Benefit Base is the amount from which the Annual Benefit Payment is determined. If withdrawals exceed the Annual Benefit Payment, the Annual Benefit Payment may be recalculated based upon the Account Balance. The Benefit Base may not be taken as a lump sum.

The Benefit Base is equal to:

   .  Your initial purchase payment;

   . Increased by the applicable Guaranteed Withdrawal Benefit Bonus (currently, 5% for the initial and each subsequent purchase payment);

   .  Increased by each subsequent purchase payment;

   . Reduced dollar for dollar by withdrawals, including any withdrawal charges and any amounts applied toward pay-out option, for withdrawals that are equal to or less than the Annual Benefit Payment.

An additional reduction will be taken if any amount withdrawn:

1. is not paid to the contract owner or the contract owner's bank account (or annuitant's bank account, if the contract owner is not a non-natural person) or

2. results in cumulative withdrawals, including withdrawal charges and any amounts applied toward a pay-out option, for the current Contract Year exceeding the Annual Benefit Payment, and the resulting Benefit Base exceeds the Account Balance.

The reduction will result in the Benefit Base equal to the lesser of

1. The Benefit Base before the withdrawal minus the amount of the withdrawal or;

2. The Account Balance before the withdrawal minus the amount of the withdrawal.

The initial Annual Benefit Payment is equal to the initial Benefit Base multiplied by the withdrawal rate, currently 7%. The Annual Benefit Payment is reset after each subsequent purchase payment to the greater of the Annual Benefit Payment before the subsequent purchase payment and the withdrawal rate multiplied by the Benefit Base after the subsequent purchase payment. If withdrawals (including any charges, and any amounts applied toward a pay-out option) are less than the Annual Benefit Payment, the Annual Benefit Payment will not decrease. The Annual Benefit Payment will be recalculated and may be reduced if withdrawals, including any withdrawal charges and any amounts applied toward a pay-out option, (1) cumulatively exceed in any year the Annual Benefit Payment or (2) are not payable to the contract owner or the contract owner's bank account or the annuitant's bank account, if the contract owner is a non-natural person. The new Annual Benefit Payment will equal the lower of
(1) the Annual Benefit Payment before the withdrawal and (2) the Account Balance (after a reduction for the withdrawals) multiplied by the 7% withdrawal rate.

For IRAs and other contracts subject to Section 401(a)(9) of the Internal Revenue Code, you may be required to take withdrawals to fulfill minimum distribution requirements. These required distributions may be larger than the Annual Benefit Payment and may therefore adversely impact your guarantee under the Guaranteed Withdrawal Benefit optional benefit.

The total amount guaranteed to be withdrawn over time may be less than the Guaranteed Withdrawal Amount. However, the Guaranteed Withdrawal Amount is always the amount against which the charge is calculated. The Guaranteed Withdrawal Amount may increase with additional purchase payments. In this case, the Guaranteed Withdrawal Amount will be reset equal to the greater of the (1) Guaranteed Withdrawal Amount before the purchase payment or (2) the Benefit Base after the purchase payment. Withdrawals do not decrease the Guaranteed Withdrawal Amount.

OPTIONAL RESET

An Optional Reset can result in an increase of the Annual Benefit Payment, the Benefit Base, the Guaranteed Withdrawal Amount and the charge for the benefit. The Optional Reset can result in a decrease of the Annual Benefit Payment and the Guaranteed Withdrawal Amount if the Account Balance prior to the reset was less than the Guaranteed Withdrawal Amount prior to the reset. Starting with the fifth Contract Anniversary prior to the contract owner's 86th birthday, you may ask us to reset the Annual Benefit Payment, Benefit Base and Guaranteed Withdrawal Amount. We must receive your request in writing within a 30 day period prior to that Contract Anniversary provided that your Account Balance is larger than the Benefit Base immediately before the reset. You may elect an Optional Reset at any subsequent Contract Anniversary as long as it has been at least five years since the last Optional Reset. If the contract owner is a non-natural person, the annuitant's age is the basis for determining the birthday. If there are joint contract owners, the age of the oldest joint contract owner is used to determine the birthday. We reserve the right to prohibit an

Optional Reset election if we no longer offer this benefit. The reset consists of the following:

Guaranteed Withdrawal Amount and Benefit Base: Equal to the Account Balance on the date of the reset plus the applicable Bonus Amount (currently, 0%);

Annual Benefit Payment: Equal to the Account Balance on the date of the reset multiplied by the 7% withdrawal rate; and

Charge: the charge will be reset to the then current charge, up to the maximum Optional Reset fee (0.95%).

While the purpose of an Optional Reset is to "lock-in" a higher Benefit Base, which may increase your total amount of Annual Benefit Payments, because the period of time over which these withdrawals can be taken is lengthened, the amount of each Annual Benefit Payment may be less than that prior to the reset.

The option will terminate:

1. When you take a total withdrawal of your Account Balance (A pro-rata portion of the annual charge for this rider will apply);

2. The date you apply your Account Balance to a pay-out option (A pro-rata portion of the annual charge for this rider will apply);

3. When your Account Balance is not sufficient to pay the charge for this benefit (Whatever is available to pay the annual charge for this rider will apply);

4. The contract owner dies, except where the beneficiary or joint contract owner is the spouse of the contract owner and the spouse elects to continue the Deferred Annuity and the spouse is less than 85 years old, or the annuitant dies (if the contract owner is a non-natural person);

5. There is a change in contract owners, joint contract owners or annuitants (if the contract owner is a non-natural person) (A pro-rata portion of the annual charge for this rider will apply); or

6. The Deferred Annuity is terminated (A pro-rata portion of the annual charge for this rider will apply).

If you take a full withdrawal of your Account Balance and that withdrawal does not exceed the Annual Benefit Payment or your Account Balance is reduced to zero because you did not have a sufficient balance to pay the Guaranteed Withdrawal Benefit fee and your Benefit Base after the withdrawal is more than zero, we will commence making payments to the contract owner (or the annuitant if the contract owner is a non-natural person) or to your beneficiary, if you or the annuitant should die, on a monthly basis (or any mutually agreed upon frequency, but not less frequently than annually) until the Benefit Base is exhausted. The total annual payments cannot exceed the Annual Benefit Payment, except to the extent required under the Internal Revenue Code.

If the contract owner or joint contract owner (or the annuitant if the contract owner is a non-natural person) should die while this benefit is in effect, your beneficiary may elect to receive the Guaranteed Withdrawal Benefit as a death benefit instead of the Basic Death Benefit, the Annual Step-Up Death Benefit or Annual Step-Up or 5% Increase Death Benefit, if those benefits had been purchased by the contract owner(s). Otherwise, the provisions of those death benefits will determine the amount of the death benefit.

If the beneficiary elects the death benefit under the Guaranteed Withdrawal Benefit, we will pay the remaining Benefit Base on a monthly basis (or any mutually agreed upon frequency, but no less frequently then annually) until the Benefit Base is exhausted. Except as may be required by the Internal Revenue Code, an annual payment will not exceed the Annual Benefit Payment. If your beneficiary dies while such payments are made, we will continue making the payments to the beneficiary's estate unless we have agreed to another payee in writing.

We reserve the right to accelerate any payment that is less than $500 or to comply with requirements under the Internal Revenue Code (including minimum distribution requirements for IRAs and other Contracts subject to Section 401(a) (9) of the Internal Revenue Code and Non-Qualified Contracts subject to
Section 72(s)). If you terminate this benefit because (1) you make a total withdrawal of your Account Balance; (2) your Account Balance is insufficient to pay the charge for the benefit; or (3) the contract owner dies, except where the beneficiary or joint contract owner is the spouse of the contract owner and the spouse elects to continue the Deferred Annuity and the spouse is less than 85 years old, you may not make additional purchase payments under the Contract.

Additionally, the Guaranteed Withdrawal Benefit may not be appropriate for purchase by a beneficiary under a decedent's IRA (or where otherwise offered, under any other contract which is being "continued" by a beneficiary after the death of the contract owner (or after the death of the annuitant in certain cases). Under the tax rules, such contracts generally require distributions to commence in accordance with tax regulations by the end of the calendar year following the year of the contract owner's death. The value of such benefit may be adversely impacted or eliminated, depending on the beneficiary's own situation, because of required distributions prior to the time that the benefit could be exercised. Consult your own tax advisor prior to purchase.


The Guaranteed Withdrawal Benefit is available for an additional charge of 0.50% of the Guaranteed Withdrawal Amount each Contract Anniversary, prior to taking into account any Optional Reset. As described above, this charge may change as a result of an Optional Reset. The charge is made by withdrawing amounts on a pro-rata basis from your Fixed Account balance, Enhanced Dollar Cost Averaging Program balance and Separate Account balance. (We take amounts from the Separate Account by canceling accumulation units from your

Separate Account balance.) (The Fixed Account is not available in the C Class Deferred Annuity purchased after April 30, 2003 or a Deferred Annuity issued in New York State and Washington State with this optional benefit. The Enhanced Dollar Cost Averaging Program is not available in the C and Bonus Class Deferred Annuity.)


Examples

The purpose of these examples is to illustrate the operation of the Guaranteed Withdrawal Benefit. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the investment divisions chosen. The examples do not reflect the deduction of fees and charges, withdrawal charges and applicable income taxes and penalties.

A. How Withdrawals Affect the Benefit Base

   1. An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000. ($100,000 X 5%). Assume that the Account Balance grew to $110,000 because of market performance. If a subsequent withdrawal of $10,000 were made, the Benefit Base would be reduced to $105,000 -
      $10,000 = $95,000. Assume the withdrawal of $10,000 exceeded the Annual Benefit Payment. Since the Account Balance of $100,000 exceeds the
      Benefit Base of $95,000, no further reduction to the Benefit Base is made.

   2. An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000. Assume that the Account Balance shrank to $90,000 because of market performance. If a subsequent withdrawal of $10,000 were made, the Benefit Base would be reduced to $95,000 and the Account Balance would be reduced to $80,000. Assume the withdrawal of $10,000 exceeded the Annual Benefit Payment. Since the Account Balance of $80,000 is less than the Benefit Base of $95,000, a further reduction of the $15,000 difference is made, bringing the Benefit Base to $80,000.

B. How Withdrawals and Subsequent Purchase Payments Affect the Annual Benefit Payment

An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000 and the initial Annual Benefit Payment would be $7,350. If $7,000 withdrawals were then made for each of the next five years, the Benefit Base would be decreased to $70,000. If a subsequent purchase payment of $10,000 were made the next day, the Benefit Base would be increased to $70,000 + $10,000 + (5% X $10,000) = $80,500. The Annual Benefit Payment would be reset to the greater of a) $7,350 (the Annual Benefit Payment before the second purchase payment) and b) $5,635 (7% multiplied by the Benefit Base after the second purchase payment). In this case, the Annual Benefit Payment would remain at $7,350.

C. How Withdrawals Affect the Annual Benefit Payment

   1. An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000 and the initial Annual Benefit Payment would be $7,350. If a withdrawal of $9,000 was made the next day, and negative market performance reduced the Account Balance by an additional $1,000, the Account Balance would be reduced to $100,000 - $9,000 - $1,000 = $90,000.
      Since the withdrawal of $9,000 exceeded the Annual Benefit Payment of $7,350, the Annual Benefit Payment would be reset to the lower of a) $7,350 (the Annual Benefit Payment before the withdrawal) and b) $6,300 (7% multiplied by the Account Balance after the withdrawal). In this case the Annual Benefit Payment would be reset to $6,300.

   2. An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000 and the initial Annual Benefit Payment would be $7,350. If a withdrawal of $10,000 was made two years later after the Account Balance had increased to $150,000, the Account Balance would be reduced to $140,000. Since the withdrawal of $10,000 exceeded the Annual Benefit Payment of $7,350, the Annual Benefit Payment would be reset to the lower of a) $7,350 (the Annual Benefit Payment before the withdrawal) and b) $9,800 (7% multiplied by the Account Balance after the withdrawal). In this case the Annual Benefit Payment would remain at $7,350.

D. How Withdrawals and Subsequent Purchase Payments Affect the Guaranteed Withdrawal Amount

An initial purchase payment is made of $100,000 and the initial Guaranteed Withdrawal Amount and initial Benefit Base would both be $105,000. Assume that over the next five years, withdrawals reduced the Benefit Base to $70,000. If a subsequent purchase payment of $10,000 was made, the Benefit Base would be increased to $70,000 + $10,000 + (5% X $10,000) = $80,500. The Guaranteed
Withdrawal Amount would be reset to the greater of a) $105,000 (the Guaranteed Withdrawal Amount before the second purchase payment) and b) $80,500 (the Benefit Base after the second purchase payment). In this case, the Guaranteed Withdrawal Amount would remain at $105,000.

E. Putting It All Together

   1. When Withdrawals Do Not Exceed the Annual Benefit Payment

An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000, the Guaranteed Withdrawal Amount would be $105,000, and the Annual Benefit Payment would be $7,350. Assume that the Benefit Base was reduced to $82,950 due to 3 years of withdrawing $7,350 each year and assume that the Account Balance was further reduced to $50,000 at year four due to poor market performance. If you withdrew $7,350 at this time, your Account Balance would be reduced to $50,000 - $7,350 = $42,650. Your Benefit Base would be reduced to $82,950 - $7,350 = $75,600. Since the withdrawal of $7,350 did not exceed the Annual Benefit Payment, there would be no additional reduction to the Benefit Base. The Guaranteed Withdrawal Amount would remain at $105,000 and the Annual Benefit Payment would remain at $7,350.

                                    [CHART]

                            Annual Benefit    Cumulative         Account
             Benefit
                               Payment        Withdrawals        Balance
             Base
                               -------        -----------        -------
             -------
               0                    0                0           100,000
             105,000
               1                7,350            7,350            85,000
             97,650
               2                7,350            7,350            68,000
             90,300
               3                7,350            7,350            50,000
             82,950
               4                7,350            7,350            42,650
             75,600
               5                7,350            7,350            35,300
             68,250
               6                7,350            7,350            27,950
             60,900
               7                7,350            7,350            20,600
             53,550
               8                7,350            7,350            13,250
             46,200
               9                7,350            7,350             5,900
             38,850
              10                7,350            7,350                 0
             31,500
              11                7,350            7,350                 0
             24,150
              12                7,350            7,350                 0
             16,800
             13                7,350            7,350                 0
             9,450
             14                7,350            7,350                 0
             2,100
             15                2,100            2,100                 0
                 0
             16
             17
             18

   2. When Withdrawals Do Exceed the Annual Benefit Payment

An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000, the Guaranteed Withdrawal Amount would be $105,000, and the Annual Benefit Payment would be $7,350. Assume that the Benefit Base was reduced to $82,950 due to 3 years of withdrawing $7,350 each year. Assume the Account Balance was further reduced to $50,000 at year four due to poor market performance. If you withdrew $10,000 at this time, your Account Balance would be reduced to $50,000 - $10,000 = $40,000. Your Benefit Base would be reduced to $82,950 - $10,000 = $72,950. Since the withdrawal of $10,000 exceeded the Annual Benefit Payment of $7,350 and the resulting Benefit Base would be greater than the resulting Account Balance, there would be an additional reduction to the Benefit Base. The Benefit Base after the withdrawal would be set equal to the Account Balance after the withdrawal = $40,000. The Annual Benefit Payment would be set equal to the lesser of $7,350 and 7% X $40,000 = $2,800. The Guaranteed Withdrawal Amount would remain at $105,000, but this amount now no longer would be guaranteed to be received over time. The new Benefit Base of $40,000 would be now the amount guaranteed to be available to be withdrawn over time.

                                    [CHART]

                                 Annual Benefit    Cumulative         Account
                       Benefit
                                    Payment        Withdrawals        Balance
                        Base
                                    -------        -----------        -------
                       -------
                    0                   $0               $0          $100,000
                      $105,000
                    1                7,350            7,350            85,000
                        97,650
                    2                7,350            7,350            68,000
                        90,300
                    3                7,350            7,350            50,000
                        82,950
                    4                7,350           10,000            40,000
                        40,000
                    5                2,800            2,800            37,200
                        37,200
                    6                2,800            2,800            34,400
                        34,400
                    7                2,800            2,800            31,600
                        31,600
                    8                2,800            2,800            28,800
                        28,800
                    9                2,800            2,800            26,000
                        26,000
                   10                2,800            2,800            23,200
                        23,200
                   11                2,800            2,800            20,400
                        20,400
                   12                2,800            2,800            17,600
                        17,600
                   13                2,800            2,800            14,800
                        14,800
                   14                2,800            2,800            12,000
                        12,000
                   15                2,800            2,800             9,200
                         9,200
                   16                2,800            2,800             6,400
                         6,400
                   17                2,800            2,800             3,600
                         3,600
                   18                2,800            2,800               800
                           800

F. How the Optional Reset Works

Assume that a Contract had an initial purchase payment of $100,000 and the fee is .50%. The initial Account Balance would be $100,000, the initial Benefit Base would be $105,000, the Guaranteed Withdrawal Amount would be $105,000 and the Annual Benefit Payment would be $7,350.

The Account Balance on the fifth contract anniversary grew due to market performance to $195,850. The fee is still .50%. If an Optional Reset is elected, the charge would remain at .50%, the Guaranteed Withdrawal Amount and the Benefit Base would both be reset to $195,850, and the Annual Benefit Payment would become 7% X $195,850 = $13,710.

The Account Balance on the tenth contract anniversary grew due to market performance to $250,488. The fee has been increased to .60%. If an Optional Reset is elected, the charge would increase to .60%, the Guaranteed Withdrawal Amount and the Benefit Base would both be reset to $250,488, and the Annual Benefit Payment would become 7% X $250,488 = $17,534.

The Account Balance on the fifteenth contract anniversary grew due to market performance to $395,016. The fee is still .60%. If an Optional Reset is elected, the charge would remain at .60%, the Guaranteed Withdrawal Amount and the Benefit Base would both be reset to $395,016, and the Annual Benefit Payment would become 7% X $395,016 = $27,651.

The period of time over which the Annual Benefit Payment may be taken would be lengthened.

                                    [CHART]

                           Annual Benefit     Cumulative       Account
                             Payment         Withdrawals       Balance
                           --------------    -----------       -------
              1              $ 7,350.00      $  7,350.00      $105,000.00
              2                7,350.00        14,700.00       125,000.00
              3                7,350.00        22,050.00       130,000.00
              4                7,350.00        29,400.00       145,000.00
              5                7,350.00        36,750.00       185,000.00
              6               13,709.50        50,459.50       195,850.00
              7               13,709.50        64,169.00       175,000.00
              8               13,709.50        77,878.50       185,200.00
              9               13,709.50        91,588.00       189,300.00
             10               13,709.50       105,297.50       205,200.00
             11               17,534.16       122,831.70       250,488.00
             12               17,534.16       140,365.80       260,322.00
             13               17,534.16       157,900.00       245,000.00
             14               17,534.16       175,434.10       285,000.00
             15               17,534.16       192,968.30       315,000.00
             16               27,651.12       220,619.40       395,016.00
             17               27,651.12       248,270.50       410,100.00
             18               27,651.12       275,921.70       425,200.00
             19               27,651.12       303,572.80       420,200.00
             20               27,651.12       331,223.90       452,000.00




G. Annual Benefit Payment Continuing When Account Balance Reaches Zero

An initial purchase payment is made of $100,000. The initial Account Balance would be $100,000, the initial Benefit Base would be $105,000 and the Annual Benefit Payment would be $7,350 ($105,000 x 7%).


Assume that the Benefit Base was reduced to $31,500 due to 10 years of withdrawing $7,350 each year. Assume that the Account Balance was further reduced to $0 at year 11 due to poor market performance. We would commence making payments to you (equal on an annual basis, to the Annual Benefit Payment) until the Benefit Base is exhausted.

In this situation (assuming there are monthly payments), there would be 51 payments of $612.50 and a final payment of $262.50, which, in sum, would deplete the $31,500 Benefit Base. The total amount withdrawn over the life of the Contract would then be $105,000.

                                    [CHART]

                  Annual Benefit Payment  Benefit Base      Account Balance
                  ----------------------  ------------      ---------------
              1           $7,350          $105,000            $100,000
              2            7,350            97,650              73,000
              3            7,350            90,300              52,750
              4            7,350            82,950              37,562.50
              5            7,350            75,600              26,171.88
              6            7,350            68,250              17,628.91
              7            7,350            60,900              11,221.68
              8            7,350            53,550               6,416.26
              9            7,350            46,200               2,812.20
             10            7,350            38,850                 109.14
             11            7,350            31,500                      0
             12            7,350            24,150                      0
             13            7,350            16,800                      0
             14            7,350             9,450                      0
             15            2,100             2,100                      0
             16                0                 0                      0





               VERSION II ENHANCED GUARANTEED WITHDRAWAL BENEFIT

In states where approved, we will offer an enhanced version of the Guaranteed Withdrawal Benefit ("Enhanced Guaranteed Withdrawal Benefit") instead of the Guaranteed Withdrawal Benefit. This version is identical to the Guaranteed Withdrawal Benefit above, except with the following differences: (l) favorable treatment of required minimum distribution withdrawals; (2) availability of an optional reset every three contract years; (3) waiver of the charge if the Benefit Base is zero; and (4) ability to cancel the rider within a 90-day period following the fifth contract anniversary. A description of these features follows:


REQUIRED MINIMUM DISTRIBUTIONS

For IRAs and other contracts subject to Section 401(a)(9) of the Internal Revenue Code, you may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 70 1/2. These required distributions may be larger than your Annual Benefit Payment. After the first Contract Year, we will increase your Annual Benefit Payment to equal your required minimum distribution amount for that year, if such amounts are greater than your Annual Benefit Payment. You must be enrolled in the automated required minimum distribution service to qualify for this increase in the Annual Benefit Payment. The frequency of your withdrawals must be annual. The automated required minimum distribution service is based on information relating to this Contract only. To enroll in the automated required minimum distribution service, please contact your Administrative Office.

OPTIONAL RESET

Starting with the third Contract Anniversary prior to the owner's 86th birthday, you may ask us to reset the Annual Benefit Payment, Benefit Base and Guaranteed Withdrawal Amount. Similar to the Optional Reset described above for the Guaranteed Withdrawal Benefit, we must receive your request in writing within a 30 day period prior to that Contract Anniversary provided your Account Balance is larger than the Benefit Base immediately before the reset. You may elect an Optional Reset at any subsequent Contract Anniversary as long as it has been at least three years since the last Optional Reset and it is prior to the owner's 86th birthday.


ENHANCED GUARANTEED WITHDRAWAL BENEFIT CHARGE


Unlike the Guaranteed Withdrawal Benefit, we will not continue to assess the charge if your Benefit Base equals zero.


CANCELLATION OF THE ENHANCED GUARANTEED WITHDRAWAL BENEFIT

You have a one-time right to cancel this optional benefit in accordance with our administrative procedures (currently we require you to submit your request to cancel in writing at our Administrative Office) during the 90 day period after your fifth Contract Anniversary. Such cancellation will take effect upon our receipt of your request. Once you have cancelled the benefit, you may not re-elect it.


You may not have the Guaranteed Withdrawal Benefit or the Enhanced Guaranteed Withdrawal Benefit in effect at the same time as the Guaranteed Minimum Income Benefit or the Guaranteed Minimum Accumulation Benefit.

    How the Optional Reset Works if Elected on the 3rd Contract Anniversary (may be elected prior to age 86)

Assume that a Contract had an initial purchase payment of $100,000 and the fee is .50%. The initial Account Balance would be $100,000, the initial Benefit Base would be $105,000, the Guaranteed Withdrawal Amount would be $105,000 and the Annual Benefit Payment would be $7,350.


The Account Balance on the third Contract Anniversary grew due to market performance to $148,350. Assume the fee remains at .50%. If an Optional Reset is elected, the charge would remain at .50%, the Guaranteed Withdrawal Amount and the Benefit Base would be reset to $148,350, and the Annual Benefit Payment would become 7% x $148,350 = $10,385.

The Account Balance on the sixth Contract Anniversary grew due to market performance to $179,859. Assume the fee has been increased to .60%. If an Optional Reset is elected, the charge would increase to .60%, the Guaranteed Withdrawal Amount and the Benefit Base would both be reset to $179,859, and the Annual Benefit Payment would become 7% x $179,859 = $12,590.

The Account Balance on the ninth Contract Anniversary grew due to market performance to $282,582. Assume the fee is still .60%. If an Optional Reset is elected, the charge would remain at .60%, the Guaranteed Withdrawal Amount and the Benefit Base would both be reset to $282,582, and the Annual Benefit Payment would become 7% x $282,582= $19,781.

The period of time over which the Annual Benefit Payment may be taken would be lengthened.



                                    [CHART]

                      Annual Benefit     Cumulative
                          Payment        Withdrawals     Account Balance
                      --------------     -----------     ---------------
             1           $ 7,350          $  7,350           $105,000
             2             7,350            14,700            125,000
             3             7,350            22,050            130,000
             4            10,385            32,435            148,350
             5            10,385            42,819            185,000
             6            10,385            53,204            195,000
             7            12,590            65,794            179,859
             8            12,590            78,384            210,000
             9            12,590            90,974            223,000
            10            19,781           110,755            282,582
            11            19,781           130,535            270,000
            12            19,781           150,316            278,000




              VERSION III LIFETIME GUARANTEED WITHDRAWAL BENEFIT

In states where approved, we offer the Lifetime Guaranteed Withdrawal Benefit. The Lifetime Guaranteed Withdrawal Benefit is an optional benefit that may be elected instead of the Version I of the Guaranteed Withdrawal Benefit or the Enhanced Guaranteed Withdrawal Benefit. Like the other versions of the Guaranteed Withdrawal Benefit, the Lifetime Guaranteed Withdrawal Benefit does not establish or guarantee an Account Balance or minimum return for any investment division. The Remaining Guaranteed Withdrawal Amount and Total Guaranteed Withdrawal Amount are not available for withdrawal. Income taxes and penalties may apply to your withdrawals, and withdrawal charges may apply to your withdrawals. Withdrawals taken during the first Contract Year will not be subject to a withdrawal charge unless you have elected to take withdrawals under the Systematic Withdrawal Program. You should carefully consider which version of the Guaranteed Withdrawal Benefit may be best for you. Here are some of the differences between the Lifetime Guaranteed Withdrawal Benefit and the Version I of the Guaranteed Withdrawal Benefit and Enhanced Guaranteed Withdrawal Benefit:

[_]Guaranteed Payments for Life. So long as you make your first withdrawal on or after the date you reach age 59 1/2, the Lifetime Guaranteed Withdrawal

   Benefit guarantees that we will make payments to you over your lifetime (and the life of your spouse, if the Joint Life version of the benefit is elected), even if your Remaining Guaranteed Withdrawal Amount and/or Account Balance decline to zero.

[_]Automatic Annual Step-Ups. In contrast to Version I of the Guaranteed
   Withdrawal Benefit, which offers an optional reset beginning with the fifth Contract Anniversary, and the Enhanced Guaranteed Withdrawal Benefit, which offers an optional reset beginning with the third Contract Anniversary, the Lifetime Guaranteed Withdrawal Benefit provides automatic step-ups on each Contract Anniversary (and offers the owner the ability to opt out of the step-ups if the charge for this optional benefit should increase). Each of the optional resets may be taken only prior to the owner's 86/th/ birthday.

[_]Withdrawal Rates. The Lifetime Guaranteed Withdrawal Benefit uses a 5% withdrawal rate to determine the Annual Benefit Payment. Version I of the Guaranteed Withdrawal Benefit and the Enhanced Guaranteed Withdrawal Benefit use a 7% withdrawal rate to determine the Annual Benefit Payment.

[_]Cancellation. The Lifetime Guaranteed Withdrawal Benefit provides the ability to cancel the rider every five Contract Years for the first fifteen Contract Years and annually thereafter. The Enhanced Guaranteed Withdrawal Benefit offers only one opportunity to cancel the rider (on the fifth contract anniversary), and the Version I of the Guaranteed Withdrawal Benefit does not offer the ability to cancel the benefit.

[_]The Lifetime Guaranteed Withdrawal Benefit offers the following additional enhancements when compared to Version I of the Guaranteed Withdrawal
   Benefit: (1) favorable treatment of required minimum distribution withdrawals and (2) waiver of the rider charge if the Remaining Guaranteed Withdrawal Amount is zero.

[_]Allocation Restrictions. If you elect the Lifetime Guaranteed Withdrawal
   Benefit, you are limited to allocating your purchase payments and Account Balance among the Fixed Account, Enhanced Dollar Averaging Program, and certain investment divisions (as described below).

TOTAL GUARANTEED WITHDRAWAL AMOUNT. The Total Guaranteed Withdrawal Amount is the minimum amount that you are guaranteed to receive over time while the Lifetime Guaranteed Withdrawal Benefit is in effect. We assess the Lifetime Guaranteed Withdrawal Benefit charge as a percentage of the Total Guaranteed Withdrawal Amount. The initial Total Guaranteed Withdrawal Amount is equal to your initial purchase payment, without taking into account any purchase payment credits (i.e., bonus payments). The Total Guaranteed Withdrawal Amount is increased by additional purchase payments (up to a maximum benefit amount of $5,000,000). Withdrawals that do not exceed the Annual Benefit Payment do not reduce the Total Guaranteed Withdrawal Amount. If, however, a withdrawal results in cumulative withdrawals for the current Contract Year that exceed the Annual Benefit Payment, the Total Guaranteed Withdrawal Amount will be reduced by an amount equal to the difference between the Total Guaranteed Withdrawal Amount after the withdrawal and the Account Balance after the withdrawal (if such Account Balance is lower than the Total Guaranteed Withdrawal Amount before the withdrawal).

5% COMPOUNDING ANNUAL INCREASE. On each Contract Anniversary until the earlier of: (a) the date of the first withdrawal from the contract or (b) the tenth Contract Anniversary, the Total Guaranteed Withdrawal Amount is increased by an amount equal to 5% multiplied by the Total Guaranteed Withdrawal Amount before such increase (up to a maximum benefit amount of $5,000,000). The Total Guaranteed Withdrawal Amount may also be increased by the Automatic Annual Step-Up, if that would result in a higher Total Guaranteed Withdrawal Amount.

REMAINING GUARANTEED WITHDRAWAL AMOUNT. The Remaining Guaranteed Withdrawal Amount is the remaining amount guaranteed to be received over time. The Remaining Guaranteed Withdrawal Amount is calculated in the same manner as the Total Guaranteed Withdrawal Amount, with the exception that all withdrawals (including applicable withdrawal charges) reduce the Remaining Guaranteed Withdrawal Amount, not just withdrawals that exceed the Annual Benefit Payment (as with the Total Guaranteed Withdrawal Amount).

[_]If you take your first withdrawal before the date you reach age 59 1/2, we will continue to pay the Annual Benefit Payment each year until the Remaining Guaranteed Withdrawal Amount is depleted, even if your Account Balance declines to zero.

[_]If you take your first withdrawal on or after the date you reach age 59 1/2, we will continue to pay the Annual Benefit Payment each year for the rest of your life (and the life of your spouse, if you have elected the Joint Life version of the Lifetime Guaranteed Withdrawal Benefit rider), even if your Remaining Guaranteed Withdrawal Amount and/or Account Balance declines to zero.

You should carefully consider when to begin taking withdrawals if you have elected the Lifetime Guaranteed Withdrawal Benefit. If you begin taking withdrawals too soon, your Total Guaranteed Withdrawal Amount is no longer increased by the 5% annual compounding increase. On the other hand, if you delay taking withdrawals for too long, while your beneficiaries will receive the Total Guaranteed Withdrawal Amount over time, you may limit the number of payments you receive while you are alive (due to life expectancy).

At any time during the pay-in phase, you can elect to annuitize under current annuity rates in lieu of continuing the Lifetime Guaranteed Withdrawal Benefit. This may provide higher income amounts and/or different tax treatment than the payments received under the Lifetime Guaranteed Withdrawal Benefit.

ANNUAL BENEFIT PAYMENT. The initial Annual Benefit Payment is equal to the Total Guaranteed Withdrawal Amount immediately prior to the first withdrawal multiplied by the 5% withdrawal rate. If the Total Guaranteed Withdrawal Amount is later recalculated (for example, because of additional purchase payments, the 5% compounding annual increase, the Automatic Annual Step-Up, or withdrawals greater than the Annual Benefit Payment), the Annual Benefit Payment is reset equal to the new Total Guaranteed Withdrawal Amount multiplied by the 5% withdrawal rate.

If in any Contract Year you take cumulative withdrawals that exceed the Annual Benefit Payment, the total payments that the Lifetime Guaranteed Withdrawal Benefit guarantees you or your beneficiary will receive from the Contract over time may be less than the initial Total Guaranteed Withdrawal Amount. The Total Guaranteed Withdrawal Amount will be recalculated and the Annual Benefit Payment will be reduced to the new Total Guaranteed Withdrawal Amount multiplied by the 5% withdrawal rate. These reductions in the Total Guaranteed Withdrawal Amount and Annual Benefit Payment may be significant.

You can always take annual withdrawals less than the Annual Benefit Payment. However, if you choose to receive only a part of your Annual Benefit Payment in any given Contract Year, your Annual Benefit Payment is not cumulative and your Remaining Guaranteed Withdrawal Amount and Annual Benefit Payment will not increase. For example, since your Annual Benefit Payment is 5% of your Remaining Guaranteed Withdrawal Amount, you cannot withdraw 3% in one year and then withdraw 7% the next year without exceeding your Annual Benefit Payment in the second year.

AUTOMATIC ANNUAL STEP-UP. On each Contract Anniversary prior to the owner's 86th birthday, an Automatic Annual Step-Up will occur, provided that the Account Balance exceeds the Total Guaranteed Withdrawal Amount immediately before the Step-Up (and provided that you have not chosen to decline the Step-Up as described below).

The Automatic Annual Step-Up will:

[_]reset the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed
   Withdrawal Amount to the Account Balance on the date of the Step-Up, up to a maximum of $5,000,000.

[_]reset the Annual Benefit Payment equal to 5% of the Total Guaranteed
   Withdrawal Amount after the Step-Up, and

[_]reset the Lifetime Guaranteed Withdrawal Benefit charge to the then current charge, up to a maximum of 0.95% (Single Life version) or 1.40% (Joint Life version).

In the event that the charge applicable to Contract purchases at the time of the Step-Up is higher than your current Lifetime Guaranteed Withdrawal Benefit charge, you will be notified in writing a minimum of 30 days in advance of the applicable Contract Anniversary and be informed that you may choose to decline the Automatic Annual Step-Up. If you choose to decline the Automatic

Annual Step-Up, you must notify us in writing at our Administrative Office no less than seven calendar days prior to the applicable Contract Anniversary. Once you notify us of your decision to decline the Automatic Annual Step-Up, you will no longer be eligible for future Automatic Annual Step-Ups until you notify us in writing at our Administrative Office that you wish to reinstate the Step-Ups. This reinstatement will take effect at the next Contract Anniversary after we receive your request for reinstatement.

REQUIRED MINIMUM DISTRIBUTIONS. For IRAs and other contracts subject to
Section 401(a)(9) of the Internal Revenue Code, you may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 70 1/2. These required distributions may be larger than your Annual Benefit Payment. After the first Contract Year, we will increase your Annual Benefit Payment to equal your required minimum distribution amount for that year, if such amounts are greater than your Annual Benefit Payment. You must be enrolled in the automated required minimum distribution service to qualify for this increase in the Annual Benefit Payment. The frequency of your withdrawals must be annual. The automated required minimum distribution service is based on information relating to this Contract only. To enroll in the automated required minimum distribution service, please contact your Administrative Office.

INVESTMENT ALLOCATION RESTRICTIONS. If you elect the Lifetime Guaranteed Withdrawal Benefit, you are limited to allocating your purchase payments and Account Balance among the Fixed Account and the following investment divisions:

1.  MetLife Conservative Allocation Investment Division

2.  MetLife Moderate to Conservative Allocation Investment Division

3.  MetLife Moderate Allocation Investment Division

4.  MetLife Moderate to Aggressive Allocation Investment Division

5. BlackRock Money Market Investment Division (Available with C Class Deferred Annuities issued after April 30, 2003, and New York State and Washington State only)

The Fixed Account is not available in New York State and Washington State with this optional benefit. You may also elect to participate in the Enhanced Dollar Cost Averaging Program, provided that any amounts transferred from the program to an investment division are one or more of the above listed investment choices.

JOINT LIFE VERSION. Like the Single Life version of the Lifetime Guaranteed Withdrawal Benefit, the Joint Life version must be elected at the time you purchase the Contract, and the owner (or oldest joint owner) must be age 85 or younger. Under the Joint Life version, when the owner of the contract dies (or when the first joint owner dies), the Lifetime Guaranteed Withdrawal Benefit will automatically remain in effect if a spouse who is the primary beneficiary elects to continue the contract under the spousal continuation provisions. If the spouse is younger than age 59 1/2 when he or she elects to continue the contract, the spouse will receive the Annual Benefit Payment each year until the Remaining Guaranteed Withdrawal Amount is depleted. If the spouse is age
59 1/2 or older when he or she elects to continue the contract, the spouse will receive the Annual Benefit Payment each year for the remainder of his or her life.

CANCELLATION AND GUARANTEED PRINCIPAL ADJUSTMENT. You may elect to cancel the Lifetime Guaranteed Withdrawal Benefit on the fifth Contract Anniversary for the first fifteen Contract Years and annually thereafter. We must receive your cancellation request within 30 days following the eligible Contract Anniversary in writing at our Administrative Office. The cancellation will take effect on the day we receive your request. If cancelled, the Lifetime Guaranteed Withdrawal Benefit will terminate, we will no longer deduct the Lifetime Guaranteed Withdrawal Benefit charge, and the allocation restrictions described above will no longer apply. The contract, however, will continue.

If you cancel the Lifetime Guaranteed Withdrawal Benefit on the fifteenth Contract Anniversary or any eligible Contract Anniversary thereafter, we will add a Guaranteed Principal Adjustment to your Account Balance. The Guaranteed Principal Adjustment is intended to restore your initial investment in the Contract in the case of poor investment performance. The Guaranteed Principal Adjustment is equal to (a) - (b) where:

(a) is purchase payments credited within 120 days of the date that we issued the Contract, reduced proportionately by the percentage reduction in Account Balance attributable to any partial withdrawals taken (including any applicable withdrawal charges); and

(b) is the Account Balance on the date of cancellation.

The Guaranteed Principal Adjustment will be added to each applicable investment division in the ratio the portion of the Account Balance in such investment division bears to the total Account Balance in all investment divisions. The Guaranteed Principal Adjustment will never be less than zero.

Only purchase payments made during the first 120 days that you hold the Contract are taken into consideration in determining the Guaranteed Principal Adjustment. Contract owners who anticipate making purchase payments after 120 days should understand that such payments will not increase the Guaranteed Principal Adjustment. Purchase payments made after 120 days are added to your Account Balance and impact whether or not a benefit is due. Therefore, the Lifetime Guaranteed Withdrawal Benefit may not be appropriate for you if you intend to make additional purchase payments after the 120 day period and are purchasing the Lifetime Guaranteed Withdrawal Benefit for this feature.

TERMINATION. The Lifetime Guaranteed Withdrawal Benefit will terminate upon the earliest of:

1. The date of a full withdrawal of the Account Balance;

2. The date the Account Balance is applied to a pay-out option (A pro-rata portion of the annual charge for this rider will apply);

3. When your Account Balance is not sufficient to pay the charge for this benefit (whatever is available to pay the annual charge for the rider will apply);

4. The contract owner dies, except where the beneficiary or joint contract owner is the spouse. If the contract owner and the spouse elects to continue the Deferred Annuity, or the annuitant dies (if the contract owner is a non-natural person);

5. There is a change in contract owners; joint contract owners or annuitants (if the contract owner is a non-natural person), unless we agree otherwise (A pro-rata portion of the annual charge for this rider will apply);

6. The Deferred Annuity is terminated (A pro-rata portion of the annual charge for this rider will apply.) or;

7. Cancellation of this benefit.

The Lifetime Guaranteed Withdrawal Benefit may affect the death benefit available under your Contract. An additional death benefit amount will be calculated under the Lifetime Guaranteed Withdrawal Benefit which will be equal to total purchase payments less any partial withdrawals. If this death benefit amount is greater than the death benefit provided by your Contract, and if withdrawals in each Contract Year did not exceed the Annual Benefit Payment, then this death benefit amount will be available instead of the death benefit provided by the Contract. All other provisions of your Contract's death benefit will apply.

If the owner or joint owner (or the annuitant of the contract owner is a non natural person) should die while the Lifetime Guaranteed Withdrawal Benefit is in effect, your beneficiary may elect to receive the Remaining Guaranteed Withdrawal Amount as a death benefit instead of the Basic Death Benefit, the additional death benefit amount calculated under the Lifetime Guaranteed Withdrawal Benefit as described above, or the Annual Step-Up Death Benefit or Annual Step-Up or 5% Increase Death Benefit, if those benefits had been purchased by the owner(s)). Otherwise, the provisions of those contractual death benefits will determine the amount of the death benefit.

If the beneficiary elects to receive the Remaining Guaranteed Withdrawal Amount as a death benefit, we will pay the Remaining Guaranteed Withdrawal Amount on a monthly basis (or any mutually agreed upon frequency, but no less frequently than annually) until the Remaining Guaranteed Withdrawal Amount is exhausted. Except as may be required by the Internal Revenue Code, an annual payment will not exceed the Annual Benefit Payment. If your beneficiary dies while such payments are made, we will continue making the payments to the beneficiary's estate unless we have agreed to another payee in writing.

We reserve the right to accelerate any payment that is less than $500 or to comply with requirements under the Internal Revenue Code (including minimum distribution requirements for IRAs and other contracts subject to
Section 401(a)(9) of the Internal Revenue Code and Non-Qualified Contracts subject to Section 72(s)). If you terminate the Lifetime Guaranteed Withdrawal Benefit because (1) you make a total withdrawal of your Account Balance;
(2) your Account Balance is insufficient to pay the Lifetime Guaranteed Withdrawal Benefit charge; or (3) the contract owner dies, except where the beneficiary or joint owner is the spouse of the owner and the spouse elects to continue the Contract and the spouse is less than 85 years old, you may not make additional purchase payments under the Contract.

Additionally, the Guaranteed Withdrawal Benefit may not be appropriate for purchase by a beneficiary under a decedent's IRA (or where otherwise offered, under any other contract which is being "continued" by a beneficiary after the death of the contract owner (or after the death of the annuitant in certain cases). Under the tax rules, such contracts generally require distributions to commence in accordance with tax regulations by the end of the calendar year following the year of the contract owner's death. The value of such benefit may be adversely impacted or eliminated, depending on the beneficiary's own situation, because of required distributions prior to the time that the benefit could be exercised. Consult your own tax advisor prior to purchase.

The Lifetime Guaranteed Withdrawal Benefit is available for an additional charge of 0.50% for the Single Life version and 0.70% for the Joint Life version of the Total Guaranteed Withdrawal Amount each Contract Anniversary, prior to taking into account any Automatic Annual Step-Up. As described above, this charge may change as a result of an Automatic Annual Step-Up. This charge is made by withdrawing amounts on a pro-rata basis from your Fixed Account balance, Enhanced Dollar Cost Averaging Program balance and Separate Account balance. (We take amounts from the Separate Account by canceling accumulation units from your Separate Account balance.) (The Fixed Account is not available in the C Class Deferred Annuity purchased after April 30, 2003 or when available, a Deferred Annuity issued in New York State and Washington State with this optional benefit.) The charge will not continue if the Remaining Guaranteed Withdrawal Amount or Remaining Guaranteed Withdrawal amount equals zero.

Examples

The purpose of these examples is to illustrate the operation of the Guaranteed Withdrawal Benefit. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the investment divisions chosen. The examples do not reflect the deduction of fees and charges, withdrawal charges and applicable income taxes and penalties.

I. Lifetime Guaranteed Withdrawal Benefit

   1. When Withdrawals Do Not Exceed the Annual Benefit Payment

Assume that a contract had an initial purchase payment of $100,000. The initial Account Balance would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, the initial Remaining Guaranteed Withdrawal Amount would be $100,000 and the initial Annual Benefit Payment would be $5,000 ($100,000 x 5%).

Assume that $5,000 is withdrawn each year, beginning before the contract owner attains age 59 1/2. The Remaining Guaranteed Withdrawal Amount is reduced by $5,000 each year as withdrawals are taken (the Guaranteed Total Withdrawal Amount is not reduced by these withdrawals). The Annual Benefit Payment of $5,000 is guaranteed to be received until the Remaining Total Guaranteed Withdrawal Amount is depleted, even if the Account Balance is reduced to zero.

If the first withdrawal is taken after age 59 1/2, then the Annual Benefit Payment of $5,000 is guaranteed to be received for the owner's lifetime, even if the Remaining Guaranteed Withdrawal Amount and the Account Balance are reduced to zero.


                                    [CHART]

                    Annual Benefit     Cumulative           Account
                       Payment         Withdrawals          Balance
                    --------------     -----------        -----------
              1        $5,000           $ 5,000           $100,000.00
              2         5,000            10,000             90,250.00
              3         5,000            15,000             80,987.50
              4         5,000            20,000             72,188.13
              5         5,000            25,000             63,828.72
              6         5,000            30,000             55,887.28
              7         5,000            35,000             48,342.92
              8         5,000            40,000             41,175.77
              9         5,000            45,000             34,366.98
             10         5,000            50,000             27,898.63
             11         5,000            55,000             21,753.70
             12         5,000            60,000             15,916.02
             13         5,000            65,000             10,370.22
             14         5,000            70,000              5,101.71
             15         5,000            75,000                 96.62
             16         5,000            80,000                     0
             17         5,000            85,000                     0
             18         5,000            90,000            -13,466.53
             19         5,000            95,000                     0
             20         5,000           100,000                     0





   2. When Withdrawals Do Exceed the Annual Benefit Payment

Assume that a contract had an initial purchase payment of $100,000. The initial Account Balance would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, the initial Remaining Total Guaranteed Withdrawal Amount would be $100,000 and the initial Annual Benefit Payment would be $5,000 ($100,000 x 5%).

Assume that the Remaining Guaranteed Withdrawal Amount is reduced to $95,000 due to a withdrawal of $5,000 in the first year. Assume the Account

Balance was further reduced to $75,000 at year two due to poor market performance. If you withdrew $10,000 at this time, your Account Balance would be reduced to $75,000 - $10,000 = $65,000. Your Remaining Guaranteed Withdrawal Amount would be reduced to $95,000 - $10,000 = $85,000. Since the withdrawal of $10,000 exceeded the Annual Benefit Payment of $5,000 and the resulting Remaining Guaranteed Withdrawal Amount would be greater than the resulting Account Balance, there would be an additional reduction to the Remaining Guaranteed Withdrawal Amount. The Remaining Guaranteed Withdrawal Amount after the withdrawal would be set equal to the Account Balance after the withdrawal ($65,000). This new Remaining Guaranteed Withdrawal Amount of $65,000 would now be the amount guaranteed to be available to be withdrawn over time. The Total Guaranteed Withdrawal Amount would also be reduced to $65,000. The Annual Benefit Payment would be set equal to 5% x $65,000 = $3,250.

J. Lifetime Guaranteed Withdrawal Benefit -- 5% Compounding Amount

Assume that a contract had an initial purchase payment of $100,000. The initial Remaining Guaranteed Withdrawal Amount would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, and the Annual Benefit Payment would be $5,000 ($100,000 x 5%).

The Total Guaranteed Withdrawal Amount will increase by 5% of the previous year's Total Guaranteed Withdrawal Amount until the earlier of the first withdrawal or the 10th Contract Anniversary. The Annual Benefit Payment will be recalculated as 5% of the new Total Guaranteed Withdrawal Amount.

If the first withdrawal is taken in the first Contract Year then there would be no increase: the Total Guaranteed Withdrawal Amount would remain at $100,000 and the Annual Benefit Payment will remain at $5,000 ($100,000 x 5%).

If the first withdrawal is taken in the second Contract Year then the Total Guaranteed Withdrawal Amount would increase to $105,000 ($100,000 x 105%), and the Annual Benefit Payment would increase to $5,250 ($105,000 x 5%).

If the first withdrawal is taken in the third Contract Year then the Total Guaranteed Withdrawal Amount would increase to $110,250 ($105,000 x 105%), and the Annual Benefit Payment would increase to $5,513 ($110,250 x 5%).

If the first withdrawal is taken after the 10th Contract Year then the Total Guaranteed Withdrawal Amount would increase to $162,890 (the initial $100,000, increased by 5% per year, compounded annually for 10 years), and the Annual Benefit Payment would increase to $8,144 ($162,890 x 5%).

               [Lifetime GWB - 5% Compounding Amount CHART]





K. Lifetime Guaranteed Withdrawal Benefit -- Automatic Annual Step-Ups and 5% Compounding Annual Increase (No Withdrawals)

Assume that a contract had an initial purchase payment of $100,000. Assume that no withdrawals are taken.

At the first Contract Anniversary, provided that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $105,000 ($100,000 increased by 5%, compounded annually). Assume the Account Balance has increased to $110,000 at the first Contract Anniversary due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $105,000 to $110,000 and reset the Annual Benefit Payment to $5,500 ($110,000 x 5%).

At the second Contract Anniversary, provided that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $115,500 ($110,000 increased by 5%, compounded annually). Assume the Account Balance has increased to $120,000 at the second Contract Anniversary due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $115,500 to $120,000 and reset the Annual Benefit Payment to $6,000 ($120,000 x 5%).

Provided that no withdrawals are taken, each year the Total Guaranteed Withdrawal Amount would increase by 5%, compounded annually, from the second Contract Anniversary through the ninth Contract Anniversary, and at that point would be equal to $168,852. Assume that during these contract years the Account Balance does not exceed the Total Guaranteed Withdrawal Amount due to poor market performance. Assume the Account Balance at the ninth Contract Anniversary has increased to $180,000 due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $168,852 to $180,000 and reset the Annual Benefit Payment to $9,000 ($180,000 x 5%).

At the 10th Contract Anniversary, provided that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $189,000 ($180,000 increased by 5%, compounded annually). Assume the Account Balance is less than $189,000. There is no Automatic Annual Step-Up since the Account Balance is below the Total Guaranteed Withdrawal Amount; however, due to the 5% increase in the Total Guaranteed Withdrawal Amount, the Annual Benefit Payment is increased to $9,450 ($189,000 x 5%).

Initial investment is $100,000. Assume that no withdrawals are taken. The Guaranteed Withdrawal Amount is $105,000 on the first Contract Anniversary (Guaranteed Withdrawal Amount accumulates at 5%). Assume the Account Balance at the first Contract Anniversary is $110,000 due to good market performance. The Automatic Annual Step-up will reset the Guaranteed Withdrawal Amount from $105,000 to $110,000 and reset the Annual Benefit Payment to $5,500 ($110,000 x ..05).

The Guaranteed Withdrawal Amount is at $115,500 at the second Contract Anniversary ($110,000 accumulates at 5%). Assume the Account Balance at the second Contract Anniversary is $120,000 due to good market performance. The Automatic Annual Step-up will reset the Guaranteed Withdrawal Amount from $115,500 to $120,000 and reset the Annual Benefit Payment to $6,000 ($120,000 x ..05).

The Guaranteed Withdrawal Amount is $168,852 at the ninth Contract Anniversary (the Guaranteed Withdrawal Amount accumulates at 5% each year). Assume the Account Balance at the ninth Contract Anniversary is $180,000 due to good market performance. The Automatic Annual Step-up will reset the Guaranteed Withdrawal Amount from $168,852 to $180,000 and reset the Annual Benefit Payment to $9,000 ($180,000 x .05).

The Guaranteed Withdrawal Amount will increase to $177,295 (168,852 x 1.05) on the 10th Contract Anniversary since no withdrawals have been taken. There is no Automatic Annual Step-up since the Account Balance is below the Guaranteed Withdrawal Amount. The Annual Benefit Payment is increased to $8,865 ($177,295 x .05).

LIFETIME GWB--AUTOMATIC ANNUAL STEP-UPS AND 5% COMPOUNDING AMOUNT (NO
          WITHDRAWALS)

                                    [CHART]




GUARANTEED MINIMUM ACCUMULATION BENEFIT

In states where approved, you may elect the Guaranteed Minimum Accumulation Benefit ("GMAB") as an optional benefit to your Deferred Annuity. The GMAB guarantees that your Account Balance will not be less than a minimum amount at the end of a specified number of years (the "Maturity Date"). If your Account Balance is less than the minimum guaranteed amount at the Maturity Date, we will apply an additional amount to increase your Account Balance so that it is equal to the guaranteed amount. This benefit is intended to protect you against poor investment performance during the accumulation or "pay-in" phase of your Deferred Annuity.

If you elect the GMAB, we require you to allocate your purchase payments and all of your Account Balance to one of the asset allocation investment divisions available in your Deferred Annuity (the MetLife Moderate to Aggressive and the MetLife Aggressive Allocation Investment Divisions are not available for this purpose). You may also allocate purchase payments to the Enhanced Dollar Cost Averaging Program, if available, provided that any amounts transferred from the program to an investment division must be transferred to the one investment division you have chosen. The Fixed Account is not available. No transfers are permitted while this optional benefit is in effect. The asset allocation investment division you choose will determine the percentage of purchase payments that equal the guaranteed amount. The asset allocation investment divisions available, if you choose the GMAB, and the percentage of purchase payments that determine the guaranteed amount and the number of years to the Maturity Date for each, are:

                                    GUARANTEED AMOUNT
      INVESTMENT DIVISION*       (% OF PURCHASE PAYMENTS) YEARS TO MATURITY DATE
      --------------------       ------------------------ ----------------------
MetLife Conservative Allocation
  Investment Division...........           130%                  10 years
MetLife Conservative to Moderate
  Allocation Investment
  Division......................           120%                  10 years
MetLife Moderate Allocation
  Investment Division...........           110%                  10 years

-----------

* You can learn more about these investment divisions in the Prospectus under the section "Your Investment Choices" and the attached prospectus for these portfolios.


You may elect the GMAB when you purchase the Deferred Annuity through age 80. However, you may not elect the GMAB if you have also elected the Guaranteed Withdrawal Benefit or the Guaranteed Minimum Income Benefit.


BENEFIT DESCRIPTION. The GMAB guarantees that at the Maturity Date, your Account Balance will at least be equal to a percentage of the purchase payments you made during the first 120 days that you held the Deferred Annuity (the "Eligibility Period"), less reductions for any withdrawals (and related withdrawal charges) that you made at any time before the Maturity Date. The percentage of purchase payments made that determines the guaranteed amount range from 110% to 130%, depending on the asset allocation investment division you selected. This guaranteed amount is the "Guaranteed Accumulation Amount." The Guaranteed Accumulation Amount is used only to determine the amount of any benefit payable under the GMAB and the amount of the annual charge for the GMAB. There is a maximum Guaranteed Accumulation Amount for your Deferred Annuity indicated in your Deferred Annuity (currently $5 million). Purchase payments made after this maximum Guaranteed Accumulation Amount is reached will not increase the Guaranteed Accumulation Amount above the maximum. However, if you make a withdrawal that reduces the Guaranteed Accumulation Amount below the maximum, then purchase payments made after the withdrawal and during the Eligibility Period will increase the Guaranteed Accumulation Amount until it reaches the maximum. Only purchase payments made during the first 120 days that you hold the Deferred Annuity are taken into consideration in determining the Guaranteed Accumulation Amount. Contract owners who anticipate making purchase payments after 120 days should understand that such payments will not increase the Guaranteed Accumulation Amount. Purchase payments made after 120 days are added to your Account Balance and impact whether or not a benefit is due under the GMAB at the Maturity Date.


At issue, the Guaranteed Accumulation Amount is equal to a percentage of your initial purchase payment. Subsequent purchase payments made during the Eligibility Period increase the Guaranteed Accumulation Amount by the target percentage of the asset allocation investment division you have selected. When you make a withdrawal, the Guaranteed Accumulation Amount is reduced in the same proportion that the amount of the withdrawal (including any related withdrawal charge) bears to the Account Balance. Purchase payment credits (i.e., bonus payments) are not considered to be purchase payments in the calculation of the Guaranteed Accumulation Amount.

EXAMPLE:

Assume your Account Balance is $100,000 and your Guaranteed Accumulation Amount is $120,000, prior to making a $10,000 withdrawal from the Deferred Annuity. The withdrawal amount is 10% of the Account Balance. Therefore, after the withdrawal, your Account Balance would be $90,000 and your Guaranteed Accumulation Amount would be $108,000 (90% of $120,000).

At the Maturity Date, after deduction of the annual charge for the GMAB, we will compare your Account Balance to the Guaranteed Accumulation Amount. If the Account Balance is less than the Guaranteed Accumulation Amount, we will contribute to your Account Balance the amount needed to make it equal the Guaranteed Accumulation Amount. (This added amount is the "Guaranteed Accumulation Payment.") The Guaranteed Accumulation Payment is allocated entirely to the investment division you have selected. (No portion of the Guaranteed Accumulation Payment is allocated to the Enhanced Dollar Cost Averaging Program.)

If your Account Balance is greater than or equal to the Guaranteed Accumulation Amount at the Maturity Date, then no Guaranteed Accumulation Payment will be paid into your Account Balance. The GMAB terminates at the Maturity Date. We no longer assess the charge after that date, and the related investment requirements and restrictions will no longer apply.

If your Account Balance is reduced to zero for any reason other than a full withdrawal of the Account Balance or application of your Account Balance to a pay-out option prior to the Maturity Date, but your Deferred Annuity has a positive Guaranteed Accumulation Amount remaining, the Deferred Annuity and the GMAB will remain in force. No charge for the GMAB will be deducted or accrue while there is an insufficient Account Balance to cover the deductions for the charge. At the Maturity Date, the Guaranteed Accumulation Payment will be paid into the Account Balance.


Purchase payments made after the 120 day Eligibility Period may have a significant impact on whether or not a Guaranteed Accumulation Payment is due at the Maturity Date. Even if the purchase payments you made during the 120 day Eligibility Period lose significant value, if the Account Balance, which includes all purchase payments, is equal to or greater than the target percentage amount of your purchase payments made during the first 120 day period (depending on which asset allocation investment you have selected), then no Guaranteed Accumulation Payment is made. Therefore, the Guaranteed Minimum Accumulation Benefit may not be appropriate for you, if you intend to make additional purchase payments after the end of the Eligibility Period.


EXAMPLE

Assume that you make one $10,000 purchase payment during the 120 Eligibility Period and you select the MetLife Moderate Allocation Investment Division. Therefore, the Guaranteed Accumulation Amount is $11,000 (110% of your purchase payment). At the Maturity Date, your Account Balance is $0. The Guaranteed Accumulation Amount payable is $11,000 ($11,000-$0 = $11,000).

In contrast, assume that you make one $10,000 purchase payment during the 120 day Eligibility Period and you select the MetLife Moderate Allocation Investment Division. Therefore, the Guaranteed Accumulation Amount is $11,000. Also assume that on the day before the Maturity Date your Account Balance is $0. Assume that you decide to make one purchase payment on the day before the Maturity Date of $11,000. At the Maturity Date, assume that there has not been any positive or negative investment experience for the one day between your purchase payment and the Maturity Date. Consequently, your Account Balance is $11,000. We would not pay a Guaranteed Accumulation Payment, because the Account Balance of $11,000 would equal the Guaranteed Accumulation Amount of $11,000 ($11,000-$11,000 = $0.)


TERMINATION. The GMAB will terminate at the earliest of: (1) the Maturity Date; (2) the date you take a total withdrawal of your Account Balance (A pro-rata portion of the charge will be applied); (3) the date you cancel this benefit, as described below; (4) the date you apply all of your Account Balance to a pay-out option (A pro-rata portion of the charge will be applied); and
(5) the date of death of the owner or joint owner (or annuitant if the owner is a non-natural person) unless the beneficiary is the spouse of the owner and elects to continue the Deferred Annuity under the spousal continuation provisions of the Deferred Annuity.


Once the GMAB is terminated, the GMAB charge will no longer be deducted and the related investment requirements and limitations will no longer apply. If the GMAB is terminated before the Maturity Date, the Guaranteed Accumulation Payment will not be paid.

CANCELLATION. You have a one-time right to cancel this optional benefit in accordance with our administrative procedures (currently we require you to submit your request to cancel in writing at our Administrative Office) during the 90 day period after your fifth Contract Anniversary. Such cancellation will take effect upon our receipt of your request. Once you have cancelled the benefit, you will no longer be eligible to receive the Guaranteed Accumulation Payment or be bound by the investment requirements and restrictions and we will no longer deduct the charge for this benefit.


CHARGE. The Guaranteed Minimum Accumulation Benefit is available for an additional charge of 0.75% of the Guaranteed Accumulation Amount determined at the end the prior Contract Year and deducted each Contract Anniversary, by withdrawing amounts on a pro-rata basis from your Enhanced Dollar Cost Averaging Program and Separate Account balance. (We take the amount from the Separate Account by canceling accumulation units from your Separate Account balance.)

PAY-OUT OPTIONS (OR INCOME OPTIONS)
[SIDEBAR: The pay-out phase is often referred to as either "annuitizing" your Contract or taking an income annuity.]
                                   [GRAPHIC]
[SIDEBAR: You may choose the frequency of your income payments. For example, you may receive your payments on a monthly, quarterly, semiannual or annual basis.]

   You may convert your Deferred Annuity into a regular stream of income after your "pay-in" or "accumulation" phase. When you select your pay-out option, you will be able to choose from the range of options we then have available. You have the flexibility to select a stream of income to meet your needs. If you decide you want a pay-out option, we withdraw some or all of your Account Balance (less any premium taxes and applicable contract fees), then we apply the net amount to the option. You are required to hold your Deferred Annuity for at least 30 days from the date we issue the Contract before you annuitize. However, the annuitant may not be older than 95 years old when you select a pay-out option (age 90 or ten years after you have purchased your Deferred Annuity in New York State). Although guaranteed annuity rates for the Bonus Class are the same as those for the other classes of the Deferred Annuity, current rates for the Bonus Class may be lower than the other classes of the Deferred Annuity. You must convert at least $5,000 of your Account Balance to receive income payments.

[SIDEBAR: Should our current rates for a fixed pay-out option for a fixed pay-out option for your class of the Deferred Annuity provide for greater payments than those quoted in your Contract, we will use the current rates.]

When considering a pay-out option, you should think about whether you want:

[_] Payments guaranteed by us for the rest of your life (or for the rest of two lives) or the rest of your life (or for the rest of two lives) with a guaranteed period; and

[_] A fixed dollar payment or a variable payment.

Your income option provides you with a regular stream of payments for either your lifetime or your lifetime with a guaranteed period.

Your income payment amount will depend upon your choices. For lifetime options, the age and sex of the measuring lives (annuitants) will also be considered. For example, if you select a pay-out option guaranteeing payments for your lifetime and your spouse's lifetime, your payments will typically be lower than if you select a pay-out option with payments over only your lifetime.

We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under the Fixed Income Option.

By the time the annuitant reaches age 95 (age 90 or ten years after issue of your Deferred Annuity in New York State), and if you do not either elect to continue the Contract, select a pay-out option or withdraw your entire Account Balance, and your Deferred Annuity was not issued under certain retirement plans, we will automatically issue you a life annuity with a 10 year guarantee. In that case, if you do not tell us otherwise, your Fixed Account balance and Enhanced Dollar Cost Averaging Program balance will be used to provide a Fixed Income Option and your Separate Account balance will be used to provide a variable pay-out option.

INCOME PAYMENT TYPES

   Currently, we provide you with a wide variety of income payment types to suit a range of personal preferences. You decide the income pay-out type when you decide to take a pay-out option. Your decision is irrevocable.

[SIDEBAR: Many times, the Contract Owner and the Annuitant are the same person.]

There are three people who are involved in payments under your pay-out option:

[_]Contract owner: the person or entity which has all rights including the right to direct who receives payment.

[_]Annuitant: the natural person whose life is the measure for determining the duration and the dollar amount of payments.

[_]Beneficiary: the person who receives continuing payments or a lump sum payment, if any, if the contract owner dies.

[SIDEBAR: When deciding how to receive income, consider:
.. The amount of income you need;
.. The amount you expect to receive from other sources;
.. The growth potential of other investments; and .. How long you would like your income to be guaranteed.]
                                   [GRAPHIC]

The following income payment types are currently available. We may make available other income payment types if you so request and we agree. We may limit income payment types offered to meet federal tax law requirements.

LIFETIME INCOME ANNUITY: A variable income that is paid as long as the annuitant is living.

LIFETIME INCOME ANNUITY WITH A GUARANTEE PERIOD: A variable income that continues as long as the annuitant is living but is guaranteed to be paid for a number of years. If the annuitant dies before all of the guaranteed payments have been made, payments are made to the contract owner of the annuity (or the beneficiary, if the contract owner dies during the guarantee period) until the end of the guarantee period. No payments are made once the guarantee period has expired and the annuitant is no longer living.

LIFETIME INCOME ANNUITY FOR TWO: A variable income that is paid as long as either of the two annuitants is living. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is first converted to an income stream. No payments are made once both annuitants are no longer living.

LIFETIME INCOME ANNUITY FOR TWO WITH A GUARANTEE PERIOD: A variable income that continues as long as either of the two annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both annuitants die before all of the guaranteed payments have been made, payments are made to the contract owner of the annuity (or the beneficiary, if the contract owner dies during the guarantee period) until the end of the guaranteed period. If one annuitant dies after the guarantee period has expired, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is first converted to an income stream. No payments are made once the guarantee period has expired and both annuitants are no longer living.

ALLOCATION

   You decide how your money is allocated among the Fixed Income Option and the investment divisions.

[GRAPHIC]

MINIMUM SIZE OF YOUR INCOME PAYMENT

   Your initial income payment must be at least $100. This means that the amount used from a Deferred Annuity to provide a pay-out option must be large enough to produce this minimum initial income payment. We may reduce the frequency of your income payments to produce a payment of at least $100, in which case your payment will be made at least annually.

THE VALUE OF YOUR INCOME PAYMENTS

ANNUITY UNITS

Annuity units are credited to you when you first convert your Deferred Annuity into an income stream or make a reallocation of your income payment into an investment division during the pay-out phase. Before we determine the number of annuity units to credit to you, we reduce your Account Balance by any premium taxes and the Annual Contract Fee, if applicable. (The premium taxes and the Annual Contract Fee are not applied against reallocations.) We then compute an initial income payment amount using the Assumed Investment Return ("AIR"), your income payment type and the age and sex of the measuring lives. We then divide the initial income payment (allocated to an investment division) by the Annuity Unit Value on the date of the transaction. The result is the number of annuity units credited for that investment division. The initial variable income payment is a hypothetical payment which is calculated based on the AIR. This initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after the date you convert your Deferred Annuity into an income stream. When you reallocate an income payment from an investment division, annuity units supporting that portion of your income payment in that investment division are liquidated.

AIR
[SIDEBAR: The AIR is stated in your Contract and may range from 3% to 6%.]

Your income payments are determined by using the AIR to benchmark the investment experience of the investment divisions you select. The AIR is stated in your Contract and may range from 3% to 6%. The higher your AIR, the higher your initial variable income payment will be. Your next payment will increase approximately in proportion to the amount by which the investment experience (for the time period between the payments) for the underlying Portfolio minus the Basic Death Benefit Separate Account charge (the resulting number is the net investment return) exceeds the AIR (for the time period between the payments). Likewise, your next payment will decrease to the approximate extent the investment experience (for the time period between the payments) for the underlying Portfolio minus the Basic Death Benefit Separate Account (the net investment return) charge is less than the AIR (for the time period between the payments). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly than if you had elected a higher AIR as changes occur in the investment experience of the investment divisions.

The amount of each variable income payment is determined 10 days prior to your income payment date. If your first income payment is scheduled to be paid less than 10 days after you convert your Deferred Annuity to an income stream, then the amount of that payment will be determined on the date you convert your Deferred Annuity to a pay-out option.

VALUATION

This is how we calculate the Annuity Unit Value for each investment division:

[_]First, we determine the change in investment experience (which reflects the deduction for any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

[_]Next, we subtract the daily equivalent of the Basic Death Benefit Separate
   Account charge for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return.

[_]Then, we multiply by an adjustment based on your AIR for each day since the last Annuity Unit Value was calculated; and

[_]Finally, we multiply the previous Annuity Unit Value by this result.

REALLOCATION PRIVILEGE


   During the pay-out phase of the Deferred Annuity, you may make reallocations among investment divisions or from the investment divisions to the Fixed Income Option. Each reallocation must be at least $500 or, if less, your entire income payment allocated to the investment division. Once you reallocate your income payment into the Fixed Income Option, you may not later reallocate it into an investment division. There is no withdrawal charge to make a reallocation.
                                   [GRAPHIC]

[SIDEBAR: Once you reallocate your income payment into the Fixed Income Option you may not later reallocate it into an investment division.]

For us to process a reallocation, you must tell us:

[_]The percentage of the income payment to be reallocated;

[_]The investment divisions (or Fixed Income Option) to which you want to reallocate your income payment; and

[_]The investment divisions from which you want to reallocate your income payment.

We may require that you use our original forms to make reallocations.

Frequent requests from contract owners to make transfers/ reallocations may dilute the value of a Portfolio's shares if the frequent transfers/reallocations involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers/reallocations may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract owners and other persons who may have an interest in the Contracts (e.g., annuitants and beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers/reallocations in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Portfolios (I.E., Salomon Brothers Strategic Bond Opportunities, Lord Abbett Bond Debenture, FI International Stock, Harris Oakmark International, MFS Research International, Morgan Stanley EAFE(R) Index, Oppenheimer Global Equity, American Funds Global Small Capitalization, BlackRock Strategic Value, Loomis Sayles Small Cap, Franklin Templeton Small Cap Growth, Met/AIM Small Cap Growth, T. Rowe Price Small Cap Growth and Russell 2000(R) Portfolios) and we monitor transfer/reallocation activity in those Portfolios (the "Monitored Portfolios"). We employ various means to monitor transfer/reallocation activity, such as examining the frequency and size of transfers/reallocations into and out of the Monitored Portfolios within given periods of time. We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer/reallocation activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer/reallocation activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive transfer/reallocation activity they identify to our attention for investigation on a case-by-case basis. We will also investigate any other harmful transfer/reallocation activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

Our policies and procedures may result in transfer/reallocation restrictions being applied to deter market timing. Currently, when we detect transfer/reallocation activity in the Monitored Portfolios that exceeds our current transfer/reallocation limits, or other transfer/reallocation activity that we believe may be harmful to other contract owners or other persons who have an interest in the Contracts, we require all future transfer/reallocation requests to or from any Monitored Portfolios or other identified Portfolios. under that Contract to be submitted with an original signature. If we impose this restriction on your transfer/reallocation activity, we will reverse upon discovery any transaction inadvertently processed in contravention of such restrictions. The Account Balance or the amount of underlying portfolio shares we have designated in the investment division to generate your income payments will not be affected by any gain or loss due to the transfer/reallocation and your Account Balance or the amount of underlying portfolio shares we have designated in the investment division to generate your income payments will be the same as if the transfer/reallocation had not occurred. You will receive written confirmation of the transactions effecting such reversal.

The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective. Our ability to detect such transfer/ reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract owners to avoid such detection. Our ability to restrict such transfer/reallocation activity may be limited by provisions of the Contract. We do not accommodate market timing in any Portfolios and there are no arrangements in place to permit any contract owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement. Accordingly, there is no assurance that we will prevent all transfer/reallocation activity that may adversely affect contract owners and other persons with interests in the Contracts.

The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Contract owners and other persons with interests in the Contracts should be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the Portfolios.

In addition, contract owners and other persons with interests in the Contracts should be aware that some Portfolios may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual contract owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures, and we cannot guarantee that the Portfolios (and thus contract owners) will not be harmed by transfer/reallocation activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios.

In accordance with applicable law, we reserve the right to modify or terminate the transfer/reallocation privilege at any time. We also reserve the right to defer or restrict the transfer/reallocation privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single contract owner). You should read the Portfolio prospectuses for more details.

Reallocations will be made at the end of the business day at the close of the Exchange if received in good order prior to the close of the Exchange on that business day. All other reallocation requests will be processed on the next business day.

[SIDEBAR: The Separate Account charges you pay will not reduce the number of annuity units credited to you. Instead, we deduct the charges when calculating the Annuity Unit Value.]
CHARGES


   You pay the Basic Death Benefit Separate Account charge for your contract class during the pay-out phase of the Deferred Annuity. In addition, you pay the applicable investment-related charge during the pay-out phase of your Deferred Annuity. During the pay-out phase, we reserve the right to deduct the $30 Annual Contract Fee. If we do so, it will be deducted pro-rata from each income payment.

GENERAL INFORMATION


ADMINISTRATION

All transactions will be processed in the manner described below.

PURCHASE PAYMENTS

                                   [GRAPHIC]
[SIDEBAR: Generally, your requests including all subsequent purchase payments are effective the day we receive them at your Administrative Office in good order.]

Send your purchase payments, by check or money order made payable to "MetLife," to your Administrative Office or MetLife sales office, if that office has been designated for this purpose. (We reserve the right to receive purchase payments by other means acceptable to us.) We will provide you with all necessary forms. We must have all documents in good order to credit your purchase payments.

Purchase payments (including any portion of your Account Balance under a Deferred Annuity which you apply to a pay-out option) are effective and valued as of the close of the Exchange on the day we receive them in good order at your Administrative Office, except when they are received:

[_]On a day when the Accumulation Unit Value/Annuity Unit Value is not calculated, or

[_]After the close of the Exchange.

In those cases, the purchase payments will be effective the next day the Accumulation Unit Value or Annuity Unit Value, as applicable, is calculated.

We reserve the right to credit your initial purchase payment to you within two days after its receipt at your Administrative Office or MetLife sales office, if applicable. However, if you fill out our forms incorrectly or incompletely or other documentation is not completed properly or otherwise not in good order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify you and give you the reasons for the delay. At that time, you will be asked whether you agree to let us keep your money until the problem is resolved. If you do not agree or we cannot reach you by the fifth business day, your money will be returned.

CONFIRMING TRANSACTIONS

You will receive a written statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis, such as check-o-matic, Systematic Withdrawal Program payments, and automated investment strategy transfers, may be confirmed quarterly. Unless you inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.

PROCESSING TRANSACTIONS

We permit you to request transactions by mail and telephone. We make Internet access available to you. We may suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right not to accept requests for transactions by facsimile.

If mandated by applicable law, including, but not limited to, Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block a contract owner's account and, consequently, refuse to implement requests for transfers, withdrawals, surrenders or death benefits, until instructions are received from the appropriate governmental authority.

BY TELEPHONE OR INTERNET

You may obtain information and initiate a variety of transactions by telephone or the Internet virtually 24 hours a day, 7 days a week, unless prohibited by state law. Some of the information and transactions accessible to you include:

[_]Account Balance

[_]Unit Values

[_]Current rates for the Fixed Account

[_]Transfers

[_]Changes to investment strategies

[_]Changes in the allocation of future purchase payments.

                                   [GRAPHIC]

Your transaction must be in good order and completed prior to the close of the Exchange on one of our business days if you want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Accumulation or Annuity Unit Value is not calculated or after the close of the Exchange. We will value and make effective these transactions on our next business day.

We have put into place reasonable security procedures to insure that instructions communicated by telephone or Internet are genuine. For example, all telephone calls are recorded. Also, you will be asked to provide some personal data prior to giving your instructions over the telephone or through the Internet. When someone contacts us by telephone or Internet and follows our security procedures, we will assume that you are authorizing us to act upon those instructions. Neither the Separate Account nor MetLife will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be authentic. In the unlikely event that you have trouble reaching us, requests should be made in writing to your Administrative Office.

Response times for the telephone or Internet may vary due to a variety of factors, including volumes, market conditions and performance of the systems. We are not responsible or liable for:

[_]any inaccuracy, error, or delay in or omission of any information you transmit or deliver to us; or

[_]any loss or damage you may incur because of such inaccuracy, error, delay or omission; non-performance; or any interruption of information beyond our control.

AFTER YOUR DEATH

If we are presented in good order with notification of your death before any requested transaction is completed (including transactions under automated investment strategies), we will cancel the request and pay your beneficiary the the death benefit instead. If the beneficiary is your spouse, the spouse may be substituted as the contract owner of the Deferred Annuity and continue the Contract. We permit the beneficiary of a Traditional IRA Deferred Annuity to hold the Deferred Annuity in your name for his/her benefit. If you are receiving income payments, we will cancel the request and continue making payments to your beneficiary if your income type so provides. Or, depending on the income type, we may continue making payments to a joint annuitant.

THIRD PARTY REQUESTS

Generally, we only accept requests for transactions or information from you. In addition, we reserve the right not to accept or to process transactions requested on your behalf by third parties. This includes processing transactions by an agent you designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers/reallocations for a number of other contract owners and who simultaneously makes the same request or series of requests on behalf of other contract owners.

VALUATION -- SUSPENSION OF PAYMENTS

We separately determine the Accumulation Unit Value and Annuity Unit Value, as applicable, for each investment division once each day when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give you 30 days notice.

When you request a transaction, we will process the transaction using the next available Accumulation Unit Value or Annuity Unit Value. Subject to our procedure, we will make withdrawals and transfers/reallocations at a later date, if you request. If your withdrawal request is to elect a variable pay-out option under your Deferred Annuity, we base the number of annuity units you receive on the next available Annuity Unit Value.

We reserve the right to suspend or postpone payment for a withdrawal or transfer/reallocation when:

[_]rules of the Securities and Exchange Commission so permit (trading on the Exchange is restricted, the Exchange is closed other than for customary weekend or holiday closings or an emergency exists which makes pricing or sale of securities not practicable); or

[_]during any other period when the Securities and Exchange Commission by order so permits.

ADVERTISING PERFORMANCE


     We periodically advertise the performance of the investment divisions. You may get performance information from a variety of sources including your quarterly statements, your MetLife representative, the Internet, annual reports and semiannual reports.
                                   [GRAPHIC]
[SIDEBAR: All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results.]

We may state performance in terms of "yield," "change in Accumulation Unit Value/Annuity Unit Value," "average annual total return" or some combination of these terms.

YIELD is the net income generated by an investment in a particular investment division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually; for the money market investment division, we state yield for a seven day period.

CHANGE IN ACCUMULATION/ANNUITY UNIT VALUE ("Non-Standard Performance") is calculated by determining the percentage change in the value of an accumulation (or annuity) unit for a certain period. These numbers may also be annualized. Change in Accumulation/Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the Separate Account charges (with the Basic Death Benefit), the additional Separate Account charge for the American Funds Growth, American Funds Growth-Income and American Funds Global Small Capitalization investment divisions and the Annual Contract Fee; however, yield and change in Accumulation/Annuity Unit Value performance do not reflect the possible imposition of withdrawal charges and the charge for the Earnings Preservation Benefit, Guaranteed Minimum Income Benefit, the Guaranteed Withdrawal Benefit or Guaranteed Minimum Accumulation Benefit. Withdrawal charges would reduce performance experience.

AVERAGE ANNUAL TOTAL RETURN ("Standard Performance") calculations reflect the Separate Account charge, (with the Basic Death Benefit), the additional Separate Account charge for the American Funds Growth, American Funds Growth-Income and American Funds Global Small Capitalization investment divisions and the Annual Contract Fee and applicable withdrawal charges since the investment division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Deferred Annuity. These figures also assume a steady annual rate of return. They do not assume the charges for the Earnings Preservation Benefit, Guaranteed Minimum Income Benefit, the Guaranteed Withdrawal Benefit or Guaranteed Minimum Accumulation Benefit.

Performance figures will vary among the various classes of the Deferred Annuities and the investment divisions as a result of different Separate Account charges and withdrawal charges.

We may calculate performance for certain investment strategies including Equity Generator and each asset allocation model of the Index Selector. We calculate the performance as a percentage by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance at the end of that period. We assume the Separate Account charge reflects the Basic Death Benefit. The information does not assume the charges for the Earnings Preservation Benefit, Guaranteed Minimum Income Benefit, Guaranteed Minimum Accumulation Benefit or the Guaranteed Withdrawal Benefit. This percentage return assumes that there have been no withdrawals or other unrelated transactions.

For purposes of presentation of Non-Standard Performance, we may assume the Deferred Annuities were in existence prior to the inception date of the investment divisions in the Separate Account that funds the Deferred Annuity. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund, Met Investors Fund and American Funds Portfolios since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuity had been introduced as of the Portfolio inception date.

We may also present average annual total return calculations which reflect all Separate Account charges and applicable withdrawal charges since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities had been introduced as of the Portfolio inception date.

Past performance is no guarantee of future results.

We may demonstrate hypothetical future values of Account Balances over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios. These presentations reflect the deduction of the Separate Account charge, the Annual Contract Fee, if any, and the weighted average of investment-related charges for all Portfolios to depict investment-related charges.

We may demonstrate hypothetical future values of Account Balances for a specific Portfolio based upon the assumed rates of return previously described, the deduction of the Separate Account charge and the Annual Contract Fee, if any, and the investment-related charges for the specific Portfolio to depict investment-related charges.

We may demonstrate the hypothetical historical value of each optional benefit for a specified period based on historical net asset values of the Portfolios and the annuity purchase rate, if applicable, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge and the Annual Contract Fee, if any, the investment-related charge and the charge for the optional benefit being illustrated.

We may demonstrate hypothetical future values of each optional benefit over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, the annuity purchase rate, if applicable, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge and the Annual Contract Fee, if any, the weighted average of investment-related charges for all Portfolios to depict investment-related charges and the charge for the optional benefit being illustrated.

We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge, the investment-related charge and the Annual Contract Fee, if any.

We may demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge, the Annual Contract Fee, if any, and the weighted average of investment-related charges for all Portfolios to depict investment-related charges.

Any illustration should not be relied on as a guarantee of future results.

CHANGES TO YOUR DEFERRED ANNUITY

     We have the right to make certain changes to your Deferred Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity contract owners or would be appropriate in carrying out the purposes of the Deferred Annuity. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:

[_] To operate the Separate Account in any form permitted by law.

[_] To take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws) including limiting the number, frequency or types of transfers/reallocations permitted.

[_] To transfer any assets in an investment division to another investment division, or to one or more separate accounts, or to our general account, or to add, combine or remove investment divisions in the Separate Account.

[_] To substitute for the Portfolio shares in any investment division, the shares of another class of the Metropolitan Fund, the Met Investors Fund or the shares of another investment company or any other investment permitted by law.

[_] To make any necessary technical changes in the Deferred Annuities in order to conform with any of the above-described actions.

If any changes result in a material change in the underlying investments of an investment division in which you have a balance or an allocation, we will notify you of the change. You may then make a new choice of investment divisions. For Deferred Annuities issued in Pennsylvania, we will ask your approval before making any technical changes.

VOTING RIGHTS

   Based on our current view of applicable law, you have voting interests under your Deferred Annuity concerning Metropolitan Fund, Met Investors Fund or
American Funds proposals that are subject to a shareholder vote. Therefore, you are entitled to give us instructions for the number of shares which are deemed attributable to your Deferred Annuity.

We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding investment divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment.

You are entitled to give instructions regarding the votes attributable to your Deferred Annuity in your sole discretion.

There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. Shares of the Metropolitan Fund, the Met Investors Fund or the American Funds that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:

[_]The shares for which voting instructions are received, and

[_]The shares that are voted in proportion to such voting instructions.


However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our judgment.

WHO SELLS THE DEFERRED ANNUITIES



   All Deferred Annuities are sold through our licensed sales representatives, which include registered representatives of our affiliated broker-dealers.
We and our affiliated broker-dealers are registered with the Securities and Exchange Commission as broker-dealers under the Securities Exchange Act of 1934 and we are also members of the National Association of Securities Dealers, Inc. Deferred Annuities also may be sold through the mail or over the Internet.


Graphic

The licensed sales representatives and broker-dealers who sell the annuities may be compensated for these sales by payments from us. There is no front-end sales load deducted from purchase payments to pay sales commissions. MetLife sales representatives who are not in our MetLife Resources division ("non-MetLife Resources MetLife sales representatives") must meet a minimum level of sales of proprietary products in order to maintain employment with us. Sales representatives in our MetLife Resources division must meet a minimum level of sales production in order the maintain employment with us.

We make cash payments to non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives for the products they sell and service based upon a 'gross dealer concession' model. With respect to the Deferred Annuity, the gross dealer concession ranges from 1.0% to 7.15% of each purchase payment (depending on the class purchased) and, starting as early as the second Contract Year, ranges from 0.00% to 1.00% (depending on the class purchased) of the Account Balance each year the Contract is in force for servicing the Deferred Annuity. Gross dealer concession may also be paid when the Contract is annuitized. The amount of this gross dealer concession payable upon annuitization depends on several factors, including the number of years the Contract has been in force. Compensation to the sales representative is all or part of the gross dealer concession. Compensation to sales representatives in the MetLife Resources division is based upon premiums and purchase payments applied to all products sold and serviced by the representative. Compensation to non-MetLife Resources MetLife sales representatives is determined based upon a formula that recognizes premiums and purchase payments applied to proprietary products sold and serviced by the representative as well as certain premiums and purchase payments applied to non-proprietary products sold by the representative. Proprietary products are those issued by us or our affiliates. Because one of the factors determining the percentage of gross dealer concession that applies to non-MetLife Resources MetLife sales representative's compensation is sales of proprietary products, these sales representatives have an incentive to favor the sale of proprietary products. Because non-MetLife Resources MetLife sales managers' compensation is based on the sales made by the representatives they supervise, these sales managers also have an incentive to favor the sales of proprietary products.

We also pay compensation for the sale of the Deferred Annuities by affiliated broker-dealers. The compensation paid to affiliated broker-dealers for sales of the Deferred Annuities is generally not expected to exceed, on a present value basis, the aggregate amount of compensation that we pay with respect to sales made through our sales representatives. These firms pay their sales representatives all or a portion of the commissions received for their sales of Deferred Annuities; some firms may retain a portion of commissions. The amount that selling firms pass on to their sales representatives is determined in accordance with their internal compensation programs. Because of the receipt of this cash compensation, sales representatives and their managers of our affiliated broker-dealers with an incentive to favor the sale of proprietary products.

Non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers and the sales representatives and managers of our affiliates may be eligible for additional cash compensation, such as bonuses, equity awards (such as stock options), training allowances, supplemental salary, financial arrangements, marketing support, medical and other insurance benefits, and retirement benefits and other benefits based primarily on the amount of proprietary products sold. Because additional cash compensation paid to non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers and the sales representatives and their managers of our affiliates is based primarily on the sales of proprietary products, non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers and the sales representatives and their managers of our affiliates have an incentive to favor the sale of proprietary products.

Sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional cash compensation. Moreover, managers may be eligible for additional cash compensation based on the sales production of the sales representatives that the manager supervises.

We also pay the business unit responsible for the operation of our distribution system.

We also offer our sales representatives and their managers non-cash compensation incentives, such as conferences, trips, prizes and awards. Other non-cash compensation payments may be made for other services that are not directly related to the sale of products. These payments may include support services in the form of recruitment and training of personnel, production of promotional services and other support services.


CERTAIN PAYMENTS WE RECEIVE OR MAKE WITH REGARD TO THE PORTFOLIOS

An investment manager (other than our affiliates MetLife Advisers and MetLife Investors) or sub-investment manager of a Portfolio or its affiliates may compensate us and/or certain affiliates for administrative or other services relating to the Portfolios. The amount of this compensation is not deducted from the Portfolios' assets and does not decrease the Portfolios' investment return. The amount of this compensation is based on a percentage of assets of the Portfolios attributable to the Deferred Annuity and certain other variable insurance products that we and our affiliates issue. These percentages differ and some investment managers (or other affiliates) may pay us more than others. These percentages currently range up to 0.05% of assets. Additionally, an investment manager or sub-investment manager of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment manager or sub-investment manager (or other affiliate) with increased access to persons involved in the distribution of the Contracts.

We and certain of our affiliated insurance companies are joint contract owners of our affiliated investment managers, MetLife Advisers and MetLife Investors, which are formed as limited liability companies. Our ownership interests entitle us to profit distributions if the investment manager makes a profit with respect to the investment management fees it receives from a Portfolio. We may benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the investment managers. See the Table of Expenses for information on the investment management fees paid to the investment managers and the Statement of Additional Information for the Funds for information on the investment management fees paid to the investment managers and sub-investment managers.

Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. The Distribution Plan is described in more detail in each Portfolio's prospectus. The payments are deducted from the assets of the Portfolios and paid to MetLife. These payments decrease the Portfolio's investment return.

The American Funds Global Small Capitalization Portfolio, the American Funds Growth Portfolio and the American Funds Growth-Income Portfolio make payments to MetLife under their distribution plans in consideration of services provided and expenses incurred by MetLife in distributing their shares. These payments currently equal 0.25% of the Separate Account assets invested in the particular Portfolio. The Distribution Plan is described in more detail in the American Funds Insurance Series prospectus.

We pay American Funds Distributors, Inc., the principal underwriter for the American Funds, a percentage of all purchase payments allocated to the American Funds Growth Portfolio, the American Funds Growth-Income Portfolio, and the American Funds Global Small Capitalization Portfolio for the services it provides in marketing the Portfolios' shares in connection with the Deferred Annuity.

FINANCIAL STATEMENTS


   The financial statements and related notes for the Separate Account and MetLife, which are in the SAI and are available from MetLife upon request, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing in the SAI and have been so incorporated in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

YOUR SPOUSE'S RIGHTS

If you received your Contract through a qualified retirement plan and your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and you are married, the income payments, withdrawal and loan provisions, and methods of payment of the death benefit under your Deferred Annuity may be subject to your spouse's rights.

If your benefit is worth $5,000 or less, your plan may provide for distribution of your entire interest in a lump sum without your spouse's consent.

For details or advice on how the law applies to your circumstances, consult your tax advisor or attorney.

WHEN WE CAN CANCEL YOUR DEFERRED ANNUITY

We may cancel your Deferred Annuity only if we do not receive any purchase payments from you for 24 consecutive months (36 consecutive months in New York State) and your Account Balance is less than $2,000. We will only do so to the extent allowed by law. If we do so, we will return the full Account Balance. Federal tax law may impose additional restrictions on our right to cancel your Traditional IRA, Roth IRA SEP and SIMPLE IRA Deferred Annuity.

INCOME TAXES

   The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code ("Code") is complex and subject to change regularly. Consult your own tax advisor about your circumstances, any recent tax developments, and the impact of state income taxation. For purposes of this section, we address Deferred Annuities and income payments under the Deferred Annuities together.

Under current federal income tax law, the taxable portion of distributions under variable annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and qualifying dividends.

You are responsible for determining whether your purchase of a Deferred Annuity, withdrawals, income payments and any other transactions under your Deferred Annuity satisfy applicable tax law.

                                   [GRAPHIC]
[SIDEBAR: Simply stated, earnings on Deferred Annuities are generally not subject to Federal income tax until they are withdrawn. This is known as tax deferral.]

Please note that the changes made by the Economic Growth and Tax Relief Reconciliation Act of 2001 (e.g., increased contribution limits for IRAs and qualified plans) expire after 2010.

Where otherwise permitted under the Deferred Annuity, the transfer of ownership of a Deferred Annuity, the designation or change in designation of an annuitant, payee or other beneficiary who is not also a contract owner, the selection of certain maturity dates, the exchange of a Deferred Annuity, or the receipt of a Deferred Annuity in an exchange, may result in income tax and other tax consequences, including estate tax, gift tax and generation skipping transfer tax, that are not discussed in this Prospectus. Please consult your tax adviser.

MetLife does not expect to incur Federal, state or local income taxes on the earnings or realized capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.

To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.

GENERAL


   Deferred annuities are a means of setting aside money for future needs-usually retirement. Congress recognizes how important saving for retirement is and has provided special rules in the Code.

All IRAs receive tax deferral under the Code. Although there are no additional tax benefits by funding your IRA with an annuity, it does offer you additional insurance benefits such as availability of a guaranteed income for life.

Under current federal income tax law, the taxable portion of distributions and withdrawals from variable annuity contracts are subject to ordinary income tax and are not eligible for the lower maximum tax rate of 15% that applies to long term capital gains and qualifying dividends.

FEDERAL ESTATE TAXES. While no attempt is being made to discuss the Federal estate tax implications of the Contract, you should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

GENERATION-SKIPPING TRANSFER TAX. Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS. The discussion above provides general information regarding U.S. Federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state and foreign taxation with respect to an annuity contract purchase.

We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or ERISA (the Employee Retirement Income Security Act of 1974).

WITHDRAWALS

Because these products are intended for retirement, if you make a taxable withdrawal before age 59 1/2 you may incur a tax penalty.

                                   [GRAPHIC]
When money is withdrawn from your Contract (whether by you or your beneficiary), the amount treated as taxable income and taxed as ordinary income differs depending on the type of:

[_] annuity you purchase (e.g., Non-Qualified or IRA); and

[_] payment method or income payment type you elect.

We will withhold a portion of the amount of your withdrawal for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

If you meet certain requirements, your Roth IRA earnings are free from Federal income taxes.

WITHDRAWALS BEFORE AGE 59 1/2

If you receive a taxable distribution from your Contract before you reach age 59 1/2, this amount may be subject to a 10% penalty tax, in addition to ordinary income taxes.

As indicated in the chart below, some taxable distributions prior to age 59 1/2 are exempt from the penalty. Some of these exceptions include amounts received:

                                          Type of Contract
                                        --------------------
                                           Non    Trad. Roth SIMPLE
                                        Qualified  IRA  IRA   IRA*  SEP
                                        --------- ----- ---- ------ ---

In a series of substantially equal
payments made annually (or more
frequently) for life or life expectancy
(SEPP)                                      x       x    x     x     x

After you die                               x       x    x     x     x

After you become totally disabled (as
defined in the Code)                        x       x    x     x     x

To pay deductible medical expenses                  x    x     x     x

To pay medical insurance premiums
if you are unemployed                               x    x     x     x

For qualified higher education
expenses, or                                        x    x     x     x

For qualified first time home
purchases up to $10,000                             x    x     x     x

After December 31, 1999 for IRS
levies                                              x    x     x     x

Certain immediate income annuities
providing a series of substantially
equal periodic payments made
annually (or more frequently) over
the specified payment period                x

* For SIMPLE IRAs the tax penalty for early withdrawals is generally increased to 25% for withdrawals within the first two years of your participation in the SIMPLE IRA.

SEPARATE ACCOUNT CHARGES

It is possible that the Internal Revenue Service ("IRS") may take a position that charges for certain death benefits and/or other optional benefits are deemed to be taxable distributions to you, which may be subject to ordinary income taxes and the 10% penalty tax if you are under age 59 1/2. You should consult your tax adviser regarding your death benefit and other optional benefits prior to selecting any optional benefit under the Deferred Annuity.

SYSTEMATIC WITHDRAWAL PROGRAM FOR SUBSTANTIALLY EQUAL PERIODIC PAYMENTS (SEPP) AND INCOME OPTIONS

If you are considering using the Systematic Withdrawal Program or selecting an income option for the purpose of meeting the SEPP exception to the 10% tax penalty, consult with your tax adviser. It is not clear whether certain withdrawals or income payments under a variable annuity will satisfy the SEPP exception.

If you receive systematic payments that you intend to qualify for the SEPP exception, any modifications (except due to death or disability) to your payment before age 59 1/2 or within five years after beginning SEPP payments, whichever is later, will result in the retroactive imposition of the 10% penalty with interest.

Such modifications may include additional purchase payments or withdrawals (including tax-free transfers or rollovers of income payments) from the Deferred Annuity.

[SIDEBAR: You may combine the money required to be withdrawn from each of your Traditional IRAs and SEPs and withdraw this amount from any one or more of them.]

MINIMUM DISTRIBUTION REQUIREMENTS FOR TRADITIONAL IRAS AND SEPS

Generally, for Traditional IRAs, you must begin receiving withdrawals by April 1 of the calendar year following the year in which you reach age 70 1/2.

Generally, for plans or arrangements other than IRAs, you must begin receiving withdrawals from your Contract by April 1 of the calendar year following the later of:

[_]The year you turn age 70 1/2 or

[_]Provided you do not own 5% or more of your employer, and to the extent permitted by your plan and Contract, the year you retire.

Complex rules apply to the calculation of these withdrawals. A tax penalty of 50% applies to withdrawals which should have been taken but were not.

It is not clear whether income payments under a variable annuity will satisfy these rules. Consult your tax adviser prior to choosing a pay-out option.

In general, new regulations finalized in 2004 permit income payments to increase based not only with respect to the investment experience of the underlying funds but also with respect to actuarial gains. Additionally, these proposed regulations permit payments under income annuities to increase due to a full withdrawal or to a partial withdrawal under certain circumstances. The regulations also require that beginning for the 2006 distribution year, the value of all living benefits and death benefits must be added to your account balance to determine the amount that must be distributed over the appropriate period. Consult your tax advisor.

If you intend to receive your minimum distributions which are payable over the joint lives of you and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of you and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. Consult your tax advisor.

[SIDEBAR: After-tax means that your purchase payments for your annuity do not reduce your taxable income or give you a tax deduction.]

NON-QUALIFIED ANNUITIES

[_]Purchase payments to Non-Qualified contracts are on an "after-tax" basis, so you only pay income taxes on your earnings. Generally, these earnings are taxed when received from the Contract.

[_]Your Non-Qualified contract may be exchanged for another Non-Qualified annuity without paying income taxes if certain Code requirements are met.

[_]Once income payments have commenced, you may not be able to transfer withdrawals to another non-qualified annuity contract in a tax-free Section 1035 exchange.

[_]Consult your tax adviser prior to changing the annuitant or prior to changing the date you determine to commence income payments if permitted under the terms of your Contract. It is conceivable that the IRS could consider such actions to be a taxable exchange of annuity contracts.

[_]When a non-natural person owns a Non-Qualified contract, the annuity will generally not be treated as an annuity for tax purposes and thus loses the benefit of tax deferral. Corporations and certain other entities are generally considered non-natural persons. However, an annuity owned by a non-natural person as agent for an individual will be treated as an annuity for tax purposes.

[_]Deferred annuities issued after October 21, 1988 by the same insurance company or an affiliate in the same year are combined for tax purposes. As a result, a greater portion of your withdrawals may be considered taxable income than you would otherwise expect.

[_]In those limited situations where the annuity is beneficially owned by a non-natural person and the annuity qualifies as such for Federal income tax purposes, the entity may have a limited ability to deduct interest. Certain Income annuities under section 72(u)(4) of the Code purchased with a single payment consisting of substantially equal periodic payments with an annuity starting date within 12 months of purchase may also be considered annuities for federal income tax purposes where owned by a non- natural person.

[_]Where otherwise permitted under the Deferred Annuity, pledges, assignments and other types of transfers of all or a portion of your Account Balance generally result in the immediate taxation of the gain in your Deferred Annuity. This rule may not apply to certain transfers between spouses.

DIVERSIFICATION

In order for your Non-Qualified Deferred Annuity to be considered an annuity contract for Federal income tax purposes, we must comply with certain diversification standards with respect to the investments underlying the Contract. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be correctable. Failure to meet these standards would result in immediate taxation to contract owners of gains under their Contract.

CHANGES TO TAX RULES AND INTERPRETATIONS

Changes in applicable tax rules and interpretations can adversely affect the tax treatment of your Contract. These changes may take effect retroactively. Examples of changes that could create adverse tax consequences include:

[_]Possible taxation of transfers/reallocations between investment divisions or transfers/reallocations from an investment division to the Fixed Account or Fixed Income Option.

[_]Possible taxation as if you were the contract owner of your portion of the Separate Account's assets.

[_]Possible limits on the number of funding options available or the frequency of transfers/reallocations among them.

We reserve the right to amend your Deferred Annuity where necessary to maintain its status as a variable annuity contract under Federal tax law and to protect you and other contract owners in the investment divisions from adverse tax consequences.

PURCHASE PAYMENTS

Although the Code does not limit the amount of your purchase payments, your Contract may limit them.

PARTIAL AND FULL WITHDRAWALS

Generally, when you (or your beneficiary in the case of a death benefit) make a partial withdrawal from your Non-Qualified annuity, the Code treats such a partial withdrawal as:

[_]First coming from earnings (and thus subject to income tax); and

[_]Then from your purchase payments (which are not subject to income tax).

[_]This rule does not apply to payments made pursuant to an income pay-out option under your Contract.

[_]In the case of a full withdrawal, the withdrawn amounts are treated as first coming from your non-taxable return of purchase payment and then from a taxable payment of earnings.

INCOME PAYMENTS

Income payments are subject to an "exclusion ratio" or "excludable amount" which determines how much of each payment is treated as:

[_]A non-taxable return of your purchase payments; and

[_]A taxable payment of earnings.

[_]We will treat the application of less than your entire Account Balance under a Non-Qualified Contract to a pay-out option (taking an income annuity) as a taxable withdrawal for Federal income tax purposes and also as subject to the 10% penalty tax (if you are under age 59 1/2) in addition to ordinary income tax. We will then treat the amount of the withdrawal as the purchase price of an income annuity and tax report the income payments received under the rules for variable income annuities. Consult your tax attorney prior to partially annuitizing your Contract.

The IRS has not approved the use of an exclusion ratio when only part of an account balance is used to convert to income payments.

The IRS has not specifically approved the use of a method to calculate an excludable amount with respect to a variable income annuity where transfers/ reallocations are permitted between investment divisions or from an investment division into a fixed option.

We generally will tell you how much of each income payment is a non-taxable return of your purchase payment. We will determine such excludable amount for each income payment under the Contract as a whole by using the rules applicable to variable income payments in general (i.e., by dividing your after-tax purchase price, as adjusted for any refund or guarantee feature by the number of expected income payments from the appropriate IRS table). However, it is possible that the IRS could conclude that the taxable portion of income payments under a Non-Qualified Deferred Annuity is an amount greater (or lesser) than the taxable amount determined by us and reported by us to you and the IRS. Generally, once the total amount treated as a non-taxable return of your purchase payment equals your purchase payment, then all remaining payments are fully taxable. We will withhold a portion of the taxable amount of your income payment for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

If the amount of income payments received in any calendar year is less than the excludable amount applicable to the year, the excess is not allowable as a deduction. However, you may generally elect the year in which to begin to apply this excess ratably to increase the excludable amount attributable to future years. Consult your tax advisor as to the details and consequences of making such election. Also, consult your tax advisor as to the tax treatment of any unrecovered after-tax cost in the year that the Contract terminates.

[SIDEBAR: If you die during the accumulation phase of a Deferred Annuity and your spouse is your beneficiary or a co-contract owner, he or she may elect to continue as "contract owner" of the Contract.]
DEATH BENEFITS

The death benefit under an annuity is generally taxable to the recipient in the same manner as if paid to the contract owner (under the rules for withdrawals or income payments, whichever is applicable).

If you die before the annuity starting date, as defined under Treasury Regulations, payment of your entire interest in the Contract must be made within five years of the date of your death or payments must begin for a period and in a manner allowed by the Code (and any regulations thereunder) to your beneficiary within one year of the date of your death. If your spouse is your beneficiary, he or she may elect to continue as "contract owner" of the Contract.

If you die on or after the annuity starting date, as defined under Treasury Regulations, payments must continue to be made at least as rapidly as before your death in accordance with the income type selected.

If you die before all purchase payments are returned, the unreturned amount may be deductible on your final income tax return or excluded from income by your beneficiary if income payments continue after your death.

In the case of joint contract owners, the above rules will be applied on the death of any contract owner.

Where the contract owner is not a natural person, these rules will be applied on the death of any annuitant (or on the change in annuitant, if permitted under the Contract).

If death benefit payments are being made to your designated beneficiary and he/she dies prior to receiving the entire remaining interest in the Contract, such remaining interest will be paid out at least as rapidly as under the distribution method being used at the time of your designated beneficiary's death.

After your death, if your designated beneficiary dies prior to electing a method for the payment of the death benefit, the only remaining interest in the Contract will be paid out in a lump sum. In all cases, such payments will be made within five years of the date of your death.

INDIVIDUAL RETIREMENT ANNUITIES

[TRADITIONAL IRA ROTH IRA SIMPLE IRA AND SEPS]

The sale of a Contract for use with an IRA may be subject to special disclosure requirements of the IRS. Purchasers of a Contract for use with IRAs will be provided with supplemental information required by the IRS or other appropriate agency. A Contract issued in connection with an IRA may be amended as necessary to conform to the requirements of the Code.

                                   [GRAPHIC]
IRA Contracts may not invest in life insurance. The Deferred Annuity offers death benefits and optional benefits that in some cases may exceed the greater of the purchase payments or the Account Balance which could conceivably be characterized as life insurance.

The IRS has approved the form of the Traditional and SIMPLE IRA endorsement for use with the Contract and certain riders, including riders providing for death benefits in excess of premiums paid. Please be aware that the IRA Contract issued to you may differ from the form of the Traditional IRA approved by the IRS because of several factors such as different riders and state insurance department requirements. Your Roth IRA tax endorsement is based on the IRS model form 5305-RB(rev 0302).

Consult your tax adviser prior to the purchase of the Contract as a Traditional Roth IRA, SIMPLE IRA or SEP.

The Economic Growth and Tax Relief Reconciliation Act of 2001 made certain changes to qualified plans and IRAs, including:

[_]increasing the contribution limits for qualified plans and Traditional and Roth IRAs, starting in 2002;

[_]adding "catch-up" contributions for taxpayers age 50 and above; and

[_]adding enhanced portability features.

You should consult your tax adviser regarding these changes.

Please note that the changes made by the Economic Growth and Tax Relief Reconciliation Act of 2001 (e.g., increased contribution limits for IRAs and qualified plans) expire after 2010.

Generally, except for Roth IRAs, IRAs can accept deductible (or pre-tax) purchase payments. Deductible or pre-tax purchase payments will be taxed when distributed from the Contract.

[_]You must be both the contract owner and the annuitant under the Contract.

[_]Your IRA annuity is not forfeitable and you may not transfer, assign or pledge it to someone else. You are not permitted to borrow from the Contract.

[_]You can transfer your IRA proceeds to a similar IRA, certain eligible retirement plans of an employer (or a SIMPLE IRA to a Traditional IRA or eligible retirement plan after two years) without incurring Federal income taxes if certain conditions are satisfied.

[_]The Roth IRA endorsement used with the Contract is based on the IRS model
   Roth IRA Contract Form 5305 RB (Rev3-02)


[SIDEBAR: In some cases, your purchase payments may be tax deductible.]

TRADITIONAL IRA ANNUITIES

PURCHASE PAYMENTS

Generally:


[_]Except for permissible rollovers and direct transfers, purchase payments to Traditional and Roth IRAs for individuals under age 50 are limited to the lesser of 100% of compensation or the deductible amount each year. This amount is $4,000 for tax years 2006-2007 and reaches $5,000 in 2008

   (adjusted for inflation thereafter). A purchase payment up to the deductible amount can also be made for a non-working spouse provided the couple's compensation is at least equal to their aggregate contributions.


[_]Beginning in 2006, individuals age 50 or older can make an additional
   "catch-up" purchase payment of $1,000 a year (assuming the individual has sufficient compensation).


[_]Purchase payments in excess of allocable amounts may be subject to a penalty tax.

[_]Purchase payments (except for permissible rollovers and direct transfers) are generally not permitted after the calendar year in which you attain age 69 1/2.

[_]These age and dollar limits do not apply to tax-free rollovers or transfers from other IRAs or other eligible retirement plans.

[_]If certain conditions are met, you can change your Traditional IRA purchase payment to a Roth IRA before you file your income tax return (including filing extensions).

[_]If contributions are being made under a SEP or a SAR-SEP plan of your employer, additional amounts may be contributed as permitted by the Code and the terms of the employer's plan.


Annual purchase payments are generally deductible up to the above limits if neither you nor your spouse was an "active participant" in another qualified retirement plan during the taxable year. You will not be treated as married for these purposes if you lived apart for the entire taxable year and file separate returns. For 2006, if you are an "active participant" in another retirement
plan and if your adjusted gross income is $       or less ($       for married
couples filing jointly, however, never fully deductible for a married person filing separately), annual contributions are fully deductible. However, contributions are not deductible if your adjusted gross income is over $
($       for married couples filing jointly, $       for a married person
filing separately). If your adjusted gross income falls between these amounts, your maximum deductible amount is phased out. For an individual who is not an "active participant" but whose spouse is, the adjusted gross income limits for
the nonactive participant spouse is $        for a full deduction (with a
phase-out between $        and $       ). If you file a joint return and you
and your spouse are under age 70 1/2 as of the end of the calendar year, you and your spouse may be able to make annual IRA contributions of up to twice the deductible amount to two IRAs, one in your name and one in your spouse's. Neither can exceed the deductible amount, nor can it exceed your joint compensation.


WITHDRAWALS AND INCOME PAYMENTS

Withdrawals (other than tax free transfers or rollovers to other individual retirement arrangements or eligible retirement plans) and income payments are included in income except for the portion that represents a return of non-deductible purchase payments. This portion is generally determined based on a ratio of all non-deductible purchase payments to the total values of all your Traditional IRAs.

We will withhold a portion of the taxable amount of your withdrawal for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

DEATH BENEFITS

The death benefit is taxable to the recipient in the same manner as if paid to the contract owner (under the rules for withdrawals or income payments, whichever is applicable).

Generally, if you die before required minimum distribution withdrawals have begun, we must make payment of your entire interest by December 31st of the year that is the fifth anniversary of your death or begin making payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death.

If your spouse is your beneficiary, your spouse may delay the start of these payments until December 31 of the year in which you would have reached age
70 1/2. Alternatively, if your spouse is your beneficiary, he or she may elect to continue as "contract owner" of the Contract.

If you die after required distributions begin, payments of your entire remaining interest must be made in a manner and over a period as provided under the Code (and any applicable regulations).

If the Contract is issued in your name after your death for the benefit of your designated beneficiary with a purchase payment which is directly transferred to the Contract from another IRA account or IRA annuity you owned, the death benefit must continue to be distributed to your beneficiary's beneficiary in a manner at least as rapidly as the method of distribution in effect at the time of your beneficiary's death.

ROTH IRA ANNUITIES

GENERAL

Roth IRAs are different from other IRAs because you have the opportunity to enjoy tax-free earnings. However, you can only make after-tax purchase payments to a Roth IRA.

PURCHASE PAYMENTS

[SIDEBAR: For 2006 annual purchase payments to your Traditional IRAs and Roth IRAs, the aggregate may not exceed the lesser of $4,000 or 100% of your compensation as defined by the Code for individuals under age 50.]

Roth IRA purchase payments for individuals under age 50 are non-deductible and are limited to the lesser of 100% of compensation or the deductible amount ($4,000 for tax years 2006-2007), including contributions to all your Traditional and Roth IRAs). This amount increases to $5,000 in 2008 (adjusted for inflation thereafter). In 2006 individuals age 50 or older can make an additional "catch- up" purchase payment of $1,000 a year (assuming the individual has sufficient compensation). You may contribute up to the annual purchase payment limit, if your modified adjusted gross income does not exceed $95,000 ($150,000 for married couples filing jointly). Purchase payment limits are phased out if your modified adjusted gross income is between:



         Status                Income
         ------                ------
       Individual         $95,000-$110,000
 Married filing jointly   $150,000-$160,000
Married filing separately    $0-$10,000

.. Annual purchase payments limits do not apply to a rollover from a Roth IRA to another Roth IRA or a conversion from a Traditional IRA to a Roth IRA.

..  You can contribute to a Roth IRA after age 70 1/2.

.. If you exceed the purchase payment limits you may be subject to a tax penalty.

.. If certain conditions are met, you can change your Roth IRA contribution to a Traditional IRA before you file your income return (including filing extensions).

[GRAPHIC]

WITHDRAWALS

Generally, withdrawals of earnings from Roth IRAs are free from Federal income tax if they meet the following two requirements:

[_]The withdrawal is made:

.. At least five taxable years after your first purchase payment to a Roth IRA, and

[_]The withdrawal is made:

..  On or after the date you reach age 59 1/2;

..  Upon your death or disability; or

..  For a qualified first-time home purchase (up to $10,000).

Withdrawals of earnings which do not meet these requirements are taxable and a 10% penalty tax may apply if made before age 59 1/2.

Withdrawals from a Roth IRA are made first from purchase payments and then from earnings. Generally, you do not pay income tax on withdrawals of purchase payments. However, withdrawals of taxable converted amounts from a non-Roth

IRA prior to age 59 1/2 will be subject to the 10% penalty tax (unless you meet an exception) if made within 5 taxable years of such conversion.

The order in which money is withdrawn from a Roth IRA is as follows:

(All Roth IRAs owned by a taxpayer are combined for withdrawal purposes.)

[_]The first money withdrawn is any annual (non-conversion/rollover) contributions to the Roth IRA. These are received tax and penalty free.

[_]The next money withdrawn is from conversion/rollover contributions from a non-Roth IRA, on a first-in, first-out basis. For these purposes, distributions are treated as coming first from the taxable portion of the conversion/rollover contribution. As previously discussed, depending upon when it occurs, withdrawals of taxable converted amounts may be subject to a penalty tax, or result in the acceleration of inclusion of income.

[_]The next money withdrawn is from earnings in the Roth IRA. This is received tax-free if it meets the requirements previously discussed; otherwise it is subject to Federal income tax and an additional 10% penalty tax may apply if you are under age 59 1/2.

[_]We may be required to withhold a portion of your withdrawal for income taxes, unless you elect otherwise. The amount will be determined by the Code.

CONVERSION
[SIDEBAR: If you are married but file separately, you may not convert an existing IRA into a Roth IRA.]

You may convert/rollover an existing IRA to a Roth IRA if your modified adjusted gross income does not exceed $100,000 in the year you convert.

If you are married but file separately, you may not convert a Traditional IRA into a ROTH IRA.

Except to the extent you have non-deductible IRA contributions, the amount converted from an existing IRA into a Roth IRA is taxable. Generally, the 10% withdrawal penalty does not apply to conversions/rollovers. (See exception discussed previously.)

Unless you elect otherwise, amounts converted from a Traditional IRA to a Roth IRA will be subject to income tax withholding. The amount withheld is determined by the Code.

If you mistakenly convert or otherwise wish to change your Roth IRA contribution to a Traditional IRA contribution, the tax law allows you to reverse your conversion provided you do so before you file your tax return for the year of the contribution and if certain conditions are met.

DEATH BENEFITS

Generally, when you die we must make payment of your entire interest by the December 31st of the year that is the fifth anniversary of your death or begin making payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death.

If your spouse is your beneficiary, your spouse may delay the start of required payments until December 31st of the year in which you would have reached age
70 1/2.

If your spouse is your beneficiary, he or she may elect to continue as "contract owner" of the Contract.

SIMPLE IRAS AND SEPS ANNUITIES

The Code provides for certain contribution limitations and eligibility requirements under SIMPLE IRAs and SEP arrangements. The minimum distribution requirements are generally the same as Traditional IRAs. There are some differences in the tax treatment of certain SIMPLE IRA transfers and rollovers. Please consult your tax advisor; see the SAI for additional information.

LEGAL PROCEEDINGS

     MetLife, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or administrative or other proceedings cannot be predicted with certainty, MetLife does not believe that, as of the date of this prospectus, any such litigation or proceedings will have a material adverse effect upon the Separate Account or upon the ability of MetLife to act as principal underwriter or to meet its obligations under the Contracts.

TABLE OF CONTENTS FOR THE STATEMENT
OF ADDITIONAL INFORMATION


                                                                       PAGE

     COVER PAGE.......................................................   1

     TABLE OF CONTENTS................................................   1

     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM....................   2

     DISTRIBUTION OF CERTIFICATES AND INTERESTS IN THE DEFERRED
       ANNUITIES......................................................   2

     EXPERIENCE FACTOR................................................   4

     VARIABLE INCOME PAYMENTS.........................................   4

     INVESTMENT MANAGEMENT FEES.......................................   8

     ADVERTISEMENT OF THE SEPARATE ACCOUNT............................  13

     VOTING RIGHTS....................................................  15

     ERISA............................................................  16

     TAXES--SIMPLE IRAS ELIGIBILITY AND CONTRIBUTIONS; SHAREHOLDER
       CONTROL........................................................  17

     ACCUMULATION UNIT VALUES TABLES..................................  19

     FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT.....................

     FINANCIAL STATEMENTS OF METLIFE..................................

                                   [GRAPHIC]

                          Request For a Statement of
                   Additional Information/Change of Address

If you would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.

[_] Metropolitan Life Separate Account E

[_] Metropolitan Series Fund, Inc.

[_] Met Investors Series Trust

[_] American Funds Insurance Series

[_] I have changed my address. My current address is:

________________________
                                                Name __________________________
    (Contract Number)

                                             Address __________________________

________________________
                                                      _________________________
      (Signature)
                                                                            zip


Metropolitan Life Insurance Company
Attn: Fulfillment Unit - PPS
1600 Division Road
West Warwick, RI 02893

APPENDIX

PREMIUM TAX TABLE

If you are a resident of one of the following jurisdictions, the percentage amount listed by that jurisdiction is the premium tax rate applicable to your annuity.
                                   [GRAPHIC]


                                     Non-Qualified IRA and SEP
                                     Annuities     Annuities(1)
                California.......... 2.35%         0.5%(2)
                Maine............... 2.0%          --
                Nevada.............. 3.5%          --
                Puerto Rico......... 1.0%          1.0%
                South Dakota........ 1.25%         --
                West Virginia....... 1.0%          1.0%
                Wyoming............. 1.0%          --

-----------
/1/Premium tax rates applicable to IRA and SEP annuities purchased for use in connection with individual retirement trust or custodial accounts meeting the requirements of Section 408(a) of the Code are included under the column heading "IRA and SEP Annuities."

/2/With respect to annuities purchased for use in connection with individual retirement trust or custodial accounts meeting the requirements of Section 408(a) of the Code, the annuity tax rate in California is 2.35% instead of 0.5%.

PEANUTS (C) United Feature Syndicate, Inc.


(C) 2006 Metropolitan Life Insurance Company

                    APPENDIX FOR GRAPHIC AND IMAGE MATERIAL

    Pursuant to Rule 304 of Regulation S-T, the following table presents fair and accurate narrative descriptions of graphic and image material omitted from the EDGAR filing due to ASCII-incompatibility and cross-references this material to the location of each occurrence in the text.

                                 INTRODUCTION

    The prospectus included in the Form N-4 for Metropolitan Life Separate Account E include illustrations using various characters from the PEANUTS(R) gang which are copyrighted by United Feature Syndicate, Inc. There is a list and description of characters followed by a list of illustrations and their page location in the prospectus.

                                  CHARACTERS

    Snoopy--A Beagle dog
    Charlie Brown--A little boy with zigzag pattern on shirt
    Woodstock--A small bird
    Lucy--A little brunette girl
    Linus--A younger little boy with stripped shirt (Lucy's brother) Marcie--A little brunette girl with glasses
    Franklin--A curly haired little boy
    Pigpen--A little boy with dust cloud and smudged face
    Peppermint Patty--An athletic girl with freckles, page boy haircut and sandals
    Sally--A little blond girl with curls on top (Charlie Brown's sister)


                                                    Page
                                                    ----
 1.  Snoopy                                        Page 1  cover

 2. Charlie Brown on step ladder looking at fold Page 4 Table of Contents out map

 3.  Snoopy in suit with pointer                   Page 5  Important Terms You Should Know

 4.  Snoopy as MetLife Representative listening    Page 41 MetLife
     to crowd of Woodstocks

 5.  Snoopy and Woodstock balanced on seesaw       Page 42 Variable Annuities

 6.  Woodstock making calculations on paper with   Page 43 Classes of the Deferred Annuity
     pencil

 7.  Snoopy reading menu at restaurant table       Page 47 Your Investment Choices

 8.  Linus building sand castle                    Page 50 Deferred Annuities

 9.  The Equity Generator/SM/ icon--Safe with      Page 52 The Equity Generator
     arrow pointing to three dimensional graph

10.  The Rebalancer(R) icon--A pie chart with      Page 53 The Rebalancer
     arrows around circumference

11.  The Index Selector/SM/ icon--A world globe    Page 53 The Index Selector
     with arrows around it

12.  The Allocator/SM/--A hourglass with safe in   Page 53 The Allocator
     top portion with arrow to a
     three dimensional chart in the bottom portion

13.  Snoopy as MetLife Representative typing at    Page 56 Allocation of Purchase Payments
     computer

14.  Marcie at desk with adding machine reviewing  Page 57 The Value of Your Investment numbers

                                                                                   Page
                                                                                   ----

15. Charlie Brown struggling to reach into jar of money                          Page 61  Access to Your Money

16. Snoopy as WWI flying ace dispatching Woodstocks with checks                  Page 62  Systematic Withdrawal Program

17. Woodstock with accountant's visor and adding machine                         Page 63  Separate Account Charge

18. Franklin with magnifying glass                                               Page 66  When No Withdrawal Charge Applies

19. Marcie reading a paper                                                       Page 68  Free Look

20. Lucy with magnifying glass studying a piece of paper                         Page 72  Optional Benefits

21. Woodstock moving money bag from one pile of money bags to another            Page 79  Guaranteed Minimum Income Benefit

22. Snoopy floating in innertube with glasses and drink                          Page 124 Pay-Out Options (or Income Options)

23. Snoopy lounging on beach chair with sunglasses and drink                     Page 125 Lifetime Income Annuity for Two with a
                                                                                          Guarantee Period

24. Woodstock writing out a check                                                Page 126 Minimum Size of Your Income Payment

25. Woodstock moving money bag from one pile of money bags to another            Page 127 Reallocation Privilege

26. Charlie Brown receiving letter at mail box                                   Page 131 Purchase Payments

27. Charlie Brown listening on telephone                                         Page 132 Processing Transactions--By Telephone
                                                                                          or Internet

28. "Colonial" Snoopy as town cryer                                              Page 134 Advertising Performance

29. Snoopy as MetLife Representative shaking paw/wing with Woodstock             Page 138 Who Sells the Deferred Annuities

30. Snoopy as "Uncle Sam" presenting a tax bill                                  Page 142 Income Taxes--General

31. Piggybank with "Do not open until age 59 1/2" printed on side                Page 143 Income Taxes--Withdrawals

32. Linus "walking" the hoop with "IRAs" on side                                 Page 149 Income Taxes--IRAs

33. Woodstock flying with check                                                  Page 153 Roth IRA Annuities--Withdrawals

34. Franklin, Snoopy, Charlie Brown, Lucy, Pigpen, Linus and Peppermint Patty    Page 157 Table of Contents for the SAI

35. Lucy in her advice box with "TAXES--The Expert is in" printed on it advising Page 159 Premium Tax Table
    Peppermint Patty and Sally

                      METROPOLITAN LIFE INSURANCE COMPANY
                     METROPOLITAN LIFE SEPARATE ACCOUNT E

        PREFERENCE PLUS SELECT(R) INDIVIDUAL VARIABLE ANNUITY CONTRACTS

                      STATEMENT OF ADDITIONAL INFORMATION

                                FORM N-4 PART B


                                  May 1, 2006


   This Statement of Additional Information is not a prospectus but contains information in addition to and more detailed than that set forth in the Prospectus for Preference Plus Select Deferred Annuities dated May 1, 2005 and should be read in conjunction with the Prospectus. Copies of the Prospectus may be obtained from Metropolitan Life insurance Company, Attn: Fulfillment Unit-PPS, 1600 Division Road, West Warwick, RI 02893.

   A Statement of Additional Information for the Metropolitan Series Fund, Inc. ("Metropolitan Fund"), the Met Investors Series Trust ("Met Investors Fund") and the American Funds Insurance Series ("American Funds") are attached at the end of this Statement of Additional Information.


   Unless otherwise indicated, the Statement of Additional Information continues the use of certain terms as set forth in the section entitled "Important Terms You Should Know" of the Prospectus for Preference Plus Select Individual Annuity Contracts dated May 1, 2006.


                               TABLE OF CONTENTS


                                                                         PAGE
                                                                         ----
   Independent Registered Public Accounting Firm........................   2

   Distribution of Certificates and Interests in the Deferred Annuities.   2

   Experience Factor....................................................   4

   Variable Income Payments.............................................   4

   Investment Management Fees...........................................   8

   Advertisement of the Separate Account................................  13

   Voting Rights........................................................  15

   ERISA................................................................  16

   Taxes--SIMPLE IRAs Eligibility and Contributions; Shareholder Control  17

   Accumulation Unit Values Tables......................................  19

   Financial Statements of Separate Account.............................

   Financial Statements of MetLife......................................

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   The financial statements of Metropolitan Life Separate Account E and Metropolitan Life Insurance Company (which report expresses an unqualified opinion and includes an explanatory paragraph referring to the change in the method of accounting for certain non-traditional long duration contracts and separate accounts, and for embedded derivatives in certain insurance products as required by new accounting guidance which became effective on January 1, 2004 and October 1, 2003, respectively) included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, FL 33602-5827.

     DISTRIBUTION OF CERTIFICATES AND INTERESTS IN THE DEFERRED ANNUITIES


   MetLife is both the depositor and the underwriter (issuer) of the annuities.

   The certificates and interests in the Deferred Annuities are sold through individuals who are licensed life insurance sales representatives of MetLife and individuals who are licensed life insurance sales representatives of our affiliates. MetLife is registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Our affiliates include registered broker-dealers. They also are sold through other registered broker-dealers. They also may be sold through the mail or over the Internet.

   The licensed sales representatives and broker-dealers who sell the annuities may be compensated for these sales by payments from us. There is no front-end sales load deducted from purchase payments to pay sales commissions. MetLife sales representatives who are not in our MetLife Resources division ("non-MetLife Resources MetLife sales representatives") must meet a minimum level of sales of proprietary products in order to maintain employment with us. Sales representatives in our MetLife Resources division must meet a minimum level of sales production in order the maintain employment with us.

   We make cash payments to non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives for the products they sell and service based upon a 'gross dealer concession' model. With respect to the Deferred Annuity, the gross dealer concession ranges from 1.0% to 7.15% of each purchase payment (depending on the class purchased) and, starting as early as the second Contract Year, ranges from 0.00% to 1.00% (depending on the class purchased) of the Account Balance each year the Contract is in force for servicing the Deferred Annuity. Gross dealer concession may also be paid when the Contract is annuitized. The amount of this gross dealer concession payable upon annuitization depends on several factors, including the number of years the Contract has been in force. Compensation to the sales representative is all or part of the gross dealer concession. Compensation to sales representatives in the MetLife Resources division is based upon premiums and purchase payments applied to all products sold and serviced by the representative. Compensation to non-MetLife Resources MetLife sales representatives is determined based upon a formula that recognizes premiums and purchase payments applied to proprietary products sold and serviced by the representative as well as certain premiums and purchase payments applied to non-proprietary products sold by the representative. Proprietary products are those issued by us or our affiliates. Because one of the factors determining the percentage of gross dealer concession that applies to a non-MetLife Resources MetLife sales representative's compensation is sales of proprietary products, these sales representatives have an incentive to favor the sale of proprietary products. Because non-MetLife Resources MetLife sales managers' compensation is based on the sales made by the representatives they supervise, these sales managers also have an incentive to favor the sales of proprietary products.

   We pay compensation for the sale of the Deferred Annuities by affiliated broker-dealers. The compensation paid to affiliated broker-dealers for sales of the Deferred Annuities is generally not expected to exceed, on a present value basis, the aggregate amount of compensation that we pay with respect to sales made through our sales representatives. These firms pay their sales representatives all or a portion of the commissions received for their sales of Deferred Annuities; some firms may retain a portion of commissions. The amount that selling firms pass on to their sales representatives is determined in accordance with their internal compensation programs. Because of the receipt of this cash compensation, sales representatives and their managers of our affiliated broker-dealers have an incentive to favor the sale of proprietary products.

   Non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers and the sales representatives and managers of our affiliates may be eligible for additional cash compensation, such as bonuses, equity awards (such as stock options), training allowances, supplemental salary, financial arrangements, marketing support, medical and other insurance benefits, and retirement benefits and other benefits based primarily on the amount of proprietary products sold. Because additional cash compensation paid to non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers and the sales representatives and their managers of our affiliates is based primarily on the sales of proprietary products, non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers and the sales representatives and their managers of our affiliates have an incentive to favor the sale of proprietary products.

   Sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional cash compensation. Moreover, managers may be eligible for additional cash compensation based on the sales production of the sales representatives that the manager supervises.

   We also pay the business unit responsible for the operation of our distribution system.

   We also offer our sales representatives and their managers non-cash compensation incentives, such as conferences, trips, prizes and awards. Other non-cash compensation payments may be made for other services that are not directly related to the sale of products. These payments may include support services in the form of recruitment and training of personnel, production of promotional services and other support services.

   We also pay compensation for the sale of the Contracts by unaffiliated broker-dealers. Broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the Contracts. Some firms may retain a portion of commissions. The amount that the broker-dealer passes on to its sales representatives is determined in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Sales representatives of non-affiliated broker-dealers and their managers may be eligible for various cash benefits and non-cash compensation items. We may also provide sales support in the form of training, sponsoring conferences, defraying expenses at vendor meetings, providing promotional literature and similar services. Ask your sales representative for further information about what your sales representative and the broker-dealer for which he or she works may receive in connection with your purchase of a Contract.

   MetLife paid no commissions to unaffiliated broker-dealers in 2002, 2003 and
2004. MefLife paid        in commissions to unaffiliated broker-dealers in 2005.

   The offering of all Deferred Annuities is continuous. Contract owners under Deferred Annuities may not be offered all funding choices. Each Contract will indicate those investment choices available under the Deferred Annuity.


                               WITHDRAWAL CHARGE


   The total amount of withdrawal charges paid and retained by MetLife for the years ended December 31, 2003, 2004 and 2005 were $2,054,116.17, $6,019,855.80
and         , respectively.

                               EXPERIENCE FACTOR

   We use the term "experience factor" to describe the investment performance for an investment division. The experience factor changes from Valuation Period (described later) to Valuation Period to reflect the upward or downward performance of the assets in the underlying Portfolios. The experience factor is calculated as of the end of each Valuation Period using the net asset value per share of the underlying Portfolio. The net asset value includes the per share amount of any dividend or capital gain distribution paid by the Portfolio during the current Valuation Period, and subtracts any per share charges for taxes and reserve for taxes. We then divide that amount by the net asset value per share as of the end of the last Valuation Period to obtain a factor that reflects investment performance. We then subtract a charge for each day in the valuation period which is the daily equivalent of the Separate Account charge. This charge varies, depending on the class of the Deferred Annuity. Below is a chart of the daily factors for each class of the Deferred Annuity and the various death benefits and Earnings Preservation Benefit:

   Separate Account Charges for all investment divisions except American Funds Growth-Income, American Funds Growth and American Funds Global Small Capitalization (Daily Factor)

                                                            BONUS CLASS
                                                  B CLASS   (YEARS 1-7)*   C CLASS     L CLASS
                                                ----------- ------------ ----------- -----------
Basic Death Benefit............................ 0.000034247 0.000046575  0.000045205 0.000041096
Annual Step Up Death Benefit................... 0.000039726 0.000052055  0.000050685 0.000046575
Greater of Annual Step Up or 5% Annual Increase
  Death Benefit................................ 0.000043836 0.000056164  0.000054795 0.000050685
Additional Charge for Earnings Preservation
  Benefit...................................... 0.000006849 0.000006849  0.000006849 0.000006849

--------
* Applies only for the first seven years; Separate Account charges are reduced after seven years to those of B Class.

   Separate Account Charges for the American Funds Growth-Income, American Funds Growth and American Funds Global Small Capitalization Investment Divisions (Daily Factor)

                                                            BONUS CLASS
                                                  B CLASS   (YEARS 1-7)*   C CLASS     L CLASS
                                                ----------- ------------ ----------- -----------
Basic Death Benefit............................ 0.000041096 0.000053425  0.000052055 0.000047945
Annual Step Up Death Benefit................... 0.000046575 0.000058904  0.000057534 0.000053425
Greater of Annual Step Up or 5% Annual Increase
  Death Benefit................................ 0.000050685 0.000063014  0.000061644 0.000057534
Additional Charge for Earnings Preservation
  Benefit...................................... 0.000006849 0.000006849  0.000006849 0.000006849

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* Applies only for the first seven years; Separate Account charges are reduced after seven years to those of B Class.

                           VARIABLE INCOME PAYMENTS

                        ASSUMED INVESTMENT RETURN (AIR)

   The following discussion concerning the amount of variable income payments is based on an Assumed Investment Return of 4% per year. It should not be inferred that such rates will bear any relationship to the actual net investment experience of the Separate Account.

                           AMOUNT OF INCOME PAYMENTS

   The cash you receive periodically from an investment division (after your first payment if paid within 10 days of the issue date) will depend upon the number of annuity units held in that investment division (described below) and the Annuity Unit Value (described later) as of the 10th day prior to a payment date.

   The Deferred Annuity specifies the dollar amount of the initial variable income payment for each investment division (this equals the first payment amount if paid within 10 days of the issue date). This initial variable income payment is computed based on the amount of the purchase payment applied to the specific investment division (net any applicable premium tax owed or contract charge), the AIR, the age and/or sex of the measuring lives and the income payment type selected. The initial payment amount is then divided by the Annuity Unit Value for the investment division to determine the number of annuity units held in that investment division. The number of annuity units held remains fixed for the duration of the Contract if no reallocating are made.

   The dollar amount of subsequent variable income payments will vary with the amount by which investment performance is greater or lesser than the AIR and Separate Account charges.

   Each Deferred Annuity provides that, when a pay-out option is chosen, the payment to the annuitant will not be less than the payment produced by the then current rates for that contract class, which will not be less than the rates used for a currently issued single payment immediate annuity contract. The purpose of this provision is to assure the annuitant that, at retirement, if the Fixed Income Option purchase rates for new single payment immediate contracts are significantly more favorable than the rates guaranteed by a Deferred Annuity of the same class, the annuitant will be given the benefit of the new rates. Although guaranteed annuity rates for the Bonus Class are the same as for the other classes of the Deferred Annuity, current rates for the Bonus Class may be lower than the other classes of the Deferred Annuity and may be less than the currently issued single payment immediate annuity contract rates.

                              ANNUITY UNIT VALUE

   The Annuity Unit Value is calculated at the same time that the Accumulation Unit Value for Deferred Annuities is calculated and is based on the same change in investment performance in the Separate Account. (See "The Value of Your Income Payment" in the Prospectus.)

                            REALLOCATION PRIVILEGE

   The annuity purchase rate is the dollar amount you would need when you annuitize your Deferred Annuity to receive $1 per payment period. For example, if it would cost $50 to buy an annuity that pays you $1 a month for the rest of your life, then the annuity purchase rate for that life income annuity is $50. The annuity purchase rate is based on the annuity income payment type you choose, an interest rate, and your age, sex and number of payments remaining. The annuity purchase rate is reset each valuation date to reflect any changes in these components. The reset annuity purchase rate represents the cost you would incur if you were choosing the same income option you have in light of this updated information.

   When you request a reallocation from an investment division to the Fixed Income Option, the payment amount will be adjusted at the time of reallocation. Your payment may either increase or decrease due to this adjustment. The adjusted payment will be calculated in the following manner.

  . First, we update the income payment amount to be reallocated from the investment division based upon the applicable Annuity Unit Value at the time of the reallocation;

  . Second, we use the AIR to calculate an updated annuity purchase rate based upon your age, if applicable, and expected future income payments at the time of the reallocation;

  . Third, we calculate another updated annuity purchase rate using our current annuity purchase rates for the Fixed Income Option on the date of your reallocation;

  . Finally, we determine the adjusted payment amount by multiplying the updated income amount determined in the first step by the ratio of the annuity purchase rate determined in the second step divided by the annuity purchase rate determined in the third step.

   When you request a reallocation from one investment division to another, annuity units in one investment division are liquidated and annuity units in the other investment division are credited to you. There is no adjustment to the income payment amount. Future income payment amounts will be determined based on the Annuity Unit Value for the investment division to which you have reallocated.

   You generally may make a reallocation on any day the Exchange is open. At a future date we may limit the number of reallocations you may make, but never to fewer than one a month. If we do so, we will give you advance written notice. We may limit a beneficiary's ability to make a reallocation.

   Here are examples of the effect of a reallocation on the income payment:

  . Suppose you choose to reallocate 40% of your income payment supported by investment division A to the Fixed Income Option and the recalculated income payment supported by investment division A is $100. Assume that the updated annuity purchase rate based on the AIR is $125, while the updated annuity purchase rate based on fixed income annuity pricing is $100. In that case, your income payment from the Fixed Income Option will be increased by $40 x ($125 + $100) or $50, and your income payment supported by investment division A will be decreased by $40. (The number of annuity units in investment division A will be decreased as well.)

  . Suppose you choose to reallocate 40% of your income payment supported by investment division A to investment division B and the recalculated income payment supported by investment division A is $100. Then, your income payment supported by investment division B will be increased by $40 and your income payment supported by investment division A will be decreased by $40. (Changes will also be made to the number of annuity units in both investment divisions as well.)

                      CALCULATING THE ANNUITY UNIT VALUE

   We calculate Annuity Unit Values once a day on every day the New York Stock Exchange is open for trading. We call the time between two consecutive Annuity Unit Value calculations the "Valuation Period." We have the right to change the basis for the Valuation Period, on 30 days' notice, as long as it is consistent with the law. All purchase payments and reallocations are valued as of the end of the Valuation Period during which the transaction occurred. The Annuity Unit Values can increase or decrease, based on the investment performance of the corresponding underlying Portfolios. If the investment performance is positive, after payment of Separate Account expenses and the deduction for the AIR, Annuity Unit Values will go up. Conversely, if the investment performance is negative, after payment of Separate Account expenses and the deduction for the AIR, Annuity Unit Values will go down.

   To calculate an Annuity Unit Value, we first multiply the experience factor for the period by a factor based on the AIR and the number of days in the Valuation Period. For an AIR of 4% and a one day Valuation Period, the factor is .99989255, which is the daily discount factor for an effective annual rate of 4%. (The AIR may be in the range of 3% to 6%, as defined in your Deferred Annuity and the laws in your state.) The resulting number is then multiplied by the last previously calculated Annuity Unit Value to produce the new Annuity Unit Value.

   The following illustrations show, by use of hypothetical examples, the method of determining the Annuity Unit Value and the amount of variable income payments upon annuitization.

               ILLUSTRATION OF CALCULATION OF ANNUITY UNIT VALUE

        1. Annuity Unit Value, beginning of period.......... $ 10.20000
        2. "Experience factor" for period...................   1.023558
        3. Daily adjustment for 4% Assumed Investment Return  .99989255
        4. (2) X (3)........................................   1.023448
        5. Annuity Unit Value, end of period (1) X (4)...... $ 10.43917

                       ILLUSTRATION OF ANNUITY PAYMENTS
(ASSUMES THE FIRST MONTHLY PAYMENT IS MADE WITHIN 10 DAYS OF THE ISSUE DATE OF
                              THE INCOME ANNUITY)
          ANNUITANT AGE 65, LIFE ANNUITY WITH 120 PAYMENTS GUARANTEED

1. Number of Accumulation Units as of Annuity Date...................................   1,500.00
2. Accumulation Unit Value........................................................... $ 11.80000
3. Accumulation Unit Value of the Deferred Annuity (1) X (2)......................... $17,700.00
4. First monthly income payment per $1,000 of Accumulation Value..................... $     5.63
5. First monthly income payment (3) X (4) / 1,000.................................... $    99.65
6. Assume Annuity Unit Value as of Annuity Date equal to............................. $ 10.80000
7. Number of Annuity Units (5) / (6).................................................     9.2269
8. Assume Annuity Unit Value for the second month equal to (10 days prior to payment) $ 10.97000
9. Second monthly Annuity Payment (7) X (8).......................................... $   101.22
10. Assume Annuity Unit Value for third month equal to............................... $ 10.52684
11. Next monthly Annuity Payment (7) X (10).......................................... $    97.13

                    DETERMINING THE VARIABLE INCOME PAYMENT

   Variable income payments can go up or down based upon the investment performance of the investment divisions in the Separate Account. AIR is the rate used to determine the first variable income payment and serves as a benchmark against which the investment performance of the investment divisions is compared. The higher the AIR, the higher the first variable income payment will be. Subsequent variable income payments increase only to the extent that the investment performance of the investment divisions exceeds the AIR (and Separate Account charges). Variable income payments will decline if the investment performance of the Separate Account does not exceed the AIR (and Separate Account charges). A lower AIR will result in a lower first variable income payment, but variable income payments will increase more rapidly or decline more slowly due to investment performance of the investment divisions.

                          INVESTMENT MANAGEMENT FEES

                               METLIFE ADVISERS

   Each of the currently available Metropolitan Fund Portfolios pays MetLife Advisers, the investment manager of the Metropolitan Fund, an investment management fee.

   The following table shows the fee schedules for the investment management fees for the Metropolitan Fund as a percentage per annum of the average net assets for each Portfolio:


                                                     AVERAGE
                                                    DAILY NET
PORTFOLIO                                       ASSET VALUE LEVELS       ANNUAL PERCENTAGE RATE
--------------------------------------------- ---------------------- -------------------------------
BlackRock Money Market....................... 1st $1 billion         0.35%
                                              next $1 billion        0.30%
                                              amount over $2 billion 0.25%
BlackRock Bond Income........................ 1st $1 billion         0.40%
                                              next $1 billion        0.35%
                                              next $1 billion        0.30%
                                              over $3 billion        0.25%
Lehman Brothers(R) Aggregate Bond Index...... all assets             0.25%
Salomon Brothers Strategic Bond Opportunities all assets             0.65%
Salomon Brothers U.S. Government............. all assets             0.55%
MFS Total Return............................. all assets             0.50%
MetLife Conservative Allocation.............. all assets             0.10% (not including underlying
                                                                     portfolio expenses)
MetLife Conservative to Moderate Allocation.. all assets             0.10% (not including underlying
                                                                     portfolio expenses)
MetLife Moderate Allocation.................. all assets             0.10% (not including underlying
                                                                     portfolio expenses)
MetLife Moderate to Aggressive Allocation.... all assets             0.10% (not including underlying
                                                                     portfolio expenses)
MetLife Aggressive Allocation................ all assets             0.10% (not including underlying
                                                                     portfolio expenses)
Morgan Stanley EAFE(R) Index................. all assets             0.30%
BlackRock Diversified........................ 1st $500 million       0.50%
                                              next $500 million      0.45%
                                              over $1 billion        0.40%
Davis Venture Value.......................... 1st $1 billion         0.75%
                                              over $1 billion        0.70%
FI Value Leaders............................. 1st $200 million       0.70%
                                              next $300 million      0.65%
                                              next $1.5 billion      0.60%
                                              over $2 billion        0.55%
Harris Oakmark Large Cap Value............... 1st $250 million       0.75%
                                              over $250 million      0.70%
BlackRock Large Cap Value.................... 1st $250 million       0.70%
                                              next $500 million      0.65%
                                              over $750 million      0.60%
MetLife Stock Index.......................... all assets             0.25%
MFS Investors Trust.......................... all assets             0.25%
BlackRock Investment Trust................... 1st $500 million       0.55%
                                              next $500 million      0.50%
                                              over $1 billion        0.45%

                                          AVERAGE
                                         DAILY NET
 PORTFOLIO                           ASSET VALUE LEVELS ANNUAL PERCENTAGE RATE
 ----------------------------------- ------------------ ----------------------
 Jennison Growth.................... 1st $200 million           0.70%
                                     next $300 million          0.65%
                                     next $1.5 billion          0.60%
                                     over $2 billion            0.55%
 BlackRock Legacy Large Cap Growth.. 1st $1 billion             0.60%
                                     over $1 billion            0.65%
 T. Rowe Price Large Cap Growth..... 1st $50 million            0.65%
                                     over $50 million           0.60%
 Harris Oakmark Focused Value....... 1st $1 billion             0.75%
                                     over $1 billion            0.70%
 Neuberger Berman Mid Cap Value..... 1st $100 million           0.70%
                                     next $250 million          0.675%
                                     next $500 million          0.65%
                                     next $750 million          0.625%
                                     over $1.6 million          0.60%
 FI Mid Cap Opportunities........... 1st $100 million           0.75%
                                     next $400 million          0.70%
                                     over $500 million          0.65%
 MetLife Mid Cap Stock Index........ all assets                 0.25%
 BlackRock Aggressive Growth........ 1st $500 million           0.75%
                                     next $500 million          0.70%
                                     over $1 billion            0.65%
 BlackRock Strategic Value.......... 1st $500 million           0.85%
                                     next $500 million          0.80%
                                     over $1 billion            0.75%
 Loomis Sayles Small Cap............ 1st $500 million           0.90%
                                     over $500 million          0.85%
 Russell 2000(R) Index.............. all assets                 0.25%
 Franklin Templeton Small Cap Growth 1st $500 million           0.90%
                                     over $500 million          0.85%
 T. Rowe Price Small Cap Growth..... 1st $100 million           0.55%
                                     next $300 million          0.50%
                                     over $400 million          0.45%
 Oppenheimer Global Equity.......... 1st $50 million            0.90%
                                     next $50 million           0.55%
                                     next $400 million          0.50%
                                     over $500 million          0.475%
 FI International Stock............. 1st $500 million           0.86%
                                     next $500 million          0.80%
                                     over $1 billion            0.75%

   MetLife Advisers pays the following entities for providing services as sub-investment manager of the Metropolitan Fund Portfolio(s) indicated below. These fees are solely the responsibility of MetLife Advisers.

 SUB-INVESTMENT MANAGER                           PORTFOLIO(S)
 ---------------------------------  -----------------------------------------
 Metropolitan Life Insurance
   Company......................... MetLife Stock Index
                                    Lehman Brothers(R) Aggregate Bond Index
                                    Russell 2000(R) Index
                                    Morgan Stanley EAFE(R) Index
                                    MetLife Mid Cap Stock Index
 BlackRock Advisors, Inc........... BlackRock Aggressive Growth
                                    BlackRock Bond Income
                                    BlackRock Diversified
                                    BlackRock Investment Trust
                                    BlackRock Legacy Large Cap Growth
                                    BlackRock Large Cap Value
                                    BlackRock Money Market
                                    BlackRock Strategic Value
 Jennison Associates LLC........... Jennison Growth
 OppenheimerFunds, Inc............. Oppenheimer Global Equity
 T. Rowe Price Associates, Inc..... T. Rowe Price Small Cap Growth
                                    T. Rowe Price Large Cap Growth
 Harris Associates, L.P............ Harris Oakmark Large Cap Value
                                    Harris Oakmark Focused Value
 Neuberger Berman Management, Inc.. Neuberger Berman Mid Cap Value
 Franklin Advisers, Inc............ Franklin Templeton Small Cap Growth
 Salomon Brothers Asset Management
   Inc............................. Salomon Brothers U.S. Government
                                    Salomon Brothers Strategic Bond
                                      Opportunities
 Massachusetts Financial Services
   Company......................... MFS Investors Trust
                                    MFS Total Return
 Davis Selected Advisors, L.P...... Davis Venture Value
 Loomis Sayles & Company, L.P...... Loomis Sayles Small Cap
 Fidelity Management & Research
   Company......................... FI Value Leaders
                                    FI Mid Cap Opportunities
                                    FI International Stock

   MetLife Advisers has hired Standard & Poor's(R) Investment Advisory Services, LLC ("SPIAS") to provide research and consulting services with respect to the periodic asset allocation targets for the MetLife Conservative Allocation, the MetLife Conservative to Moderate Allocation, the MetLife Moderate Allocation, the MetLife Moderate to Aggressive Allocation and the MetLife Aggressive Allocation Portfolios and to investments in the underlying Portfolios. MetLife Advisers pays consulting fees to SPIAS for these services.

                          MET INVESTORS ADVISORY LLC

   Met Investors Advisory LLC, a MetLife affiliate, the investment manager of Met Investors Fund, has overall responsibility for the general management and administration of all of the Met Investors Fund Portfolios.

   As compensation for its services to the Met Investor Fund Portfolios, Met Investors Advisory LLC receives monthly compensation at an annual rate of a percentage of the average daily net assets of each Portfolio. The investment management fees for each Portfolio are:

PORTFOLIO                                                       ADVISORY FEE
-------------------------------------- ---------------------------------------------------------------
PIMCO Total Return Portfolio.......... 0.50%

RCM Global Technology Portfolio....... 0.90% of first $500 million of such assets plus
                                       0.85% of such assets over $500 million

T. Rowe Price Mid-Cap Growth Portfolio 0.75%

MFS Research International Portfolio.. 0.80% of first $200 million of such assets plus
                                       0.75% of such assets over $200 million up to $500 million plus
                                       0.70% of such assets over $500 million up to $1 billion plus
                                       0.65% of such assets over $1 billion

Lord Abbett Bond Debenture Portfolio.. 0.60% of first $250 million of such assets plus
                                       0.55% of such assets over $250 million up to $500 million plus
                                       0.50% of such assets over $500 million up to $1 billion plus
                                       0.45% of such assets over $1 billion

Met/AIM Mid Cap Core Equity Portfolio. 0.75% of first $150 million of such assets plus
                                       0.70% of such assets over $150 million up to $500 million plus
                                       0.675% of such assets over $500 million

Met/AIM Small Cap Growth Portfolio.... 0.90% of first $500 million of such assets plus
                                       0.85% of such assets over $500 million

Harris Oakmark International Portfolio 0.85% of first $500 million of such assets plus
                                       0.80% of such assets over $500 million up to $1 billion plus
                                       0.75% of such assets over $1 billion

Janus Aggressive Growth Portfolio..... 0.75% of first $25 million of such assets plus
                                       0.70% of such assets over $25 million up to $250 million plus
                                       0.65% of such assets over $250 million up to $1 billion plus
                                       0.55% of such assets over $1 billion
Neuberger Berman Real Estate Portfolio 0.70% of first $200 million of such assets plus
                                       0.65% of such assets over $200 million up to $750 million plus
                                       0.55% of such assets over $750 million

Oppenheimer Capital Appreciation...... 0.65% of first $150 million of such assets plus
                                       0.625% of such assets over $150 million up to $200 million plus
                                       0.60% of such assets over $200 million up to $500 million plus
                                       0.55% of such assets over $500 million

   Met Investors Advisory LLC pays each Met Investors Fund Portfolios' sub-investment manager a fee based on a percentage of the Portfolio's average daily net assets. These fees are solely the responsibility of Met Investors Advisory LLC.

   Massachusetts Financial Services Company is the investment manager to the MFS Research International Portfolio. T. Rowe Price Associates, Inc. is the sub-investment manager to the T. Rowe Price Mid-Cap Growth

Portfolio. Pacific Investment Management Company LLC is the investment manager to PIMCO Total Return Portfolio. RCM Capital Management LLC is the sub-investment manager to the RCM Global Technology Portfolio.

   Lord, Abbett & Co. is the sub-investment manager to the Lord Abbett Bond Debenture Portfolio. Harris Associates L.P. is the sub-investment manager to the Harris Oakmark International Portfolio. A I M Capital Management, Inc. is the sub-investment manager to the Met/AIM Small Cap Growth and the Met/AIM Mid Cap Core Equity Portfolios.

   Janus Capital Management LLC is the sub-investment manager to the Janus Aggressive Growth Portfolio.

   Neuberger Berman Management Incorporated is the sub-investment manager to the Neuberger Berman Real Estate Portfolio.

   Oppenheimer Funds, Inc. is the sub-investment manager to the Oppenheimer Capital Appreciation Portfolio.

                    CAPITAL RESEARCH AND MANAGEMENT COMPANY

   As compensation for its services, Capital Research and Management Company, the American Funds' investment manager, receives a monthly fee which is accrued daily, calculated at the annual rate of: AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION FUND/*/: 0.80% of first $600 million of net assets, plus 0.74% on assets in excess of $600 million but not exceeding $1 billion, plus 0.70% on net assets greater than $1 billion but not exceeding $2 billion, plus 0.67% on net assets over $2 billion;

   AMERICAN FUNDS GROWTH FUND: 0.50% of the first $600 million of net assets, plus 0.45% on net assets greater than $600 million but not exceeding $1 billion, plus 0.42% on net assets greater than $1 billion but not exceeding $2 billion, plus 0.37% on net assets greater than $2 billion but not exceeding $3 billion, plus 0.35% on net assets greater than $3 billion but not exceeding $5 billion, plus 0.33% on net assets greater than $5 billion but not exceeding $8 billion, plus 0.315% on net assets greater than $8 billion but not exceeding $13 billion, plus 0.30% on net assets greater than $13 billion but not exceeding $21 billion, plus 0.29% on net assets greater than $21 billion but not exceeding $27 billion, plus 0.285% on net assets in excess of $27 billion; and

   AMERICAN FUNDS GROWTH-INCOME FUND/*/: 0.50% of first $600 million of net assets, plus 0.45% on net assets greater than $600 million but not exceeding $1.5 billion, plus 0.40% on net assets greater than $1.5 billion but not exceeding $2.5 billion, plus 0.32% on net assets greater than $2.5 billion but not exceeding $4 billion, plus 0.285% on net assets greater than $4 billion but not exceeding $6.5 billion, plus 0.256% on net assets greater than $6.5 billion but not exceeding $10.5 billion, plus 0.242% on net assets greater than $10.5 billion but not exceeding $13 billion, plus 0.235% on net assets greater than $13 billion but not exceeding $17 billion, plus 0.23% on net assets in excess of $17 billion.
--------
* Capital Research and Management Company, is voluntarily waiving a portion of its investment management fees for this Portfolio. Expense ratios shown reflect the waiver. Please see the financial highlights in the prospectus for the American Funds or the annual report for the American Funds for details.

   The Metropolitan Fund, the Met Investors Fund and the American Funds are more fully described in their respective prospectuses and the Statements of Additional Information that the prospectuses refer to. The Metropolitan Fund, the Met Investors Fund and the American Funds prospectuses are attached at the end of the Preference Plus Select Prospectus.

                     ADVERTISEMENT OF THE SEPARATE ACCOUNT

   From time to time we advertise the performance of various Separate Account investment divisions. For the investment divisions, this performance will be stated in terms of either "yield", "change in Accumulation Unit Value," "change in Annuity Unit Value" or "average annual total return" or some combination of the foregoing. Yield, change in Accumulation Unit Value, change in Annuity Unit Value and average annual total return figures are based on historical earnings and are not intended to indicate future performance. Yield figures quoted in advertisements state the net income generated by an investment in a particular investment division for a thirty-day period or month, which is specified in the advertisement, and then expressed as a percentage yield of that investment. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to this formula 2[(a-b/cd+1)/6/-1], where "a" represents dividends and interest earned during the period; "b" represents expenses accrued for the period (net of reimbursements); "c" represents the average daily number of shares outstanding during the period that were entitled to receive dividends; and "d" represents the maximum offering price per share on the last day of the period. This percentage yield is then compounded semiannually. For the money market investment division, we state yield for a seven day period. Change in Accumulation Unit Value or Annuity Unit Value ("Non-Standard Performance") refers to the comparison between values of accumulation units or annuity units over specified periods in which an investment division has been in operation, expressed as a percentages and may also be expressed as an annualized figure. In addition, change in Accumulation Unit Value or Annuity Unit Value may be used to illustrate performance for a hypothetical investment (such as $10,000) over the time period specified. Change in Accumulation Unit Value is expressed by this formula [UV\1\/UV\0\ (annualization factor)]-1, where UV\1\ represents the current unit value and UV\0\ represents the prior unit value. The annualization factor can be either (1/number of years) or (365/number of days). Yield and change in Accumulation Unit Value figures do not reflect the possible imposition of a withdrawal charge for the Deferred Annuities, of up to 9% of the amount withdrawn attributable to a purchase payment, which may result in a lower figure being experienced by the investor. Average annual total return ("Standard Performance") differs from the change in Accumulation Unit Value and Annuity Unit Value because it assumes a steady rate of return and reflects all expenses and applicable withdrawal charges. Average annual total return is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods that would equate the initial amount invested to the ending redeemable value, according to this formula P(1+T)/n/=ERV, where "P" represents a hypothetical initial payment of $1,000; "T" represents average annual total return; "n" represents number of years; and "ERV" represents ending redeemable value of a hypothetical $1,000 payment made at the beginning of 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10- year period (or fractional portion). Performance figures will vary among the various classes of the Deferred Annuities and the investment divisions as a result of different Separate Account charges and withdrawal charges since the investment division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Deferred Annuity.

   Performance may be calculated based upon historical performance of the underlying Portfolios of the Metropolitan Fund, Met Investors Fund, and American Funds and may assume that the Deferred Annuities were in existence prior to their inception date. After the inception date, actual accumulation unit or annuity unit data is used.

   Historical performance information should not be relied on as a guarantee of future performance results.

   Advertisements regarding the Separate Account may contain comparisons of hypothetical after-tax returns of currently taxable investments versus returns of tax deferred investments. From time to time, the Separate Account may compare the performance of its investment divisions with the performance of common stocks, long-term government bonds, long-term corporate bonds, intermediate-term government bonds, Treasury Bills, certificates of deposit and savings accounts. The Separate Account may use the Consumer Price Index in its advertisements as a measure of inflation for comparison purposes. From time to time, the Separate Account may advertise its performance ranking among similar investments or compare its performance to averages as compiled by independent organizations, such as Lipper Analytical Services, Inc., Morningstar, Inc., VARDS(R) and The Wall Street Journal. The Separate Account may also advertise its performance in comparison to appropriate indices, such as the Standard & Poor's 500 Composite Stock Price Index, the Standard & Poor's Mid Cap 400 Index, the Standard & Poor's Small Cap 600 Index, the Russell 2000(R) Index, the Russell Mid Cap Growth Index, the Russell 2500/TM/ Growth Index, the Russell(R) Growth Index, the Russell 2000(R) Value Index, the Russell 1000(R) Growth Index, the Lehman Brothers(R) Aggregate Bond Index, the Lehman Brothers(R) Government/Corporate Bond Index, the Merrill Lynch High Yield Bond Index, the Morgan Stanley Capital International All Country World Index, the Salomon Smith Barney World Small Cap Index and the Morgan Stanley Capital International Europe, Australasia, Far East Index.

   Performance may be shown for certain investment strategies that are made available under the Deferred Annuities. The first is the "Equity Generator."

   Under the "Equity Generator," an amount equal to the interest earned during a specified interval (i.e., monthly, quarterly) in the Fixed Account is transferred to an investment division. The second strategy is the "Index Selector/SM/". Under this strategy, once during a specified period (i.e., quarterly, annually) transfers are made among the Lehman Brothers(R) Aggregate Bond Index, MetLife Stock Index, Morgan Stanley EAFE(R) Index, Russell 2000(R) Index and MetLife Mid Cap Stock Index Divisions and the Fixed Account (or the Money Market Investment Division for the C Class Deferred Annuity or a Deferred Annuity, when available, with an optional Guaranteed Minimum Income Benefit issued in New York State) in order to bring the percentage of the total Account Balance in each of these investment divisions and Fixed Account (or Money Market investment division) back to the current allocation of your choice of one of several asset allocation models. The elements which form the basis of the models are provided by MetLife which may rely on a third party for its expertise in creating appropriate allocations. The models are designed to correlate to various risk tolerance levels associated with investing and are subject to change from time to time.

   An "Equity Generator Return" or "Index Selector Return" for a model will be calculated by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value, based on historical performance, at the end of the period, expressed as a percentage. The "Return" in each case will assume that no withdrawals have occurred other or unrelated transactions. We assume the Separate Account charge reflects the Basic Death Benefit. The information does not assume the charges for the Earnings Preservation Benefit or Guaranteed Minimum Income Benefit. We may also show Index Selector investment strategies using other investment divisions for which these strategies are made available in the future. If we do so, performance will be calculated in the same manner as described above, using the appropriate account and/or investment divisions.

   For purposes of presentation of Non-Standard Performance, we may assume the Deferred Annuities were in existence prior to the inception date of the investment divisions in the Separate Account that funds the Deferred Annuity. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund, Met Investors Fund and American Funds Portfolios since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuity had been introduced as of the Portfolio inception date. We may also present average annual total return calculations which reflect all Separate Account charges and applicable withdrawal charges since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities had been introduced as of the Portfolio inception date.

   Past performance is no guarantee of future results.

   We may demonstrate hypothetical future values of Account Balances over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the

Portfolios. These presentations reflect the deduction of the Separate Account charge, the Annual Contract Fee, if any, and the weighted average of investment-related charges for all Portfolios to depict investment-related charges.

   We may demonstrate hypothetical future values of Account Balances for a specific Portfolio based upon the assumed rates of return previously described, the deduction of the Separate Account charge and the Annual Contract Fee, if any, and the investment-related charges for the specific Portfolio to depict investment-related charges.

   We may demonstrate the hypothetical historical value of each optional benefit for a specified period based on historical net asset values of the Portfolios and the annuity purchase rate, if applicable, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge and the Annual Contract Fee, if any, the investment-related charge and the charge for the optional benefit being illustrated.

   We may demonstrate hypothetical future values of each optional benefit over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, the annuity purchase rate, if applicable, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge and the Annual Contract Fee, if any, the weighted average of investment-related charges for all Portfolios to depict investment-related charges and the charge for the optional benefit being illustrated.

   We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge, the investment-related charge and the Annual Contract Fee, if any.

   We may demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge, the Annual Contract Fee, if any, and the weighted average of investment-related charges for all Portfolios to depict investment-related charges.

   Any illustration should not be relied on as a guarantee of future results.

                                 VOTING RIGHTS

   In accordance with our view of the present applicable law, we will vote the shares of each of the Portfolios held by the Separate Account (which are deemed attributable to all the Deferred Annuities described in the Prospectus) at regular and special meetings of the shareholders of the Portfolio based on instructions received from those having the voting interest in corresponding investment divisions of the Separate Account. However, if the 1940 Act or any rules thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the shares of the Portfolios in our own right, we may elect to do so.

   Accordingly, you have voting interests under all the Deferred Annuities described in the Prospectus. The number of shares held in each Separate Account investment division deemed attributable to you is determined by dividing the value of accumulation or annuity units attributable to you in that investment division, if any, by the net asset value of one share in the Portfolio in which the assets in that Separate Account investment division are invested. Fractional votes will be counted. The number of shares for which you have the right to give instructions will be determined as of the record date for the meeting.

   Portfolio shares held in each registered separate account of MetLife or any affiliate that are or are not attributable to life insurance policies or annuities (including all the Deferred Annuities described in the Prospectus) and for which no timely instructions are received will be voted in the same proportion as the shares for which voting instruction are received by that separate account. Portfolio shares held in the general accounts or unregistered separate accounts of MetLife or its affiliates will be voted in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the shares that are voted in proportion to such voting instructions. However, if we or an affiliate determine that we are permitted to vote any such shares, in our own right, we may elect to do so subject to the then current interpretation of the 1940 Act or any rules thereunder.

   Qualified retirement plans do not have voting interests through life insurance or annuity contracts and do not vote these interests based upon the number of shares held in the Separate Account investment division deemed attributable to those qualified retirement plans. Shares are held by the plans themselves and are voted directly; the instruction process does not apply.

   You will be entitled to give instructions regarding the votes attributable to your Deferred Annuity, in your sole discretion.

   You may give instructions regarding, among other things, the election of the board of directors, ratification of the election of an independent registered public accounting firm, and the approval of investment and sub-investment managers.

                       DISREGARDING VOTING INSTRUCTIONS

   MetLife may disregard voting instructions under the following circumstances
(1) to make or refrain from making any change in the investments or investment policies for any Portfolio if required by any insurance regulatory authority;
(2) to refrain from making any change in the investment policies for any investment manager or principal underwriter or any Portfolio which may be initiated by those having voting interests or the Metropolitan Fund's or Met Investors Fund's or American Funds' boards of directors, provided MetLife's disapproval of the change is reasonable and, in the case of a change in investment policies or investment manager, based on a good faith determination that such change would be contrary to state law or otherwise inappropriate in light of the Portfolio's objective and purposes; or (3) to enter into or refrain from entering into any advisory agreement or underwriting contract, if required by any insurance regulatory authority.

   In the event that MetLife does disregard voting instructions, a summary of the action and the reasons for such action will be included in the next semiannual report.

                                     ERISA

   If your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and you are married, the income payments, withdrawal provisions, and methods of payment of the death benefit under your Deferred Annuity may be subject to your spouse's rights as described below.

   Generally, the spouse must give qualified consent whenever you elect to:

      a. choose income payments other than on a qualified joint and survivor annuity basis ("QJSA") (one under which we make payments to you during your lifetime and then make payments reduced by no more than 50% to your spouse for his or her remaining life, if any); or choose to waive the qualified pre- retirement survivor annuity benefit ("QPSA") (the benefit payable to the surviving spouse of a participant who dies with a vested interest in an accrued retirement benefit under the plan before payment of the benefit has begun);

      b. make certain withdrawals under plans for which a qualified consent is required;

      c. name someone other than the spouse as your beneficiary;

      d. use your accrued benefit as security for a loan exceeding $5,000.

   Generally, there is no limit to the number of your elections as long as a qualified consent is given each time. The consent to waive the QJSA must meet certain requirements, including that it be in writing, that it acknowledges the identity of the designated beneficiary and the form of benefit selected, dated, signed by your spouse, witnessed by a notary public or plan representative, and that it be in a form satisfactory to us. The waiver of a QJSA generally must be executed during the 90-day period ending on the date on which income payments are to commence, or the withdrawal or the loan is to be made, as the case may be. If you die before benefits commence, your surviving spouse will be your beneficiary unless he or she has given a qualified consent otherwise. The qualified consent to waive the QPSA benefit and the beneficiary designation must be made in writing that acknowledges the designated beneficiary, dated, signed by your spouse, witnessed by a notary public or plan representative and in a form satisfactory to us. Generally, there is no limit to the number of beneficiary designations as long as a qualified consent accompanies each designation. The waiver of and the qualified consent for the QPSA benefit generally may not be given until the plan year in which you attain age 35. The waiver period for the QPSA ends on the date of your death.

   If the present value of your benefit is worth $5,000 or less, your plan generally may provide for distribution of your entire interest in a lump sum without spousal consent.

                               TAXES-SIMPLE IRAS
                         ELIGIBILITY AND CONTRIBUTIONS

   To be eligible to establish a SIMPLE IRA plan, your employer must have no more than 100 employees and the SIMPLE IRA must be the only tax qualified retirement plan maintained by your employer. Many of the same tax rules that apply to Traditional IRAs also apply to SIMPLE IRAs. However, the contribution limits, premature distribution rules, and rules applicable to eligible rollovers and transfers differ as explained below.

   If you are participating in a SIMPLE IRA plan you may generally make contributions which are excluded from your gross income under a qualified salary reduction arrangement on a pre-tax basis of up to the limits in the table shown below.


   Note: The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") increased the maximum annual contribution limits for SIMPLE IRA's and added an additional "catch-up" provision for taxpayers age 50 and above. For 2005, the maximum annual contribution limit was increased to $9,000.00 and participants 50 or older may contribute an additional $1,500. The table below shows the deductible amount for each year including the increase in the deductible amount for the 50+catch-up, as provided under EGTRRA. The contribution limits in excess of $6,000 as provided under EGTRRA are set to return to the pre-EGTRRA limits after 2010 unless further action is taken by Congress.



      FOR TAX YEARS         CONTRIBUTION LIMIT FOR       LIMIT FOR TAXPAYERS
      BEGINNING IN          TAXPAYERS UNDER AGE 50        AGE 50 AND OLDER
      -------------         ----------------------       -------------------
          2006                      $10,000                    $12,500
     and thereafter

   Note: the Contribution limit above will be adjusted for inflation in years after 2007.


   These contributions, not including the age 50+catch-up, (as well as any other salary reduction contributions to qualified plans of an employer), are also subject to the aggregate annual limitation under section 402 (g) of the Internal Revenue Code as shown below.


                 FOR TAXABLE YEARS
             BEGINNING IN CALENDAR YEAR  APPLICABLE DOLLAR LIMIT
             --------------------------  -----------------------
                2006 and thereafter              $15,000


   You may also make rollovers and direct transfers into your SIMPLE IRA annuity contract from another SIMPLE IRA annuity contract or account. No other contributions, rollovers or transfers can be made to your SIMPLE IRA.

   You may not make Traditional IRA contributions or Roth IRA contributions to your SIMPLE IRA. You may not make eligible rollover contributions from other types of qualified retirement plans.

                                   ROLLOVERS

   Tax-free rollovers and direct transfers from a SIMPLE IRA can only be made to another SIMPLE IRA annuity or account during the first two years that you participate in the SIMPLE IRA plan. After this two year period, tax-free rollovers and transfers may be made from your SIMPLE IRA into a Traditional IRA annuity or account, as well as into another SIMPLE IRA.

   In order to be a tax-free rollover from your SIMPLE IRA, the money must generally be transferred into the new SIMPLE IRA (or Traditional IRA after two years) within 60 days of the distribution.

   The rollover is "tax-free" in that no income tax will be due on account of the distribution or transfer. The funds rolled over, in addition to any annual contributions made to the new IRA and any earnings thereon are ultimately taxed when they are distributed from the new IRA.

                       MINIMUM DISTRIBUTION REQUIREMENTS

   Final income tax regulations regarding minimum distribution requirements were released in June 2004. These regulations affect both deferred and income annuities. Under these new rules, effective with respect to minimum distributions required for the 2006 distribution year, in general, the value of all benefits under a deferred annuity (including death benefits in excess of cash value, as well as all living benefits) must be added to the account value in computing the amount required to be distributed over the applicable period. The new rules are not entirely clear and you should consult your own tax advisors as to how these rules affect your own Contract.

                               INVESTOR CONTROL

   In some circumstances, contract owners of variable annuity contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the contract owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Contracts, we believe that the contract owner of a Contract should not be treated as the contract owner of the separate account assets. We reserve the right to modify the Contract to bring it into conformity with applicable standards should such modification be necessary to prevent a contract owner of the Contract from being treated as the contract owner of the underlying separate account assets.

                        ACCUMULATION UNIT VALUES TABLES

   These tables show fluctuations in the Accumulation Unit Values for the possible mixes offered in the Deferred Annuity for each investment division from year-end to year-end (except the highest possible and lowest possible mix which are in the prospectus).

                                TABLES GROUP I
       METROPOLITAN FUND AND MET INVESTORS FUND SHARE CLASS E PORTFOLIOS
                                      AND
                     THE AMERICAN FUND CLASS 2 PORTFOLIOS


   Share Class E of the Metropolitan Fund and Met Investors Fund Portfolios was available prior to May 1, 2004. Lower Separate Account charges for the American Funds Divisions were in effect prior to May 1, 2004. The accumulation unit values prior to May 1, 2004 reflect the lower Separate Account charges for the American Funds Investment Divisions then in effect. The accumulation unit values for the Metropolitan Fund and Met Investors Fund Share Class E Portfolios reflect lower 12b-1 Plan fees which were available prior to May 1, 2004. In addition, different charges for certain optional benefits were in effect prior to May 1, 2003. Therefore, the accumulation unit values prior to May 1, 2003, for Deferred Annuities with these optional benefits reflect the lower charges then in effect. Values after April 30, 2003, reflect the higher charges currently in place. A lower charge for the Guaranteed Minimum Income Benefit when it was purchased with either of the optional death benefits was in effect from May 1, 2004 through April 30, 2005. Version III of the Guaranteed Minimum Income Benefit was introduced May 1, 2005. Had Version III of the Guaranteed Minimum Income Benefit currently available been available during prior time periods, the accumulation unit values for mixes including it would have been lower. The information in these tables has been derived from the Separate Account's full financial statements or other reports (such as the annual report). The Guaranteed Minimum Income Benefit the Guaranteed Minimum Accumulation Benefit, and Guaranteed Withdrawal Benefit charges are made by canceling accumulation units and, therefore, these charges are not reflected in the Accumulation Unit Value. However, purchasing either of these options will result in a higher charge. The Enhanced Guaranteed Withdrawal Benefit and the Guaranteed Minimum Accumulation Benefit were introduced on November 1, 2005.


                                TABLES GROUP II
       METROPOLITAN FUND AND MET INVESTORS FUND SHARE CLASS B PORTFOLIOS


   Share Class B of the Metropolitan Fund and Met Investors Fund Portfolios was made available May 1, 2004. The accumulation unit values for the Deferred Annuity with the Metropolitan Fund and Met Investors Fund Share Class B Portfolios reflect 12b-1 Plan fees currently in place. A lower charge for the Guaranteed Minimum Income Benefit when it was purchased with either of the optional death benefits was in effect from May 1, 2004 through April 30, 2005. Version III of the Guaranteed Minimum Income Benefit was introduced May 1, 2005. Had Version III of the Guaranteed Minimum Income Benefit currently available been available during prior time periods, the accumulation unit values for mixes including it would have been lower. The information in these tables has been derived from the Separate Account's full financial statements or other reports (such as the annual report). The Guaranteed Minimum Income Benefit, the Guaranteed Minimum Accumulation Benefit and Guaranteed Withdrawal Benefit charges are made by canceling accumulation units and, therefore, these charges are not reflected in the Accumulation Unit Value. However, purchasing either of these options will result in a higher charge. The Enhanced Guaranteed Withdrawal Benefit and the Guaranteed Minimum Accumulation Benefit were introduced on July 17, 2004.

                                    GROUP I
                       B CLASS WITH BASIC DEATH BENEFIT

                                                                                  NUMBER OF
                                                       BEGINNING OF              ACCUMULATION
                                                           YEAR     END OF YEAR  UNITS END OF
                                                       ACCUMULATION ACCUMULATION   YEAR (IN
                                                  YEAR  UNIT VALUE   UNIT VALUE   THOUSANDS)
                                                  ---- ------------ ------------ ------------
BlackRock Aggressive Growth Division/(c)/........ 2004    $34.94       $38.91        156.30
                                                  2003     25.16        34.94        109.45
                                                  2002     35.78        25.16         26.83
                                                  2001     37.92        35.78             0

BlackRock Bond Income Division/(a)/.............. 2004     48.34        49.77        633.04
                                                  2003     46.31        48.34        465.65
                                                  2002     43.36        46.31        207.29
                                                  2001     42.18        43.36             0

BlackRock Diversified Division/(c)/.............. 2004     37.46        40.06        977.17
                                                  2003     31.50        37.46        603.99
                                                  2002     37.06        31.50        212.79
                                                  2001     38.00        37.06             0

BlackRock Investment Trust Division/(c)/......... 2004     63.36        69.27        298.67
                                                  2003     49.34        63.36        221.15
                                                  2002     67.70        49.34         79.78
                                                  2001     72.49        67.70             0

BlackRock Large Cap Value Division/(d)/.......... 2004     10.61        11.87        665.84
                                                  2003      7.93        10.61        347.10
                                                  2002     10.00         7.93         61.99

BlackRock Strategic Value Division/(c)/.......... 2004     16.08        18.29      2,936.78
                                                  2003     10.86        16.08      1,935.48
                                                  2002     14.01        10.86        796.00
                                                  2001     14.24        14.01             0

Davis Venture Value Division/(c)/................ 2004     28.45        31.50        698.14
                                                  2003     22.03        28.45        347.99
                                                  2002     26.73        22.03        115.14
                                                  2001     27.46        26.73             0

FI International Stock Division/(c)/............. 2004     11.97        13.94        551.56
                                                  2003      9.48        11.97        484.43
                                                  2002     11.65         9.48        178.14
                                                  2001     12.45        11.65             0

FI Mid Cap Opportunities Division/(h)/........... 2004     14.68        16.96             0
                                                  2003     11.05        14.68        348.99
                                                  2002     15.79        11.05        147.10
                                                  2001     18.33        15.79             0

FI Value Leaders Division/(d)/................... 2004     23.77        26.65        161.55
                                                  2003     18.99        23.77         97.41
                                                  2002     23.05        18.99         11.62

Franklin Templeton Small Cap Growth Division/(c)/ 2004      8.97         9.84        513.19
                                                  2003      6.28         8.97        347.70
                                                  2002      8.81         6.28        139.63
                                                  2001      9.18         8.81             0

                                                                                      NUMBER OF
                                                           BEGINNING OF              ACCUMULATION
                                                               YEAR     END OF YEAR  UNITS END OF
                                                           ACCUMULATION ACCUMULATION   YEAR (IN
                                                      YEAR  UNIT VALUE   UNIT VALUE   THOUSANDS)
                                                      ---- ------------ ------------ ------------
Harris Oakmark Focused Value Division/(c)/........... 2004    $31.30       $33.93      1,146.37
                                                      2003     23.93        31.30        770.53
                                                      2002     26.62        23.93        319.70
                                                      2001     25.72        26.62             0

Harris Oakmark International Division/(d)/........... 2004     11.82        14.08        619.95
                                                      2003      8.85        11.82        215.93
                                                      2002     10.91         8.85         26.55

Harris Oakmark Large Cap Value Division/(c)/......... 2004     12.10        13.29      2,844.74
                                                      2003      9.77        12.10      1,979.92
                                                      2002     11.54         9.77        841.40
                                                      2001     11.70        11.54             0

Janus Aggressive Growth Division/(e)/................ 2004      6.81         7.30        275.10
                                                      2003      5.31         6.81        223.01
                                                      2002      7.75         5.31        121.49
                                                      2001      8.87         7.75

Lehman Brothers(R) Aggregate Bond Index Division/(c)/ 2004     12.73        13.06      6,975.65
                                                      2003     12.46        12.73      4,126.37
                                                      2002     11.46        12.46      1,270.56
                                                      2001     11.23        11.46             0

Loomis Sayles Small Cap Division/(c)/................ 2004     23.67        27.16        126.58
                                                      2003     17.59        23.67         84.98
                                                      2002     22.73        17.59         30.56
                                                      2001     23.21        22.73             0

Lord Abbett Bond Debenture Division/(b)/............. 2004     12.46        13.31      1,086.67
                                                      2003     10.57        12.46        701.24
                                                      2002     10.58        10.57        108.57
                                                      2001     10.84        10.58             0

Met/AIM Mid Cap Core Equity Division/(d)/............ 2004     12.10        13.67        489.91
                                                      2003      9.70        12.10        308.77
                                                      2002     11.41         9.70         60.12

Met/AIM Small Cap Growth Division/(d)/............... 2004     11.68        12.29        237.35
                                                      2003      8.51        11.68        136.85
                                                      2002     11.24         8.51         46.27

Met/Putnam Voyager Division/(c) (g)/................. 2004      4.30         4.44        515.46
                                                      2003      3.46         4.30        417.29
                                                      2002      4.94         3.46        205.62
                                                      2001      5.40         4.94             0

MetLife Mid Cap Stock Index Division/(c)/............ 2004     11.56        13.22      1,956.60
                                                      2003      8.68        11.56      1,822.43
                                                      2002     10.35         8.68        569.76
                                                      2001     10.45        10.35             0

MetLife Stock Index Division/(c)/.................... 2004     35.47        38.66      3,187.95
                                                      2003     28.06        35.47      1,642.61
                                                      2002     36.62        28.06        444.24
                                                      2001     38.76        36.62             0

                                                                                            NUMBER OF
                                                                 BEGINNING OF              ACCUMULATION
                                                                     YEAR     END OF YEAR  UNITS END OF
                                                                 ACCUMULATION ACCUMULATION   YEAR (IN
                                                            YEAR  UNIT VALUE   UNIT VALUE   THOUSANDS)
                                                            ---- ------------ ------------ ------------
MFS Investors Trust Division/(c)/.......................... 2004    $ 7.87       $ 8.65        391.32
                                                            2003      6.56         7.87        220.51
                                                            2002      8.33         6.56         73.89
                                                            2001      8.75         8.33             0

MFS Research International Division/(c)/................... 2004      9.55        11.28        366.83
                                                            2003      7.32         9.54        267.43
                                                            2002      8.39         7.32        128.79
                                                            2001      9.03         8.39             0

Morgan Stanley EAFE(R) Index Division/(c)/................. 2004      9.66        11.39      2,508.51
                                                            2003      7.12         9.66      2,261.79
                                                            2002      8.65         7.12        634.34
                                                            2001      9.42         8.65             0

Neuberger Berman Mid Cap Value Division/(c)/............... 2004     18.18        22.04      1,282.09
                                                            2003     13.50        18.18        624.46
                                                            2002     15.14        13.50        222.74
                                                            2001     15.44        15.14             0

Oppenheimer Global Equity Division/(c)/.................... 2004     13.10        15.03        371.22
                                                            2003     10.18        13.10        304.09
                                                            2002     12.29        10.18        112.44
                                                            2001     13.02        12.29             0

PIMCO Total Return Division/(c)/........................... 2004     11.65        12.08      4,762.35
                                                            2003     11.30        11.65      3,804.83
                                                            2002     10.46        11.30      1,550.34
                                                            2001     10.26        10.46             0

RCM Global Technology Division/(c)/........................ 2004      4.63         4.37      1,653.98
                                                            2003      2.98         4.63      1,104.38
                                                            2002      6.10         2.98        202.85
                                                            2001      7.06         6.10             0

Russell 2000(R) Index Division/(c)/........................ 2004     13.60        15.78      1,252.64
                                                            2003      9.43        13.60      1,129.51
                                                            2002     12.03         9.43        325.52
                                                            2001     12.08        12.03             0

Salomon Brothers Strategic Bond Opportunities Division/(c)/ 2004     19.27        20.26      1,414.14
                                                            2003     17.34        19.27        881.38
                                                            2002     16.06        17.34        206.42
                                                            2001     15.74        16.06             0

Salomon Brothers U.S. Government Division/(c)/............. 2004     15.92        16.16      1,466.21
                                                            2003     15.87        15.92      1,412.01
                                                            2002     14.94        15.87        883.29
                                                            2001     14.64        14.94             0

T. Rowe Price Large Cap Growth Division/(c)/............... 2004     11.31        12.25        856.65
                                                            2003      8.77        11.31        548.86
                                                            2002     11.57         8.77        192.64
                                                            2001     11.70        11.57             0

                                                                             NUMBER OF
                                                  BEGINNING OF              ACCUMULATION
                                                      YEAR     END OF YEAR  UNITS END OF
                                                  ACCUMULATION ACCUMULATION   YEAR (IN
                                             YEAR  UNIT VALUE   UNIT VALUE   THOUSANDS)
                                             ---- ------------ ------------ ------------
T. Rowe Price Mid-Cap Growth Division/(c)/.. 2004    $ 6.17       $ 7.19      1,149.85
                                             2003      4.57         6.17        675.77
                                             2002      8.27         4.57        160.72
                                             2001      8.65         8.27             0

T. Rowe Price Small Cap Growth Division/(c)/ 2004     12.22        13.40        532.10
                                             2003      8.80        12.22        344.99
                                             2002     12.17         8.80        104.81
                                             2001     12.36        12.17             0

                                    GROUP I
                  B CLASS WITH EARNINGS PRESERVATION BENEFIT

                                                                                         NUMBER OF
                                                              BEGINNING OF              ACCUMULATION
                                                                  YEAR     END OF YEAR  UNITS END OF
                                                              ACCUMULATION ACCUMULATION   YEAR (IN
                                                         YEAR  UNIT VALUE   UNIT VALUE   THOUSANDS)
                                                         ---- ------------ ------------ ------------
American Funds Global Small Capitalization Division/(c)/ 2004   $ 16.14      $ 19.19        41.05
                                                         2003     10.69        16.14        21.72
                                                         2002     13.43        10.69      11.5778
                                                         2001     13.75        13.43

American Funds Growth Division/(c)/..................... 2004    109.75       121.43        19.35
                                                         2003     81.56       109.75        13.97
                                                         2002    109.75        81.56       3.8726
                                                         2001    121.23       109.75            0

American Funds Growth-Income Division/(c)/.............. 2004     85.41        92.72        24.86
                                                         2003     65.57        85.41        14.12
                                                         2002     81.64        65.57       6.2364
                                                         2001     85.05        81.64            0

BlackRock Aggressive Growth Division/(c)/............... 2004     33.59        37.32         3.54
                                                         2003     24.26        33.59         2.33
                                                         2002     34.58        24.26        .4693
                                                         2001     36.68        34.58            0

BlackRock Bond Income Division/(a)/..................... 2004     45.92        47.17        14.98
                                                         2003     44.11        45.92        14.89
                                                         2002     41.40        44.11      11.0482
                                                         2001     40.31        41.40            0

BlackRock Diversified Division/(c)/..................... 2004     35.86        38.25        16.55
                                                         2003     30.23        35.86        17.40
                                                         2002     35.66        30.23       4.5058
                                                         2001     36.59        35.66            0

BlackRock Investment Trust Division/(c)/................ 2004     60.19        65.64         6.83
                                                         2003     46.99        60.19        60.72
                                                         2002     64.64        46.99       3.2369
                                                         2001     69.28        64.64            0

BlackRock Large Cap Value Division/(d)/................. 2004     10.56        11.79        12.81
                                                         2003      7.92        10.56         2.69
                                                         2002     10.00         7.92        .0464

BlackRock Strategic Value Division/(c)/................. 2004     15.94        18.08        58.42
                                                         2003     10.80        15.94        45.45
                                                         2002     13.96        10.80      30.7045
                                                         2001     14.20        13.96            0

Davis Venture Value Division/(c)/....................... 2004     27.80        30.71        11.37
                                                         2003     21.59        27.80         9.29
                                                         2002     26.26        21.59       1.1835
                                                         2001     27.00        26.26            0

FI International Stock Division/(c)/.................... 2004     11.59        13.47         4.52
                                                         2003      9.20        11.59         5.02
                                                         2002     11.34         9.20       2.6122
                                                         2001     12.14        11.34            0

                                                                                   NUMBER OF
                                                        BEGINNING OF              ACCUMULATION
                                                            YEAR     END OF YEAR  UNITS END OF
                                                        ACCUMULATION ACCUMULATION   YEAR (IN
                                                   YEAR  UNIT VALUE   UNIT VALUE   THOUSANDS)
                                                   ---- ------------ ------------ ------------

FI Mid Cap Opportunities Division/(h)/............ 2004    $14.43       $16.63        27.85
                                                   2003     10.89        14.43        12.41
                                                   2002     15.60        10.89       5.5662
                                                   2001     18.13        15.60            0

FI Value Leaders Division/(d)/.................... 2004     23.14        25.88         2.65
                                                   2003     18.54        23.14         2.07
                                                   2002     22.53        18.54        .0154

Franklin Templeton Small Cap Growth Division/(c)/. 2004      8.91         9.75         5.33
                                                   2003      6.25         8.91         6.42
                                                   2002      8.79         6.25        .8783
                                                   2001      9.17         8.79            0

Harris Oakmark Focused Value Division/(c)/........ 2004     30.48        32.95        26.04
                                                   2003     23.36        30.48        18.64
                                                   2002     26.05        23.36      12.9733
                                                   2001     25.20        26.05            0

Harris Oakmark International Division/(d)/........ 2004     11.75        13.97         5.01
                                                   2003      8.83        11.75         1.72
                                                   2002     10.90         8.83        .1232

Harris Oakmark Large Cap Value Division/(c)/...... 2004     11.94        13.09        71.18
                                                   2003      9.67        11.94        51.21
                                                   2002     11.45         9.67      34.7514
                                                   2001     11.62        11.45

Janus Aggressive Growth Division/(c) (e)/......... 2004      6.76         7.23         3.22
                                                   2003      5.29         6.76         1.90
                                                   2002      7.74         5.29       3.3399
                                                   2001      8.87         7.74            0

Lehman Brothers Aggregate Bond Index Division/(c)/ 2004     12.57        12.86        86.68
                                                   2003     12.33        12.57        54.53
                                                   2002     11.37        12.33      33.5558
                                                   2001     11.16        11.37            0

Loomis Sayles Small Cap Division/(c)/............. 2004     23.11        26.45         6.75
                                                   2003     17.21        23.11         3.32
                                                   2002     22.30        17.21       1.5328
                                                   2001     22.79        22.30            0

Lord Abbett Bond Debenture Division/(b)/.......... 2004     12.25        13.06        33.80
                                                   2003     10.42        12.25        33.03
                                                   2002     10.45        10.42       1.9968
                                                   2001     10.72        10.45            0

MET/AIM Mid Cap Core Equity Division/(d)/......... 2004     12.03        13.56         6.99
                                                   2003      9.67        12.03         5.23
                                                   2002     11.39         9.67        .0378

MET/AIM Small Cap Growth Division/(d)/............ 2004     11.62        12.19         5.40
                                                   2003      8.48        11.62         3.48
                                                   2002     11.23         8.48       1.2889

                                                                             NUMBER OF
                                                  BEGINNING OF              ACCUMULATION
                                                      YEAR     END OF YEAR  UNITS END OF
                                                  ACCUMULATION ACCUMULATION   YEAR (IN
                                             YEAR  UNIT VALUE   UNIT VALUE   THOUSANDS)
                                             ---- ------------ ------------ ------------

Met/Putnam Voyager Division/(c) (g)/........ 2004    $ 4.26       $ 4.39         8.03
                                             2003      3.44         4.26         5.78
                                             2002      4.92         3.44        6.562
                                             2001      5.39         4.92            0

MetLife Mid Cap Stock Index Division/(c)/... 2004     11.46        13.07        37.42
                                             2003      8.63        11.46        36.59
                                             2002     10.31         8.63      17.2997
                                             2001     10.42        10.31            0

MetLife Stock Index Division/(c)/........... 2004     34.28        37.27        75.70
                                             2003     27.19        34.28        48.27
                                             2002     35.57        27.19      14.2245
                                             2001     37.69        35.57            0

MFS Investors Trust Division/(c)/........... 2004      7.78         8.52         8.37
                                             2003      6.50         7.78         4.47
                                             2002      8.27         6.50         .729
                                             2001      8.70         8.27            0

MFS Research International Division/(c)/.... 2004      9.48        11.17         7.27
                                             2003      7.28         9.48         6.37
                                             2002      8.37         7.28       1.1564
                                             2001      9.02         8.37            0

Morgan Stanley EAFE Index Division/(c)/..... 2004      9.53        11.21        43.82
                                             2003      7.05         9.53        37.89
                                             2002      8.59         7.05      15.9787
                                             2001      9.36         8.59            0

Neuberger Berman Mid Cap Value Division/(c)/ 2004     17.95        21.70        25.65
                                             2003     13.36        17.95        16.50
                                             2002     15.02        13.36      10.7329
                                             2001     15.34        15.02            0

Oppenheimer Global Equity Division/(c)/..... 2004     12.88        14.73        13.22
                                             2003     10.03        12.88        12.72
                                             2002     12.14        10.03       3.4033
                                             2001     12.88        12.14            0

PIMCO Total Return Division/(c)/............ 2004     11.57        11.97        80.03
                                             2003     11.25        11.57        79.84
                                             2002     10.44        11.25      33.6049
                                             2001     10.25        10.44            0

RCM Global Technology Division/(c)/......... 2004      4.60         4.33        40.21
                                             2003      2.96         4.60        32.01
                                             2002      6.09         2.96       3.7204
                                             2001      7.05         6.09            0

Russell 2000 Index Division/(c)/............ 2004     13.43        15.54        37.27
                                             2003      9.34        13.43        23.97
                                             2002     11.93         9.34      10.1323
                                             2001     12.00        11.93            0

                                                                                            NUMBER OF
                                                                 BEGINNING OF              ACCUMULATION
                                                                     YEAR     END OF YEAR  UNITS END OF
                                                                 ACCUMULATION ACCUMULATION   YEAR (IN
                                                            YEAR  UNIT VALUE   UNIT VALUE   THOUSANDS)
                                                            ---- ------------ ------------ ------------

Salomon Brothers Strategic Bond Opportunities Division/(c)/ 2004    $18.83       $19.75        22.13
                                                            2003     16.99        18.83        12.14
                                                            2002     15.77        16.99       2.3907
                                                            2001     15.48        15.77            0

Salomon Brothers U.S. Government Division/(c)/............. 2004     15.56        15.75        29.49
                                                            2003     15.55        15.56        31.13
                                                            2002     14.67        15.55      27.4269
                                                            2001     14.39        14.67            0

T. Rowe Price Large Cap Growth Division/(c)/............... 2004     11.16        12.07        29.75
                                                            2003      8.68        11.16        19.96
                                                            2002     11.48         8.68      10.0153
                                                            2001     11.62        11.48            0

T. Rowe Price Mid-Cap Growth Division/(c)/................. 2004      6.13         7.12        37.97
                                                            2003      4.55         6.13        24.33
                                                            2002      8.25         4.55      17.2567
                                                            2001      8.64         8.25            0

T. Rowe Price Small Cap Growth Division/(c)/............... 2004     12.01        13.14        14.62
                                                            2003      8.67        12.01         7.03
                                                            2002     12.02         8.67        2.846
                                                            2001     12.22        12.02            0

                                    GROUP I
                                    TABLE D
                   B CLASS WITH ANNUAL STEP-UP DEATH BENEFIT

                                                                                         NUMBER OF
                                                              BEGINNING OF              ACCUMULATION
                                                                  YEAR     END OF YEAR  UNITS END OF
                                                              ACCUMULATION ACCUMULATION   YEAR (IN
                                                         YEAR  UNIT VALUE   UNIT VALUE   THOUSANDS)
                                                         ---- ------------ ------------ ------------
American Funds Global Small Capitalization Division/(c)/ 2004   $ 16.19      $ 19.25        408.38
                                                         2003     10.76        16.19        155.88
                                                         2002     13.50        10.76       42.8167
                                                         2001     13.82        13.50             0

American Funds Growth Division/(c)/..................... 2004    110.90       122.77        181.05
                                                         2003     83.90       110.90         96.56
                                                         2002    112.74        83.90       24.9383
                                                         2001    124.46       112.74         49.70

American Funds Growth-Income Division/(c)/.............. 2004     86.31        93.74        220.43
                                                         2003     67.45        86.31        121.26
                                                         2002     83.86        67.45       34.4318
                                                         2001     87.32        83.86         67.89

BlackRock Aggressive Growth Division/(c)/............... 2004     33.86        37.63         50.19
                                                         2003     24.80        33.86         38.86
                                                         2002     35.30        24.80        7.3789
                                                         2001     37.42        35.30             0

BlackRock Bond Income Division/(a)/..................... 2004     46.39        47.68        106.00
                                                         2003     45.42        46.39         91.03
                                                         2002     42.57        45.42       48.4629
                                                         2001     41.42        42.57      1,903.48

BlackRock Diversified Division/(c)/..................... 2004     36.17        38.60        200.56
                                                         2003     30.99        36.17        164.29
                                                         2002     36.49        30.99       52.8699
                                                         2001     37.43        36.49             0

BlackRock Investment Trust Division/(c)/................ 2004     60.81        66.35         60.46
                                                         2003     48.38        60.81         57.55
                                                         2002     66.46        48.38       22.0987
                                                         2001     71.19        66.46             0

BlackRock Large Cap Value Division/(d)/................. 2004     10.57        11.80        174.69
                                                         2003      7.92        10.57         98.69
                                                         2002     10.00         7.93       25.9739

BlackRock Strategic Value Division/(c)/................. 2004     15.97        18.12        678.01
                                                         2003     10.84        15.97        531.88
                                                         2002     13.99        10.84      238.1783
                                                         2001     14.23        13.99        417.32

Davis Venture Value Division/(c)/....................... 2004     27.93        30.86        143.47
                                                         2003     21.85        27.93         93.19
                                                         2002     26.54        21.85       26.0367
                                                         2001     27.27        26.54             0

FI International Stock Division/(c)/.................... 2004     11.67        13.57        132.01
                                                         2003      9.37        11.67        117.71
                                                         2002     11.52         9.37       43.5944
                                                         2001     12.33        11.52             0

                                                                                   NUMBER OF
                                                        BEGINNING OF              ACCUMULATION
                                                            YEAR     END OF YEAR  UNITS END OF
                                                        ACCUMULATION ACCUMULATION   YEAR (IN
                                                   YEAR  UNIT VALUE   UNIT VALUE   THOUSANDS)
                                                   ---- ------------ ------------ ------------
FI Mid Cap Opportunities Division/(h)/............ 2004    $14.48       $16.69        184.34
                                                   2003     10.98        14.48         90.65
                                                   2002     15.71        10.98       27.9733
                                                   2001     18.25        15.71             0

FI Value Leaders Division/(d)/.................... 2004     23.27        26.04         27.98
                                                   2003     18.81        23.27         20.11
                                                   2002     22.84        18.81        1.2259

Franklin Templeton Small Cap Growth Division/(c)/. 2004      8.92         9.77        167.90
                                                   2003      6.27         8.92        150.61
                                                   2002      8.80         6.27       42.1483
                                                   2001      9.18         8.80        640.84

Harris Oakmark Focused Value Division/(c)/........ 2004     30.64        33.14        270.80
                                                   2003     23.70        30.64        227.75
                                                   2002     26.39        23.70       100.258
                                                   2001     25.51        26.39      2,998.79

Harris Oakmark International Division/(d)/........ 2004     11.77        13.99        155.56
                                                   2003      8.84        11.77         37.43
                                                   2002     10.91         8.84        1.3756

Harris Oakmark Large Cap Value Division/(c)/...... 2004     11.97        13.13        726.14
                                                   2003      9.73        11.97        598.56
                                                   2002     11.51         9.73      250.0609
                                                   2001     11.67        11.51      6,882.86

Janus Aggressive Growth Division/(c) (e)/......... 2004      6.77         7.24         55.38
                                                   2003      5.30         6.77         49.64
                                                   2002      7.75         5.30       35.2502
                                                   2001      8.87         7.75        742.38

Lehman Brothers Aggregate Bond Index Division/(c)/ 2004     12.60        12.90      1,416.37
                                                   2003     12.40        12.60        956.25
                                                   2002     11.42        12.40      312.4582
                                                   2001     11.20        11.42      6,258.22

Loomis Sayles Small Cap Division/(c)/............. 2004     23.22        26.59         25.84
                                                   2003     17.44        23.22         17.31
                                                   2002     22.56        17.44        8.8451
                                                   2001     23.04        22.56             0

Lord Abbett Bond Debenture Division/(b)/.......... 2004     12.29        13.11        272.56
                                                   2003     10.51        12.29        203.09
                                                   2002     10.53        10.51       25.5283
                                                   2001     10.79        10.53             0

MET/AIM Mid Cap Core Equity Division/(d)/......... 2004     12.05        13.58        104.48
                                                   2003      9.68        12.05         81.96
                                                   2002     11.40         9.68       27.3618

MET/AIM Small Cap Growth Division/(d)/............ 2004     11.63        12.21         89.63
                                                   2003      8.50        11.63         55.46
                                                   2002     11.23         8.50       11.9895

                                                                             NUMBER OF
                                                  BEGINNING OF              ACCUMULATION
                                                      YEAR     END OF YEAR  UNITS END OF
                                                  ACCUMULATION ACCUMULATION   YEAR (IN
                                             YEAR  UNIT VALUE   UNIT VALUE   THOUSANDS)
                                             ---- ------------ ------------ ------------
Met/Putnam Voyager Division/(c) (g)/........ 2004    $ 4.27       $ 4.40        143.01
                                             2003      3.45         4.27        139.15
                                             2002      4.93         3.45       45.5048
                                             2001      5.40         4.93             0

MetLife Mid Cap Stock Index Division/(c)/... 2004     11.48        13.10        424.73
                                             2003      8.66        11.48        414.65
                                             2002     10.33         8.66      172.2108
                                             2001     10.44        10.33             0

MetLife Stock Index Division/(c)/........... 2004     34.51        37.54        567.30
                                             2003     27.71        34.51        350.46
                                             2002     36.20        27.71      119.4537
                                             2001     38.33        36.20             0

MFS Investors Trust Division/(c)/........... 2004      7.80         8.55         96.86
                                             2003      6.54         7.80         61.86
                                             2002      8.31         6.54        21.502
                                             2001      8.73         8.31             0

MFS Research International Division/(c)/.... 2004      9.51        11.21        121.07
                                             2003      7.30         9.51        102.35
                                             2002      8.38         7.30       43.7086
                                             2001      9.02         8.38        684.90

Morgan Stanley EAFE Index Division/(c)/..... 2004      9.56        11.25        502.00
                                             2003      7.09         9.56        452.59
                                             2002      8.63         7.09      185.0284
                                             2001      9.40         8.63             0

Neuberger Berman Mid Cap Value Division/(c)/ 2004     17.99        21.77        328.49
                                             2003     13.44        17.99        185.13
                                             2002     15.09        13.44       61.7745
                                             2001     15.40        15.09             0

Oppenheimer Global Equity Division/(c)/..... 2004     12.93        14.79        120.72
                                             2003     10.12        12.93        103.06
                                             2002     12.23        10.12       25.6921
                                             2001     12.97        12.23             0

PIMCO Total Return Division/(c)/............ 2004     11.59        11.99      1,105.98
                                             2003     11.28        11.59        965.96
                                             2002     10.45        11.28      348.3545
                                             2001     10.25        10.45        904.19

RCM Global Technology Division/(c)/......... 2004      4.60         4.33        434.67
                                             2003      2.97         4.60        366.28
                                             2002      6.10         2.97       26.8958
                                             2001      7.05         6.10             0

Russell 2000 Index Division/(c)/............ 2004     13.46        15.59        314.27
                                             2003      9.40        13.46        292.80
                                             2002     11.99         9.40       88.3595
                                             2001     12.05        11.99             0

                                                                                            NUMBER OF
                                                                 BEGINNING OF              ACCUMULATION
                                                                     YEAR     END OF YEAR  UNITS END OF
                                                                 ACCUMULATION ACCUMULATION   YEAR (IN
                                                            YEAR  UNIT VALUE   UNIT VALUE   THOUSANDS)
                                                            ---- ------------ ------------ ------------
Salomon Brothers Strategic Bond Opportunities Division/(c)/ 2004    $18.92       $19.85        350.51
                                                            2003     17.20        18.92        246.68
                                                            2002     15.94        17.20       63.3457
                                                            2001     15.63        15.94             0

Salomon Brothers U.S. Government Division/(c)/............. 2004     15.63        15.83        356.52
                                                            2003     15.75        15.63        335.48
                                                            2002     14.83        15.75      187.8153
                                                            2001     14.54        14.83             0

T. Rowe Price Large Cap Growth Division/(c)/............... 2004     11.19        12.11        183.15
                                                            2003      8.73        11.19        139.06
                                                            2002     11.54         8.73       31.2911
                                                            2001     11.67        11.54             0

T. Rowe Price Mid-Cap Growth Division/(c)/................. 2004      6.14         7.14        299.50
                                                            2003      4.56         6.14        171.30
                                                            2002      8.26         4.56       82.6621
                                                            2001      8.64         8.26        703.39

T. Rowe Price Small Cap Growth Division/(c)/............... 2004     12.06        13.19        106.04
                                                            2003      8.73        12.06         79.86
                                                            2002     12.11         8.75       20.2661
                                                            2001     12.30        12.11             0

                                    GROUP I
                   B CLASS WITH GREATER OF ANNUAL STEP-UP OR
                       5% ANNUAL INCREASE DEATH BENEFIT

                                                                                         NUMBER OF
                                                              BEGINNING OF              ACCUMULATION
                                                                  YEAR     END OF YEAR  UNITS END OF
                                                              ACCUMULATION ACCUMULATION   YEAR (IN
                                                         YEAR  UNIT VALUE   UNIT VALUE   THOUSANDS)
                                                         ---- ------------ ------------ ------------
American Funds Global Small Capitalization Division/(c)/ 2004   $ 16.05      $ 19.06       123.57
                                                         2003     10.69        16.05        44.97
                                                         2002     13.43        10.69      11.3615
                                                         2001     13.75        13.43            0

American Funds Growth Division/(c)/..................... 2004    107.59       118.94        64.42
                                                         2003     81.56       107.59        31.85
                                                         2002    109.75        81.56       8.9592
                                                         2001    121.23       109.75            0

American Funds Growth-Income Division/(c)/.............. 2004     83.73        90.80        79.03
                                                         2003     65.57        83.73        34.50
                                                         2002     81.64        65.57      13.7388
                                                         2001     85.05        81.64            0

BlackRock Aggressive Growth Division/(c)/............... 2004     33.07        36.70         9.47
                                                         2003     24.26        33.07         6.91
                                                         2002     34.58        24.26       1.7332
                                                         2001     36.68        34.58            0

BlackRock Bond Income Division/(a)/..................... 2004     44.99        46.16        39.50
                                                         2003     44.11        44.99        32.71
                                                         2002     41.40        44.11      21.8770
                                                         2001     40.31        41.40            0

BlackRock Diversified Division/(c)/..................... 2004     35.24        37.55        65.87
                                                         2003     30.23        35.24        49.96
                                                         2002     35.66        30.23      13.8607
                                                         2001     36.59        35.66            0

BlackRock Investment Trust Division/(c)/................ 2004     58.97        64.24        22.91
                                                         2003     46.99        58.97        17.16
                                                         2002     64.64        46.99      11.7707
                                                         2001     69.28        64.64            0

BlackRock Large Cap Value Division/(d)/................. 2004     10.55        11.76        32.16
                                                         2003      7.92        10.55        22.50
                                                         2002     10.00         7.92       5.4459

BlackRock Strategic Value Division/(c)/................. 2004     15.89        18.00       203.56
                                                         2003     10.80        15.89       152.52
                                                         2002     13.96        10.80      90.4366
                                                         2001     14.20        13.96            0

Davis Venture Value Division/(c)/....................... 2004     27.55        30.40        67.86
                                                         2003     21.59        27.55        44.84
                                                         2002     26.26        21.59      13.7811
                                                         2001     27.00        26.26            0

                                                                                   NUMBER OF
                                                        BEGINNING OF              ACCUMULATION
                                                            YEAR     END OF YEAR  UNITS END OF
                                                        ACCUMULATION ACCUMULATION   YEAR (IN
                                                   YEAR  UNIT VALUE   UNIT VALUE   THOUSANDS)
                                                   ---- ------------ ------------ ------------
FI International Stock Division/(c)/.............. 2004    $11.45       $13.29         33.66
                                                   2003      9.20        11.45         33.49
                                                   2002     11.34         9.20       22.1825
                                                   2001     12.14        11.34             0

FI Mid Cap Opportunities Cap Division/(h)/........ 2004     14.33        16.50         58.89
                                                   2003     10.89        14.33         18.23
                                                   2002     15.60        10.89        6.9292
                                                   2001     18.13        15.60             0

FI Value Leaders Division/(d)/.................... 2004     22.90        25.58         12.48
                                                   2003     18.54        22.90         12.61
                                                   2002     22.53        18.54         .0155

Franklin Templeton Small Cap Growth Division/(c)/. 2004      8.88         9.72         39.33
                                                   2003      6.25         8.88         25.82
                                                   2002      8.79         6.25        7.6511
                                                   2001      9.17         8.79             0

Harris Oakmark Focused Value Division/(c)/........ 2004     30.15        32.57         94.70
                                                   2003     23.36        30.15         68.04
                                                   2002     26.05        23.36       30.2872
                                                   2001     25.20        26.05             0

Harris Oakmark International Division/(d)/........ 2004     11.73        13.92         34.28
                                                   2003      8.83        11.73         11.44
                                                   2002     10.90         8.83        1.4993

Harris Oakmark Large Cap Value Division/(c)/...... 2004     11.88        13.01        224.72
                                                   2003      9.67        11.88        204.80
                                                   2002     11.45         9.67      101.4924
                                                   2001     11.62        11.45             0

Janus Aggressive Growth Division/(c) (e)/......... 2004      6.75         7.20         10.05
                                                   2003      5.29         6.75          8.05
                                                   2002      7.74         5.29        5.7802
                                                   2001      8.87         7.74             0

Lehman Brothers Aggregate Bond Index Division/(c)/ 2004     12.50        12.78        389.33
                                                   2003     12.33        12.50        253.93
                                                   2002     11.37        12.33      119.7994
                                                   2001     11.16        11.37             0

Loomis Sayles Small Cap Division/(c)/............. 2004     22.88        26.16         11.30
                                                   2003     17.21        22.88          5.83
                                                   2002     22.30        17.21        3.0041
                                                   2001     22.79        22.30             0

Lord Abbett Bond Debenture Division/(b)/.......... 2004     12.17        12.95        106.32
                                                   2003     10.42        12.17         78.53
                                                   2002     10.45        10.42       13.3010
                                                   2001     10.72        10.45             0

MET/AIM Mid Cap Core Equity Division/(d)/......... 2004     12.01        13.52         10.56
                                                   2003      9.67        12.01         13.32
                                                   2002     11.39         9.67        4.1455

                                                                             NUMBER OF
                                                  BEGINNING OF              ACCUMULATION
                                                      YEAR     END OF YEAR  UNITS END OF
                                                  ACCUMULATION ACCUMULATION   YEAR (IN
                                             YEAR  UNIT VALUE   UNIT VALUE   THOUSANDS)
                                             ---- ------------ ------------ ------------
MET/AIM Small Cap Growth Division/(d)/...... 2004    $11.59       $12.15          9.22
                                             2003      8.48        11.59          3.63
                                             2002     11.23         8.48        3.1270

Met/Putnam Voyager Division/(c) (g)/........ 2004      4.24         4.37         50.08
                                             2003      3.44         4.24
                                             2002      4.92         3.44       35.3573
                                             2001      5.39         4.92             0

MetLife Mid Cap Stock Index Division/(c)/... 2004     11.42        13.01        137.09
                                             2003      8.63        11.42        102.99
                                             2002     10.31         8.63       41.8576
                                             2001     10.42        10.31             0

MetLife Stock Index Division/(c)/........... 2004     33.81        36.72        179.42
                                             2003     27.19        33.81         95.42
                                             2002     35.57        27.19       32.6419
                                             2001     37.69        35.57             0

MFS Investors Trust Division/(c)/........... 2004      7.74         8.48         42.52
                                             2003      6.50         7.74         36.09
                                             2002      8.27         6.50        44.461
                                             2001      8.70         8.27             0

MFS Research International Division/(c)/.... 2004      9.45        11.12         10.45
                                             2003      7.28         9.45         10.55
                                             2002      8.37         7.28       10.2399
                                             2001      9.02         8.37             0

Morgan Stanley EAFE Index Division/(c)/..... 2004      9.49        11.14        146.39
                                             2003      7.05         9.49        126.46
                                             2002      8.59         7.05       59.8741
                                             2001      9.36         8.59             0

Neuberger Berman Mid Cap Value Division/(c)/ 2004     17.86        21.57         86.89
                                             2003     13.36        17.86         43.63
                                             2002     15.02        13.36       21.9528
                                             2001     15.34        15.02             0

Oppenheimer Global Equity Division/(c)/..... 2004     12.79        14.62         34.23
                                             2003     10.03        12.79         27.76
                                             2002     12.14        10.03        3.4582
                                             2001     12.88        12.14             0

PIMCO Total Return Division/(c)/............ 2004     11.54        11.92        269.90
                                             2003     11.25        11.54        216.26
                                             2002     10.44        11.25      101.1893
                                             2001     10.25        10.44             0

RCM Global Technology Division/(c)/......... 2004      4.58         4.31        106.24
                                             2003      2.96         4.58         83.66
                                             2002      6.09         2.96       22.6135
                                             2001      7.05         6.09             0

                                                                                            NUMBER OF
                                                                 BEGINNING OF              ACCUMULATION
                                                                     YEAR     END OF YEAR  UNITS END OF
                                                                 ACCUMULATION ACCUMULATION   YEAR (IN
                                                            YEAR  UNIT VALUE   UNIT VALUE   THOUSANDS)
                                                            ---- ------------ ------------ ------------
Russell 2000 Index Division/(c)/........................... 2004    $13.36       $15.44        68.92
                                                            2003      9.34        13.36        52.48
                                                            2002     11.93         9.34      24.5901
                                                            2001     12.00        11.93            0

Salomon Brothers Strategic Bond Opportunities Division/(c)/ 2004     18.66        19.55       110.41
                                                            2003     16.99        18.66        87.95
                                                            2002     15.77        16.99      26.2228
                                                            2001     15.48        15.77            0

Salomon Brothers U.S. Government Division/(c)/............. 2004     15.42        15.59        73.96
                                                            2003     15.55        15.42       216.26
                                                            2002     14.67        15.55      60.9621
                                                            2001     14.39        14.67            0

T. Rowe Price Large Cap Growth Division/(c)/............... 2004     11.10        11.99        97.78
                                                            2003      8.68        11.10        66.58
                                                            2002     11.48         8.68      32.7004
                                                            2001     11.62        11.48            0

T. Rowe Price Mid-Cap Growth Division/(c)/................. 2004      6.11         7.09        61.24
                                                            2003      4.55         6.11        41.77
                                                            2002      8.25         4.55      24.2219
                                                            2001      8.64         8.25            0

T. Rowe Price Small Cap Growth Division/(c)/............... 2004     11.93        13.03        38.47
                                                            2003      8.64        11.93        31.36
                                                            2002     12.02         8.67       6.6355
                                                            2001     12.22        12.02            0

                                    GROUP I
  B CLASS WITH ANNUAL STEP-UP DEATH BENEFIT AND EARNINGS PRESERVATION BENEFIT

                                                                                         NUMBER OF
                                                              BEGINNING OF              ACCUMULATION
                                                                  YEAR     END OF YEAR  UNITS END OF
                                                              ACCUMULATION ACCUMULATION   YEAR (IN
                                                         YEAR  UNIT VALUE   UNIT VALUE   THOUSANDS)
                                                         ---- ------------ ------------ ------------
American Funds Global Small Capitalization Division/(c)/ 2004   $ 15.96      $ 18.93        54.30
                                                         2003     10.64        15.96
                                                         2002     13.38        10.64      50.0659
                                                         2001     13.71        13.38            0

American Funds Growth Division/(c)/..................... 2004    105.47       116.46        26.21
                                                         2003     80.03       105.47        19.63
                                                         2002    107.81        80.03       9.5134
                                                         2001    119.13       107.81            0

American Funds Growth-Income Division/(c)/.............. 2004     82.08        88.92        30.73
                                                         2003     64.34        82.08        19.63
                                                         2002     80.19        64.34       4.3871
                                                         2001     83.58        80.19            0

BlackRock Aggressive Growth Division/(c)/............... 2004     32.56        36.09         4.96
                                                         2003     23.90        32.56         4.93
                                                         2002     34.11        23.90       2.8567
                                                         2001     36.20        34.11            0

BlackRock Bond Income Division/(a)/..................... 2004     44.07        45.18         7.52
                                                         2003     43.25        44.07        19.73
                                                         2002     40.64        43.25      18.9125
                                                         2001     39.58        40.64            0

BlackRock Diversified Division/(c)/..................... 2004     34.63        36.86        15.22
                                                         2003     29.74        34.63        31.49
                                                         2002     35.11        29.74       3.9718
                                                         2001     36.05        35.11       409.17

BlackRock Investment Trust Division/(c)/................ 2004     57.77        62.87         2.87
                                                         2003     46.08        57.77         2.19
                                                         2002     63.45        46.08       1.7484
                                                         2001     68.04        63.45            0

BlackRock Large Cap Value Division/(d)/................. 2004     10.53        11.72         4.52
                                                         2003      7.91        10.53         3.41
                                                         2002     10.00         7.91        .1086

BlackRock Strategic Value Division/(c)/................. 2004     15.83        17.92       108.22
                                                         2003     10.77        15.83       104.78
                                                         2002     13.94        10.77      80.5334
                                                         2001     14.19        13.94       689.30

Davis Venture Value Division/(c)/....................... 2004     27.30        30.09        18.19
                                                         2003     21.41        27.30        10.99
                                                         2002     26.07        21.41       2.0661
                                                         2001     26.82        26.07       552.03

FI International Stock Division/(c)/.................... 2004     11.30        13.11        12.96
                                                         2003      9.10        11.30         8.02
                                                         2002     11.22         9.10       3.3054
                                                         2001     12.01        11.22            0

                                                                                   NUMBER OF
                                                        BEGINNING OF              ACCUMULATION
                                                            YEAR     END OF YEAR  UNITS END OF
                                                        ACCUMULATION ACCUMULATION   YEAR (IN
                                                   YEAR  UNIT VALUE   UNIT VALUE   THOUSANDS)
                                                   ---- ------------ ------------ ------------
FI Mid Cap Opportunities Division/(h)/............ 2004    $14.24       $16.37        20.72
                                                   2003     10.82        14.24        51.14
                                                   2002     15.52        10.82      49.9533
                                                   2001     18.05        15.52            0

FI Value Leaders Division/(d)/.................... 2004     22.65        25.29         1.80
                                                   2003     18.36        22.65         1.62
                                                   2002     22.33        18.36        .1216

Franklin Templeton Small Cap Growth Division/(c)/. 2004      8.86         9.68        13.33
                                                   2003      6.24         8.86        57.36
                                                   2002      8.79         6.24      85.9216
                                                   2001      9.17         8.79            0

Harris Oakmark Focused Value Division/(c)/........ 2004     29.83        32.19        64.46
                                                   2003     23.13        29.83        59.86
                                                   2002     25.83        23.13      47.7370
                                                   2001     24.99        25.83            0

Harris Oakmark International Division/(d)/........ 2004     11.70        13.88         8.95
                                                   2003      8.82        11.70         6.47
                                                   2002     10.90         8.82        .2576

Harris Oakmark Large Cap Value Division/(c)/...... 2004     11.82        12.93       128.74
                                                   2003      9.63        11.82       112.74
                                                   2002     11.42         9.63      91.2024
                                                   2001     11.59        11.42       842.15

Janus Aggressive Growth Division/(c) (e)/......... 2004      6.73         7.18        22.00
                                                   2003      5.28         6.73        21.00
                                                   2002      7.74         5.28      13.0307
                                                   2001      8.86         7.74            0

Lehman Brothers Aggregate Bond Index Division/(c)/ 2004     12.44        12.70        63.16
                                                   2003     12.28        12.44        45.51
                                                   2002     11.34        12.28      31.7367
                                                   2001     11.13        11.34            0

Loomis Sayles Small Cap Division/(c)/............. 2004     22.66        25.89         0.39
                                                   2003     17.06        22.66         0.39
                                                   2002     22.13        17.06        .2657
                                                   2001     22.62        22.13            0

Lord Abbett Bond Debenture Division/(b)/.......... 2004     12.08        12.85        20.46
                                                   2003     10.36        12.08        23.21
                                                   2002     10.40        10.36       4.6209
                                                   2001     10.67        10.40            0

MET/AIM Mid Cap Core Equity Division/(d)/......... 2004     11.98        13.47        11.66
                                                   2003      9.65        11.98        10.79
                                                   2002     11.38         9.65       2.4648

MET/AIM Small Cap Growth Division/(d)/............ 2004     11.56        12.11        16.24
                                                   2003      8.47        11.56        14.32
                                                   2002     11.22         8.47       2.3110

                                                                             NUMBER OF
                                                  BEGINNING OF              ACCUMULATION
                                                      YEAR     END OF YEAR  UNITS END OF
                                                  ACCUMULATION ACCUMULATION   YEAR (IN
                                             YEAR  UNIT VALUE   UNIT VALUE   THOUSANDS)
                                             ---- ------------ ------------ ------------
Met/Putnam Voyager Division/(c) (g)/........ 2004    $ 4.23       $ 4.34         40.34
                                             2003      3.43         4.23         35.70
                                             2002      4.91         3.43        5.9181
                                             2001      5.38         4.91             0

MetLife Mid Cap Stock Index Division/(c)/... 2004     11.38        12.95         70.33
                                             2003      8.61        11.38         15.17
                                             2002     10.29         8.61       18.6688
                                             2001     10.41        10.29             0

MetLife Stock Index Division/(c)/........... 2004     33.35        36.19         26.36
                                             2003     26.84        33.35         17.10
                                             2002     35.15        26.84        9.1263
                                             2001     37.26        35.15        271.16

MFS Investors Trust Division/(c)/........... 2004      7.71         8.43         11.37
                                             2003      6.48         7.71          9.19
                                             2002      8.25         6.48         .8737
                                             2001      8.68         8.25             0

MFS Research International Division/(c)/.... 2004      9.42        11.08         19.96
                                             2003      7.27         9.42           617
                                             2002      8.36         7.27        4.7265
                                             2001      9.01         8.36             0

Morgan Stanley EAFE Index Division/(c)/..... 2004      9.44        11.08         82.56
                                             2003      7.02         9.44         16.18
                                             2002      8.56         7.02       21.2278
                                             2001      9.33         8.56      1,134.30

Neuberger Berman Mid Cap Value Division/(c)/ 2004     17.76        21.44         20.57
                                             2003     13.30        17.76         10.42
                                             2002     14.97        13.30        4.5748
                                             2001     15.30        14.97             0

Oppenheimer Global Equity Division/(c)/..... 2004     12.71        14.50          6.83
                                             2003      9.97        12.71         33.25
                                             2002     12.08         9.97       57.2385
                                             2001     12.82        12.08        798.89

PIMCO Total Return Division/(c)/............ 2004     11.50        11.87        100.73
                                             2003     11.22        11.50         69.93
                                             2002     10.43        11.22       35.0486
                                             2001     10.24        10.43      1,850.16

RCM Global Technology Division/(c)/......... 2004      4.57         4.29         40.48
                                             2003      2.96         4.57         25.53
                                             2002      6.08         2.96        8.1934
                                             2001      7.05         6.08             0

Russell 2000 Index Division/(c)/............ 2004     13.29        15.35         22.05
                                             2003      9.30        13.29         15.24
                                             2002     11.90         9.30        9.4152
                                             2001     11.96        11.90             0

                                                                                            NUMBER OF
                                                                 BEGINNING OF              ACCUMULATION
                                                                     YEAR     END OF YEAR  UNITS END OF
                                                                 ACCUMULATION ACCUMULATION   YEAR (IN
                                                            YEAR  UNIT VALUE   UNIT VALUE   THOUSANDS)
                                                            ---- ------------ ------------ ------------
Salomon Brothers Strategic Bond Opportunities Division/(c)/ 2004    $18.49       $19.35        48.72
                                                            2003     16.86        18.49        16.01
                                                            2002     15.66        16.86      35.4347
                                                            2001     15.37        15.66            0

Salomon Brothers U.S. Government Division/(c)/............. 2004     15.28        15.43        20.72
                                                            2003     15.43        15.28        18.78
                                                            2002     14.57        15.43      22.5669
                                                            2001     14.29        14.57            0

T. Rowe Price Large Cap Growth Division/(c)/............... 2004     11.05        11.92        10.00
                                                            2003      8.64        11.05         9.60
                                                            2002     11.45         8.64       3.4582
                                                            2001     11.59        11.45            0

T. Rowe Price Mid-Cap Growth Division/(c)/................. 2004      6.09         7.07        13.79
                                                            2003      4.54         6.09         7.56
                                                            2002      8.24         4.54       3.6533
                                                            2001      8.63         8.24            0

T. Rowe Price Small Cap Growth Division/(c)/............... 2004     11.85        12.93         8.66
                                                            2003      8.62        11.85         6.95
                                                            2002     11.97         8.62        .6163
                                                            2001     12.17        11.97            0

                                    GROUP I
B CLASS WITH GREATER OF ANNUAL STEP-UP OR 5% ANNUAL INCREASE DEATH BENEFIT AND
                         EARNINGS PRESERVATION BENEFIT

                                                                                         NUMBER OF
                                                              BEGINNING OF              ACCUMULATION
                                                                  YEAR     END OF YEAR  UNITS END OF
                                                              ACCUMULATION ACCUMULATION   YEAR (IN
                                                         YEAR  UNIT VALUE   UNIT VALUE   THOUSANDS)
                                                         ---- ------------ ------------ ------------
American Funds Global Small Capitalization Division/(c)/ 2004   $ 15.83      $ 18.75        59.35
                                                         2003     10.57        15.83        27.52
                                                         2002     13.30        10.57       3.3231
                                                         2001     13.64        13.30            0

American Funds Growth Division/(c)/..................... 2004    102.36       112.86        30.33
                                                         2003     77.79       102.36        15.13
                                                         2002    104.95        77.79       3.6154
                                                         2001    116.05       104.95            0

American Funds Growth-Income Division/(c)/.............. 2004     79.66        86.18        37.94
                                                         2003     62.54        79.66        27.52
                                                         2002     78.06        62.54       4.2089
                                                         2001     81.42        78.06            0

BlackRock Aggressive Growth Division/(c)/............... 2004     31.80        35.20         5.57
                                                         2003     23.38        31.80         5.71
                                                         2002     33.42        23.38        .7047
                                                         2001     35.48        33.42            0

BlackRock Bond Income Division/(a)/..................... 2004     42.74        43.74        33.18
                                                         2003     42.01        42.74        14.25
                                                         2002     39.53        42.01       5.0479
                                                         2001     38.52        39.53            0

BlackRock Diversified Division/(c)/..................... 2004     33.73        35.85        28.78
                                                         2003     29.01        33.73        17.66
                                                         2002     34.30        29.01       6.7256
                                                         2001     35.24        34.30            0

BlackRock Investment Trust Division/(c)/................ 2004     56.02        60.87        11.23
                                                         2003     44.75        56.02         9.03
                                                         2002     61.71        44.75       2.2493
                                                         2001     66.22        61.71            0

BlackRock Large Cap Value Division/(d)/................. 2004     10.50        11.68        28.53
                                                         2003      7.91        10.50        16.49
                                                         2002     10.00         7.91        .8371

BlackRock Strategic Value Division/(c)/................. 2004     15.75        17.80       106.07
                                                         2003     10.73        15.75        80.92
                                                         2002     13.91        10.73      26.4324
                                                         2001     14.17        13.91            0

Davis Venture Value Division/(c)/....................... 2004     26.92        29.63        25.40
                                                         2003     21.15        26.92        16.44
                                                         2002     25.79        21.15       6.5738
                                                         2001     26.55        25.79            0

                                                                                   NUMBER OF
                                                        BEGINNING OF              ACCUMULATION
                                                            YEAR     END OF YEAR  UNITS END OF
                                                        ACCUMULATION ACCUMULATION   YEAR (IN
                                                   YEAR  UNIT VALUE   UNIT VALUE   THOUSANDS)
                                                   ---- ------------ ------------ ------------
FI International Stock Division/(c)/.............. 2004    $11.09       $12.84        19.22
                                                   2003      8.94        11.09        14.17
                                                   2002     11.04         8.94       9.3555
                                                   2001     11.83        11.04            0

FI Mid Cap Opportunities Division/(h)/............ 2004     14.09        16.18        24.61
                                                   2003     10.73        14.09         9.57
                                                   2002     15.41        10.73       7.4684
                                                   2001     17.93        15.41            0

FI Value Leaders Division/(d)/.................... 2004     22.29        24.85         2.60
                                                   2003     18.09        22.29         1.99
                                                   2002     22.03        18.09        .0194

Franklin Templeton Small Cap Growth Division/(c)/. 2004      8.82         9.63        24.45
                                                   2003      6.23         8.82        17.73
                                                   2002      8.78         6.23       4.9985
                                                   2001      9.17         8.78            0

Harris Oakmark Focused Value Division/(c)/........ 2004     29.36        31.63        61.82
                                                   2003     22.80        29.36        52.40
                                                   2002     25.49        22.80      12.0509
                                                   2001     24.68        25.49            0

Harris Oakmark International Division/(d)/........ 2004     11.66        13.81         9.09
                                                   2003      8.80        11.66         3.42
                                                   2002     10.90         8.80        .1501

Harris Oakmark Large Cap Value Division/(c)/...... 2004     11.73        12.81        98.87
                                                   2003      9.57        11.73        81.13
                                                   2002     11.36         9.57      21.8161
                                                   2001     11.55        11.36            0

Janus Aggressive Growth Division/(c) (e)/......... 2004      6.70         7.14         8.20
                                                   2003      5.26         6.70         6.58
                                                   2002      7.73         5.26       2.4299
                                                   2001      8.86         7.73            0

Lehman Brothers Aggregate Bond Index Division/(c)/ 2004     12.34        12.59       236.17
                                                   2003     12.20        12.34       137.58
                                                   2002     11.28        12.20      67.3765
                                                   2001     11.08        11.28            0

Loomis Sayles Small Cap Division/(c)/............. 2004     22.34        25.48         5.07
                                                   2003     16.84        22.34         4.20
                                                   2002     21.87        16.84       2.0553
                                                   2001     22.38        21.87            0

Lord Abbett Bond Debenture Division/(b)/.......... 2004     11.96        12.70        31.38
                                                   2003     10.27        11.96        24.45
                                                   2002     10.33        10.27       4.6843
                                                   2001     10.60        10.33            0

MET/AIM Mid Cap Core Equity Division/(d)/......... 2004     11.94        13.41        16.11
                                                   2003      9.64        11.94        16.30
                                                   2002     11.37         9.64       1.0637

                                                                             NUMBER OF
                                                  BEGINNING OF              ACCUMULATION
                                                      YEAR     END OF YEAR  UNITS END OF
                                                  ACCUMULATION ACCUMULATION   YEAR (IN
                                             YEAR  UNIT VALUE   UNIT VALUE   THOUSANDS)
                                             ---- ------------ ------------ ------------
MET/AIM Small Cap Growth Division/(d)/...... 2004    $11.53       $12.05         8.09
                                             2003      8.46        11.53         0.28
                                             2002     11.21         8.46        .0464

Met/Putnam Voyager Division/(c) (g)/........ 2004      4.20         4.31        63.68
                                             2003      3.42         4.20        41.50
                                             2002      4.89         3.42      24.6710
                                             2001      5.37         4.89            0

MetLife Mid Cap Stock Index Division/(c)/... 2004     11.32        12.87        94.78
                                             2003      8.58        11.32        97.47
                                             2002     10.27         8.58      31.6918
                                             2001     10.39        10.27            0

MetLife Stock Index Division/(c)/........... 2004     32.68        35.40       128.07
                                             2003     26.34        32.68       103.13
                                             2002     34.54        26.34      24.3548
                                             2001     36.64        34.54            0

MFS Investors Trust Division/(c)/........... 2004      7.65         8.36         6.80
                                             2003      6.44         7.65         6.20
                                             2002      8.22         6.44       2.1971
                                             2001      8.65         8.22            0

MFS Research International Division/(c)/.... 2004      9.38        11.02        11.10
                                             2003      7.25         9.38         9.31
                                             2002      8.35         7.25       4.1564
                                             2001      9.01         8.35            0

Morgan Stanley EAFE Index Division/(c)/..... 2004      9.36        10.97        96.14
                                             2003      6.98         9.36        92.09
                                             2002      8.52         6.98      37.7293
                                             2001      9.30         8.52            0

Neuberger Berman Mid Cap Value Division/(c)/ 2004     17.63        21.24        65.69
                                             2003     13.22        17.63        28.75
                                             2002     14.90        13.22       4.0389
                                             2001     15.23        14.90            0

Oppenheimer Global Equity Division/(c)/..... 2004     12.58        14.33        14.43
                                             2003      9.89        12.58        11.72
                                             2002     11.99         9.89       2.6216
                                             2001     12.74        11.99            0

PIMCO Total Return Division/(c)/............ 2004     11.45        11.81       145.94
                                             2003     11.19        11.45        91.22
                                             2002     10.41        11.19      24.3557
                                             2001     10.24        10.41            0

RCM Global Technology Division/(c)/......... 2004      4.55         4.27        84.55
                                             2003      2.95         4.55        75.67
                                             2002      6.08         2.95      14.2591
                                             2001      7.04         6.08            0

                                                                                            NUMBER OF
                                                                 BEGINNING OF              ACCUMULATION
                                                                     YEAR     END OF YEAR  UNITS END OF
                                                                 ACCUMULATION ACCUMULATION   YEAR (IN
                                                            YEAR  UNIT VALUE   UNIT VALUE   THOUSANDS)
                                                            ---- ------------ ------------ ------------
Russell 2000 Index Division/(c)/........................... 2004    $13.19       $15.21        42.72
                                                            2003      9.24        13.19        51.54
                                                            2002     11.84         9.24      18.9750
                                                            2001     11.91        11.84            0

Salomon Brothers Strategic Bond Opportunities Division/(c)/ 2004     18.24        19.06        59.78
                                                            2003     16.65        18.24        35.70
                                                            2002     15.49        16.65       5.3254
                                                            2001     15.22        15.49            0

Salomon Brothers U.S. Government Division/(c)/............. 2004     15.07        15.20        44.80
                                                            2003     15.24        15.07        34.20
                                                            2002     14.41        15.24      40.8433
                                                            2001     14.15        14.41            0

T. Rowe Price Large Cap Growth Division/(c)/............... 2004     10.96        11.81        22.19
                                                            2003      8.59        10.96        12.48
                                                            2002     11.39         8.59       1.3293
                                                            2001     11.54        11.39            0

T. Rowe Price Mid-Cap Growth Division/(c)/................. 2004      6.07         7.03        25.25
                                                            2003      4.53         6.07        23.37
                                                            2002      8.23         4.53       8.9181
                                                            2001      8.63         8.23            0

T. Rowe Price Small Cap Growth Division/(c)/............... 2004     11.73        12.78        26.31
                                                            2003      8.55        11.73        19.75
                                                            2002     11.88         8.55       7.7997
                                                            2001     12.09        11.88            0

                                    GROUP I
                     BONUS CLASS WITH BASIC DEATH BENEFIT

                                                                                         NUMBER OF
                                                              BEGINNING OF              ACCUMULATION
                                                                  YEAR     END OF YEAR  UNITS END OF
                                                              ACCUMULATION ACCUMULATION   YEAR (IN
                                                         YEAR  UNIT VALUE   UNIT VALUE   THOUSANDS)
                                                         ---- ------------ ------------ ------------
American Funds Global Small Capitalization Division/(c)/ 2004   $ 15.96      $ 18.93        313.41
                                                         2003     10.59        15.96        100.86
                                                         2002     13.33        10.59       32.1846
                                                         2001     13.66        13.33             0

American Funds Growth Division/(c)/..................... 2004    105.47       116.46        218.20
                                                         2003     78.53       105.47         90.70
                                                         2002    105.89        78.53       21.4693
                                                         2001    117.06       105.89             0

American Funds Growth-Income Division/(c)/.............. 2004     82.08        88.92        255.11
                                                         2003     63.14        82.08        108.30
                                                         2002     78.76        63.14       26.1473
                                                         2001     82.13        78.76             0

BlackRock Aggressive Growth Division/(c)/............... 2004     32.56        36.09         44.83
                                                         2003     23.56        32.56         31.56
                                                         2002     33.65        23.56        6.3452
                                                         2001     35.72        33.65             0

BlackRock Bond Income Division/(a)/..................... 2004     44.07        45.18        118.10
                                                         2003     40.42        44.07         79.03
                                                         2002     39.90        42.42       32.6000
                                                         2001     38.87        39.90             0

BlackRock Diversified Division/(c)/..................... 2004     34.63        36.86        238.85
                                                         2003     29.25        34.63        149.26
                                                         2002     34.57        29.25       33.7967
                                                         2001     35.51        34.57             0

BlackRock Investment Trust Division/(c)/................ 2004     57.77        62.87         86.81
                                                         2003     45.19        57.77         59.77
                                                         2002     62.29        45.19       17.2847
                                                         2001     66.82        62.29             0

BlackRock Large Cap Value Division/(d)/................. 2004     10.53        11.72        140.37
                                                         2003      7.91        10.53         69.44
                                                         2002     10.00         7.91       10.0948

BlackRock Strategic Value Division/(c)/................. 2004     15.83        17.92        619.12
                                                         2003     10.74        15.83        399.70
                                                         2002     13.92        10.74      168.7874
                                                         2001     14.17        13.92             0

Davis Venture Value Division/(c)/....................... 2004     27.30        30.09        157.57
                                                         2003     21.24        27.30         62.21
                                                         2002     25.89        21.24       11.9609
                                                         2001     26.64        25.89             0

FI International Stock Division/(c)/.................... 2004     11.30        13.11        104.11
                                                         2003      8.99        11.30         64.89
                                                         2002     11.10         8.99       22.5358
                                                         2001     11.89        11.10             0

                                                                                   NUMBER OF
                                                        BEGINNING OF              ACCUMULATION
                                                            YEAR     END OF YEAR  UNITS END OF
                                                        ACCUMULATION ACCUMULATION   YEAR (IN
                                                   YEAR  UNIT VALUE   UNIT VALUE   THOUSANDS)
                                                   ---- ------------ ------------ ------------
FI Mid Cap Opportunities Division/(h)/............ 2004    $14.24       $16.37        214.70
                                                   2003     10.76        14.24         77.21
                                                   2002     15.45        10.76       39.2010
                                                   2001     17.97        15.45             0

FI Value Leaders Division/(d)/.................... 2004     22.65        25.29         47.81
                                                   2003     18.18        22.65         34.47
                                                   2002     22.13        18.18        1.6134

Franklin Templeton Small Cap Growth Division/(c)/. 2004      8.86         9.68        161.12
                                                   2003      6.23         8.86        109.45
                                                   2002      8.78         6.23       36.1090
                                                   2001      9.17         8.78             0

Harris Oakmark Focused Value Division/(c)/........ 2004     29.83        32.19        237.64
                                                   2003     22.91        29.83        157.72
                                                   2002     25.60        22.91       65.2014
                                                   2001     24.79        25.60             0

Harris Oakmark International Division/(d)/........ 2004     11.70        13.88        136.77
                                                   2003      8.81        11.70         42.87
                                                   2002     10.90         8.81        4.3947

Harris Oakmark Large Cap Value Division/(c)/...... 2004     11.82        12.93        589.94
                                                   2003      9.59        11.82        411.66
                                                   2002     11.38         9.59      171.9327
                                                   2001     11.56        11.38             0

Janus Aggressive Growth Division/(c) (e)/......... 2004      6.73         7.18         83.97
                                                   2003      5.27         6.73         73.84
                                                   2002      7.73         5.27       36.4712
                                                   2001      8.86         7.73             0

Lehman Brothers Aggregate Bond Index Division/(c)/ 2004     12.44        12.70      1,135.63
                                                   2003     12.23        12.44        799.90
                                                   2002     11.30        12.23      329.0273
                                                   2001     11.10        11.30             0

Loomis Sayles Small Cap Division/(c)/............. 2004     22.66        25.89         30.28
                                                   2003     16.92        22.66         16.78
                                                   2002     21.96        16.92        6.0929
                                                   2001     22.46        21.96             0

Lord Abbett Bond Debenture Division/(b)/.......... 2004     12.08        12.85        258.15
                                                   2003     10.30        12.08        160.04
                                                   2002     10.35        10.30       28.9026
                                                   2001     10.63        10.35             0

MET/AIM Mid Cap Core Equity Division/(d)/......... 2004     11.98        13.47        145.74
                                                   2003      9.64        11.98         86.56
                                                   2002     11.38         9.64        6.3801

MET/AIM Small Cap Growth Division/(d)/............ 2004     11.56        12.11         37.07
                                                   2003      8.46        11.56         23.31
                                                   2002     11.21         8.46        8.4738

                                                                             NUMBER OF
                                                  BEGINNING OF              ACCUMULATION
                                                      YEAR     END OF YEAR  UNITS END OF
                                                  ACCUMULATION ACCUMULATION   YEAR (IN
                                             YEAR  UNIT VALUE   UNIT VALUE   THOUSANDS)
                                             ---- ------------ ------------ ------------
Met/Putnam Voyager Division/(c) (g)/........ 2004    $ 4.23       $ 4.34         83.59
                                             2003      3.42         4.23         73.28
                                             2002      4.90         3.42       29.9537
                                             2001      5.37         4.90             0

MetLife Mid Cap Stock Index Division/(c)/... 2004     11.38        12.95        399.35
                                             2003      8.59        11.38        300.22
                                             2002     10.28         8.59      103.1313
                                             2001     10.40        10.28             0

MetLife Stock Index Division/(c)/........... 2004     33.35        36.19        694.62
                                             2003     26.51        33.35        397.60
                                             2002     34.75        26.51      111.4548
                                             2001     36.85        34.75             0

MFS Investors Trust Division/(c)/........... 2004      7.71         8.43         91.74
                                             2003      6.45         7.71         60.40
                                             2002      8.23         6.45       45.0430
                                             2001      8.66         8.23             0

MFS Research International Division/(c)/.... 2004      9.42        11.08         80.89
                                             2003      7.26         9.42         45.05
                                             2002      8.35         7.26       13.5427
                                             2001      9.01         8.35             0

Morgan Stanley EAFE Index Division/(c)/..... 2004      9.44        11.08        437.69
                                             2003      6.99         9.44        396.88
                                             2002      8.53         6.99      165.1581
                                             2001      9.31         8.53             0

Neuberger Berman Mid Cap Value Division/(c)/ 2004     17.76        21.44        308.37
                                             2003     13.25        17.76        131.94
                                             2002     14.93        13.25       45.0842
                                             2001     15.25        14.93             0

Oppenheimer Global Equity Division/(c)/..... 2004     12.71        14.50        104.65
                                             2003      9.91        12.71         70.13
                                             2002     12.02         9.91       35.6196
                                             2001     12.77        12.02             0

PIMCO Total Return Division/(c)/............ 2004     11.50        11.87        974.21
                                             2003     11.20        11.50        665.75
                                             2002     10.42        11.20      160.6733
                                             2001     10.24        10.42             0

RCM Global Technology Division/(c)/......... 2004      4.57         4.29        328.95
                                             2003      2.95         4.57        230.30
                                             2002      6.08         2.95       65.5437
                                             2001      7.04         6.08             0

Russell 2000 Index Division/(c)/............ 2004     13.29        15.35        339.42
                                             2003      9.26        13.29        258.77
                                             2002     11.86         9.26       74.7739
                                             2001     11.93        11.86             0

                                                                                            NUMBER OF
                                                                 BEGINNING OF              ACCUMULATION
                                                                     YEAR     END OF YEAR  UNITS END OF
                                                                 ACCUMULATION ACCUMULATION   YEAR (IN
                                                            YEAR  UNIT VALUE   UNIT VALUE   THOUSANDS)
                                                            ---- ------------ ------------ ------------
Salomon Brothers Strategic Bond Opportunities Division/(c)/ 2004    $18.49       $19.35        366.03
                                                            2003     16.72        18.49        171.10
                                                            2002     15.55        16.72       32.8406
                                                            2001     15.27        15.55             0

Salomon Brothers U.S. Government Division/(c)/............. 2004     15.28        15.43        292.04
                                                            2003     15.30        15.28        246.07
                                                            2002     14.46        15.30      107.9798
                                                            2001     14.20        14.46             0

T. Rowe Price Large Cap Growth Division/(c)/............... 2004     11.05        11.92        196.71
                                                            2003      8.61        11.05        128.44
                                                            2002     11.41         8.61       30.6065
                                                            2001     11.56        11.41             0

T. Rowe Price Mid-Cap Growth Division/(c)/................. 2004      6.09         7.07        304.20
                                                            2003      4.53         6.09        190.13
                                                            2002      8.24         4.53       46.2619
                                                            2001      8.63         8.24             0

T. Rowe Price Small Cap Growth Division/(c)/............... 2004     11.85        12.93        117.96
                                                            2003      8.57        11.85         76.39
                                                            2002     11.91         8.57       12.4231
                                                            2001     12.11        11.91             0

                                    GROUP I
                BONUS CLASS WITH EARNINGS PRESERVATION BENEFIT

                                                                                         NUMBER OF
                                                              BEGINNING OF              ACCUMULATION
                                                                  YEAR     END OF YEAR  UNITS END OF
                                                              ACCUMULATION ACCUMULATION   YEAR (IN
                                                         YEAR  UNIT VALUE   UNIT VALUE   THOUSANDS)
                                                         ---- ------------ ------------ ------------
American Funds Global Small Capitalization Division/(c)/ 2004   $ 15.74      $ 18.62         8.90
                                                         2003     10.47        15.74         4.99
                                                         2002     13.21        10.47       1.3191
                                                         2001     13.55        13.21            0

American Funds Growth Division/(c)/..................... 2004    100.35       110.53         4.73
                                                         2003     74.90       100.35         2.40
                                                         2002    101.26        74.90        .7485
                                                         2001    112.06       101.26            0

American Funds Growth-Income Division/(c)/.............. 2004     78.09        84.39         5.11
                                                         2003     60.22        78.09         2.57
                                                         2002     75.32        60.22       1.0498
                                                         2001     78.62        75.32            0

BlackRock Aggressive Growth Division/(c)/............... 2004     31.30        34.62         0.97
                                                         2003     22.71        31.30            0
                                                         2002     32.51        22.71            0
                                                         2001     34.55        32.51            0

BlackRock Bond Income Division/(a)/..................... 2004     41.87        42.81         1.08
                                                         2003     40.40        41.87         3.41
                                                         2002     38.09        40.40       3.3286
                                                         2001     37.51        38.09            0

BlackRock Diversified Division/(c)/..................... 2004     33.15        35.19         4.16
                                                         2003     28.07        33.15         4.21
                                                         2002     33.25        28.07       2.7417
                                                         2001     34.19        33.25            0

BlackRock Investment Trust Division/(c)/................ 2004     54.88        59.58         4.76
                                                         2003     43.03        54.88         3.96
                                                         2002     59.47        43.03       1.9423
                                                         2001     63.86        59.47            0

BlackRock Large Cap Value Division/(d)/................. 2004     10.48        11.65         5.74
                                                         2003      7.89        10.48         6.31
                                                         2002     10.00         7.89        .4766

BlackRock Strategic Value Division/(c)/................. 2004     15.70        17.72        17.90
                                                         2003     10.68        15.70        12.93
                                                         2002     13.88        10.68      15.4991
                                                         2001     14.14        13.88            0

Davis Venture Value Division/(c)/....................... 2004     26.68        29.33         3.94
                                                         2003     20.81        26.68         3.24
                                                         2002     25.43        20.81       1.5947
                                                         2001     26.19        25.43            0

FI International Stock Division/(c)/.................... 2004     10.95        12.67         1.41
                                                         2003      8.73        10.95         0.91
                                                         2002     10.81         8.73            0
                                                         2001     11.59        10.81            0

                                                                                   NUMBER OF
                                                        BEGINNING OF              ACCUMULATION
                                                            YEAR     END OF YEAR  UNITS END OF
                                                        ACCUMULATION ACCUMULATION   YEAR (IN
                                                   YEAR  UNIT VALUE   UNIT VALUE   THOUSANDS)
                                                   ---- ------------ ------------ ------------
FI Mid Cap Opportunities Division/(h)/............ 2004    $13.99       $16.05         9.76
                                                   2003     10.61        13.99         3.21
                                                   2002     15.26        10.61       2.0466
                                                   2001     17.77        15.26            0

FI Value Leaders Division/(d)/.................... 2004     22.06        24.56         0.86
                                                   2003     17.75        22.06         0.14
                                                   2002     21.64        17.75            0

Franklin Templeton Small Cap Growth Division/(c)/. 2004      8.80         9.59         8.71
                                                   2003      6.20         8.80         8.45
                                                   2002      8.76         6.20      11.8001
                                                   2001      9.16         8.76            0

Harris Oakmark Focused Value Division/(c)/........ 2004     29.05        31.26         6.05
                                                   2003     22.36        29.05         5.82
                                                   2002     25.06        22.36       6.0054
                                                   2001     24.28        25.06            0

Harris Oakmark International Division/(d)/........ 2004     11.63        13.76        12.68
                                                   2003      8.78        11.63         7.53
                                                   2002     10.89         8.78            0

Harris Oakmark Large Cap Value Division/(c)/...... 2004     11.67        12.73        23.98
                                                   2003      9.49        11.67        20.34
                                                   2002     11.29         9.49      20.6462
                                                   2001     11.48        11.29            0

Janus Aggressuve Growth Division/(c) (e)/......... 2004      6.68         7.11         0.70
                                                   2003      5.25         6.68         0.37
                                                   2002      7.72         5.25        .6830
                                                   2001      8.86         7.72            0

Lehman Brothers Aggregate Bond Index Division/(c)/ 2004     12.28        12.51        44.58
                                                   2003     12.10        12.28        16.78
                                                   2002     11.21        12.10       2.2595
                                                   2001     11.02        11.21            0

Loomis Sayles Small Cap Division/(c)/............. 2004     22.12...     25.21...      0.89...
                                                   2003     16.55        22.12         0.41
                                                   2002     21.54        16.55       1.3993
                                                   2001     22.06        21.54            0

Lord Abbett Bond Debenture Division/(b)/.......... 2004     11.88...     12.60...     18.79...
                                                   2003     10.15        11.88        13.68
                                                   2002     10.23        10.15       1.3914
                                                   2001     10.51        10.23            0

MET/AIM Mid Cap Core Equity Division/(d)/......... 2004     11.91...     13.36...      0.85...
                                                   2003      9.61        11.91            0
                                                   2002     11.36         9.61            0

MET/AIM Small Cap Growth Division/(d)/............ 2004     11.50...     12.01...      0.24...
                                                   2003      8.44        11.50         0.22
                                                   2002     11.20         8.44        .2441

                                                                             NUMBER OF
                                                  BEGINNING OF              ACCUMULATION
                                                      YEAR     END OF YEAR  UNITS END OF
                                                  ACCUMULATION ACCUMULATION   YEAR (IN
                                             YEAR  UNIT VALUE   UNIT VALUE   THOUSANDS)
                                             ---- ------------ ------------ ------------
Met/Putnam Voyager Division/(c) (g)/........ 2004    $ 4.19...    $ 4.29...      3.48...
                                             2003      3.40         4.19         2.86
                                             2002      4.88         3.40       1.1113
                                             2001      5.36         4.88            0

MetLife Mid Cap Stock Index Division/(c)/... 2004     11.28...     12.81...      8.85...
                                             2003      8.53        11.28         5.19
                                             2002     10.24         8.53       3.7987
                                             2001     10.37        10.24            0

MetLife Stock Index Division/(c)/........... 2004     32.23...     34.88...     20.03...
                                             2003     25.68        32.23         7.39
                                             2002     33.75        25.68       3.4064
                                             2001     35.82        33.75            0

MFS Investors Trust Division/(c)/........... 2004      7.62...      8.31...      5.19...
                                             2003      6.39         7.62            0
                                             2002      8.17         6.39       3.5832
                                             2001      8.61         8.17            0

MFS Research International Division/(c)/.... 2004      9.36...     10.97...      1.68...
                                             2003      7.22         9.36         0.33
                                             2002      8.34         7.22        .1208
                                             2001      9.00         8.34            0

Morgan Stanley EAFE Index Division/(c)/..... 2004      9.32...     10.91...     19.08...
                                             2003      6.92         9.32        14.04
                                             2002      8.46         6.92       3.0721
                                             2001      9.25         8.46            0

Neuberger Berman Mid Cap Value Division/(c)/ 2004     17.54...     21.11...      9.48...
                                             2003     13.11        17.54         6.88
                                             2002     14.81        13.11       2.6395
                                             2001     15.15        14.81            0

Oppenheimer Global Equity Division/(c)/..... 2004     12.49...     14.22...      4.83...
                                             2003      9.77        12.49         1.60
                                             2002     11.88         9.77       8.0896
                                             2001     12.63        11.88            0

PIMCO Total Return Division/(c)/............ 2004     11.42...     11.76...     30.29...
                                             2003     11.15        11.42         5.41
                                             2002     10.39        11.15       6.2102
                                             2001     10.23        10.39            0

RCM Global Technology Division/(c)/......... 2004      4.54...      4.25...      7.45...
                                             2003      2.94         4.54         5.41
                                             2002      6.06         2.94      11.9786
                                             2001      7.03         6.06            0

Russell 2000 Index Division/(c)/............ 2004     13.12...     15.11...      1.05...
                                             2003      9.16        13.12         1.69
                                             2002     11.77         9.16       2.8075
                                             2001     11.85        11.77            0

                                                                                            NUMBER OF
                                                                 BEGINNING OF              ACCUMULATION
                                                                     YEAR     END OF YEAR  UNITS END OF
                                                                 ACCUMULATION ACCUMULATION   YEAR (IN
                                                            YEAR  UNIT VALUE   UNIT VALUE   THOUSANDS)
                                                            ---- ------------ ------------ ------------
Salomon Brothers Strategic Bond Opportunities Division/(c)/ 2004    $18.07...    $18.86...     14.34...
                                                            2003     16.38        18.07        12.95
                                                            2002     15.27        16.38       2.7433
                                                            2001     15.01        15.27            0

Salomon Brothers U.S. Government Division/(c)/............. 2004     14.93...     15.05...      6.72...
                                                            2003     14.99        14.93        10.90
                                                            2002     14.20        14.99       2.5467
                                                            2001     13.96        14.20            0

T. Rowe Price Large Cap Growth Division/(c)/............... 2004     10.91...     11.74...      1.92...
                                                            2003      8.52        10.91         1.69
                                                            2002     11.32         8.52            0
                                                            2001     11.48        11.32            0

T. Rowe Price Mid-Cap Growth Division/(c)/................. 2004      6.05...      7.00...      5.19...
                                                            2003      4.51         6.05         5.93
                                                            2002      8.22         4.51      11.8796
                                                            2001      8.62         8.22            0

T. Rowe Price Small Cap Growth Division/(c)/............... 2004     11.65...     12.68...      3.29...
                                                            2003      8.45        11.65         3.75
                                                            2002     11.77         8.45       2.5386
                                                            2001     11.98        11.77            0

                                    GROUP I
                 BONUS CLASS WITH ANNUAL STEP-UP DEATH BENEFIT

                                                                                         NUMBER OF
                                                              BEGINNING OF              ACCUMULATION
                                                                  YEAR     END OF YEAR  UNITS END OF
                                                              ACCUMULATION ACCUMULATION   YEAR (IN
                                                         YEAR  UNIT VALUE   UNIT VALUE   THOUSANDS)
                                                         ---- ------------ ------------ ------------
American Funds Global Small Capitalization Division/(c)/ 2004   $ 15.78      $ 18.68         79.04
                                                         2003     10.54        15.78         42.77
                                                         2002     13.28        10.54       21.8801
                                                         2001     13.62        13.28             0

American Funds Growth Division/(c)/..................... 2004    101.35       111.69         59.51
                                                         2003     77.06       101.35         35.05
                                                         2002    104.01        77.06       11.8896
                                                         2001    115.03       104.01             0

American Funds Growth-Income Division/(c)/.............. 2004     78.87        85.28         80.59
                                                         2003     61.95        78.87         47.29
                                                         2002     77.37        61.95       11.8380
                                                         2001     80.71        77.37             0

BlackRock Aggressive Growth Division/(c)/............... 2004     31.55        34.91         14.49
                                                         2003     23.21        31.55         11.23
                                                         2002     33.19        23.21        5.5312
                                                         2001     35.25        33.19             0

BlackRock Bond Income Division/(a)/..................... 2004     42.30        43.27         43.46
                                                         2003     41.60        42.30         31.70
                                                         2002     39.16        41.60       18.1142
                                                         2001     38.18        39.16             0

BlackRock Diversified Division/(c)/..................... 2004     33.44        35.52         45.11
                                                         2003     28.77        33.44         27.71
                                                         2002     34.04        28.77        9.0894
                                                         2001     34.97        34.04       216.634

BlackRock Investment Trust Division/(c)/................ 2004     55.45        60.22         16.39
                                                         2003     44.31        55.45         12.76
                                                         2002     61.14        44.31        5.9368
                                                         2001     65.62        61.14       182.433

BlackRock Large Cap Value Division/(d)/................. 2004     10.49        11.66         42.38
                                                         2003      7.90        10.49         19.57
                                                         2002     10.00         7.90        1.3133

BlackRock Strategic Value Division/(c)/................. 2004     15.72        17.76        236.54
                                                         2003     10.72        15.72        170.66
                                                         2002     13.90        10.72       69.1721
                                                         2001     14.16        13.90     1,912.924

Davis Venture Value Division/(c)/....................... 2004     26.80        29.48         57.06
                                                         2003     21.06        26.80         32.12
                                                         2002     25.70        21.06        8.3374
                                                         2001     26.46        25.70     1,042.477

FI International Stock Division/(c)/.................... 2004     11.02        12.76         36.37
                                                         2003      8.89        11.02         34.25
                                                         2002     10.98         8.89       17.1172
                                                         2001     11.77        10.98      1,297.52

                                                                                   NUMBER OF
                                                        BEGINNING OF              ACCUMULATION
                                                            YEAR     END OF YEAR  UNITS END OF
                                                        ACCUMULATION ACCUMULATION   YEAR (IN
                                                   YEAR  UNIT VALUE   UNIT VALUE   THOUSANDS)
                                                   ---- ------------ ------------ ------------
FI Mid Cap Opportunities Division/(h)/............ 2004    $14.04       $16.11         85.63
                                                   2003     10.70        14.04         10.97
                                                   2002     15.37        10.70        5.7044
                                                   2001     17.89        15.37       502.323

FI Value Leaders Division/(d)/.................... 2004     22.18        24.70         15.71
                                                   2003     18.01        22.18          3.69
                                                   2002     21.93        18.01         .3321

Franklin Templeton Small Cap Growth Division/(c)/. 2004      8.81         9.61         47.13
                                                   2003      6.22         8.81         45.35
                                                   2002      8.77         6.22       15.7831
                                                   2001      9.17         8.77             0

Harris Oakmark Focused Value Division/(c)/........ 2004     29.20        31.45         98.29
                                                   2003     22.69        29.20         71.03
                                                   2002     25.38        22.69       27.5545
                                                   2001     24.58        25.38     1,263.388

Harris Oakmark International Division/(d)/........ 2004     11.65        13.79         35.93
                                                   2003      8.79        11.65         13.80
                                                   2002     10.90         8.79        8.3362

Harris Oakmark Large Cap Value Division/(c)/...... 2004     11.70        12.77        231.10
                                                   2003      9.55        11.70        177.19
                                                   2002     11.35         9.55       81.5499
                                                   2001     11.53        11.35     3,045.153

Janus Aggressive Growth Division/(c) (e)/......... 2004      6.69         7.12         16.52
                                                   2003      5.26         6.69         16.61
                                                   2002      7.73         5.26       22.4503
                                                   2001      8.86         7.73             0

Lehman Brothers Aggregate Bond Index Division/(c)/ 2004     12.31        12.55        267.61
                                                   2003     12.17        12.31        179.87
                                                   2002     11.26        12.17      101.5100
                                                   2001     11.07        11.26       1381.25

Loomis Sayles Small Cap Division/(c)/............. 2004     22.23        25.34          6.37
                                                   2003     16.77        22.23          5.06
                                                   2002     21.79        16.77        1.4823
                                                   2001     22.30        21.79             0

Lord Abbett Bond Debenture Division/(b)/.......... 2004     11.92        12.65         55.42
                                                   2003     10.24        11.92         51.28
                                                   2002     10.30        10.24       13.7272
                                                   2001     10.58        10.30             0

MET/AIM Mid Cap Core Equity Division/(d)/......... 2004     11.93        13.39         22.83
                                                   2003      9.63        11.93         20.35
                                                   2002     11.37         9.63        1.0071

MET/AIM Small Cap Growth Division/(d)/............ 2004     11.51        12.03          9.65
                                                   2003      8.45        11.51          9.54
                                                   2002     11.21         8.45             0

                                                                             NUMBER OF
                                                  BEGINNING OF              ACCUMULATION
                                                      YEAR     END OF YEAR  UNITS END OF
                                                  ACCUMULATION ACCUMULATION   YEAR (IN
                                             YEAR  UNIT VALUE   UNIT VALUE   THOUSANDS)
                                             ---- ------------ ------------ ------------
Met/Putnam Voyager Division/(c) (g)/........ 2004    $ 4.20       $ 4.30         53.63
                                             2003      3.41         4.20         49.36
                                             2002      4.89         3.41       35.3362
                                             2001      5.37         4.89             0

MetLife Mid Cap Stock Index Division/(c)/... 2004     11.30        12.84        100.44
                                             2003      8.56        11.30         83.82
                                             2002     10.26         8.56       44.4186
                                             2001     10.39        10.26             0

MetLife Stock Index Division/(c)/........... 2004     32.45        35.14        175.28
                                             2003     26.17        32.45         91.78
                                             2002     34.34        26.17       41.0631
                                             2001     36.43        34.34       671.674

MFS Investors Trust Division/(c)/........... 2004      7.64         8.33        105.86
                                             2003      6.43         7.64         59.86
                                             2002      8.21         6.43        2.4095
                                             2001      8.64         8.21             0

MFS Research International Division/(c)/.... 2004      9.37        10.99         48.07
                                             2003      7.24         9.37         36.92
                                             2002      8.35         7.24       25.1598
                                             2001      9.00         8.35             0

Morgan Stanley EAFE Index Division/(c)/..... 2004      9.34        10.94        235.25
                                             2003      6.96         9.34        194.47
                                             2002      8.50         6.96       72.4205
                                             2001      9.28         8.50      1,841.45

Neuberger Berman Mid Cap Value Division/(c)/ 2004     17.58        21.18        120.42
                                             2003     13.19        17.58         62.01
                                             2002     14.88        13.19       21.6578
                                             2001     15.21        14.88             0

Oppenheimer Global Equity Division/(c)/..... 2004     12.53        14.28         23.63
                                             2003      9.86        12.53         19.70
                                             2002     11.97         9.86       10.5677
                                             2001     12.71        11.97     3,102.037

PIMCO Total Return Division/(c)/............ 2004     11.44        11.78        240.06
                                             2003     11.18        11.44        201.19
                                             2002     10.41        11.18       82.5682
                                             2001     10.23        10.41      1,402.65

RCM Global Technology Division/(c)/......... 2004      4.54         4.26         96.92
                                             2003      2.95         4.54         58.37
                                             2002      6.07         2.95       14.2335
                                             2001      7.04         6.07             0

Russell 2000 Index Division/(c)/............ 2004     13.16        15.16         75.46
                                             2003      9.22        13.16         61.21
                                             2002     11.82         9.22       32.0521
                                             2001     11.90        11.82       717.553

                                                                                            NUMBER OF
                                                                 BEGINNING OF              ACCUMULATION
                                                                     YEAR     END OF YEAR  UNITS END OF
                                                                 ACCUMULATION ACCUMULATION   YEAR (IN
                                                            YEAR  UNIT VALUE   UNIT VALUE   THOUSANDS)
                                                            ---- ------------ ------------ ------------
Salomon Brothers Strategic Bond Opportunities Division/(c)/ 2004    $18.15       $18.96         82.35
                                                            2003     16.58        18.15         50.26
                                                            2002     15.44        16.58        5.9342
                                                            2001     15.16        15.44      1,007.54

Salomon Brothers U.S. Government Division/(c)/............. 2004     15.00        15.12         59.25
                                                            2003     15.18        15.00         46.03
                                                            2002     14.36        15.18       25.4912
                                                            2001     14.10        14.36             0

T. Rowe Price Large Cap Growth Division/(c)/............... 2004     10.93        11.77         55.46
                                                            2003      8.57        10.93         43.47
                                                            2002     11.37         8.57       30.7135
                                                            2001     11.53        11.37        987.77

T. Rowe Price Mid-Cap Growth Division/(c)/................. 2004      6.06         7.01         72.02
                                                            2003      4.52         6.06         57.45
                                                            2002      8.23         4.52       58.8051
                                                            2001      8.63         8.23      1,377.56

T. Rowe Price Small Cap Growth Division/(c)/............... 2004     11.69        12.73         29.00
                                                            2003      8.52        11.69         26.80
                                                            2002     11.85         8.52       15.5712
                                                            2001     12.06        11.85             0

                                    GROUP I
BONUS CLASS WITH GREATER OF ANNUAL STEP-UP OR 5% ANNUAL INCREASE DEATH BENEFIT

                                                                                         NUMBER OF
                                                              BEGINNING OF              ACCUMULATION
                                                                  YEAR     END OF YEAR  UNITS END OF
                                                              ACCUMULATION ACCUMULATION   YEAR (IN
                                                         YEAR  UNIT VALUE   UNIT VALUE   THOUSANDS)
                                                         ---- ------------ ------------ ------------
American Funds Global Small Capitalization Division/(c)/ 2004   $ 15.65      $ 18.50        30.72
                                                         2003     10.47        15.65        15.84
                                                         2002     13.21        10.47       5.3890
                                                         2001     13.55        13.21            0

American Funds Growth Division/(c)/..................... 2004     98.37       108.24        17.02
                                                         2003     74.90        98.37         8.69
                                                         2002    101.26        74.90       1.9765
                                                         2001    112.06       101.26            0

American Funds Growth-Income Division/(c)/.............. 2004     76.55        82.65        26.63
                                                         2003     60.22        76.55        15.53
                                                         2002     75.32        60.22       2.9008
                                                         2001     78.62        75.32            0

BlackRock Aggressive Growth Division/(c)/............... 2004     30.82        34.05         2.45
                                                         2003     22.71        30.82         1.28
                                                         2002     32.51        22.71        .5931
                                                         2001     34.55        32.51            0

BlackRock Bond Income Division/(a)/..................... 2004     41.02        41.90         9.78
                                                         2003     40.40        41.02         7.78
                                                         2002     38.09        40.40       4.8858
                                                         2001     37.15        38.09            0

BlackRock Diversified Division/(c)/..................... 2004     32.57        34.55        21.14
                                                         2003     28.07        32.57         8.99
                                                         2002     33.25        28.07       1.3097
                                                         2001     34.19        33.25            0

BlackRock Investment Trust Division/(c)/................ 2004     53.77        58.31         5.35
                                                         2003     43.03        53.77         3.42
                                                         2002     59.47        43.03       1.7350
                                                         2001     63.86        59.47            0

BlackRock Large Cap Value Division/(d)/................. 2004     10.47        11.61         6.65
                                                         2003      7.89        10.47         0.94
                                                         2002     10.00         7.89            0

BlackRock Strategic Value Division/(c)/................. 2004     15.64        17.64        66.48
                                                         2003     10.68        15.64        43.56
                                                         2002     13.87        10.68      30.2665
                                                         2001     14.14        13.87            0

Davis Venture Value Division/(c)/....................... 2004     26.44        29.04        13.09
                                                         2003     20.81        26.44         9.56
                                                         2002     25.43        20.81       2.5725
                                                         2001     26.19        25.43            0

FI International Stock Division/(c)/.................... 2004     10.81        12.50        12.23
                                                         2003      8.73        10.81         9.64
                                                         2002     10.81         8.73       4.2877
                                                         2001     11.59        10.81            0

                                                                                   NUMBER OF
                                                        BEGINNING OF              ACCUMULATION
                                                            YEAR     END OF YEAR  UNITS END OF
                                                        ACCUMULATION ACCUMULATION   YEAR (IN
                                                   YEAR  UNIT VALUE   UNIT VALUE   THOUSANDS)
                                                   ---- ------------ ------------ ------------
FI Mid Cap Opportunities Division/(h)/............ 2004    $13.90       $15.92        12.95
                                                   2003     10.61        13.90         5.17
                                                   2002     15.26        10.61       1.8329
                                                   2001     17.77        15.26            0

FI Value Leaders Division/(d)/.................... 2004     21.82        24.27         7.55
                                                   2003     17.75        21.82         4.27
                                                   2002     21.64        17.75            0

Franklin Templeton Small Cap Growth Division/(c)/. 2004      8.78         9.56        11.06
                                                   2003      6.20         8.78         9.75
                                                   2002      8.76         6.20       1.4272
                                                   2001      9.16         8.76            0

Harris Oakmark Focused Value Division/(c)/........ 2004     28.74        30.90        29.34
                                                   2003     22.36        28.74        21.78
                                                   2002     25.06        22.36      11.9329
                                                   2001     24.28        25.06            0

Harris Oakmark International Division/(d)/........ 2004     11.61        13.72        20.37
                                                   2003      8.78        11.61         9.98
                                                   2002     10.89         8.78        .2493

Harris Oakmark Large Cap Value Division/(c)/...... 2004     11.61        12.65        64.02
                                                   2003      9.49        11.61         9.98
                                                   2002     11.29         9.49      32.0720
                                                   2001     11.48        11.29            0

Janus Aggressive Growth Division/(c) (e)/......... 2004      6.66         7.08        13.22
                                                   2003      5.25         6.66         5.64
                                                   2002      7.72         5.25       6.7640
                                                   2001      8.86         7.72            0

Lehman Brothers Aggregate Bond Index Division/(c)/ 2004     12.22        12.43       154.67
                                                   2003     12.10        12.22        97.82
                                                   2002     11.21        12.10      56.0511
                                                   2001     11.02        11.21            0

Loomis Sayles Small Cap Division/(c)/............. 2004     21.91        24.94         3.53
                                                   2003     16.55        21.91         2.04
                                                   2002     21.54        16.55        .2754
                                                   2001     22.06        21.54            0

Lord Abbett Bond Debenture Division/(b)/.......... 2004     11.80        12.51        25.63
                                                   2003     10.15        11.80        13.48
                                                   2002     10.23        10.15       3.4885
                                                   2001     10.51        10.23            0

MET/AIM Mid Cap Core Equity Division/(d)/......... 2004     11.89        13.32        15.87
                                                   2003      9.61        11.89        13.77
                                                   2002     11.36         9.61        .0698

MET/AIM Small Cap Growth Division/(d)/............ 2004     11.47        11.97         5.96
                                                   2003      8.44        11.47         4.58
                                                   2002     11.20         8.44        .0789

                                                                             NUMBER OF
                                                  BEGINNING OF              ACCUMULATION
                                                      YEAR     END OF YEAR  UNITS END OF
                                                  ACCUMULATION ACCUMULATION   YEAR (IN
                                             YEAR  UNIT VALUE   UNIT VALUE   THOUSANDS)
                                             ---- ------------ ------------ ------------
Met/Putnam Voyager Division/(c) (g)/........ 2004    $ 4.17       $ 4.27        10.95
                                             2003      3.40         4.17        12.66
                                             2002      4.88         3.40      11.1884
                                             2001      5.36         4.88            0

MetLife Mid Cap Stock Index Division/(c)/... 2004     11.24        12.75        31.71
                                             2003      8.53        11.24        31.28
                                             2002     10.24         8.53      11.7185
                                             2001     10.37        10.24            0

MetLife Stock Index Division/(c)/........... 2004     31.79        34.38        68.75
                                             2003     25.68        31.79        35.69
                                             2002     33.75        25.68      14.0592
                                             2001     35.82        33.75            0

MFS Investors Trust Division/(c)/........... 2004      7.58         8.26         8.58
                                             2003      6.39         7.58         0.31
                                             2002      8.17         6.39        .8025
                                             2001      8.61         8.17            0

MFS Research International Division/(c)/.... 2004      9.33        10.93         8.77
                                             2003      7.22         9.33         5.04
                                             2002      8.34         7.22       1.1597
                                             2001      9.00         8.34            0

Morgan Stanley EAFE Index Division/(c)/..... 2004      9.27        10.84        52.14
                                             2003      6.92         9.27        43.38
                                             2002      8.46         6.92      16.0267
                                             2001      9.25         8.46            0

Neuberger Berman Mid Cap Value Division/(c)/ 2004     17.45        20.98        23.83
                                             2003     13.11        17.45        14.46
                                             2002     14.81        13.11       5.8460
                                             2001     15.15        14.81            0

Oppenheimer Global Equity Division/(c)/..... 2004     12.41        14.11        13.58
                                             2003      9.77        12.41        10.20
                                             2002     11.88         9.77       3.8232
                                             2001     12.63        11.88            0

PIMCO Total Return Division/(c)/............ 2004     11.39        11.71        94.30
                                             2003     11.15        11.39        66.05
                                             2002     10.39        11.15      27.4575
                                             2001     10.23        10.39            0

RCM Global Technology Division/(c)/......... 2004      4.52         4.24        37.40
                                             2003      2.94         4.52        32.24
                                             2002      6.06         2.94       5.6696
                                             2001      7.03         6.06            0

Russell 2000 Index Division/(c)/............ 2004     13.05        15.02        27.38
                                             2003      9.16        13.05        18.14
                                             2002     11.77         9.16       5.4237
                                             2001     11.85        11.77            0

                                                                                            NUMBER OF
                                                                 BEGINNING OF              ACCUMULATION
                                                                     YEAR     END OF YEAR  UNITS END OF
                                                                 ACCUMULATION ACCUMULATION   YEAR (IN
                                                            YEAR  UNIT VALUE   UNIT VALUE   THOUSANDS)
                                                            ---- ------------ ------------ ------------
Salomon Brothers Strategic Bond Opportunities Division/(c)/ 2004    $17.91       $18.67        25.82
                                                            2003     16.38        17.91        23.87
                                                            2002     15.27        16.38       9.8660
                                                            2001     15.01        15.27            0

Salomon Brothers U.S. Government Division/(c)/............. 2004     14.79        14.89        28.29
                                                            2003     14.99        14.77        33.46
                                                            2002     14.20        14.99      89.0819
                                                            2001     13.96        14.20            0

T. Rowe Price Large Cap Growth Division/(c)/............... 2004     10.85        11.67        23.92
                                                            2003      8.52        10.85        11.92
                                                            2002     11.32         8.52        .6601
                                                            2001     11.48        11.32            0

T. Rowe Price Mid-Cap Growth Division/(c)/................. 2004      6.03         6.97        46.73
                                                            2003      4.51         6.03        19.52
                                                            2002      8.22         4.51      12.0569
                                                            2001      8.62         8.22            0

T. Rowe Price Small Cap Growth Division/(c)/............... 2004     11.57        12.58        14.62
                                                            2003      8.45        11.57         8.80
                                                            2002     11.77         8.45        .5277
                                                            2001     11.98        11.77            0

                                    GROUP I
BONUS CLASS WITH ANNUAL STEP-UP DEATH BENEFIT AND EARNINGS PRESERVATION BENEFIT

                                                                                         NUMBER OF
                                                              BEGINNING OF              ACCUMULATION
                                                                  YEAR     END OF YEAR  UNITS END OF
                                                              ACCUMULATION ACCUMULATION   YEAR (IN
                                                         YEAR  UNIT VALUE   UNIT VALUE   THOUSANDS)
                                                         ---- ------------ ------------ ------------
American Funds Global Small Capitalization Division/(c)/ 2004   $ 15.56      $ 18.37          6.33
                                                         2003     10.42        15.56          0.87
                                                         2002     13.16        10.42         .9952
                                                         2001     13.51        13.16       438.834

American Funds Growth Division/(c)/..................... 2004     96.43       106.00          5.12
                                                         2003     73.50        96.43          0.82
                                                         2002     99.46        73.50          .444
                                                         2001    110.11        99.46       314.004

American Funds Growth-Income Division/(c)/.............. 2004     75.05        80.94          3.81
                                                         2003     59.09        75.05          0.78
                                                         2002     73.98        59.09         .6534
                                                         2001     77.25        73.98             0

BlackRock Aggressive Growth Division/(c)/............... 2004     30.34        33.48          0.37
                                                         2003     22.38        30.34          0.07
                                                         2002     32.07        22.38             0
                                                         2001     34.10        32.07             0

BlackRock Bond Income Division/(a)/..................... 2004     40.19        41.01          1.25
                                                         2003     39.62        40.19          0.48
                                                         2002     37.39        39.62         .3843
                                                         2001     36.48        37.39             0

BlackRock Diversified Division/(c)/..................... 2004     32.01        33.91          4.19
                                                         2003     27.61        32.01          2.28
                                                         2002     32.74        27.61        1.8291
                                                         2001     33.68        32.74             0

BlackRock Investment Trust Division/(c)/................ 2004     52.67        57.06          0.57
                                                         2003     42.20        52.67          0.60
                                                         2002     58.37        42.20         .4487
                                                         2001     62.71        58.37             0

BlackRock Large Cap Value Division/(d)/................. 2004     10.45        11.58          0.64
                                                         2003      7.89        10.45          0.49
                                                         2002     10.00         7.89             0

BlackRock Strategic Value Division/(c)/................. 2004     15.59        17.56         36.82
                                                         2003     10.65        15.59         20.17
                                                         2002     13.84        10.65       18.2215
                                                         2001     14.12        13.84     3,202.883

Davis Venture Value Division/(c)/....................... 2004     26.19        28.74          4.62
                                                         2003     20.64        26.19          3.00
                                                         2002     25.24        20.64        2.2677
                                                         2001     26.01        25.24     1,350.353

FI International Stock Division/(c)/.................... 2004     10.68        12.33          7.39
                                                         2003      8.63        10.68          7.08
                                                         2002     10.69         8.63        5.3893
                                                         2001     11.47        10.69      5,120.68

                                                                                   NUMBER OF
                                                        BEGINNING OF              ACCUMULATION
                                                            YEAR     END OF YEAR  UNITS END OF
                                                        ACCUMULATION ACCUMULATION   YEAR (IN
                                                   YEAR  UNIT VALUE   UNIT VALUE   THOUSANDS)
                                                   ---- ------------ ------------ ------------
FI Mid Cap Opportunities Division/(h)/............ 2004    $13.80       $15.80          3.36
                                                   2003     10.54        13.80          1.99
                                                   2002     15.19        10.54        1.3453
                                                   2001     17.69        15.19      1,345.27

FI Value Leaders Division/(d)/.................... 2004     21.59        23.99          1.27
                                                   2003     17.57        21.59          0.08
                                                   2002     21.44        17.57         .2145

Franklin Templeton Small Cap Growth Division/(c)/. 2004      8.75         9.52          1.15
                                                   2003      6.19         8.75             0
                                                   2002      8.76         6.19             0
                                                   2001      9.16         8.76             0

Harris Oakmark Focused Value Division/(c)/........ 2004     28.43        30.54         17.73
                                                   2003     22.15        28.43          7.64
                                                   2002     24.84        22.15         6.607
                                                   2001     24.08        24.84       815.114

Harris Oakmark International Division/(d)/........ 2004     11.58        13.68          2.23
                                                   2003      8.77        11.58          0.94
                                                   2002     10.89         8.77             0

Harris Oakmark Large Cap Value Division/(c)/...... 2004     11.55        12.57         22.38
                                                   2003      9.45        11.55         17.16
                                                   2002     11.26         9.45       14.4342
                                                   2001     11.45        11.26      5,439.33

Janus Aggressive Growth Division/(c) (e)/......... 2004      6.65         7.06          4.44
                                                   2003      5.24         6.65          4.16
                                                   2002      7.71         5.24        3.1103
                                                   2001      8.85         7.71      1,784.28

Lehman Brothers Aggregate Bond Index Division/(c)/ 2004     12.15        12.36         11.75
                                                   2003     12.05        12.15          9.84
                                                   2002     11.18        12.05        7.9598
                                                   2001     10.99        11.18             0

Loomis Sayles Small Cap Division/(c)/............. 2004     21.70        24.67          0.66
                                                   2003     16.41        21.70          0.51
                                                   2002     21.38        16.41         .2659
                                                   2001     21.90        21.38       266.962

Lord Abbett Bond Debenture Division/(b)/.......... 2004     11.72        12.41          4.42
                                                   2003     10.09        11.72          2.98
                                                   2002     10.18        10.09             0
                                                   2001     10.46        10.18             0

MET/AIM Mid Cap Core Equity Division/(d)/......... 2004     11.86        13.28          3.33
                                                   2003      9.60        11.86          2.22
                                                   2002     11.36         9.60        1.6125

MET/AIM Small Cap Growth Division/(d)/............ 2004     11.45        11.94          0.42
                                                   2003      8.43        11.45          0.29
                                                   2002     11.19         8.43         .0607

                                                                             NUMBER OF
                                                  BEGINNING OF              ACCUMULATION
                                                      YEAR     END OF YEAR  UNITS END OF
                                                  ACCUMULATION ACCUMULATION   YEAR (IN
                                             YEAR  UNIT VALUE   UNIT VALUE   THOUSANDS)
                                             ---- ------------ ------------ ------------
Met/Putnam Voyager Division/(c) (g)/........ 2004    $ 4.16       $ 4.25          2.53
                                             2003      3.39         4.16          1.70
                                             2002      4.87         3.39        1.0072
                                             2001      5.35         4.87             0

MetLife Mid Cap Stock Index Division/(c)/... 2004     11.20        12.70          4.88
                                             2003      8.51        11.20          2.22
                                             2002     10.22         8.51        1.1307
                                             2001     10.36        10.22             0

MetLife Stock Index Division/(c)/........... 2004     31.36        33.88          6.62
                                             2003     25.36        31.36          2.60
                                             2002     33.36        25.36        2.7050
                                             2001     35.42        33.36             0

MFS Investors Trust Division/(c)/........... 2004      7.55         8.21          2.78
                                             2003      6.37         7.55          1.98
                                             2002      8.15         6.37        1.3949
                                             2001      8.60         8.15      1,399.68

MFS Research International Division/(c)/.... 2004      9.30        10.89          1.30
                                             2003      7.21         9.30          0.04
                                             2002      8.33         7.21         .0438
                                             2001      8.99         8.33             0

Morgan Stanley EAFE Index Division/(c)/..... 2004      9.22        10.77          5.56
                                             2003      6.89         9.22          5.27
                                             2002      8.44         6.89        4.0190
                                             2001      9.22         8.44      4,206.93

Neuberger Berman Mid Cap Value Division/(c)/ 2004     17.36        20.85          6.79
                                             2003     13.06        17.36          3.92
                                             2002     14.76        13.06        2.9219
                                             2001     15.11        14.76     2,173.338

Oppenheimer Global Equity Division/(c)/..... 2004     12.32        14.00          0.77
                                             2003      9.71        12.32          0.88
                                             2002     11.82         9.71        1.6751
                                             2001     12.57        11.82             0

PIMCO Total Return Division/(c)/............ 2004     11.35        11.67         10.81
                                             2003     11.13        11.35          7.41
                                             2002     10.38        11.13       10.2426
                                             2001     10.22        10.38      3,328.47

RCM Global Technology Division/(c)/......... 2004      4.51         4.22          1.76
                                             2003      2.93         4.51          1.22
                                             2002      6.06         2.93         .5666
                                             2001      7.03         6.06             0

Russell 2000 Index Division/(c)/............ 2004     12.99        14.93          2.92
                                             2003      9.13        12.99          1.18
                                             2002     11.73         9.13         .2813
                                             2001     11.82        11.73             0

                                                                                            NUMBER OF
                                                                 BEGINNING OF              ACCUMULATION
                                                                     YEAR     END OF YEAR  UNITS END OF
                                                                 ACCUMULATION ACCUMULATION   YEAR (IN
                                                            YEAR  UNIT VALUE   UNIT VALUE   THOUSANDS)
                                                            ---- ------------ ------------ ------------
Salomon Brothers Strategic Bond Opportunities Division/(c)/ 2004    $17.74       $18.48         13.41
                                                            2003     16.25        17.74          3.22
                                                            2002     15.16        16.25        2.9726
                                                            2001     14.91        15.16      1,812.32

Salomon Brothers U.S. Government Division/(c)/............. 2004     14.66        14.74          7.02
                                                            2003     14.87        14.66          6.06
                                                            2002     14.10        14.87        5.6375
                                                            2001     13.87        14.10             0

T. Rowe Price Large Cap Growth Division/(c)/............... 2004     10.79        11.59          3.12
                                                            2003      8.48        10.79          1.77
                                                            2002     11.29         8.48        1.7224
                                                            2001     11.45        11.29      1,014.32

T. Rowe Price Mid-Cap Growth Division/(c)/................. 2004      6.01         6.94          1.81
                                                            2003      4.50         6.01          1.89
                                                            2002      8.21         4.50         .1363
                                                            2001      8.62         8.21             0

T. Rowe Price Small Cap Growth Division/(c)/............... 2004     11.49        12.48          1.51
                                                            2003      8.40        11.49          1.01
                                                            2002     11.71         8.40         .3178
                                                            2001     11.93        11.71             0

                                    GROUP I
BONUS CLASS WITH GREATER OF ANNUAL STEP-UP OR 5% ANNUAL INCREASE DEATH BENEFIT
                       AND EARNINGS PRESERVATION BENEFIT

                                                                              NUMBER OF
                                                   BEGINNING OF              ACCUMULATION
                                                       YEAR     END OF YEAR  UNITS END OF
                                                   ACCUMULATION ACCUMULATION   YEAR (IN
                                              YEAR  UNIT VALUE   UNIT VALUE  THOUSANDS)*
                                              ---- ------------ ------------ ------------
BlackRock Aggressive Growth Division/(c)/.... 2004    $29.63       $32.65        6.72
                                              2003     21.89        29.63        0.79
                                              2002     31.42        21.89        1.85
                                              2001     33.43        31.42           0

BlackRock Bond Income Division/(a)/.......... 2004     38.97        39.70        8.45
                                              2003     38.47        38.97        2.08
                                              2002     36.37        38.47        3.12
                                              2001     35.51        36.37           0

BlackRock Diversified Division/(c)/.......... 2004     31.18        32.99       22.14
                                              2003     26.94        31.18        0.44
                                              2002     31.99        26.94        2.01
                                              2001     32.93        31.99           0

BlackRock Investment Trust Division/(c)/..... 2004     51.08        55.25        9.38
                                              2003     40.98        51.08        1.41
                                              2002     56.77        40.98        1.50
                                              2001     61.03        56.77           0

BlackRock Large Cap Value Division/(d)/...... 2004     10.42        11.54       27.47
                                              2003      7.88        10.42        1.52
                                              2002     10.00         7.88           0

BlackRock Strategic Value Division/(c)/...... 2004     15.51        17.45       81.50
                                              2003     10.61        15.51        7.43
                                              2002     13.81        10.61       22.51
                                              2001     14.10        13.81           0

Davis Venture Value Division/(c)/............ 2004     25.84        28.31        8.70
                                              2003     20.39        25.84        0.25
                                              2002     24.97        20.39        3.70
                                              2001     25.75        24.97           0

FI International Stock Division/(c)/......... 2004     10.48        12.08       11.40
                                              2003      8.48        10.48        0.36
                                              2002     10.52         8.48        4.16
                                              2001     11.30        10.52           0

FI Mid Cap Opportunities Division/(h)/....... 2004     13.66        15.62       18.53
                                              2003     10.45        13.66        2.47
                                              2002     15.08        10.45         .40
                                              2001     17.58        15.08           0

FI Value Leaders Division/(d)/............... 2004     21.25        23.58        3.05
                                              2003     17.32        21.25        0.19
                                              2002     21.16        17.32           0

Franklin Templeton Small Growth Division/(c)/ 2004      8.72         9.47        7.68
                                              2003      6.18         8.72        0.07
                                              2002      8.75         6.18           0
                                              2001      9.16         8.75           0

                                                                                      NUMBER OF
                                                           BEGINNING OF              ACCUMULATION
                                                               YEAR     END OF YEAR  UNITS END OF
                                                           ACCUMULATION ACCUMULATION   YEAR (IN
                                                      YEAR  UNIT VALUE   UNIT VALUE  THOUSANDS)*
                                                      ---- ------------ ------------ ------------
Harris Oakmark Focused Value Division/(c)/........... 2004    $27.98       $30.01        19.02
                                                      2003     21.83        27.98         2.91
                                                      2002     24.52        21.83         8.47
                                                      2001     23.78        24.52            0

Harris Oakmark International Division/(d)/........... 2004     11.54        13.61         4.33
                                                      2003      8.75        11.54            0
                                                      2002     10.89         8.75         1.21

Harris Oakmark Large Cap Value Division/(c)/......... 2004     11.46        12.46        51.50
                                                      2003      9.39        11.46         4.19
                                                      2002     11.20         9.39            0
                                                      2001     11.40        11.20            0

Janus Aggressive Growth Division/(e)/................ 2004      6.62         7.02         9.71
                                                      2003      5.22         6.62         0.19
                                                      2002      7.71         5.22         7.36
                                                      2001      8.85         7.71            0

Lehman Brothers(R) Aggregate Bond Index Division/(c)/ 2004     12.06        12.24       102.14
                                                      2003     11.97        12.06         3.50
                                                      2002     11.12        11.97        17.13
                                                      2001     10.95        11.12            0

Loomis Sayles Small Cap Division/(c)/................ 2004     21.39        24.28         0.65
                                                      2003     16.20        21.39         0.07
                                                      2002     21.13        16.20          .51
                                                      2001     21.66        21.13            0

Lord Abbett Bond Debenture Division/(b)/............. 2004     11.60        12.26        11.57
                                                      2003     10.00        11.60         5.62
                                                      2002     10.11        10.00         6.53
                                                      2001     10.39        10.11            0

Met/AIM Mid Cap Core Equity Division/(d)/............ 2004     11.82        13.21         8.91
                                                      2003      9.58        11.82            0
                                                      2002     11.35         9.58            0

Met/AIM Small Cap Growth Division/(d)/............... 2004     11.41        11.88         6.15
                                                      2003      8.41        11.41            0
                                                      2002     11.18         8.41          .02

Met/Putnam Voyager Division/(c) (g)/................. 2004      4.14         4.22         6.89
                                                      2003      3.38         4.14         0.59
                                                      2002      4.86         3.38         5.27
                                                      2001      5.34         4.86            0

MetLife Mid Cap Stock Index Division/(c)/............ 2004     11.14        12.61        28.64
                                                      2003      8.48        11.14         2.32
                                                      2002     10.20         8.48         9.91
                                                      2001     10.34        10.20            0

MetLife Stock Index Division/(c)/.................... 2004     30.73        33.14        57.90
                                                      2003     24.88        30.73         3.89
                                                      2002     32.78        24.88         6.75
                                                      2001     34.83        32.78            0

                                                                                            NUMBER OF
                                                                 BEGINNING OF              ACCUMULATION
                                                                     YEAR     END OF YEAR  UNITS END OF
                                                                 ACCUMULATION ACCUMULATION   YEAR (IN
                                                            YEAR  UNIT VALUE   UNIT VALUE  THOUSANDS)*
                                                            ---- ------------ ------------ ------------
MFS Investors Trust Division/(c)/.......................... 2004    $ 7.49       $ 8.14        4.28
                                                            2003      6.33         7.49           0
                                                            2002      8.12         6.33           0
                                                            2001      8.57         8.12           0

MFS Research International Division/(c)/................... 2004      9.28        10.84       10.10
                                                            2003      7.19         9.27        0.07
                                                            2002      8.32         7.19        3.59
                                                            2001      8.99         8.32           0

Morgan Stanley EAFE(R) Index Division/(c)/................. 2004      9.15        10.67       35.44
                                                            2003      6.85         9.15        6.09
                                                            2002      8.40         6.85       13.17
                                                            2001      9.18         8.40           0

Neuberger Berman Mid Cap Value Division/(c)/............... 2004     17.22        20.66       19.54
                                                            2003     12.98        17.22        1.70
                                                            2002     14.69        12.98         .66
                                                            2001     15.05        14.69           0

Oppenheimer Global Equity Division/(c)/.................... 2004     12.20        13.84       11.99
                                                            2003      9.63        12.20        1.62
                                                            2002     11.74         9.63        7.13
                                                            2001     12.49        11.74           0

PIMCO Total Return Division/(c)/........................... 2004     11.31        11.60       60.12
                                                            2003     11.10        11.31        0.41
                                                            2002     10.37        11.10       12.75
                                                            2001     10.21        10.37           0

RCM Global Technology Division/(c)/........................ 2004      4.49         4.20       59.95
                                                            2003      2.93         4.49        2.59
                                                            2002      6.05         2.93       11.78
                                                            2001      7.03         6.05           0

Russell 2000(R) Index Division/(c)/........................ 2004     12.89        14.79       18.31
                                                            2003      9.07        12.89        1.33
                                                            2002     11.67         9.07        4.78
                                                            2001     11.77        11.67           0

Salomon Brothers Strategic Bond Opportunities Division/(c)/ 2004     17.50        18.20       34.46
                                                            2003     16.05        17.50        0.86
                                                            2002     15.00        16.05        1.81
                                                            2001     14.76        15.00           0

Salomon Brothers U.S. Government Division/(c)/............. 2004     14.46        14.52       17.83
                                                            2003     14.69        14.46        0.97
                                                            2002     13.95        14.69        8.18
                                                            2001     13.73        13.95           0

T. Rowe Price Large Cap Growth Division/(c)/............... 2004     10.71        11.49       20.84
                                                            2003      8.43        10.71        2.16
                                                            2002     11.23         8.43         .71
                                                            2001     11.40        11.23           0

                                                                             NUMBER OF
                                                  BEGINNING OF              ACCUMULATION
                                                      YEAR     END OF YEAR  UNITS END OF
                                                  ACCUMULATION ACCUMULATION   YEAR (IN
                                             YEAR  UNIT VALUE   UNIT VALUE  THOUSANDS)*
                                             ---- ------------ ------------ ------------
T. Rowe Price Mid-Cap Growth Division/(c)/.. 2004    $ 5.99       $ 6.90       35.86
                                             2003      4.50         5.99        0.76
                                             2002      8.20         4.50       12.10
                                             2001      8.61         8.20           0

T. Rowe Price Small Cap Growth Division/(c)/ 2004     11.38        12.34       14.10
                                             2003      8.33        11.38        1.27
                                             2002     11.62         8.33         .49
                                             2001     11.85        11.62           0

--------
* Years 2001, 2002 and 2003 also includes Guaranteed Minimum Income Benefit.

                                    GROUP I
                       C CLASS WITH BASIC DEATH BENEFIT

                                                                                         NUMBER OF
                                                              BEGINNING OF              ACCUMULATION
                                                                  YEAR     END OF YEAR  UNITS END OF
                                                              ACCUMULATION ACCUMULATION   YEAR (IN
                                                         YEAR  UNIT VALUE   UNIT VALUE   THOUSANDS)
                                                         ---- ------------ ------------ ------------
American Funds Global Small Capitalization Division/(c)/ 2004   $ 16.01      $ 19.00        46.61
                                                         2003     10.61        16.01        20.84
                                                         2002     13.35        10.61       5.4264
                                                         2001     13.69        13.35            0

American Funds Growth Division/(c)/..................... 2004    106.52       117.68        18.08
                                                         2003     79.27       106.52        12.97
                                                         2002    106.85        79.27       4.6474
                                                         2001    118.09       106.85            0

American Funds Growth-Income Division/(c)/.............. 2004     82.90        89.86        34.16
                                                         2003     63.74        82.90        22.39
                                                         2002     79.47        63.74       6.5416
                                                         2001     82.85        79.47            0

BlackRock Aggressive Growth Division/(c)/............... 2004     32.81        36.40         5.20
                                                         2003     23.73        32.81         7.42
                                                         2002     33.88        23.73        .4746
                                                         2001     35.96        33.88            0

BlackRock Bond Income Division/(a)/..................... 2004     44.53        45.67        25.55
                                                         2003     42.83        44.53        21.33
                                                         2002     40.27        42.83      10.2593
                                                         2001     39.23        40.27            0

BlackRock Diversified Division/(c)/..................... 2004     34.93        37.20        29.93
                                                         2003     29.49        34.93        31.85
                                                         2002     34.84        29.49      10.7653
                                                         2001     35.78        34.84            0

BlackRock Investment Trust Division/(c)/................ 2004     58.37        63.55         8.71
                                                         2003     45.63        58.37         9.34
                                                         2002     62.87        45.63       2.2849
                                                         2001     67.43        62.87            0

BlackRock Large Cap Value Division/(d)/................. 2004     10.54        11.74        23.77
                                                         2003      7.91        10.54        15.50
                                                         2002     10.00         7.91       1.8688

BlackRock Money Market Division/(f)/.................... 2004     21.38        21.19       150.61
                                                         2003     21.59        21.38       193.30

BlackRock Strategic Value Division/(c)/................. 2004     15.86        17.96        96.27
                                                         2003     10.76        15.86        80.52
                                                         2002     13.93        10.76       0.1732
                                                         2001     14.18        13.93            0

Davis Venture Value Division/(c)/....................... 2004     27.42        30.24        16.08
                                                         2003     21.32        27.42         7.95
                                                         2002     25.98        21.32       2.4630
                                                         2001     26.73        25.98            0

                                                                                   NUMBER OF
                                                        BEGINNING OF              ACCUMULATION
                                                            YEAR     END OF YEAR  UNITS END OF
                                                        ACCUMULATION ACCUMULATION   YEAR (IN
                                                   YEAR  UNIT VALUE   UNIT VALUE   THOUSANDS)
                                                   ---- ------------ ------------ ------------
FI International Stock Division/(c)/.............. 2004    $11.38       $13.20        10.81
                                                   2003      9.04        11.38         7.13
                                                   2002     11.16         9.04       4.4099
                                                   2001     11.95        11.16            0

FI Mid Cap Opportunities Division/(h)/............ 2004     14.28        16.43        24.61
                                                   2003     10.79        14.28        10.95
                                                   2002     15.49        10.79       3.5579
                                                   2001     18.01        15.49            0

FI Value Leaders Division/(d)/.................... 2004     22.77        25.43         4.13
                                                   2003     18.27        22.77         1.43
                                                   2002     22.23        18.27        .7341

Franklin Templeton Small Cap Growth Division/(c)/. 2004      8.87         9.70        20.75
                                                   2003      6.24         8.87        19.14
                                                   2002      8.78         6.24       3.9242
                                                   2001      9.17         8.78            0

Harris Oakmark Focused Value Division/(c)/........ 2004     29.99        32.38        36.46
                                                   2003     23.02        29.99        29.85
                                                   2002     25.72        23.02      11.9658
                                                   2001     24.89        25.72            0

Harris Oakmark International Division/(d)/........ 2004     11.71        13.90        23.59
                                                   2003      8.81        11.71        13.71
                                                   2002     10.90         8.81        .5579

Harris Oakmark Large Cap Value Division/(c)/...... 2004     11.85        12.97       105.48
                                                   2003      9.61        11.85        79.58
                                                   2002     11.40         9.61      33.3480
                                                   2001     11.58        11.40            0

Janus Aggressive Growth Division/(c) (e)/......... 2004      6.74         7.19         1.70
                                                   2003      5.27         6.74         9.86
                                                   2002      7.73         5.27       4.9487
                                                   2001      8.86         7.73            0

Lehman Brothers Aggregate Bond Index Division/(c)/ 2004     12.47        12.74       304.26
                                                   2003     12.25        12.47       204.61
                                                   2002     11.32        12.25      96.3369
                                                   2001     11.11        11.32            0

Loomis Sayles Small Cap Division/(c)/............. 2004     22.77        26.03         4.11
                                                   2003     16.99        22.77         2.55
                                                   2002     22.04        16.99        .7845
                                                   2001     22.54        22.04            0

Lord Abbett Bond Debenture Division/(b)/.......... 2004     12.12        12.90        44.74
                                                   2003     10.33        12.12        60.94
                                                   2002     10.38        10.33       5.8690
                                                   2001     10.65        10.38            0

MET/AIM Mid Cap Core Equity Division/(d)/......... 2004     11.99        13.49        21.02
                                                   2003      9.65        11.99        15.69
                                                   2002     11.38         9.65        .9500

                                                                             NUMBER OF
                                                  BEGINNING OF              ACCUMULATION
                                                      YEAR     END OF YEAR  UNITS END OF
                                                  ACCUMULATION ACCUMULATION   YEAR (IN
                                             YEAR  UNIT VALUE   UNIT VALUE   THOUSANDS)
                                             ---- ------------ ------------ ------------
MET/AIM Small Cap Growth Division/(d)/...... 2004    $11.58       $12.13         5.24
                                             2003      8.47        11.58         2.97
                                             2002     11.22         8.47        .4163

Met/Putnam Voyager Division/(c) (g)/........ 2004      4.24         4.36         1.93
                                             2003      3.43         4.24         7.67
                                             2002      4.90         3.43       1.4909
                                             2001      5.38         4.90            0

MetLife Mid Cap Stock Index Division/(c)/... 2004     11.40        12.98        66.39
                                             2003      8.60        11.40        72.02
                                             2002     10.28         8.60      36.5669
                                             2001     10.40        10.28            0

MetLife Stock Index Division/(c)/........... 2004     33.58        36.45       125.31
                                             2003     26.67        33.58        90.69
                                             2002     34.95        26.67      42.2621
                                             2001     37.05        34.95            0

MFS Investors Trust Division/(c)/........... 2004      7.73         8.45         9.37
                                             2003      6.46         7.73        15.40
                                             2002      8.24         6.46       0.3980
                                             2001      8.67         8.24            0

MFS Research International Division/(c)/.... 2004      9.44        11.10         7.17
                                             2003      7.26         9.44         5.94
                                             2002      8.36         7.26       2.2111
                                             2001      9.01         8.36            0

Morgan Stanley EAFE Index Division/(c)/..... 2004      9.46        11.11       102.46
                                             2003      7.00         9.46       113.62
                                             2002      8.54         7.00      54.8367
                                             2001      9.32         8.54            0

Neuberger Berman Mid Cap Value Division/(c)/ 2004     17.81        21.50        52.39
                                             2003     13.28        17.81        19.95
                                             2002     14.95        13.28      10.0132
                                             2001     15.27        14.95            0

Oppenheimer Global Equity Division/(c)/..... 2004     12.75        14.56         5.07
                                             2003      9.94        12.75         4.71
                                             2002     12.05         9.94       1.5475
                                             2001     12.79        12.05            0

PIMCO Total Return Division/(c)/............ 2004     11.52        11.90       122.91
                                             2003     11.21        11.52       110.33
                                             2002     10.42        11.21      55.2510
                                             2001     10.24        10.42            0

RCM Global Technology Division/(c)/......... 2004      4.58         4.30        65.38
                                             2003      2.96         4.58       113.20
                                             2002      6.08         2.96       1.9228
                                             2001      7.04         6.08            0

                                                                                            NUMBER OF
                                                                 BEGINNING OF              ACCUMULATION
                                                                     YEAR     END OF YEAR  UNITS END OF
                                                                 ACCUMULATION ACCUMULATION   YEAR (IN
                                                            YEAR  UNIT VALUE   UNIT VALUE   THOUSANDS)
                                                            ---- ------------ ------------ ------------
Russell 2000 Index Division/(c)/........................... 2004    $13.33       $15.40        44.27
                                                            2003      9.28        13.33        48.95
                                                            2002     11.88         9.28      22.3719
                                                            2001     11.95        11.88            0

Salomon Brothers Strategic Bond Opportunities Division/(c)/ 2004     18.58        19.45        54.70
                                                            2003     16.79        18.58        45.86
                                                            2002     15.61        16.79      12.2335
                                                            2001     15.32        15.61            0

Salomon Brothers U.S. Government Division/(c)/............. 2004     15.35        15.51        51.57
                                                            2003     15.36        15.35        36.02
                                                            2002     14.51        15.36      77.3942
                                                            2001     14.25        14.51            0

T. Rowe Price Large Cap Growth Division/(c)/............... 2004     11.08        11.96        25.31
                                                            2003      8.62        11.08        19.11
                                                            2002     11.43         8.62       4.8255
                                                            2001     11.58        11.43            0

T. Rowe Price Mid-Cap Growth Division/(c)/................. 2004      6.10         7.08        30.27
                                                            2003      4.53         6.10        30.35
                                                            2002      8.24         4.53       5.9869
                                                            2001      8.63         8.24            0

T. Rowe Price Small Cap Growth Division/(c)/............... 2004     11.89        12.98        17.99
                                                            2003      8.60        11.89        22.47
                                                            2002     11.94         8.60       4.6379
                                                            2001     12.14        11.94            0

                                    GROUP I
                  C CLASS WITH EARNINGS PRESERVATION BENEFIT

                                                                                         NUMBER OF
                                                              BEGINNING OF              ACCUMULATION
                                                                  YEAR     END OF YEAR  UNITS END OF
                                                              ACCUMULATION ACCUMULATION   YEAR (IN
                                                         YEAR  UNIT VALUE   UNIT VALUE   THOUSANDS)
                                                         ---- ------------ ------------ ------------
American Funds Global Small Capitalization Division/(c)/ 2004   $ 15.78      $ 18.68            0
                                                         2003                  15.78         1.68
                                                         2002     10.49        10.49       1.8158
                                                         2001     13.57        13.23            0

American Funds Growth Division/(c)/..................... 2004    101.35       111.69         2.22
                                                         2003     75.61       101.35         2.58
                                                         2002    102.17        75.61       1.2506
                                                         2001    113.04       102.17            0

American Funds Growth-Income Division/(c)/.............. 2004     78.87        85.28         0.14
                                                         2003     60.79        78.87         0.05
                                                         2002     75.99        60.79        .0487
                                                         2001     79.31        75.99            0

BlackRock Aggressive Growth Division/(c)/............... 2004     31.55        34.91         0.38
                                                         2003     22.87        31.55         0.42
                                                         2002     32.74        22.87        .4919
                                                         2001     34.78        32.74            0

BlackRock Bond Income Division/(a)/..................... 2004     42.30        43.27         0.40
                                                         2003     40.79        42.30         1.01
                                                         2002     38.44        40.79       2.5290
                                                         2001     37.49        38.44            0

BlackRock Diversified Division/(c)/..................... 2004     33.44        35.52        27.24
                                                         2003     28.30        33.44        26.90
                                                         2002     33.51        28.30            0
                                                         2001     34.45        33.51            0

BlackRock Investment Trust Division/(c)/................ 2004     55.45        60.22         0.28
                                                         2003     43.45        55.45         0.16
                                                         2002     60.02        43.45        .1722
                                                         2001     64.44        60.02            0

BlackRock Large Cap Value Division/(d)/................. 2004     10.49        11.66            0
                                                         2003      7.90        10.49            0
                                                         2002     10.00         7.90            0

BlackRock MoneyMarket-Division/(f)/..................... 2004                  20.09            0
                                                         2003     20.57        20.31            0

BlackRock Strategic Value Division/(c)/................. 2004     15.72        17.76         1.64
                                                         2003     10.69        15.72         3.30
                                                         2002     13.88        10.69       8.2857
                                                         2001     14.14        13.88            0

Davis Venture Value Division/(c)/....................... 2004     26.80        29.48         0.10
                                                         2003      2.89        26.80         0.11
                                                         2002     25.52        20.89        .1042
                                                         2001     26.28        25.52            0

                                                                                   NUMBER OF
                                                        BEGINNING OF              ACCUMULATION
                                                            YEAR     END OF YEAR  UNITS END OF
                                                        ACCUMULATION ACCUMULATION   YEAR (IN
                                                   YEAR  UNIT VALUE   UNIT VALUE   THOUSANDS)
                                                   ---- ------------ ------------ ------------
FI International Stock Division/(c)/.............. 2004    $11.02       $12.76         0.29
                                                   2003      8.78        11.02            0
                                                   2002     10.87         8.78            0
                                                   2001     11.65        10.87            0

FI Mid Cap Opportunities Division/(h)/............ 2004     14.04        16.11         0.35
                                                   2003     10.64        14.04         0.35
                                                   2002     15.30        10.64       2.9008
                                                   2001     17.81        15.30            0

FI Value Leaders Division/(d)/.................... 2004     22.18        24.70            0
                                                   2003     17.83        22.18            0
                                                   2002     21.74        17.83            0

Franklin Templeton Small Cap Growth Division/(c)/. 2004      8.81         9.61            0
                                                   2003      6.21         8.81            0
                                                   2002      8.77         6.21            0
                                                   2001      9.16         8.77            0

Harris Oakmark Focused Value Division/(c)/........ 2004     29.20        31.45         0.52
                                                   2003     22.44        29.20         1.46
                                                   2002     25.16        22.47       3.1229
                                                   2001     24.38        25.16            0

Harris Oakmark International Division/(d)/........ 2004     11.65        13.79            0
                                                   2003      8.78        11.65            0
                                                   2002     10.89         8.78            0

Harris Oakmark Large Cap Value Division/(c)/...... 2004     11.70        12.77         2.84
                                                   2003      9.51        11.70         6.03
                                                   2002     11.31         9.51      11.7205
                                                   2001     11.50        11.31            0

Janus Aggressive Growth Division/(c) (e)/......... 2004      6.69         7.12         0.21
                                                   2003      5.25         6.69         2.58
                                                   2002      7.72         5.25        .2016
                                                   2001      8.86         7.72            0

Lehman Brothers Aggregate Bond Index Division/(c)/ 2004     12.31        12.55        42.30
                                                   2003     12.12        12.31         4.85
                                                   2002     11.23        12.12       4.9962
                                                   2001     11.04        11.23            0

Loomis Sayles Small Cap Division/(c)/............. 2004     22.23        25.34            0
                                                   2003     16.62        22.23            0
                                                   2002     21.62        16.62            0
                                                   2001     22.14        21.62            0

Lord Abbett Bond Debenture Division/(b)/.......... 2004     11.92        12.65         0.23
                                                   2003     10.18        11.92         0.23
                                                   2002     10.25        10.18        .2214
                                                   2001     10.53        10.25            0

MET/AIM Mid Cap Core Equity Division/(d)/......... 2004     11.93        13.39            0
                                                   2003      9.62        11.93            0
                                                   2002     11.37         9.62            0

                                                                             NUMBER OF
                                                  BEGINNING OF              ACCUMULATION
                                                      YEAR     END OF YEAR  UNITS END OF
                                                  ACCUMULATION ACCUMULATION   YEAR (IN
                                             YEAR  UNIT VALUE   UNIT VALUE   THOUSANDS)
                                             ---- ------------ ------------ ------------
MET/AIM Small Cap Growth Division/(d)/...... 2004    $11.51       $12.03            0
                                             2003      8.44        11.51            0
                                             2002     11.20         8.44            0

Met/Putnam Voyager Division/(c) (g)/........ 2004      4.20         4.30            0
                                             2003      3.40         4.20            0
                                             2002      4.88         3.40            0
                                             2001      5.36         4.88            0

MetLife Mid Cap Stock Index Division/(c)/... 2004     11.30        12.84         0.34
                                             2003      8.54        11.30         1.39
                                             2002     10.25         8.54       1.2731
                                             2001     10.38        10.25            0

MetLife Stock Index Division/(c)/........... 2004     32.45        35.14         2.72
                                             2003     25.84        32.45         3.36
                                             2002     33.94        25.84       1.7327
                                             2001     36.03        33.94            0

MFS Investors Trust Division/(c)/........... 2004      7.64         8.33            0
                                             2003      6.41         7.64            0
                                             2002      8.18         6.41            0
                                             2001      8.62         8.18            0

MFS Research International Division/(c)/.... 2004      9.37        10.99         2.65
                                             2003      7.23         9.37         2.75
                                             2002      8.34         7.23            0
                                             2001      9.00         8.34            0

Morgan Stanley EAFE Index Division/(c)/..... 2004      9.34        10.94         0.82
                                             2003      6.93         9.34         1.84
                                             2002      8.48         6.93       2.7043
                                             2001      9.26         8.48            0

Neuberger Berman Mid Cap Value Division/(c)/ 2004     17.58        21.18         1.07
                                             2003     13.14        17.58         1.11
                                             2002     14.83        13.14            0
                                             2001     15.17        14.83            0

Oppenheimer Global Equity Division/(c)/..... 2004     12.53        14.28         0.26
                                             2003      9.80        12.53         0.28
                                             2002     11.91         9.80            0
                                             2001     12.65        11.91            0

PIMCO Total Return Division/(c)/............ 2004     11.44        11.78        43.03
                                             2003     11.16        11.44         8.29
                                             2002     10.40        11.16       4.7796
                                             2001     10.23        10.40            0

RCM Global Technology Division/(c)/......... 2004      4.54         4.26            0
                                             2003      2.94         4.54            0
                                             2002      6.07         2.94            0
                                             2001      7.04         6.07            0

                                                                                            NUMBER OF
                                                                 BEGINNING OF              ACCUMULATION
                                                                     YEAR     END OF YEAR  UNITS END OF
                                                                 ACCUMULATION ACCUMULATION   YEAR (IN
                                                            YEAR  UNIT VALUE   UNIT VALUE   THOUSANDS)
                                                            ---- ------------ ------------ ------------
Russell 2000 Index Division/(c)/........................... 2004    $13.16       $15.16         1.15
                                                            2003      9.16        13.16         1.31
                                                            2002     11.78         9.18       1.7578
                                                            2001     11.87        11.78            0

Salomon Brothers Strategic Bond Opportunities Division/(c)/ 2004     18.15        18.96         0.50
                                                            2003     16.45        18.15         0.50
                                                            2002     15.33        16.45            0
                                                            2001     15.06        15.33            0

Salomon Brothers U.S. Government Division/(c)/............. 2004     15.00        15.12            0
                                                            2003     15.05        15.00        45.16
                                                            2002     14.26        15.05            0
                                                            2001     14.01        14.26            0

T. Rowe Price Large Cap Growth Division/(c)/............... 2004     10.93        11.77            0
                                                            2003      8.53        10.93            0
                                                            2002     11.34         8.53            0
                                                            2001     11.50        11.34            0

T. Rowe Price Mid-Cap Growth Division/(c)/................. 2004      6.06         7.01            0
                                                            2003      4.51         6.06         3.34
                                                            2002      8.22         4.51       3.6017
                                                            2001      8.62         8.22            0

T. Rowe Price Small Cap Growth Division/(c)/............... 2004     11.69        12.73         0.80
                                                            2003      8.47        11.69         0.76
                                                            2002     11.79         8.47        .3818
                                                            2001     12.01        11.79            0

                                    GROUP I
                   C CLASS WITH ANNUAL STEP-UP DEATH BENEFIT

                                                                                         NUMBER OF
                                                              BEGINNING OF              ACCUMULATION
                                                                  YEAR     END OF YEAR  UNITS END OF
                                                              ACCUMULATION ACCUMULATION   YEAR (IN
                                                         YEAR  UNIT VALUE   UNIT VALUE   THOUSANDS)
                                                         ---- ------------ ------------ ------------
American Funds Global Small Capitalization Division/(c)/ 2004   $ 15.83      $ 18.75         9.60
                                                         2003     10.57        15.83         3.77
                                                         2002     13.30        10.57       1.9921
                                                         2001     13.64        13.30            0

American Funds Growth Division/(c)/..................... 2004    102.36       112.86         4.18
                                                         2003     77.79       102.36         1.98
                                                         2002    104.95        77.79       1.4761
                                                         2001    116.05       104.95            0

American Funds Growth-Income Division/(c)/.............. 2004     79.66        86.18         6.29
                                                         2003     62.54        79.66         3.28
                                                         2002     78.06        62.54       2.0003
                                                         2001     81.42        78.06            0

BlackRock Aggressive Growth Division/(c)/............... 2004     31.80        35.20         0.34
                                                         2003     23.38        31.80         0.84
                                                         2002     33.42        23.38        .0897
                                                         2001     35.48        33.42            0

BlackRock Bond Income Division/(a)/..................... 2004     42.74        43.74         2.73
                                                         2003     42.01        42.74         6.05
                                                         2002     39.53        42.01        .9558
                                                         2001     38.52        39.53            0

BlackRock Diversified Division/(c)/..................... 2004     33.73        35.85         1.88
                                                         2003     29.01        33.73         8.63
                                                         2002     34.30        29.01       7.2603
                                                         2001     35.24        34.30            0

BlackRock Investment Trust Division/(c)/................ 2004     56.02        60.87         0.98
                                                         2003     44.75        56.02         1.15
                                                         2002     61.71        44.75        .4694
                                                         2001     66.22        61.71            0

BlackRock Large Cap Value Division/(d)/................. 2004     10.50        11.68         7.84
                                                         2003      7.91        10.50        14.07
                                                         2002     10.00         7.91            0

BlackRock Money Market Division/(f)/.................... 2004     20.52        20.31        16.14
                                                         2003     20.77        20.52        21.54

BlackRock Strategic Value Division/(c)/................. 2004     15.75        17.80        10.80
                                                         2003     10.73        15.75        10.88
                                                         2002     13.91        10.73       5.0982
                                                         2001     14.17        13.91            0

Davis Venture Value Division/(c)/....................... 2004     26.92        29.63         5.84
                                                         2003     21.15        26.92         6.62
                                                         2002     25.79        21.15       5.6927
                                                         2001     26.55        25.79            0

                                                                                   NUMBER OF
                                                        BEGINNING OF              ACCUMULATION
                                                            YEAR     END OF YEAR  UNITS END OF
                                                        ACCUMULATION ACCUMULATION   YEAR (IN
                                                   YEAR  UNIT VALUE   UNIT VALUE   THOUSANDS)
                                                   ---- ------------ ------------ ------------
FI International Stock Division/(c)/.............. 2004    $11.09       $12.84         3.66
                                                   2003      8.94        11.09         3.10
                                                   2002     11.04         8.94       2.8017
                                                   2001     11.83        11.04            0

FI Mid Cap Opportunities Division/(h)/............ 2004     14.09        16.18         7.83
                                                   2003     10.73        14.09         3.98
                                                   2002     15.41        10.73       2.1070
                                                   2001     17.93        15.41            0

FI Value Leaders Division/(d)/.................... 2004     22.29        24.85            0
                                                   2003     18.09        22.29            0
                                                   2002     22.03        18.09            0

Franklin Templeton Small Cap Growth Division/(c)/. 2004      8.82         9.63         7.01
                                                   2003      6.23         8.82         3.13
                                                   2002      8.78         6.23       1.3512
                                                   2001      9.17         8.78            0

Harris Oakmark Focused Value Division/(c)/........ 2004     29.36        31.63         4.33
                                                   2003     22.80        29.36         4.64
                                                   2002     25.49        22.80       2.6824
                                                   2001     24.68        25.49            0

Harris Oakmark International Division/(d)/........ 2004     11.66        13.81         0.99
                                                   2003      8.80        11.66         1.57
                                                   2002     10.90         8.80            0

Harris Oakmark Large Cap Value Division/(c)/...... 2004     11.73        12.81        15.85
                                                   2003      9.57        11.73        18.59
                                                   2002     11.36         9.57      14.3594
                                                   2001     11.55        11.36            0

Janus Aggressive Growth Division/(c) (e)/......... 2004      6.70         7.14         0.72
                                                   2003      5.26         6.70         0.71
                                                   2002      7.73         5.26            0
                                                   2001      8.86         7.73            0

Lehman Brothers Aggregate Bond Index Division/(c)/ 2004     12.34        12.59        50.77
                                                   2003     12.20        12.34        50.55
                                                   2002     11.28        12.20      56.2385
                                                   2001     11.08        11.28            0

Loomis Sayles Small Cap Division/(c)/............. 2004     22.34        25.48         1.21
                                                   2003     16.84        22.34         1.26
                                                   2002     21.87        16.84        .6185
                                                   2001     22.38        21.87            0

Lord Abbett Bond Debenture Division/(b)/.......... 2004     11.96        12.70         8.72
                                                   2003     10.27        11.96        10.16
                                                   2002     10.33        10.27       8.5282
                                                   2001     10.60        10.33            0

MET/AIM Mid Cap Core Equity Division/(d)/......... 2004     11.94        13.41         0.11
                                                   2003      9.64        11.94        18.35
                                                   2002     11.37         9.64       1.2238

                                                                             NUMBER OF
                                                  BEGINNING OF              ACCUMULATION
                                                      YEAR     END OF YEAR  UNITS END OF
                                                  ACCUMULATION ACCUMULATION   YEAR (IN
                                             YEAR  UNIT VALUE   UNIT VALUE   THOUSANDS)
                                             ---- ------------ ------------ ------------
MET/AIM Small Cap Growth Division/(d)/...... 2004    $11.53       $12.05         0.12
                                             2003      8.46        11.53         1.24
                                             2002     11.21         8.46            0

Met/Putnam Voyager Division/(c) (g)/........ 2004      4.20         4.31         3.05
                                             2003      3.42         4.20         1.56
                                             2002      4.89         3.42            0
                                             2001      5.37         4.89            0

MetLife Mid Cap Stock Index Division/(c)/... 2004     11.32        12.87        10.79
                                             2003      8.58        11.32        18.85
                                             2002     10.27         8.58      35.0083
                                             2001     10.39        10.27            0

MetLife Stock Index Division/(c)/........... 2004     32.68        35.40        20.42
                                             2003     26.34        32.68        17.90
                                             2002     34.54        26.34      27.5884
                                             2001     36.64        34.54            0

MFS Investors Trust Division/(c)/........... 2004      7.65         8.36         0.35
                                             2003      6.44         7.65         0.42
                                             2002      8.22         6.44            0
                                             2001      8.65         8.22            0

MFS Research International Division/(c)/.... 2004      9.38        11.02         1.56
                                             2003      7.25         9.38         2.92
                                             2002      8.35         7.25       2.0193
                                             2001      9.01         8.35            0

Morgan Stanley EAFE Index Division/(c)/..... 2004      9.36        10.97        24.74
                                             2003      6.98         9.36        37.04
                                             2002      8.52         6.98      66.5096
                                             2001      9.30         8.52            0

Neuberger Berman Mid Cap Value Division/(c)/ 2004     17.63        21.24         3.24
                                             2003     13.22        17.63         3.30
                                             2002     14.90        13.22       1.2696
                                             2001     15.23        14.90            0

Oppenheimer Global Equity Division/(c)/..... 2004     12.58        14.33         3.04
                                             2003      9.89        12.58         2.72
                                             2002     11.99         9.89       3.1175
                                             2001     12.74        11.99            0

PIMCO Total Return Division/(c)/............ 2004     11.45        11.81        19.35
                                             2003     11.19        11.45        29.77
                                             2002     10.41        11.19      28.8909
                                             2001     10.24        10.41            0

RCM Global Technology Division/(c)/......... 2004      4.55         4.27         4.83
                                             2003      2.95         4.55         8.11
                                             2002      6.08         2.95       3.9086
                                             2001      7.04         6.08            0

                                                                                            NUMBER OF
                                                                 BEGINNING OF              ACCUMULATION
                                                                     YEAR     END OF YEAR  UNITS END OF
                                                                 ACCUMULATION ACCUMULATION   YEAR (IN
                                                            YEAR  UNIT VALUE   UNIT VALUE   THOUSANDS)
                                                            ---- ------------ ------------ ------------
Russell 2000 Index Division/(c)/........................... 2004    $13.19       $15.21         1.72
                                                            2003      9.24        13.19         7.86
                                                            2002     11.84         9.24      20.9262
                                                            2001     11.91        11.84            0

Salomon Brothers Strategic Bond Opportunities Division/(c)/ 2004     18.24        19.06         7.61
                                                            2003     16.65        18.24         5.38
                                                            2002     15.49        16.65       1.1787
                                                            2001     15.22        15.49            0

Salomon Brothers U.S. Government Division/(c)/............. 2004     15.07        15.20         4.73
                                                            2003     15.24        15.07         5.59
                                                            2002     14.41        15.24       4.8024
                                                            2001     14.15        14.41            0

T. Rowe Price Large Cap Growth Division/(c)/............... 2004     10.96        11.81        14.11
                                                            2003      8.59        10.96        10.77
                                                            2002     11.39         8.59       5.2246
                                                            2001     11.54        11.39            0

T. Rowe Price Mid-Cap Growth Division/(c)/................. 2004      6.07         7.03         9.47
                                                            2003      4.53         6.07        11.10
                                                            2002      8.23         4.53       2.6175
                                                            2001      8.63         8.23            0

T. Rowe Price Small Cap Growth Division/(c)/............... 2004     11.73        12.78         3.35
                                                            2003      8.55        11.73         3.46
                                                            2002     11.88         8.55        .5741
                                                            2001     12.09        11.88            0

                                    GROUP I
    C CLASS WITH GREATER ANNUAL STEP-UP OR 5% ANNUAL INCREASE DEATH BENEFIT

                                                                                         NUMBER OF
                                                              BEGINNING OF              ACCUMULATION
                                                                  YEAR     END OF YEAR  UNITS END OF
                                                              ACCUMULATION ACCUMULATION   YEAR (IN
                                                         YEAR  UNIT VALUE   UNIT VALUE   THOUSANDS)
                                                         ---- ------------ ------------ ------------
American Funds Global Small Capitalization Division/(c)/ 2004   $ 15.69      $ 18.56         3.47
                                                         2003     10.49        15.69         1.19
                                                         2002     13.23        10.49       1.1932
                                                         2001     13.57        13.23            0

American Funds Growth Division/(c)/..................... 2004     99.35       109.38         1.39
                                                         2003     75.61        99.35         1.19
                                                         2002    102.17        75.61        .1534
                                                         2001    113.04       102.17            0

American Funds Growth-Income Division/(c)/.............. 2004     77.32        83.52         1.61
                                                         2003     60.79        77.32         1.98
                                                         2002     75.99        60.79        .6888
                                                         2001     79.31        75.99            0

BlackRock Aggressive Growth Division/(c)/............... 2004     31.06        34.33         0.31
                                                         2003     22.87        31.06        10.82
                                                         2002     32.74        22.87        .3157
                                                         2001     34.78        32.74            0

BlackRock Bond Income Division/(a)/..................... 2004     41.44        42.35         2.04
                                                         2003     40.79        41.44         1.76
                                                         2002     38.44        40.79        .8088
                                                         2001     37.49        38.44            0

BlackRock Diversified Division/(c)/..................... 2004     32.86        34.87         0.19
                                                         2003     28.30        32.86         0.76
                                                         2002     33.51        28.30        .1893
                                                         2001     34.45        33.51            0

BlackRock Investment Trust Division/(c)/................ 2004     54.32        58.94         0.53
                                                         2003     43.45        54.32         0.91
                                                         2002     60.02        43.45        .7979
                                                         2001     64.44        60.02            0

BlackRock Large Cap Value Division/(d)/................. 2004     10.48        11.63         1.29
                                                         2003      7.90        10.48            0
                                                         2002     10.00         7.90            0

BlackRock Money Market Division/(f)/.................... 2004     19.90        19.67            0
                                                         2003     20.17        19.90            0

BlackRock Strategic Value Division/(c)/................. 2004     15.67        17.68         9.09
                                                         2003     10.69        15.67        10.82
                                                         2002     13.88        10.69       4.3781
                                                         2001     14.14        13.88            0

Davis Venture Value Division/(c)/....................... 2004     26.56        29.18         1.58
                                                         2003     20.89        26.56         0.43
                                                         2002     25.52        20.89        .1403
                                                         2001     26.28        25.52            0

                                                                                   NUMBER OF
                                                        BEGINNING OF              ACCUMULATION
                                                            YEAR     END OF YEAR  UNITS END OF
                                                        ACCUMULATION ACCUMULATION   YEAR (IN
                                                   YEAR  UNIT VALUE   UNIT VALUE   THOUSANDS)
                                                   ---- ------------ ------------ ------------
FI International Stock Division/(c)/.............. 2004    $10.88       $12.58         0.36
                                                   2003      8.78        10.88         0.39
                                                   2002     10.87         8.78       1.7705
                                                   2001     11.65        10.87            0

FI Mid Cap Opportunities Division/(h)/............ 2004     13.95        15.99         2.33
                                                   2003     10.64        13.95         0.44
                                                   2002     15.30        10.64        .3026
                                                   2001     17.81        15.30            0

FI Value Leaders Division/(d)/.................... 2004     21.94        24.42            0
                                                   2003     17.83        21.94            0
                                                   2002     21.74        17.83            0

Franklin Templeton Small Cap Growth Division/(c)/. 2004      8.79         9.57         2.09
                                                   2003      6.21         8.79         0.84
                                                   2002      8.77         6.21        .3338
                                                   2001      9.16         8.77            0

Harris Oakmark Focused Value Division/(c)/........ 2004     28.89        31.08         5.30
                                                   2003     22.45        28.89         5.74
                                                   2002     25.16        22.47       1.4190
                                                   2001     24.38        25.16            0

Harris Oakmark International Division/(d)/........ 2004     11.62        13.74         4.95
                                                   2003      8.78        11.62         2.92
                                                   2002     10.89         8.78       2.9162

Harris Oakmark Large Cap Value Division/(c)/...... 2004     11.64        12.69         4.57
                                                   2003      9.51        11.64         4.69
                                                   2002     11.31         9.51       2.4640
                                                   2001     11.50        11.31            0

Janus Aggressive Growth Division/(c) (e)/......... 2004      6.67         7.10         0.28
                                                   2003      5.25         6.67         0.32
                                                   2002      7.72         5.25            0
                                                   2001      8.86         7.72            0

Lehman Brothers Aggregate Bond Index Division/(c)/ 2004     12.25        12.47        22.46
                                                   2003     12.12        12.25        11.63
                                                   2002     11.23        12.12      10.9748
                                                   2001     11.04        11.23            0

Loomis Sayles Small Cap Division/(c)/............. 2004     22.02        25.07         1.14
                                                   2003     16.62        22.02         1.48
                                                   2002     21.62        16.62       1.4648
                                                   2001     22.14        21.62            0

Lord Abbett Bond Debenture Division/(b)/.......... 2004     11.84        12.55         3.60
                                                   2003     10.18        11.84         3.24
                                                   2002     10.25        10.18       1.1929
                                                   2001     10.53        10.25            0

MET/AIM Mid Cap Core Equity Division/(d)/......... 2004     11.90        13.34            0
                                                   2003      9.62        11.90         0.23
                                                   2002     11.37         9.62            0

                                                                             NUMBER OF
                                                  BEGINNING OF              ACCUMULATION
                                                      YEAR     END OF YEAR  UNITS END OF
                                                  ACCUMULATION ACCUMULATION   YEAR (IN
                                             YEAR  UNIT VALUE   UNIT VALUE   THOUSANDS)
                                             ---- ------------ ------------ ------------
MET/AIM Small Cap Growth Division/(d)/...... 2004    $11.49       $11.99            0
                                             2003      8.44        11.49            0
                                             2002     11.20         8.44            0

Met/Putnam Voyager Division/(c) (g)/........ 2004      4.18         4.28         1.53
                                             2003      3.40         4.18         1.44
                                             2002      4.88         3.40       1.3817
                                             2001      5.36         4.88            0

MetLife Mid Cap Stock Index Division/(c)/... 2004     11.26        12.78         7.99
                                             2003      8.54        11.26         5.54
                                             2002     10.25         8.54       3.2560
                                             2001     10.38        10.25            0

MetLife Stock Index Division/(c)/........... 2004     32.01        34.63        10.28
                                             2003     25.84        32.01         4.60
                                             2002     33.94        25.84       4.0290
                                             2001     36.03        33.94            0

MFS Investors Trust Division/(c)/........... 2004      7.60         8.28         0.98
                                             2003      6.41         7.60         0.78
                                             2002      8.18         6.41        .9235
                                             2001      8.62         8.18            0

MFS Research International Division/(c)/.... 2004      9.34        10.95         0.97
                                             2003      7.23         9.34         1.16
                                             2002      8.34         7.23        .4706
                                             2001      9.00         8.34            0

Morgan Stanley EAFE Index Division/(c)/..... 2004      9.29        10.87        11.10
                                             2003      6.93         9.29         6.08
                                             2002      8.48         6.93       4.4511
                                             2001      9.26         8.48            0

Neuberger Berman Mid Cap Value Division/(c)/ 2004     17.49        21.05         1.74
                                             2003     13.14        17.49         1.20
                                             2002     14.83        13.14       1.3520
                                             2001     15.17        14.83            0

Oppenheimer Global Equity Division/(c)/..... 2004     12.45        14.17         0.60
                                             2003      9.80        12.45         2.40
                                             2002     11.91         9.80        .5627
                                             2001     12.65        11.91            0

PIMCO Total Return Division/(c)/............ 2004     11.40        11.74         5.82
                                             2003     11.16        11.40         7.96
                                             2002     10.40        11.16       4.7555
                                             2001     10.23        10.40            0

RCM Global Technology Division/(c)/......... 2004      4.53         4.24            0
                                             2003      2.94         4.53         3.57
                                             2002      6.07         2.94            0
                                             2001      7.04         6.07            0

                                                                                            NUMBER OF
                                                                 BEGINNING OF              ACCUMULATION
                                                                     YEAR     END OF YEAR  UNITS END OF
                                                                 ACCUMULATION ACCUMULATION   YEAR (IN
                                                            YEAR  UNIT VALUE   UNIT VALUE   THOUSANDS)
                                                            ---- ------------ ------------ ------------
Russell 2000 Index Division/(c)/........................... 2004    $13.09       $15.07         6.04
                                                            2003      9.18        13.09         4.94
                                                            2002     11.78         9.18       1.3277
                                                            2001     11.87        11.78            0

Salomon Brothers Strategic Bond Opportunities Division/(c)/ 2004     17.99        18.77         4.34
                                                            2003     16.45        17.99         3.51
                                                            2002     15.33        16.45       2.0297
                                                            2001     15.06        15.33            0

Salomon Brothers U.S. Government Division/(c)/............. 2004     14.86        14.97         4.62
                                                            2003     15.05        14.86         6.12
                                                            2002     14.26        15.05       1.4325
                                                            2001     14.01        14.26            0

T. Rowe Price Large Cap Growth Division/(c)/............... 2004     10.88        11.70         1.51
                                                            2003      8.53        10.88         0.89
                                                            2002     11.34         8.53        .9874
                                                            2001     11.50        11.34            0

T. Rowe Price Mid-Cap Growth Division/(c)/................. 2004      6.04         6.98         1.96
                                                            2003      4.51         6.04         1.73
                                                            2002      8.22         4.51       2.3421
                                                            2001      8.62         8.22            0

T. Rowe Price Small Cap Growth Division/(c)/............... 2004     11.61        12.63         0.55
                                                            2003      8.47        11.61         0.69
                                                            2002     11.79         8.47        .3579
                                                            2001     12.01        11.79            0

                                    GROUP I
  C CLASS WITH ANNUAL STEP-UP DEATH BENEFIT AND EARNINGS PRESERVATION BENEFIT

                                                                                         NUMBER OF
                                                              BEGINNING OF              ACCUMULATION
                                                                  YEAR     END OF YEAR  UNITS END OF
                                                              ACCUMULATION ACCUMULATION   YEAR (IN
                                                         YEAR  UNIT VALUE   UNIT VALUE   THOUSANDS)
                                                         ---- ------------ ------------ ------------
American Funds Global Small Capitalization Division/(c)/ 2004   $ 15.60      $ 18.44            0
                                                         2003     10.44        15.60            0
                                                         2002     13.18        10.44       1.9212
                                                         2001     13.53        13.18            0

American Funds Growth Division/(c)/..................... 2004     97.44       107.17            0
                                                         2003     74.20        97.44            0
                                                         2002    100.35        74.20            0
                                                         2001    111.08       100.35            0

American Funds Growth-Income Division/(c)/.............. 2004     75.83        81.83            0
                                                         2003     59.65        75.83            0
                                                         2002     74.65        59.65            0
                                                         2001     77.93        74.65            0

BlackRock Aggressive Growth Division/(c)/............... 2004     30.58        33.76            0
                                                         2003     22.54        30.58            0
                                                         2002     32.29        22.54            0
                                                         2001     34.33        32.29            0

BlackRock Bond Income Division/(a)/..................... 2004     40.60        41.45            0
                                                         2003     40.00        40.60            0
                                                         2002     37.74        40.00            0
                                                         2001     36.82        37.74            0

BlackRock Diversified Division/(c)/..................... 2004     32.29        34.23            0
                                                         2003     27.84        32.29            0
                                                         2002     33.00        27.84            0
                                                         2001     33.94        33.00            0

BlackRock Investment Trust Division/(c)/................ 2004     53.22        57.68            0
                                                         2003     42.61        53.22            0
                                                         2002     58.92        42.61            0
                                                         2001     63.28        58.92            0

BlackRock Large Cap Value Division/(d)/................. 2004     10.46        11.60            0
                                                         2003      7.89        10.46            0
                                                         2002     10.00         7.89            0

BlackRock Money Market Division/(f)/.................... 2004     19.50        19.25            0
                                                         2003     19.79        19.50         0.54

BlackRock Strategic Value Division/(c)/................. 2004     15.61        17.60            0
                                                         2003     10.66        15.61            0
                                                         2002     13.86        10.66       1.8810
                                                         2001     14.13        13.86            0

Davis Venture Value Division/(c)/....................... 2004     26.31        28.89            0
                                                         2003     20.72        26.31            0
                                                         2002     25.34        20.72            0
                                                         2001     26.10        25.34            0

                                                                                   NUMBER OF
                                                        BEGINNING OF              ACCUMULATION
                                                            YEAR     END OF YEAR  UNITS END OF
                                                        ACCUMULATION ACCUMULATION   YEAR (IN
                                                   YEAR  UNIT VALUE   UNIT VALUE   THOUSANDS)
                                                   ---- ------------ ------------ ------------
FI International Stock Division/(c)/.............. 2004    $10.75       $12.41            0
                                                   2003      8.68        10.75            0
                                                   2002     10.75         8.68            0
                                                   2001     11.53        10.75            0

FI Mid Cap Opportunities Division/(h)/............ 2004     13.85        15.86            0
                                                   2003     10.57        13.85            0
                                                   2002     15.23        10.57        1.272
                                                   2001     17.73        15.23            0

FI Value Leaders Division/(d)/.................... 2004     21.71        24.13            0
                                                   2003     17.66        21.71            0
                                                   2002     21.54        17.66            0

Franklin Templeton Small Cap Growth Division/(c)/. 2004      8.76         9.54            0
                                                   2003      6.20         8.76            0
                                                   2002      8.76         6.20            0
                                                   2001      9.16         8.76            0

Harris Oakmark Focused Value Division/(c)/........ 2004     28.59        30.72            0
                                                   2003     22.26        28.59            0
                                                   2002     24.95        22.26        .4559
                                                   2001     24.18        24.95            0

Harris Oakmark International Division/(d)/........ 2004     11.60        13.70            0
                                                   2003      8.77        11.60            0
                                                   2002     10.89         8.77            0

Harris Oakmark Large Cap Value Division/(c)/...... 2004     11.58        12.61            0
                                                   2003      9.47        11.58            0
                                                   2002     11.28         9.47       2.1428
                                                   2001     11.47        11.28            0

Janus Aggressive Growth Division/(c) (e)/......... 2004      6.66         7.07            0
                                                   2003      5.24         6.66            0
                                                   2002      7.72         5.24            0
                                                   2001      8.85         7.72            0

Lehman Brothers Aggregate Bond Index Division/(c)/ 2004     12.18        12.40         3.68
                                                   2003     12.07        12.18         2.61
                                                   2002     11.19        12.07       2.0481
                                                   2001     11.01        11.19            0

Loomis Sayles Small Cap Division/(c)/............. 2004     21.80        24.80            0
                                                   2003     16.48        21.80            0
                                                   2002     21.46        16.48            0
                                                   2001     21.98        21.46            0

Lord Abbett Bond Debenture Division/(b)/.......... 2004     11.76        12.46            0
                                                   2003     10.12        11.76            0
                                                   2002     10.20        10.12            0
                                                   2001     10.49        10.20            0

MET/AIM Mid Cap Core Equity Division/(d)/......... 2004     11.87        13.30            0
                                                   2003      9.61        11.87            0
                                                   2002     11.36         9.61            0

                                                                             NUMBER OF
                                                  BEGINNING OF              ACCUMULATION
                                                      YEAR     END OF YEAR  UNITS END OF
                                                  ACCUMULATION ACCUMULATION   YEAR (IN
                                             YEAR  UNIT VALUE   UNIT VALUE   THOUSANDS)
                                             ---- ------------ ------------ ------------
MET/Aim Small Cap Growth Division/(d)/...... 2004    $11.46       $11.96            0
                                             2003      8.43        11.46            0
                                             2002     11.19         8.43            0

Met/Putnam Voyager Division/(c) (g)/........ 2004      4.17         4.26            0
                                             2003      3.39         4.17            0
                                             2002      4.87         3.39            0
                                             2001      5.35         4.87            0

Metlife Mid Cap Stock Index Division/(c)/... 2004     11.22        12.72         0.46
                                             2003      8.52        11.22         0.96
                                             2002     10.23         8.52        .9915
                                             2001     10.36        10.23            0

Metlife Stock Index Division/(c)/........... 2004     31.58        34.12         1.88
                                             2003     25.52        31.58         1.38
                                             2002     35.55        25.52       1.0025
                                             2001     35.62        35.55            0

MFS Investors Trust Division/(c)/........... 2004      7.56         8.24            0
                                             2003      6.38         7.56            0
                                             2002      8.16         6.38            0
                                             2001      8.61         8.16            0

MFS Research International Division/(c)/.... 2004      9.33        10.93            0
                                             2003      7.22         9.33            0
                                             2002      8.33         7.22            0
                                             2001      8.99         8.33            0

Morgan Stanley EAFE Index Division/(c)/..... 2004      9.24        10.81         1.08
                                             2003      6.90         9.24         1.79
                                             2002      8.45         6.90            0
                                             2001      9.23         8.45            0

Neuberger Berman Mid Cap Value Division/(c)/ 2004     17.40        20.92            0
                                             2003     13.09        17.40            0
                                             2002     14.79        13.09            0
                                             2001     15.13        14.79            0

Oppenheimer Global Equity Division/(c)/..... 2004     12.36        14.06            0
                                             2003      9.74        12.36            0
                                             2002     11.85         9.74            0
                                             2001     12.60        11.85            0

PIMCO Total Return Division/(c)/............ 2004     11.37        11.69            0
                                             2003     11.14        11.37            0
                                             2002     10.39        11.14        .9084
                                             2001     10.22        10.39            0

RCM Global Technology Division/(c)/......... 2004      4.52         4.23            0
                                             2003      2.94         4.52            0
                                             2002      6.06         2.94            0
                                             2001      7.03         6.06            0

                                                                                            NUMBER OF
                                                                 BEGINNING OF              ACCUMULATION
                                                                     YEAR     END OF YEAR  UNITS END OF
                                                                 ACCUMULATION ACCUMULATION   YEAR (IN
                                                            YEAR  UNIT VALUE   UNIT VALUE   THOUSANDS)
                                                            ---- ------------ ------------ ------------
Russell 2000 Index Division/(c)/........................... 2004    $13.02       $14.98            0
                                                            2003      9.14        13.02         0.42
                                                            2002     11.75         9.14       2.7949
                                                            2001     11.83        11.75            0

Salomon Brothers Strategic Bond Opportunities Division/(c)/ 2004     17.82        18.58            0
                                                            2003     16.31        17.82            0
                                                            2002     15.22        16.31            0
                                                            2001     14.96        15.22            0

Salomon Brothers U.S. Government Division/(c)/............. 2004     14.73        14.82            0
                                                            2003     14.93        14.73            0
                                                            2002     14.15        14.93       1.3551
                                                            2001     13.91        14.15            0

T. Rowe Price Large Cap Growth Division/(c)/............... 2004     10.82        11.63            0
                                                            2003      8.50        10.82            0
                                                            2002     11.30         8.50       5.9123
                                                            2001     11.47        11.30            0

T. Rowe Price Mid-Cap Growth Division/(c)/................. 2004      6.02         6.96            0
                                                            2003      4.50         6.02            0
                                                            2002      8.21         4.50       1.4808
                                                            2001      8.62         8.21            0

T. Rowe Price Small Cap Growth Division/(c)/............... 2004     11.53        12.53            0
                                                            2003      8.42        11.53            0
                                                            2002     11.74         8.42            0
                                                            2001     11.95        11.74            0

                                    GROUP I
C CLASS WITH GREATER OF ANNUAL STEP-UP OR 5% ANNUAL INCREASE DEATH BENEFIT AND
                         EARNINGS PRESERVATION BENEFIT

                                                                                         NUMBER OF
                                                              BEGINNING OF              ACCUMULATION
                                                                  YEAR     END OF YEAR  UNITS END OF
                                                              ACCUMULATION ACCUMULATION   YEAR (IN
                                                         YEAR  UNIT VALUE   UNIT VALUE   THOUSANDS)
                                                         ---- ------------ ------------ ------------
American Funds Global Small Capitalization Division/(c)/ 2004   $ 15.47      $ 18.25         4.02
                                                         2003     10.37        15.47         2.65
                                                         2002     13.11        10.37        .2396
                                                         2001     13.46        13.11            0

American Funds Growth Division/(c)/..................... 2004     94.57       103.86         2.58
                                                         2003     72.12        94.57         1.58
                                                         2002     97.69        72.12        .2964
                                                         2001    108.20        97.69            0

American Funds Growth-Income Division/(c)/.............. 2004     73.60        79.30         2.82
                                                         2003     57.99        73.60         1.57
                                                         2002     72.67        57.99            0
                                                         2001     75.91        72.67            0

BlackRock Aggressive Growth Division/(c)/............... 2004     29.87        32.93         0.53
                                                         2003     22.05        29.87         0.36
                                                         2002     31.64        22.05            0
                                                         2001     33.65        31.64            0

BlackRock Bond Income Division/(a)/..................... 2004     39.37        40.13         0.91
                                                         2003     38.85        39.37         0.05
                                                         2002     36.70        38.85        .0357
                                                         2001     35.83        36.70            0

BlackRock Diversified Division/(c)/..................... 2004     31.45        33.29         3.68
                                                         2003     27.16        31.45         1.89
                                                         2002     32.24        27.16        .1840
                                                         2001     33.18        32.24            0

BlackRock Investment Trust Division/(c)/................ 2004     51.60        55.85         0.62
                                                         2003     41.38        51.60         0.40
                                                         2002     57.30        41.38            0
                                                         2001     61.59        57.30            0

BlackRock Large Cap Value Division/(d)/................. 2004     10.43        11.55         4.07
                                                         2003      7.88        10.43         1.97
                                                         2002     10.00         7.88        .0242

BlackRock Money Market Division/(f)/.................... 2004     18.92        18.64         2.82
                                                         2003     19.22        18.92        23.42

BlackRock Strategic Value Division/(c)/................. 2004     15.53        17.48         9.05
                                                         2003     10.62        15.53         8.62
                                                         2002     13.82        10.62       2.1395
                                                         2001     14.11        13.82            0

Davis Venture Value Division/(c)/....................... 2004     25.95        28.45         0.65
                                                         2003     20.47        25.95         0.13
                                                         2002     25.06        20.47       1.0263
                                                         2001     25.84        25.06            0...

                                                                                   NUMBER OF
                                                        BEGINNING OF              ACCUMULATION
                                                            YEAR     END OF YEAR  UNITS END OF
                                                        ACCUMULATION ACCUMULATION   YEAR (IN
                                                   YEAR  UNIT VALUE   UNIT VALUE   THOUSANDS)
                                                   ---- ------------ ------------ ------------
FI International Stock Division/(c)/.............. 2004    $10.54       $12.16         0.26
                                                   2003      8.53        10.54         0.03
                                                   2002     10.58         8.53       2.2404
                                                   2001     11.35        10.58            0

FI Mid Cap Opportunities Division/(h)/............ 2004     13.71        15.68         1.36
                                                   2003     10.48        13.71         0.19
                                                   2002     15.12        10.48       1.6901
                                                   2001     17.62        15.12            0

FI Value Leaders Division/(d)/.................... 2004     21.36        23.71            0
                                                   2003     17.41        21.36            0
                                                   2002     21.25        17.41            0

Franklin Templeton Small Cap Growth Division/(c)/. 2004      8.73         9.49            0
                                                   2003      6.18         8.73         1.32
                                                   2002      8.75         6.18            0
                                                   2001      9.16         8.75            0

Harris Oakmark Focused Value Division/(c)/........ 2004     28.13        30.19         1.82
                                                   2003     21.93        28.13         1.10
                                                   2002     24.62        21.93       1.1306
                                                   2001     23.88        24.62            0

Harris Oakmark International Division/(d)/........ 2004     11.56        13.63         1.51
                                                   2003      8.76        11.56         1.00
                                                   2002     10.89         8.76            0

Harris Oakmark Large Cap Value Division/(c)/...... 2004     11.49        12.50         3.81
                                                   2003      9.41        11.49         2.54
                                                   2002     11.22         9.41        .4515
                                                   2001     11.42        11.22            0

Janus Aggressive Growth Division/(c) (e)/......... 2004      6.63         7.03            0
                                                   2003      5.23         6.63         0.40
                                                   2002      7.71         5.23            0
                                                   2001      8.85         7.71            0

Lehman Brothers Aggregate Bond Index Division/(c)/ 2004     12.09        12.28         9.59
                                                   2003     12.00        12.09         5.78
                                                   2002     11.14        12.00       1.0546
                                                   2001     10.96        11.14            0

Loomis Sayles Small Cap Division/(c)/............. 2004     21.49        24.41         0.33
                                                   2003     16.27        21.49         0.29
                                                   2002     21.21        16.27            0
                                                   2001     21.74        21.21            0

Lord Abbett Bond Debenture Division/(b)/.......... 2004     11.64        12.31         1.68
                                                   2003     10.03        11.64         0.86
                                                   2002     10.13        10.03            0
                                                   2001     10.42        10.13            0

MET/AIM Mid Cap Core Equity Division/(d)/......... 2004     11.83        13.24         0.71
                                                   2003      9.59        11.83         0.49
                                                   2002     11.35         9.59            0

                                                                             NUMBER OF
                                                  BEGINNING OF              ACCUMULATION
                                                      YEAR     END OF YEAR  UNITS END OF
                                                  ACCUMULATION ACCUMULATION   YEAR (IN
                                             YEAR  UNIT VALUE   UNIT VALUE   THOUSANDS)
                                             ---- ------------ ------------ ------------
MET/AIM Small Cap Growth Division/(d)/...... 2004    $11.42       $11.90         0.26
                                             2003      8.41        11.42            0
                                             2002     11.18         8.41            0

Met/Putnam Voyager Division/(c) (g)/........ 2004      4.14         4.23            0
                                             2003      3.38         4.14         0.63
                                             2002      4.86         3.38            0
                                             2001      5.34         4.86            0

MetLife Mid Cap Stock Index Division/(c)/... 2004     11.16        12.64         5.11
                                             2003      8.49        11.16         6.85
                                             2002     10.21         8.49        .3279
                                             2001     10.35        10.21            0

MetLife Stock Index Division/(c)/........... 2004     30.94        33.38         6.74
                                             2003     25.04        30.94         4.84
                                             2002     32.97        25.04        .1281
                                             2001     35.03        32.97            0

MFS Investors Trust Division/(c)/........... 2004      7.51         8.17            0
                                             2003      6.35         7.51            0
                                             2002      8.13         6.35            0
                                             2001      8.58         8.13            0

MFS Research International Division/(c)/.... 2004      9.29        10.86         0.01
                                             2003      7.19         9.29            0
                                             2002      8.32         7.19            0
                                             2001      8.99         8.32            0

Morgan Stanley EAFE Index Division/(c)/..... 2004      9.17        10.71         5.05
                                             2003      6.86         9.17         5.51
                                             2002      8.41         6.86            0
                                             2001      9.20         8.41            0

Neuberger Berman Mid Cap Value Division/(c)/ 2004     17.27        20.72         2.67
                                             2003     13.00        17.27         1.83
                                             2002     14.72        13.00        .0151
                                             2001     15.07        14.72            0

Oppenheimer Global Equity Division/(c)/..... 2004     12.24        13.89         1.19
                                             2003      9.66        12.24         2.81
                                             2002     11.76         9.66        .5098
                                             2001     12.51        11.76            0

PIMCO Total Return Division/(c)/............ 2004     11.32        11.62        13.59
                                             2003     11.11        11.32        13.11
                                             2002     10.38        11.11       5.5512
                                             2001     10.22        10.38            0

RCM Global Technology Division/(c)/......... 2004      4.50         4.20         1.47
                                             2003      2.93         4.50         1.87
                                             2002      6.05         2.93            0
                                             2001      7.03         6.05            0

                                                                                            NUMBER OF
                                                                 BEGINNING OF              ACCUMULATION
                                                                     YEAR     END OF YEAR  UNITS END OF
                                                                 ACCUMULATION ACCUMULATION   YEAR (IN
                                                            YEAR  UNIT VALUE   UNIT VALUE   THOUSANDS)
                                                            ---- ------------ ------------ ------------
Russell 2000 Index Division/(c)/........................... 2004    $12.92       $14.84         2.63
                                                            2003      9.09        12.92         3.08
                                                            2002     11.69         9.09            0
                                                            2001     11.79        11.69            0

Salomon Brothers Strategic Bond Opportunities Division/(c)/ 2004     17.58        18.30         3.14
                                                            2003     16.12        17.58         3.53
                                                            2002     15.06        16.12       1.3685
                                                            2001     14.81        15.06            0

Salomon Brothers U.S. Government Division/(c)/............. 2004     14.52        14.59         0.91
                                                            2003     14.75        14.52         1.30
                                                            2002     14.00        14.75       3.2094
                                                            2001     13.77        14.00            0

T. Rowe Price Large Cap Growth Division/(c)/............... 2004     10.74        11.52         2.33
                                                            2003      8.45        10.72         0.98
                                                            2002     11.25         8.45            0
                                                            2001     11.42        11.25            0

T. Rowe Price Mid-Cap Division/(c)/........................ 2004      6.00         6.92         2.66
                                                            2003      4.49         6.00         1.03
                                                            2002      8.20         4.49            0
                                                            2001      8.61         8.20            0

T. Rowe Price Small Cap Growth Division/(c)/............... 2004     11.41        12.39         3.64
                                                            2003      8.35        11.41         3.07
                                                            2002     11.65         8.35       2.6432
                                                            2001     11.88        11.65            0

                                    GROUP I
                       L CLASS WITH BASIC DEATH BENEFIT

                                                                                         NUMBER OF
                                                              BEGINNING OF              ACCUMULATION
                                                                  YEAR     END OF YEAR  UNITS END OF
                                                              ACCUMULATION ACCUMULATION   YEAR (IN
                                                         YEAR  UNIT VALUE   UNIT VALUE   THOUSANDS)
                                                         ---- ------------ ------------ ------------
American Funds Global Small Capitalization Division/(c)/ 2004   $ 16.14      $ 19.19        50.65
                                                         2003     10.69        16.14        22.79
                                                         2002     13.43        10.69       8.9967
                                                         2001     13.75        13.43            0

American Funds Growth Division/(c)/..................... 2004    109.75       121.43        25.28
                                                         2003     81.56       109.75        14.58
                                                         2002    109.75        81.56       3.3739
                                                         2001    121.23       109.75            0

American Funds Growth-Income Division/(c)/.............. 2004     85.41        92.72        40.43
                                                         2003     65.57        85.41        25.38
                                                         2002     81.64        65.57       6.2536
                                                         2001     85.05        81.64            0

BlackRock Aggressive Growth Division/(c)/............... 2004     33.59        37.32         3.22
                                                         2003     24.26        33.59         2.97
                                                         2002     34.58        24.26            0
                                                         2001     36.68        34.58            0

BlackRock Bond Income Division/(a)/..................... 2004     45.92        47.17        32.44
                                                         2003     44.11        45.92        28.95
                                                         2002     41.40        44.11      16.0685
                                                         2001     40.31        41.40            0

BlackRock Diversified Division/(c)/..................... 2004     35.86        38.25        33.21
                                                         2003     30.23        35.86        38.68
                                                         2002     35.66        30.23       4.1236
                                                         2001     36.59        35.66            0

BlackRock Investment Trust Division/(c)/................ 2004     60.19        65.64        10.78
                                                         2003     46.99        60.19         8.64
                                                         2002     64.64        46.99       2.1849
                                                         2001     69.28        64.64            0

BlackRock Large Cap Value Division/(d)/................. 2004     10.56        11.79        31.80
                                                         2003      7.92        10.56        11.68
                                                         2002     10.00         7.92       1.5784

BlackRock Strategic Value Division/(c)/................. 2004     15.94        18.08       116.20
                                                         2003     10.80        15.94        88.30
                                                         2002     13.96        10.80      35.8576
                                                         2001     14.20        13.96            0

Davis Venture Value Division/(c)/....................... 2004     27.80        30.71        34.69
                                                         2003     21.59        27.80        18.91
                                                         2002     26.26        21.59       5.4053
                                                         2001     27.00        26.26            0

FI International Stock Division/(c)/.................... 2004     11.59        13.47        30.47
                                                         2003      9.20        11.59        28.73
                                                         2002     11.34         9.20      12.8267
                                                         2001     12.14        11.34            0

                                                                                   NUMBER OF
                                                        BEGINNING OF              ACCUMULATION
                                                            YEAR     END OF YEAR  UNITS END OF
                                                        ACCUMULATION ACCUMULATION   YEAR (IN
                                                   YEAR  UNIT VALUE   UNIT VALUE   THOUSANDS)
                                                   ---- ------------ ------------ ------------
FI Mid Cap Opportunities Division/(h)/............ 2004    $14.43       $16.63        53.76
                                                   2003     10.89        14.43        25.81
                                                   2002     15.60        10.89       9.9028
                                                   2001     18.13        15.60            0

FI Value Leaders Division/(d)/.................... 2004     23.14        25.88         2.01
                                                   2003     18.54        23.14         1.12
                                                   2002     22.53        18.54        .1920

Franklin Templeton Small Cap Growth Division/(c)/. 2004      8.91         9.76        18.76
                                                   2003      6.25         8.91         9.18
                                                   2002      8.79         6.25       3.1215
                                                   2001      9.17         8.79            0

Harris Oakmark Focused Value Division/(c)/........ 2004     30.48        32.95        51.08
                                                   2003     23.36        30.48        38.74
                                                   2002     26.05        23.36      18.4414
                                                   2001     25.20        26.05            0

Harris Oakmark International Division/(d)/........ 2004     11.75        13.97        33.20
                                                   2003      8.83        11.75        10.31
                                                   2002     10.90         8.83            0

Harris Oakmark Large Cap Value Division/(c)/...... 2004     11.94        13.09       102.77
                                                   2003      9.67        11.94        84.85
                                                   2002     11.45         9.67      20.7963
                                                   2001     11.62        11.45            0

Janus Aggressive Growth Division/(c) (e)/......... 2004      6.76         7.23         5.53
                                                   2003      5.29         6.76         5.27
                                                   2002      7.74         5.29       1.7337
                                                   2001      8.87         7.74            0

Lehman Brothers Aggregate Bond Index Division/(c)/ 2004     12.57        12.86       221.29
                                                   2003     12.33        12.57       132.21
                                                   2002     11.37        12.33      71.9711
                                                   2001     11.16        11.37            0

Loomis Sayles Small Cap Division/(c)/............. 2004     23.11        26.45         4.70
                                                   2003     17.21        23.11         2.99
                                                   2002     22.30        17.21        .8649
                                                   2001     22.79        22.30            0

Lord Abbett Bond Debenture Division/(b)/.......... 2004     12.25        13.06        50.29
                                                   2003     10.42        12.25        56.86
                                                   2002     10.45        10.42       6.9667
                                                   2001     10.72        10.45            0

MET/AIM Mid Cap Core Equity Division/(d)/......... 2004     12.03        13.56        12.67
                                                   2003      9.67        12.03        11.67
                                                   2002     11.39         9.67            0

MET/AIM Small Cap Growth Division/(d)/............ 2004     11.62        12.19         8.62
                                                   2003      8.48        11.62         5.13
                                                   2002     11.23         8.48        .7137

                                                                             NUMBER OF
                                                  BEGINNING OF              ACCUMULATION
                                                      YEAR     END OF YEAR  UNITS END OF
                                                  ACCUMULATION ACCUMULATION   YEAR (IN
                                             YEAR  UNIT VALUE   UNIT VALUE   THOUSANDS)
                                             ---- ------------ ------------ ------------
Met/Putnam Voyager Division/(c) (g)/........ 2004    $ 4.26       $ 4.39        11.00
                                             2003      3.44         4.26         4.77
                                             2002      4.92         3.44       3.3578
                                             2001      5.39         4.92            0

MetLife Mid Cap Stock Index Division/(c)/... 2004     11.46        13.07        49.04
                                             2003      8.63        11.46        49.13
                                             2002     10.31         8.63      19.7205
                                             2001     10.42        10.31            0

MetLife Stock Index Division/(c)/........... 2004     34.28        37.27       111.98
                                             2003     27.19        34.28        75.77
                                             2002     35.57        27.19      26.4595
                                             2001     37.69        35.57            0

MFS Investors Trust Division/(c)/........... 2004      7.78         8.52         9.31
                                             2003      6.50         7.78         4.01
                                             2002      8.27         6.50        .3834
                                             2001      8.70         8.27            0

MFS Research International Division/(c)/.... 2004      9.48        11.17        11.86
                                             2003      7.28         9.48        10.86
                                             2002      8.37         7.28       2.7238
                                             2001      9.02         8.37            0

Morgan Stanley EAFE Index Division/(c)/..... 2004      9.53        11.21        89.50
                                             2003      7.05         9.53        85.66
                                             2002      8.59         7.05      27.4308
                                             2001      9.36         8.59            0

Neuberger Berman Mid Cap Value Division/(c)/ 2004     17.95        21.70        50.59
                                             2003     13.36        17.95        33.40
                                             2002     15.02        13.36       7.1390
                                             2001     15.34        15.02            0

Oppenheimer Global Equity Division/(c)/..... 2004     12.88        14.73        12.64
                                             2003     10.03        12.88        10.70
                                             2002     12.14        10.03       5.1655
                                             2001     12.88        12.14            0

PIMCO Total Return Division/(c)/............ 2004     11.57        11.97       170.78
                                             2003     11.25        11.57       154.41
                                             2002     10.44        11.25      57.2251
                                             2001     10.25        10.44            0

RCM Global Technology Division/(c)/......... 2004      4.60         4.33        67.15
                                             2003      2.96         4.60        54.93
                                             2002      6.09         2.96       7.4587
                                             2001      7.05         6.09            0

Russell 2000 Index Division/(c)/............ 2004     13.43        15.54        49.62
                                             2003      9.34        13.43        39.04
                                             2002     11.93         9.34      12.6555
                                             2001     12.00        11.93            0

                                                                                            NUMBER OF
                                                                 BEGINNING OF              ACCUMULATION
                                                                     YEAR     END OF YEAR  UNITS END OF
                                                                 ACCUMULATION ACCUMULATION   YEAR (IN
                                                            YEAR  UNIT VALUE   UNIT VALUE   THOUSANDS)
                                                            ---- ------------ ------------ ------------
Salomon Brothers Strategic Bond Opportunities Division/(c)/ 2004    $18.83       $19.75        34.06
                                                            2003     16.99        18.83        34.18
                                                            2002     15.77        16.99      19.1803
                                                            2001     15.48        15.77            0

Salomon Brothers U.S. Government Division/(c)/............. 2004     15.56        15.75        67.59
                                                            2003     15.55        15.56        60.55
                                                            2002     14.67        15.55      53.8267
                                                            2001     14.39        14.67            0

T. Rowe Price Large Cap Growth Division/(c)/............... 2004     11.16        12.07        37.47
                                                            2003      8.68        11.16        31.92
                                                            2002     11.48         8.68       4.1826
                                                            2001     11.62        11.48            0

T. Rowe Price Mid-Cap Growth Division/(c)/................. 2004      6.13         7.12        49.77
                                                            2003      4.55         6.13        19.41
                                                            2002      8.25         4.55       8.1470
                                                            2001      8.64         8.25            0

T. Rowe Price Small Cap Growth Division/(c)/............... 2004     12.01        13.14        48.30
                                                            2003      8.67        12.01        32.37
                                                            2002     12.02         8.67      12.9283
                                                            2001     12.22        12.02            0

                                    GROUP I
                  L CLASS WITH EARNINGS PRESERVATION BENEFIT

                                                                                         NUMBER OF
                                                              BEGINNING OF              ACCUMULATION
                                                                  YEAR     END OF YEAR  UNITS END OF
                                                              ACCUMULATION ACCUMULATION   YEAR (IN
                                                         YEAR  UNIT VALUE   UNIT VALUE   THOUSANDS)
                                                         ---- ------------ ------------ ------------
American Funds Global Small Capitalization Division/(c)/ 2004   $ 15.92      $ 18.87         0.62
                                                         2003     10.57        15.92         0.58
                                                         2002     13.30        10.57        .0600
                                                         2001     13.64        13.30            0

American Funds Growth Division/(c)/..................... 2004    104.42       115.25         1.33
                                                         2003     77.79       104.42         0.97
                                                         2002    104.95        77.79        .4878
                                                         2001    116.05       104.95            0

American Funds Growth-Income Division/(c)/.............. 2004     81.26        88.00         0.23
                                                         2003     62.54        81.26         0.28
                                                         2002     78.06        62.54        .1809
                                                         2001     81.42        78.06            0

BlackRock Aggressive Growth Division/(c)/............... 2004     32.30        35.79         0.26
                                                         2003     23.38        32.30         0.28
                                                         2002     33.42        23.38            0
                                                         2001     35.48        33.42            0

BlackRock Bond Income Division/(a)/..................... 2004     43.62        44.69         0.85
                                                         2003     42.01        43.62            0
                                                         2002     39.53        42.01        .0154
                                                         2001     38.52        39.53            0

BlackRock Diversified Division/(c)/..................... 2004     34.33        36.52         1.12
                                                         2003     29.01        34.33         1.12
                                                         2002     34.30        29.01            0
                                                         2001     35.24        34.30            0

BlackRock Investment Trust Division/(c)/................ 2004     57.18        62.20         0.21
                                                         2003     44.75        57.18         0.31
                                                         2002     61.71        44.75        .2177
                                                         2001     66.22        61.71            0

BlackRock Large Cap Value Division/(d)/................. 2004     10.52        11.71         0.83
                                                         2003      7.91        10.52         0.83
                                                         2002     10.00         7.91        .2071

BlackRock Strategic Value Division/(c)/................. 2004     15.81        17.88         7.39
                                                         2003     10.73        15.81         7.66
                                                         2002     13.91        10.73       4.2927
                                                         2001     14.17        13.91            0

Davis Venture Value Division/(c)/....................... 2004     27.17        29.94         1.67
                                                         2003     21.15        27.17         1.73
                                                         2002     25.79        21.15       1.8080
                                                         2001     26.55        25.79            0

FI International Stock Division/(c)/.................... 2004     11.23        13.02         6.85
                                                         2003      8.94        11.23         3.72
                                                         2002     11.04         8.94       3.5151
                                                         2001     11.83        11.04            0

                                                                                   NUMBER OF
                                                        BEGINNING OF              ACCUMULATION
                                                            YEAR     END OF YEAR  UNITS END OF
                                                        ACCUMULATION ACCUMULATION   YEAR (IN
                                                   YEAR  UNIT VALUE   UNIT VALUE   THOUSANDS)
                                                   ---- ------------ ------------ ------------
FI Mid Cap Opportunities Division/(h)/............ 2004    $14.19       $16.30         2.60
                                                   2003     10.73        14.19         2.71
                                                   2002     15.41        10.73       2.9064
                                                   2001     17.93        15.41            0

FI Value Leaders Division/(d)/.................... 2004     22.53        25.14            0
                                                   2003     18.09        22.53            0
                                                   2002     22.03        18.09            0

Franklin Templeton Small Cap Growth Division/(c)/. 2004      8.85         9.66         1.59
                                                   2003      6.23         8.85            0
                                                   2002      8.78         6.23            0
                                                   2001      9.17         8.78            0

Harris Oakmark Focused Value Division/(c)/........ 2004     29.68        32.00         2.04
                                                   2003     22.80        29.68         2.17
                                                   2002     25.49        22.80       2.0177
                                                   2001     24.68        25.49            0

Harris Oakmark International Division/(d)/........ 2004     11.69        13.85            0
                                                   2003      8.80        11.69            0
                                                   2002     10.90         8.80            0

Harris Oakmark Large Cap Value Division/(c)/...... 2004     11.79        12.89         4.95
                                                   2003      9.57        11.79         1.79
                                                   2002     11.36         9.57        .8243
                                                   2001     11.55        11.36            0

Janus Aggressive Growth Division/(c) (e)/......... 2004      6.72         7.16            0
                                                   2003      5.26         6.72            0
                                                   2002      7.73         5.26            0
                                                   2001      8.86         7.73            0

Lehman Brothers Aggregate Bond Index Division/(c)/ 2004     12.41        12.67         2.03
                                                   2003     12.20        12.41         1.99
                                                   2002     11.28        12.20       1.0937
                                                   2001     11.08        11.28            0

Loomis Sayles Small Cap Division/(c)/............. 2004     22.55        25.75         0.73
                                                   2003     16.84        22.55         0.73
                                                   2002     21.87        16.84        .6045
                                                   2001     22.38        21.87            0

Lord Abbett Debenture Division/(b)/............... 2004     12.04        12.80         0.44
                                                   2003     10.27        12.04         0.44
                                                   2002     10.33        10.27        .1323
                                                   2001     10.60        10.33            0

MET/AIM Mid Cap Core Equity Division/(d)/......... 2004     11.97        13.45            0
                                                   2003      9.64        11.97         0.52
                                                   2002     11.37         9.64        .1751

MET/AIM Small Cap Growth Division/(d)/............ 2004     11.55        12.09            0
                                                   2003      8.46        11.55            0
                                                   2002     11.21         8.46            0

                                                                             NUMBER OF
                                                  BEGINNING OF              ACCUMULATION
                                                      YEAR     END OF YEAR  UNITS END OF
                                                  ACCUMULATION ACCUMULATION   YEAR (IN
                                             YEAR  UNIT VALUE   UNIT VALUE   THOUSANDS)
                                             ---- ------------ ------------ ------------
Met/Putnam Voyager Division/(c) (g)/........ 2004    $ 4.22       $ 4.33            0
                                             2003      3.42         4.22            0
                                             2002      4.89         3.42            0
                                             2001      5.37         4.89            0

MetLife Mid Cap Stock Index Division/(c)/... 2004     11.36        12.93         1.14
                                             2003      8.58        11.36         1.33
                                             2002     10.27         8.58       1.0901
                                             2001     10.39        10.27            0

MetLife Stock Index Division/(c)/........... 2004     33.13        35.92         1.10
                                             2003     26.34        33.13         0.96
                                             2002     34.54        26.34        .7533
                                             2001     36.64        34.54            0

MFS Investors Trust Division/(c)/........... 2004      7.69         8.40         0.36
                                             2003      6.44         7.69         0.36
                                             2002      8.22         6.44        .1000
                                             2001      8.65         8.22            0

MFS Research International Division/(c)/.... 2004      9.41        11.06            0
                                             2003      7.25         9.41            0
                                             2002      8.35         7.25            0
                                             2001      9.01         8.35            0

Morgan Stanley EAFE Index Division/(c)/..... 2004      9.41        11.04         0.62
                                             2003      6.98         9.41         0.92
                                             2002      8.52         6.98        .8081
                                             2001      9.30         8.52            0

Neuberger Berman Mid Cap Value Division/(c)/ 2004     17.72        21.37         2.15
                                             2003     13.22        17.72         0.90
                                             2002     14.90        13.22        .6198
                                             2001     15.23        14.90            0

Oppenheimer Global Equity Division/(c)/..... 2004     12.66        14.45            0
                                             2003      9.89        12.66            0
                                             2002     11.99         9.89            0
                                             2001     12.74        11.99            0

PIMCO Total Return Division/(c)/............ 2004     11.49        11.85         3.00
                                             2003     11.19        11.49         3.44
                                             2002     10.41        11.19       1.2915
                                             2001     10.24        10.41            0

RCM Global Technology Division/(c)/......... 2004      4.56         4.29            0
                                             2003      2.95         4.56            0
                                             2002      6.08         2.95            0
                                             2001      7.04         6.08            0

Russell 2000 Index Division/(c)/............ 2004     13.26        15.30         0.54
                                             2003      9.24        13.26         0.82
                                             2002     11.84         9.24        .6104
                                             2001     11.91        11.84            0

                                                                                            NUMBER OF
                                                                 BEGINNING OF              ACCUMULATION
                                                                     YEAR     END OF YEAR  UNITS END OF
                                                                 ACCUMULATION ACCUMULATION   YEAR (IN
                                                            YEAR  UNIT VALUE   UNIT VALUE   THOUSANDS)
                                                            ---- ------------ ------------ ------------
Salomon Brothers Strategic Bond Opportunities Division/(c)/ 2004    $18.41       $19.25         4.06
                                                            2003     16.65        18.41         2.04
                                                            2002     15.49        16.65            0
                                                            2001     15.22        15.49            0

Salomon Brothers U.S. Government Division/(c)/............. 2004     15.21        15.36         2.53
                                                            2003     15.24        15.21         2.53
                                                            2002     14.41        15.24        .4125
                                                            2001     14.15        14.41            0

T. Rowe Price Large Cap Growth Division/(c)/............... 2004     11.02        11.88            0
                                                            2003      8.59        11.02            0
                                                            2002     11.39         8.59            0
                                                            2001     11.54        11.39            0

T. Rowe Price Mid-Cap Growth Division/(c)/................. 2004      6.08         7.05            0
                                                            2003      4.53         6.08            0
                                                            2002      8.23         4.53            0
                                                            2001      8.63         8.23            0

T. Rowe Price Small Cap Growth Division/(c)/............... 2004     11.81        12.88         3.87
                                                            2003      8.55        11.81         4.07
                                                            2002     11.88         8.55       3.4644
                                                            2001     12.09        11.88            0

                                    GROUP I
                   L CLASS WITH ANNUAL STEP-UP DEATH BENEFIT

                                                                                         NUMBER OF
                                                              BEGINNING OF              ACCUMULATION
                                                                  YEAR     END OF YEAR  UNITS END OF
                                                              ACCUMULATION ACCUMULATION   YEAR (IN
                                                         YEAR  UNIT VALUE   UNIT VALUE   THOUSANDS)
                                                         ---- ------------ ------------ ------------
American Funds Global Small Capitalization Division/(c)/ 2004   $ 15.96      $ 18.93         3.46
                                                         2003     10.64        15.96         0.73
                                                         2002     13.38        10.64        .1239
                                                         2001     13.71        13.38            0

American Funds Growth Division/(c)/..................... 2004    105.47       116.46         2.71
                                                         2003     80.03       105.47         1.97
                                                         2002    107.81        80.03        .6869
                                                         2001    119.13       107.81            0

American Funds Growth-Income Division/(c)/.............. 2004     82.08        88.92         6.39
                                                         2003     64.34        82.08         4.43
                                                         2002     80.19        64.34        .5651
                                                         2001     83.58        80.19            0

BlackRock Aggressive Growth Division/(c)/............... 2004     32.56        36.09         0.30
                                                         2003     23.90        32.56         0.22
                                                         2002     34.11        23.90            0
                                                         2001     36.20        34.11            0

BlackRock Bond Income Division/(a)/..................... 2004     44.07        45.18         1.15
                                                         2003     43.25        44.07         1.96
                                                         2002     40.64        43.25        .7157
                                                         2001     39.58        40.64            0

BlackRock Diversified Division/(c)/..................... 2004     34.63        36.86         9.18
                                                         2003     29.74        34.63         7.81
                                                         2002     35.11        29.74       1.9810
                                                         2001     36.05        35.11            0

BlackRock Investment Trust Division/(c)/................ 2004     57.77        62.87         5.08
                                                         2003     46.08        57.77         4.95
                                                         2002     63.45        46.08       2.2377
                                                         2001     68.04        63.45            0

BlackRock Large Cap Value Division/(d)/................. 2004     10.53        11.72        15.14
                                                         2003      7.91        10.53        13.83
                                                         2002     10.00         7.91        .4378

BlackRock Strategic Value Division/(c)/................. 2004     15.83        17.92        28.85
                                                         2003     10.77        15.83        23.08
                                                         2002     13.94        10.77      11.2493
                                                         2001     14.19        13.94            0

Davis Venture Value Division/(c)/....................... 2004     27.30        30.09         2.90
                                                         2003     21.41        27.30         1.47
                                                         2002     26.07        21.41        .1599
                                                         2001     26.82        26.07            0

FI International Stock Division/(c)/.................... 2004     11.30        13.11         4.53
                                                         2003      9.10        11.30         3.77
                                                         2002     11.22         9.10       1.2212
                                                         2001     12.01        11.22            0

                                                                                   NUMBER OF
                                                        BEGINNING OF              ACCUMULATION
                                                            YEAR     END OF YEAR  UNITS END OF
                                                        ACCUMULATION ACCUMULATION   YEAR (IN
                                                   YEAR  UNIT VALUE   UNIT VALUE   THOUSANDS)
                                                   ---- ------------ ------------ ------------
FI Mid Cap Opportunities Division/(h)/............ 2004    $14.24       $16.37         6.60
                                                   2003     10.82        14.24         4.78
                                                   2002     15.52        10.82       4.1704
                                                   2001     18.05        15.52            0

FI Value Leaders Division/(d)/.................... 2004     22.65        25.29         0.26
                                                   2003     18.36        22.65         0.27
                                                   2002     22.33        18.36        .2224

Franklin Templeton Small Cap Growth Division/(c)/. 2004      8.86         9.68         5.29
                                                   2003      6.24         8.86         5.30
                                                   2002      8.79         6.24       1.9107
                                                   2001      9.17         8.79            0

Harris Oakmark Focused Value Division/(c)/........ 2004     29.83        32.19        14.70
                                                   2003     23.13        29.83        12.34
                                                   2002     25.83        23.13       5.8743
                                                   2001     24.99        25.83            0

Harris Oakmark International Division/(d)/........ 2004     11.70        13.88         1.88
                                                   2003      8.82        11.70            0
                                                   2002     10.90         8.82            0

Harris Oakmark Large Cap Value Division/(c)/...... 2004     11.82        12.93        22.33
                                                   2003      9.63        11.82        14.82
                                                   2002     11.42         9.63      10.3636
                                                   2001     11.59        11.42            0

Janus Aggressive Growth Division/(c) (e)/......... 2004      6.73         7.18         1.17
                                                   2003      5.28         6.73         2.93
                                                   2002      7.74         5.28       2.5692
                                                   2001      8.86         7.74            0

Lehman Brothers Aggregate Bond Index Division/(c)/ 2004     12.44        12.70        54.92
                                                   2003     12.28        12.44        40.57
                                                   2002     11.34        12.28      26.6919
                                                   2001     11.13        11.34            0

Loomis Sayles Small Cap Division/(c)/............. 2004     22.66        25.89         1.10
                                                   2003     17.06        22.66         0.65
                                                   2002     22.13        17.06        .1388
                                                   2001     22.62        22.13            0

Lord Abbett Bond Debenture Division/(b)/.......... 2004     12.08        12.85        11.97
                                                   2003     10.36        12.08        15.40
                                                   2002     10.40        10.36        .6428
                                                   2001     10.67        10.40            0

MET/AIM Mid Cap Core Equity Division/(d)/......... 2004     11.98        13.47         4.41
                                                   2003      9.65        11.98         2.65
                                                   2002     11.38         9.65       1.2673

MET/AIM Small Cap Growth Division/(d)/............ 2004     11.56        12.11         1.51
                                                   2003      8.47        11.56         0.98
                                                   2002     11.22         8.47        .6276

                                                                             NUMBER OF
                                                  BEGINNING OF              ACCUMULATION
                                                      YEAR     END OF YEAR  UNITS END OF
                                                  ACCUMULATION ACCUMULATION   YEAR (IN
                                             YEAR  UNIT VALUE   UNIT VALUE   THOUSANDS)
                                             ---- ------------ ------------ ------------
Met/Putnam Voyager Division/(c) (g)/........ 2004    $ 4.23       $ 4.34            0
                                             2003      3.43         4.23            0
                                             2002      4.91         3.43            0
                                             2001      5.38         4.91            0

MetLife Mid Cap Stock Index Division/(c)/... 2004     11.38        12.95        12.63
                                             2003      8.61        11.38        18.35
                                             2002     10.29         8.61       6.8508
                                             2001     10.41        10.29            0

MetLife Stock Index Division/(c)/........... 2004     33.35        36.19        19.68
                                             2003     26.84        33.35        12.36
                                             2002     35.15        26.84       3.7990
                                             2001     37.26        35.15            0

MFS Investors Trust Division/(c)/........... 2004      7.71         8.43         1.24
                                             2003      6.48         7.71         2.07
                                             2002      8.25         6.48       6.3556
                                             2001      8.68         8.25            0

MFS Research International Division/(c)/.... 2004      9.42        11.08         1.81
                                             2003      7.27         9.42         2.20
                                             2002      8.36         7.27       1.7974
                                             2001      9.01         8.36            0

Morgan Stanley EAFE Index Division/(c)/..... 2004      9.44        11.08        14.85
                                             2003      7.02         9.44        15.54
                                             2002      8.56         7.02       4.5056
                                             2001      9.33         8.56            0

Neuberger Berman Mid Cap Value Division/(c)/ 2004     17.76        21.44         9.34
                                             2003     13.30        17.76         5.20
                                             2002     14.97        13.30       1.6857
                                             2001     15.30        14.97            0

Oppenheimer Global Equity Division/(c)/..... 2004     12.71        14.50         2.88
                                             2003      9.97        12.71         3.62
                                             2002     12.08         9.97       1.7168
                                             2001     12.82        12.08            0

PIMCO Total Return Division/(c)/............ 2004     11.50        11.87        57.85
                                             2003     11.22        11.50        39.93
                                             2002     10.43        11.22      25.4830
                                             2001     10.24        10.43            0

RCM Global Technology Division/(c)/......... 2004      4.57         4.29         7.99
                                             2003      2.96         4.57         1.78
                                             2002      6.08         2.96        .4666
                                             2001      7.05         6.08            0

Russell 2000 Index Division/(c)/............ 2004     13.29        15.35        11.00
                                             2003      9.30        13.29         9.59
                                             2002     11.90         9.30       7.0394
                                             2001     11.96        11.90            0

                                                                                            NUMBER OF
                                                                 BEGINNING OF              ACCUMULATION
                                                                     YEAR     END OF YEAR  UNITS END OF
                                                                 ACCUMULATION ACCUMULATION   YEAR (IN
                                                            YEAR  UNIT VALUE   UNIT VALUE   THOUSANDS)
                                                            ---- ------------ ------------ ------------
Salomon Brothers Strategic Bond Opportunities Division/(c)/ 2004    $18.49       $19.35        15.16
                                                            2003     16.86        18.49        10.66
                                                            2002     15.66        16.86       3.5089
                                                            2001     15.37        15.66            0

Salomon Brothers U.S. Government Division/(c)/............. 2004     15.28        15.43         8.31
                                                            2003     15.43        15.28        10.70
                                                            2002     14.57        15.43      17.9512
                                                            2001     14.29        14.57            0

T. Rowe Price Large Cap Growth Division/(c)/............... 2004     11.05        11.92         5.11
                                                            2003      8.64        11.05         4.19
                                                            2002     11.45         8.64        .4744
                                                            2001     11.59        11.45            0

T. Rowe Price Mid-Cap Growth Division/(c)/................. 2004      6.09         7.07         7.99
                                                            2003      4.54         6.09         7.06
                                                            2002      8.24         4.54       2.2677
                                                            2001      8.63         8.24            0

T. Rowe Price Small Cap Growth Division/(c)/............... 2004     11.85        12.93         0.62
                                                            2003      8.62        11.85         0.60
                                                            2002     11.97         8.62        .9515
                                                            2001     12.17        11.97            0

                                    GROUP I
  L CLASS WITH GREATER OF ANNUAL STEP-UP OR 5% ANNUAL INCREASE DEATH BENEFIT

                                                                                         NUMBER OF
                                                              BEGINNING OF              ACCUMULATION
                                                                  YEAR     END OF YEAR  UNITS END OF
                                                              ACCUMULATION ACCUMULATION   YEAR (IN
                                                         YEAR  UNIT VALUE   UNIT VALUE   THOUSANDS)
                                                         ---- ------------ ------------ ------------
American Funds Global Small Capitalization Division/(c)/ 2004   $ 15.83      $ 18.75         6.95
                                                         2003     10.57        15.83         2.45
                                                         2002     13.30        10.57       1.0559
                                                         2001     13.64        13.30            0

American Funds Growth Division/(c)/..................... 2004    102.36       112.86         1.92
                                                         2003     77.79       102.36         1.33
                                                         2002    104.95        77.79        .5116
                                                         2001    116.05       104.95            0

American Funds Growth-Income Division/(c)/.............. 2004     79.66        86.18         1.98
                                                         2003     62.54        79.66         1.57
                                                         2002     78.06        62.54       1.0570
                                                         2001     81.42        78.06            0

BlackRock Aggressive Growth Division/(c)/............... 2004     31.80        35.20         0.41
                                                         2003     23.38        31.80            0
                                                         2002     33.42        23.38            0
                                                         2001     35.48        33.42            0

BlackRock Bond Income Division/(a)/..................... 2004     42.74        43.74         1.37
                                                         2003     42.01        42.74         1.27
                                                         2002     39.53        42.01        .2955
                                                         2001     38.52        39.53            0

BlackRock Diversified Division/(c)/..................... 2004     33.73        35.85         1.34
                                                         2003     29.01        33.73         0.57
                                                         2002     34.30        29.01        .2322
                                                         2001     35.24        34.30            0

BlackRock Investment Trust Division/(c)/................ 2004     56.02        60.87         0.09
                                                         2003     44.75        56.02         0.04
                                                         2002     61.71        44.75            0
                                                         2001     66.22        61.71            0

BlackRock Large Cap Value Division/(d)/................. 2004     10.50        11.68         0.43
                                                         2003      7.91        10.50         1.62
                                                         2002     10.00         7.91            0

BlackRock Strategic Value Division/(c)/................. 2004     15.75        17.80         3.18
                                                         2003     10.73        15.75         3.20
                                                         2002     13.91        10.73        .7809
                                                         2001     14.17        13.91            0

Davis Venture Value Division/(c)/....................... 2004     26.92        29.63         2.39
                                                         2003     21.15        26.92         0.06
                                                         2002     25.79        21.15            0
                                                         2001     26.55        25.79            0

FI International Stock Division/(c)/.................... 2004     11.09        12.84         2.74
                                                         2003      8.94        11.09         2.87
                                                         2002     11.04         8.94        .9063
                                                         2001     11.83        11.04            0

                                                                                   NUMBER OF
                                                        BEGINNING OF              ACCUMULATION
                                                            YEAR     END OF YEAR  UNITS END OF
                                                        ACCUMULATION ACCUMULATION   YEAR (IN
                                                   YEAR  UNIT VALUE   UNIT VALUE   THOUSANDS)
                                                   ---- ------------ ------------ ------------
FI Mid Cap Opportunities Division/(h)/............ 2004    $14.09       $16.18         2.99
                                                   2003     10.73        14.09         1.75
                                                   2002     15.41        10.73        .6830
                                                   2001     17.93        15.41            0

FI Value Leaders Division/(d)/.................... 2004     22.29        24.85            0
                                                   2003     18.09        22.29            0
                                                   2002     22.03        18.09            0

Franklin Templeton Small Cap Growth Division/(c)/. 2004      8.82         9.63         1.50
                                                   2003      6.23         8.82            0
                                                   2002      8.78         6.23            0
                                                   2001      9.17         8.78            0

Harris Oakmark Focused Value Division/(c)/........ 2004     29.36        31.63         2.11
                                                   2003     22.80        29.36         2.19
                                                   2002     25.49        22.80        .3238
                                                   2001     24.68        25.49            0

Harris Oakmark International Division/(d)/........ 2004     11.66        13.81         3.67
                                                   2003      8.80        11.66            0
                                                   2002     10.90         8.80            0

Harris Oakmark Large Cap Value Division/(c)/...... 2004     11.73        12.81         0.47
                                                   2003      9.57        11.73         1.62
                                                   2002     11.36         9.57            0
                                                   2001     11.55        11.36            0

Janus Aggressive Growth Division/(c) (e)/......... 2004      6.70         7.14            0
                                                   2003      5.26         6.70            0
                                                   2002      7.73         5.26            0
                                                   2001      8.86         7.73            0

Lehman Brothers Aggregate Bond Index Division/(c)/ 2004     12.34        12.59         5.66
                                                   2003     12.20        12.34         3.80
                                                   2002     11.28        12.20       3.8644
                                                   2001     11.08        11.28            0

Loomis Sayles Small Cap Division/(c)/............. 2004     22.34        25.47            0
                                                   2003     16.84        22.34            0
                                                   2002     21.87        16.84            0
                                                   2001     22.38        21.87            0

Lord Abbett Bond Debenture Division/(b)/.......... 2004     11.96        12.70         2.74
                                                   2003     10.27        11.96         2.57
                                                   2002     10.33        10.27            0
                                                   2001     10.60        10.33            0

MET/AIM Mid Cap Core Equity Division/(d) (h)/..... 2004     11.94        13.41         0.29
                                                   2003      9.64        11.94         0.21
                                                   2002     11.37         9.64            0

MET/AIM Small Cap Growth Division/(d)/............ 2004     11.53        12.05            0
                                                   2003      8.46        11.53            0
                                                   2002     11.21         8.46            0

                                                                             NUMBER OF
                                                  BEGINNING OF              ACCUMULATION
                                                      YEAR     END OF YEAR  UNITS END OF
                                                  ACCUMULATION ACCUMULATION   YEAR (IN
                                             YEAR  UNIT VALUE   UNIT VALUE   THOUSANDS)
                                             ---- ------------ ------------ ------------
Met/Putnam Voyager Division/(c) (g)/........ 2004    $ 4.20       $ 4.31            0
                                             2003      3.42         4.20            0
                                             2002      4.89         3.42            0
                                             2001      5.37         4.89            0

MetLife Mid Cap Stock Index Division/(c)/... 2004     11.32        12.87         0.37
                                             2003      8.58        11.32         0.87
                                             2002     10.27         8.58       1.5263
                                             2001     10.39        10.27            0

MetLife Stock Index Division/(c)/........... 2004     32.68        35.40         4.55
                                             2003     26.34        32.68         4.15
                                             2002     34.54        26.34       2.6819
                                             2001     36.64        34.54            0

MFS Investors Trust Division/(c)/........... 2004      7.65         8.36         3.32
                                             2003      6.44         7.65         3.39
                                             2002      8.22         6.44       3.3338
                                             2001      8.65         8.22            0

MFS Research International Division/(c)/.... 2004      9.38        11.02            0
                                             2003      7.25         9.38         0.05
                                             2002      8.35         7.25            0
                                             2001      9.01         8.35            0

Morgan Stanley EAFE Index Division/(c)/..... 2004      9.36        10.97         0.64
                                             2003      6.98         9.36         1.31
                                             2002      8.52         6.98       2.7209
                                             2001      9.30         8.52            0

Neuberger Berman Mid Cap Value Division/(c)/ 2004     17.63        21.24         1.34
                                             2003     13.22        17.63         0.42
                                             2002     14.90        13.22        .0802
                                             2001     15.23        14.90            0

Oppenheimer Global Equity Division/(c)/..... 2004     12.58        14.33         3.34
                                             2003      9.89        12.58         3.45
                                             2002     11.99         9.89       1.2958
                                             2001     12.74        11.99            0

PIMCO Total Return Division/(c)/............ 2004     11.45        11.81         4.19
                                             2003     11.19        11.45         1.64
                                             2002     10.41        11.19       2.4683
                                             2001     10.24        10.41            0

RCM Global Technology Division/(c)/......... 2004      4.55         4.27         2.05
                                             2003      2.95         4.55         1.64
                                             2002      6.08         2.95            0
                                             2001      7.04         6.08            0

Russell 2000 Index Division/(c)/............ 2004     13.19        15.21         2.38
                                             2003      9.24        13.19         0.14
                                             2002     11.84         9.24        .6704
                                             2001     11.91        11.84            0

                                                                                            NUMBER OF
                                                                 BEGINNING OF              ACCUMULATION
                                                                     YEAR     END OF YEAR  UNITS END OF
                                                                 ACCUMULATION ACCUMULATION   YEAR (IN
                                                            YEAR  UNIT VALUE   UNIT VALUE   THOUSANDS)
                                                            ---- ------------ ------------ ------------
Salomon Brothers Strategic Bond Opportunities Division/(c)/ 2004    $18.24       $19.06        1.57
                                                            2003     16.65        18.24        1.23
                                                            2002     15.49        16.65       .0369
                                                            2001     15.22        15.49           0

Salomon Brothers U.S. Government Division/(c)/............. 2004     15.07        15.20        1.24
                                                            2003     15.24        15.07        2.40
                                                            2002     14.41        15.24       .3502
                                                            2001     14.15        14.41           0

T. Rowe Price Large Cap Growth Division/(c)/............... 2004     10.96        11.81        5.96
                                                            2003      8.59        10.96        2.46
                                                            2002     11.39         8.59       .3044
                                                            2001     11.54        11.39           0

T. Rowe Price Mid-Cap Growth Division/(c)/................. 2004      6.07         7.03        2.34
                                                            2003      4.53         6.07        0.54
                                                            2002      8.23         4.53       .1155
                                                            2001      8.63         8.23           0

T. Rowe Price Small Cap Growth Division/(c)/............... 2004     11.73        12.78        3.23
                                                            2003      8.55        11.73        2.16
                                                            2002     11.88         8.55       .8536
                                                            2001     12.09        11.88           0

                                    GROUP I
  L CLASS WITH ANNUAL STEP-UP DEATH BENEFIT AND EARNINGS PRESERVATION BENEFIT

                                                                                         NUMBER OF
                                                              BEGINNING OF              ACCUMULATION
                                                                  YEAR     END OF YEAR  UNITS END OF
                                                              ACCUMULATION ACCUMULATION   YEAR (IN
                                                         YEAR  UNIT VALUE   UNIT VALUE   THOUSANDS)
                                                         ---- ------------ ------------ ------------
American Funds Global Small Capitalization Division/(c)/ 2004   $ 15.74      $ 18.62         1.26
                                                         2003     10.52        15.74         1.36
                                                         2002     13.25        10.52            0
                                                         2001     13.60        13.25            0

American Funds Growth Division/(c)/..................... 2004    100.35       110.53         0.06
                                                         2003     76.33       100.35         0.21
                                                         2002    103.09        76.33            0
                                                         2001    114.03       103.09            0

American Funds Growth-Income Division/(c)/.............. 2004     78.09        84.39         1.20
                                                         2003     61.37        78.09         0.98
                                                         2002     76.68        61.37        .5949
                                                         2001     80.00        76.68            0

BlackRock Aggressive Growth Division/(c)/............... 2004     31.30        34.62            0
                                                         2003     23.04        31.30            0
                                                         2002     32.96        23.04            0
                                                         2001     35.02        32.96            0

BlackRock Bond Income Division/(a)/..................... 2004     41.87        42.81         0.83
                                                         2003     41.19        41.87            0
                                                         2002     38.80        41.19            0
                                                         2001     37.83        38.80            0

BlackRock Diversified Division/(c)/..................... 2004     33.15        35.19         2.23
                                                         2003     28.54        33.15         2.28
                                                         2002     33.77        28.54       2.2448
                                                         2001     34.71        33.77            0

BlackRock Investment Trust Division/(c)/................ 2004     54.88        59.58         0.11
                                                         2003     43.88        54.88         0.12
                                                         2002     60.58        43.88        .0183
                                                         2001     65.03        60.58            0

BlackRock Large Cap Value Division/(d)/................. 2004     10.48        11.65            0
                                                         2003      7.90        10.48            0
                                                         2002     10.00         7.90            0

BlackRock Strategic Value Division/(c)/................. 2004     15.70        17.72         3.83
                                                         2003     10.70        15.70         4.65
                                                         2002     13.89        10.70       2.6851
                                                         2001     14.15        13.89            0

Davis Venture Value Division/(c)/....................... 2004     26.68        29.33            0
                                                         2003     20.98        26.68            0
                                                         2002     25.61        20.98            0
                                                         2001     26.37        25.61            0

FI International Stock Division/(c)/.................... 2004     10.95        12.67            0
                                                         2003      8.83        10.95            0
                                                         2002     10.92         8.83            0
                                                         2001     11.71        10.92            0

                                                                                   NUMBER OF
                                                        BEGINNING OF              ACCUMULATION
                                                            YEAR     END OF YEAR  UNITS END OF
                                                        ACCUMULATION ACCUMULATION   YEAR (IN
                                                   YEAR  UNIT VALUE   UNIT VALUE   THOUSANDS)
                                                   ---- ------------ ------------ ------------
FI Mid Cap Opportunities Division/(h)/............ 2004    $13.99       $16.05            0
                                                   2003     10.67        13.99            0
                                                   2002     15.34        10.67            0
                                                   2001     17.85        15.34            0

FI Value Leaders Division/(d)/.................... 2004     22.06        24.56            0
                                                   2003     17.92        22.06            0
                                                   2002     21.83        17.92            0

Franklin Templeton Small Cap Growth Division/(c)/. 2004      8.80         9.59            0
                                                   2003      6.21         8.80            0
                                                   2002      8.77         6.21            0
                                                   2001      9.17         8.77            0

Harris Oakmark Focused Value Division/(c)/........ 2004     29.05        31.26         1.79
                                                   2003     22.58        29.05         2.24
                                                   2002     25.27        22.58       1.3063
                                                   2001     24.48        25.27            0

Harris Oakmark International Division/(d)/........ 2004     11.63        13.76            0
                                                   2003      8.79        11.63            0
                                                   2002     10.90         8.79            0

Harris Oakmark Large Cap Value Division/(c)/...... 2004     11.67        12.73         0.53
                                                   2003      9.53        11.67         2.35
                                                   2002     11.33         9.53        .0856
                                                   2001     11.51        11.33            0

Janus Aggressive Growth Division/(c) (e)/......... 2004      6.68         7.11            0
                                                   2003      5.25         6.68            0
                                                   2002      7.72         5.25            0
                                                   2001      8.86         7.72            0

Lehman Brothers Aggregate Bond Index Division/(c)/ 2004     12.28        12.51        12.87
                                                   2003     12.15        12.28            0
                                                   2002     11.25        12.15            0
                                                   2001     11.05        11.25            0

Loomis Sayles Small Cap Division/(c)/............. 2004     22.12        25.21            0
                                                   2003     16.70        22.12            0
                                                   2002     21.71        16.70            0
                                                   2001     22.22        21.71            0

Lord Abbett Bond Debenture Division/(b)/.......... 2004     11.88        12.60         2.58
                                                   2003     10.21        11.88         1.20
                                                   2002     10.28        10.21       1.1901
                                                   2001     10.56        10.28            0

MET/AIM Mid Cap Core Equity Division/(d)/......... 2004     11.91        13.36            0
                                                   2003      9.63        11.91         0.60
                                                   2002     11.37         9.63            0

Met/AIM Small Cap Growth Division/(d)/............ 2004     11.50        12.01            0
                                                   2003      8.45        11.50            0
                                                   2002     11.20         8.45            0

                                                                             NUMBER OF
                                                  BEGINNING OF              ACCUMULATION
                                                      YEAR     END OF YEAR  UNITS END OF
                                                  ACCUMULATION ACCUMULATION   YEAR (IN
                                             YEAR  UNIT VALUE   UNIT VALUE   THOUSANDS)
                                             ---- ------------ ------------ ------------
Met/Putnam Voyager Division/(c) (g)/........ 2004    $ 4.19       $ 4.29            0
                                             2003      3.41         4.19            0
                                             2002      4.89         3.41            0
                                             2001      5.36         4.89            0

Metlife Mid Cap Stock Index Division/(c)/... 2004     11.28        12.81         0.60
                                             2003      8.55        11.28         0.60
                                             2002     10.25         8.55        .0952
                                             2001     10.38        10.25            0

Metlife Stock Index Division/(c)/........... 2004     32.23        34.88         2.45
                                             2003     26.01        32.23         0.22
                                             2002     34.14        26.01        .0310
                                             2001     36.23        34.14            0

MFS Investors Trust Division/(c)/........... 2004      7.62         8.31            0
                                             2003      6.42         7.62            0
                                             2002      8.20         6.42            0
                                             2001      8.63         8.20            0

MFS Research International Division/(c)/.... 2004      9.36        10.97            0
                                             2003      7.24         9.36         3.43
                                             2002      8.34         7.24            0
                                             2001      9.00         8.34            0

Morgan Stanley EAFE Index Division/(c)/..... 2004      9.32        10.91         1.05
                                             2003      6.95         9.32            0
                                             2002      8.49         6.95            0
                                             2001      9.27         8.49            0

Neuberger Berman Mid Cap Value Division/(c)/ 2004     17.54        21.11         0.28
                                             2003     13.17        17.54         0.31
                                             2002     14.79        13.17            0
                                             2001     15.19        14.79            0

Oppenheimer Global Equity Division/(c)/..... 2004     12.49        14.22            0
                                             2003      9.83        12.49            0
                                             2002     11.94         9.83            0
                                             2001     12.68        11.94            0

PIMCO Total Return Division/(c)/............ 2004     11.42        11.76         1.90
                                             2003     11.17        11.42         3.30
                                             2002     10.40        11.17       2.8294
                                             2001     10.23        10.40            0

RCM Global Technology Division/(c)/......... 2004      4.54         4.25         2.40
                                             2003      2.95         4.54         2.40
                                             2002      6.07         2.95        .3955
                                             2001      7.04         6.07            0

Russell 2000 Index Division/(c)/............ 2004     13.12        15.11         0.55
                                             2003      9.20        13.12         0.55
                                             2002     11.80         9.20        .0879
                                             2001     11.88        11.80            0

                                                                                            NUMBER OF
                                                                 BEGINNING OF              ACCUMULATION
                                                                     YEAR     END OF YEAR  UNITS END OF
                                                                 ACCUMULATION ACCUMULATION   YEAR (IN
                                                            YEAR  UNIT VALUE   UNIT VALUE   THOUSANDS)
                                                            ---- ------------ ------------ ------------
Salomon Brothers Strategic Bond Opportunities Division/(c)/ 2004    $18.07       $18.86        0.72
                                                            2003     16.52        18.07        0.25
                                                            2002     15.38        16.52       .2458
                                                            2001     15.11        15.38           0

Salomon Brothers U.S. Government Division/(c)/............. 2004     14.93        15.05        0.52
                                                            2003     15.11        14.93        0.52
                                                            2002     14.31        15.11       .5155
                                                            2001     14.05        14.31           0

T.Rowe Price Large Cap Growth Division/(c)/................ 2004     10.91        11.74        0.58
                                                            2003      8.55        10.91        0.59
                                                            2002     11.36         8.55       .0944
                                                            2001     11.51        11.36           0

T. Rowe Price Mid-Cap Growth Division/(c)/................. 2004      6.05         7.00           0
                                                            2003      4.52         6.05        5.23
                                                            2002      8.22         4.52           0
                                                            2001      8.62         8.22           0

T. Rowe Price Small Cap Growth Division/(c)/............... 2004     11.65        12.68           0
                                                            2003      8.50        11.65           0
                                                            2002     11.82         8.50           0
                                                            2001     12.03        11.82           0

                                    GROUP I
  L CLASS WITH GREATER OF ANNUAL STEP-UP OR 5% ANNUAL INCREASE DEATH BENEFIT
                       AND EARNINGS PRESERVATION BENEFIT

                                                                                         NUMBER OF
                                                              BEGINNING OF              ACCUMULATION
                                                                  YEAR     END OF YEAR  UNITS END OF
                                                              ACCUMULATION ACCUMULATION   YEAR (IN
                                                         YEAR  UNIT VALUE   UNIT VALUE   THOUSANDS)
                                                         ---- ------------ ------------ ------------
American Funds Global Small Capitalization Division/(c)/ 2004   $ 15.60      $ 18.44         1.53
                                                         2003     10.44        15.60         0.31
                                                         2002     13.18        10.44            0
                                                         2001     13.53        13.18            0

American Funds Growth Division/(c)/..................... 2004     97.44       107.17         1.56
                                                         2003     74.20        97.44         0.94
                                                         2002    100.35        74.20        .7716
                                                         2001    111.08       100.35            0

American Funds Growth-Income Division/(c)/.............. 2004     75.83        81.83         4.22
                                                         2003     59.65        75.83         1.26
                                                         2002     74.65        59.65        .0565
                                                         2001     77.93        74.65            0

BlackRock Aggressive Growth Division/(c)/............... 2004     30.58        33.76         0.19
                                                         2003     22.54        30.58         0.19
                                                         2002     32.29        22.54            0
                                                         2001     34.33        32.29            0

BlackRock Bond Income Division/(a)/..................... 2004     40.60        41.45         4.67
                                                         2003     40.00        40.60         2.60
                                                         2002     37.74        40.00        .8440
                                                         2001     36.82        37.74            0

BlackRock Diversified Division/(c)/..................... 2004     32.29        34.23         3.19
                                                         2003     27.84        32.29         2.55
                                                         2002     33.00        27.84        .1108
                                                         2001     33.94        33.00            0

BlackRock Investment Trust Division/(c)/................ 2004     53.22        57.68            0
                                                         2003     42.61        53.22            0
                                                         2002     58.92        42.61        .1722
                                                         2001     63.28        58.92            0

BlackRock Large Cap Value Division/(d)/................. 2004     10.46        11.60         2.07
                                                         2003      7.89        10.46            0
                                                         2002     10.00         7.89            0

BlackRock Strategic Value Division/(c)/................. 2004     15.61        17.60         7.28
                                                         2003     10.66        15.61         5.99
                                                         2002     13.86        10.66       4.6094
                                                         2001     14.13        13.86            0

Davis Venture Value Division/(c)/....................... 2004     26.31        28.89         3.41
                                                         2003     20.72        26.31         2.97
                                                         2002     25.34        20.72       2.5885
                                                         2001     26.10        25.34            0

                                                                                   NUMBER OF
                                                        BEGINNING OF              ACCUMULATION
                                                            YEAR     END OF YEAR  UNITS END OF
                                                        ACCUMULATION ACCUMULATION   YEAR (IN
                                                   YEAR  UNIT VALUE   UNIT VALUE   THOUSANDS)
                                                   ---- ------------ ------------ ------------
FI International Stock Division/(c)/.............. 2004    $10.75       $12.41         6.57
                                                   2003      8.68        10.75         6.69
                                                   2002     10.75         8.68       5.7932
                                                   2001     11.53        10.75            0

FI Mid Cap Opportunities Division/(h)/............ 2004     13.85        15.86         5.09
                                                   2003     10.57        13.85         5.39
                                                   2002     15.23        10.57       4.7026
                                                   2001     17.73        15.23            0

FI Value Leaders Division/(d)/.................... 2004     21.71        24.13            0
                                                   2003     17.66        21.71            0
                                                   2002     21.54        17.66            0

Franklin Templeton Small Cap Growth Division/(c)/. 2004      8.76         9.54         0.95
                                                   2003      6.20         8.76         0.83
                                                   2002      8.76         6.20            0
                                                   2001      9.16         8.76            0

Harris Oakmark Focused Value Division/(c)/........ 2004     28.59        30.72         5.59
                                                   2003     22.26        28.59         4.17
                                                   2002     24.95        22.26       2.2913
                                                   2001     24.18        24.95            0

Harris Oakmark International Division/(d)/........ 2004     11.60        13.70         0.65
                                                   2003      8.77        11.60            0
                                                   2002     10.89         8.77            0

Harris Oakmark Large Cap Value Division/(c)/...... 2004     11.58        12.61         3.67
                                                   2003      9.47        11.58         2.12
                                                   2002     11.28         9.47        .2615
                                                   2001     11.47        11.28            0

Janus Aggressive Growth Division/(c) (e)/......... 2004      6.66         7.07            0
                                                   2003      5.24         6.66            0
                                                   2002      7.72         5.24            0
                                                   2001      8.85         7.72            0

Lehman Brothers Aggregate Bond Index Division/(c)/ 2004     12.18        12.40        20.07
                                                   2003     12.07        12.18        10.87
                                                   2002     11.19        12.07       3.4168
                                                   2001     11.01        11.19            0

Loomis Sayles Small Cap Division/(c)/............. 2004     21.80        24.80         0.21
                                                   2003     16.48        21.80         0.22
                                                   2002     21.46        16.48            0
                                                   2001     21.98        21.46            0

Lord Abbett Bond Debenture Division/(b)/.......... 2004     11.76        12.46         0.90
                                                   2003     10.12        11.76         1.14
                                                   2002     10.20        10.12            0
                                                   2001     10.49        10.20            0

MET/AIM Mid Cap Core Equity Division/(d)/......... 2004     11.87        13.30         1.73
                                                   2003      9.61        11.87         0.85
                                                   2002     11.36         9.61            0

                                                                             NUMBER OF
                                                  BEGINNING OF              ACCUMULATION
                                                      YEAR     END OF YEAR  UNITS END OF
                                                  ACCUMULATION ACCUMULATION   YEAR (IN
                                             YEAR  UNIT VALUE   UNIT VALUE   THOUSANDS)
                                             ---- ------------ ------------ ------------
MET/AIM Small Cap Growth Division/(d)/...... 2004    $11.46       $11.96         0.41
                                             2003      8.43        11.46         0.41
                                             2002     11.19         8.43            0

Met/Putnam Voyager Division/(c) (g)/........ 2004      4.17         4.26            0
                                             2003      3.39         4.17            0
                                             2002      4.87         3.39            0
                                             2001      5.35         4.87            0

MetLife Mid Cap Stock Index Division/(c)/... 2004     11.22        12.72         1.50
                                             2003      8.52        11.22         2.02
                                             2002     10.23         8.52            0
                                             2001     10.36        10.23            0

MetLife Stock Index Division/(c)/........... 2004     31.58        34.12         5.54
                                             2003     25.52        31.58         2.52
                                             2002     33.55        25.52        .0568
                                             2001     35.62        33.55            0

MFS Investors Trust Division/(c)/........... 2004      7.56         8.24            0
                                             2003      6.38         7.56            0
                                             2002      8.16         6.38            0
                                             2001      8.61         8.16            0

MFS Research International Division/(c)/.... 2004      9.33        10.93            0
                                             2003      7.22         9.33            0
                                             2002      8.33         7.22            0
                                             2001      8.99         8.33            0

Morgan Stanley EAFE Index Division/(c)/..... 2004      9.24        10.81         8.49
                                             2003      6.90         9.24         7.94
                                             2002      8.45         6.90            0
                                             2001      9.23         8.45            0

Neuberger Berman Mid Cap Value Division/(c)/ 2004     17.40        20.92         2.35
                                             2003     13.09        17.40         0.84
                                             2002     14.79        13.09        .1776
                                             2001     15.13        14.79            0

Oppenheimer Global Equity Division/(c)/..... 2004     12.36        14.06            0
                                             2003      9.74        12.36            0
                                             2002     11.85         9.74            0
                                             2001     12.60        11.85            0

PIMCO Total Return Division/(c)/............ 2004     11.37        11.69        15.15
                                             2003     11.14        11.37        15.81
                                             2002     10.39        11.14       3.0221
                                             2001     10.22        10.39            0

RCM Global Technology Division/(c)/......... 2004      4.52         4.23            0
                                             2003      2.94         4.52            0
                                             2002      6.06         2.94            0
                                             2001      7.03         6.06            0

                                                                                            NUMBER OF
                                                                 BEGINNING OF              ACCUMULATION
                                                                     YEAR     END OF YEAR  UNITS END OF
                                                                 ACCUMULATION ACCUMULATION   YEAR (IN
                                                            YEAR  UNIT VALUE   UNIT VALUE   THOUSANDS)
                                                            ---- ------------ ------------ ------------
Russell 2000 Index Division/(c)/........................... 2004    $13.02       $14.98         4.18
                                                            2003      9.14        13.02         3.38
                                                            2002     11.75         9.14            0
                                                            2001     11.83        11.75            0

Salomon Brothers Strategic Bond Opportunities Division/(c)/ 2004     17.82        18.58         1.28
                                                            2003     16.31        17.82         1.15
                                                            2002     15.22        16.31        .9844
                                                            2001     14.96        15.22            0

Salomon Brothers U.S. Government Division/(c)/............. 2004     14.73        14.82         3.35
                                                            2003     14.93        14.73         3.66
                                                            2002     14.15        14.93       2.2267
                                                            2001     13.91        14.15            0

T. Rowe Price Large Cap Growth Division/(c)/............... 2004     10.82        11.63            0
                                                            2003      8.50        10.82            0
                                                            2002     11.30         8.50            0
                                                            2001     11.47        11.30            0

T. Rowe Price Mid-Cap Growth Division/(c)/................. 2004      6.02         6.96         1.68
                                                            2003      4.50         6.02            0
                                                            2002      8.21         4.50        .0646
                                                            2001      8.62         8.21            0

T. Rowe Price Small Cap Growth Division/(c)/............... 2004     11.53        12.53         6.66
                                                            2003      8.42        11.53         7.07
                                                            2002     11.74         8.42       6.1067
                                                            2001     11.95        11.74            0

                                    GROUP I
                          BLACKROCK MONEY MARKET (F)

                                                                                          NUMBER OF
                                                                                      ACCUMULATION UNITS
                                                                                       END OF YEAR (IN
                                                           BEGINNING OF                   THOUSANDS)
                                                               YEAR     END OF YEAR  --------------------
                                                           ACCUMULATION ACCUMULATION   GMIB       GMIB
                                                      YEAR  UNIT VALUE   UNIT VALUE  VERSION I VERSION II
                                                      ---- ------------ ------------ --------- ----------
B Class, Basic Death Benefit and Guaranteed
Minimum Income Benefit............................... 2004    $23.19       $23.09     182.17        0
                                                      2003     23.33        23.19      17.93       --
B Class, Earnings Preservation Benefit and Guaranteed
Minimum Income Benefit............................... 2004     22.04        21.88          0        0
                                                      2003     22.23        22.04          0       --
B Class, Annual Step-Up Death Benefit and
Guaranteed Minimum Income Benefit.................... 2004     22.26        22.12      48.96        0
                                                      2003     22.44        22.26       5.08       --
B Class, Annual Step-Up Death Benefit, Earnings
Preservation Benefit and Guaranteed Minimum Income
Benefit.............................................. 2004     21.16        20.97          0        0
                                                      2003     21.38        21.16          0       --
B Class, Greater of Annual Step-up or 5% Annual
Increase Death Benefit and Guaranteed Minimum
Income Benefit....................................... 2004     21.59        21.42       0.04        0
                                                      2003     21.80        21.59          0       --
B Class, Greater of Annual Step-up or 5% Annual
Increase Death Benefit, Earnings Preservation Benefit
and Guaranteed Minimum Income Benefit................ 2004     20.52        20.31          0        0
                                                      2003     20.77        20.52          0       --
Bonus Class, Basic Death Benefit and Guaranteed
Minimum Income Benefit............................... 2004     21.16        20.97      73.20        0
                                                      2003     21.38        21.16      22.68       --
Bonus Class, Earnings Preservation Benefit and
Guaranteed Minimum Income Benefit.................... 2004     20.11        19.88          0        0
                                                      2003     20.37         0.11          0       --
Bonus Class, Annual Step-Up Death Benefit and
Guaranteed Minimum Income Benefit.................... 2004     20.31        20.09       6.73        0
                                                      2003     20.57        20.31      11.31       --
Bonua Class, Annual Step-Up Death Benefit, Earnings
Preservation Benefit and Guaranteed Minimum Income
Benefit.............................................. 2004     19.31        19.05          0        0
                                                      2003     19.60        19.31          0       --
Bonus Class, Greater of Annual Step-up or 5% Annual
Increase Death Benefit and Guaranteed Minimum
Income Benefit....................................... 2004     19.70        19.46          0        0
                                                      2003     19.98         9.70          0       --
Bonus Class, Greater of Annual Step-up or 5% Annual
Increase Death Benefit, Earnings Preservation Benefit
and Guaranteed Minimum Income Benefit................ 2004     18.73        18.45       0.08        0
                                                      2003     19.04        18.73       0.08       --
L Class, Basic Death Benefit and Guaranteed
Minimum Income Benefit............................... 2004     22.04        21.88       5.23        0
                                                      2003     22.23        22.04          0       --

                                                                                          NUMBER OF
                                                                                      ACCUMULATION UNITS
                                                                                       END OF YEAR (IN
                                                           BEGINNING OF                   THOUSANDS)
                                                               YEAR     END OF YEAR  --------------------
                                                           ACCUMULATION ACCUMULATION   GMIB       GMIB
                                                      YEAR  UNIT VALUE   UNIT VALUE  VERSION I VERSION II
                                                      ---- ------------ ------------ --------- ----------
L Class, Earnings Preservation Benefit and Guaranteed
Minimum Income Benefit............................... 2004    $20.94       $20.75        0          0
                                                      2003     21.18        20.94        0         --

L Class, Annual Step-Up Death Benefit and
Guaranteed Minimum Income Benefit.................... 2004     21.16        20.97        0          0
                                                      2003     21.38        21.16        0         --

L Class, Annual Step-Up Death Benefit, Earnings
Preservation Benefit and Guaranteed Minimum Income
Benefit.............................................. 2004     20.11        19.88        0          0
                                                      2003     20.37        20.11        0         --

L Class, Greater of Annual Step-up or 5% Annual
Increase Death Benefit and Guaranteed Minimum
Income Benefit....................................... 2004     20.52        20.31        0          0
                                                      2003     20.77        20.52        0         --

L Class, Greater of Annual Step-up or 5% Annual
Increase Death Benefit, Earnings Preservation Benefit
and Guaranteed Minimum Income Benefit................ 2004     19.50        19.25        0          0
                                                      2003     19.79        19.50        0         --

--------
/(a)/ The assets of the State Street Research Income Division merged into this
      Division on April 29, 2002. Accumulation unit values prior to April 29, 2002 are those of State Street Research Income Division.

/(b)/ The assets of the Loomis Sayles High Yield Bond Division merged into the
      Lord Abbett Bond Debenture Division on April 29, 2002. Accumulation unit values prior to April 29, 2002 are those of Loomis Sayles High Yield Bond Division.

/(c)/ Inception date: August 3, 2001.

/(d)/ Inception date: May 1, 2002.

/(e)/ The assets of the Janus Growth Division merged into the Janus Aggressive
      Growth Division on April 28, 2003. Accumulation unit values prior to April 28, 2003 are those of the Janus Growth Division.

/(f)/ Inception date: May 1, 2003

/(g)/ The assets in this investment division merged into the Jennison Growth
      Division prior to the opening of business on May 2, 2005. This investment division is no longer available under the Deferred Annuity.

/(h)/ This division merged into the Janus Mid Cap Division prior to the opening of business on May 3, 2004 and was renamed FI Mid Cap Opportunities. The investment division with the name FI Mid Cap Opportunities on April 30, 2004 ceased to exist. The accumulation unit value history presented here is of the Janus Mid Cap Division.

                                   GROUP II
                  B CLASS WITH EARNINGS PRESERVATION BENEFIT

                                                                                     NUMBER OF
                                                        INCEPTION DATE              ACCUMULATION
                                                         MAY 1, 2004   END OF YEAR  UNITS END OF
                                                         ACCUMULATION  ACCUMULATION   YEAR (IN
               INVESTMENT DIVISION                 YEAR   UNIT VALUE    UNIT VALUE   THOUSANDS)
               -------------------                 ---- -------------- ------------ ------------
BlackRock Aggressive Growth....................... 2004     $33.03        $36.59        0.29
BlackRock Bond Income............................. 2004      42.41         43.90        2.73
BlackRock Diversified............................. 2004      34.70         37.42        2.16
BlackRock Investment Trust........................ 2004      58.27         64.26        0.17
BlackRock Large Cap Value......................... 2004      10.66         11.76        3.54
BlackRock Legacy Large Cap Growth................. 2004      22.97         25.15        0.93
BlackRock Strategic Value......................... 2004      16.04         18.04        7.80
Davis Venture Value............................... 2004      28.30         30.43        3.18
FI International Stock............................ 2004      11.66         13.31        0.36
FI Mid Cap Opportunities.......................... 2004      14.55         16.36        2.60
FI Value Leaders.................................. 2004      22.76         25.65        2.30
Franklin Templeton Small Cap Growth............... 2004       8.78          9.71        3.44
Harris Oakmark Focused Value...................... 2004      29.79         32.30        1.76
Harris Oakmark International...................... 2004      12.00         13.92        4.82
Harris Oakmark Large Cap Value.................... 2004      12.06         13.01       12.72
Janus Aggressive Growth........................... 2004       6.58          7.15        0.44
Lehman Brothers(R) Aggregate Bond Index........... 2004      12.34         12.69       37.85
Loomis Sayles Small Cap........................... 2004      23.18         26.25        0.71
Lord Abbett Bond Debenture........................ 2004      15.82         16.85        2.47
Met/AIM Mid Cap Core Equity....................... 2004      12.53         13.52        1.42
Met/AIM Small Cap Growth.......................... 2004      11.33         12.13        0.15
Met/Putnam Voyager/(g)/........................... 2004       4.20          4.39        1.75
MetLife Mid Cap Stock Index....................... 2004      11.60         12.99        6.84
MetLife Stock Index............................... 2004      33.44         36.21       24.86
MFS Research International........................ 2004       9.71         11.14        0.58
MFS Total Return.................................. 2004      36.14         39.27        0.20
Morgan Stanley EAFE(R) Index...................... 2004       9.51         11.05       24.02
Neuberger Berman Mid Cap Value.................... 2004      18.45         21.51        6.57
Neuberger Berman Real Estate...................... 2004       9.99         12.82       18.76
Oppenheimer Global Equity......................... 2004      12.66         14.59        3.25
PIMCO Total Return................................ 2004      11.62         12.04        7.83
RCM Global Technology............................. 2004       4.15          4.32        4.64
Russell 2000(R) Index............................. 2004      13.39         15.32        6.02
Salomon Brothers Strategic Bond Opportunities..... 2004      18.48         19.57        3.58
Salomon Brothers US Government.................... 2004      15.27         15.62        9.75
T. RowePrice Large Cap............................ 2004      11.10         12.02        3.06
T.Rowe Price Mid-Cap Growth....................... 2004       6.25          7.08        3.35
T. RowePrice Small Cap............................ 2004      12.29         13.09        1.25

                                   GROUP II
                   B CLASS WITH ANNUAL STEP-UP DEATH BENEFIT

                                                                                     NUMBER OF
                                                        INCEPTION DATE              ACCUMULATION
                                                         MAY 1, 2004   END OF YEAR  UNITS END OF
                                                         ACCUMULATION  ACCUMULATION   YEAR (IN
               INVESTMENT DIVISION                 YEAR   UNIT VALUE    UNIT VALUE   THOUSANDS)
               -------------------                 ---- -------------- ------------ ------------
BlackRock Aggressive Growth....................... 2004     $33.29        $36.90         5.43
BlackRock Bond Income............................. 2004      42.85         44.37        34.42
BlackRock Diversified............................. 2004      35.01         37.76        28.31
BlackRock Investment Trust........................ 2004      58.88         64.96         9.10
BlackRock Large Cap Value......................... 2004      10.68         11.77        40.86
BlackRock Legacy Large Cap Growth................. 2004      23.08         25.28        13.74
BlackRock Strategic Value......................... 2004      16.08         18.08       107.74
Davis Venture Value............................... 2004      28.43         30.59        49.03
FI International Stock............................ 2004      11.74         13.41        15.90
FI Mid Cap Opportunities.......................... 2004      14.60         16.43        24.58
FI Value Leaders.................................. 2004      22.88         25.80         6.33
Franklin Templeton Small Cap Growth............... 2004       8.79          9.73        25.52
Harris Oakmark Focused Value...................... 2004      29.95         32.49        40.14
Harris Oakmark International...................... 2004      12.01         13.94        46.62
Harris Oakmark Large Cap Value.................... 2004      12.10         13.05       161.94
Janus Aggressive Growth........................... 2004       6.59          7.16         2.65
Lehman Brothers(R) Aggregate Bond Index........... 2004      12.37         12.73       311.51
Loomis Sayles Small Cap........................... 2004      23.30         26.39         7.49
Lord Abbett Bond Debenture........................ 2004      15.88         16.92        59.02
Met/AIM Mid Cap Core Equity....................... 2004      12.54         13.54        19.44
Met/AIM Small Cap Growth.......................... 2004      11.34         12.15         9.06
Met/Putnam Voyager/(g)/........................... 2004       4.21          4.40        11.52
MetLife Mid Cap Stock Index....................... 2004      11.63         13.02        62.90
MetLife Stock Index............................... 2004      33.67         36.47       140.85
MFS Investors Trust............................... 2004       7.67          8.50         3.37
MFS Research International........................ 2004       9.73         11.16         7.83
MFS Total Return.................................. 2004      36.45         39.62        17.02
Morgan Stanley EAFE(R) Index...................... 2004       9.53         11.08       124.30
Neuberger Berman Mid Cap Value.................... 2004      18.50         21.58        89.00
Neuberger Berman Real Estate...................... 2004       9.99         12.82       246.54
Oppenheimer Global Equity......................... 2004      12.70         14.65        14.89
PIMCO Total Return................................ 2004      11.64         12.06       198.58
RCM Global Technology............................. 2004       4.16          4.33        27.11
Russell 2000(R) Index............................. 2004      13.43         15.37        48.84
Salomon Brothers Strategic Bond Opportunities..... 2004      18.56         19.67        63.10
Salomon Brothers US Government.................... 2004      15.34         15.70        89.41
T. Rowe Price Mid-Cap Growth...................... 2004       6.26          7.10        55.76
T. RowePrice Large Cap............................ 2004      11.13         12.06        50.76
T. RowePrice Small Cap............................ 2004      12.33         13.14        17.47

                                   GROUP II
  B CLASS WITH GREATER OF ANNUAL STEP-UP OR 5% ANNUAL INCREASE DEATH BENEFIT

                                                                                     NUMBER OF
                                                        INCEPTION DATE              ACCUMULATION
                                                         MAY 1, 2004   END OF YEAR  UNITS END OF
                                                         ACCUMULATION  ACCUMULATION   YEAR (IN
               INVESTMENT DIVISION                 YEAR   UNIT VALUE    UNIT VALUE   THOUSANDS)
               -------------------                 ---- -------------- ------------ ------------
BlackRock Aggressive Growth....................... 2004     $32.50        $35.99         4.49
BlackRock Bond Income............................. 2004      41.54         42.98        17.63
BlackRock Diversified............................. 2004      34.09         36.73        13.67
BlackRock Investment Trust........................ 2004      57.07         62.89         1.97
BlackRock Large Cap Value......................... 2004      10.64         11.73        28.68
BlackRock Legacy Large Cap Growth................. 2004      22.75         24.90         9.41
BlackRock Strategic Value......................... 2004      15.98         17.96        48.30
Davis Venture Value............................... 2004      28.03         30.13        29.14
FI International Stock............................ 2004      11.51         13.13        19.69
FI Mid Cap Opportunities.......................... 2004      14.44         16.24        11.46
FI Value Leaders.................................. 2004      22.51         25.35         5.68
Franklin Templeton Small Cap Growth............... 2004       8.75          9.68         8.21
Harris Oakmark Focused Value...................... 2004      29.46         31.93        30.16
Harris Oakmark International...................... 2004      11.97         13.87        22.64
Harris Oakmark Large Cap Value.................... 2004      12.00         12.93        67.85
Janus Aggressive Growth........................... 2004       6.56          7.12         1.61
Lehman Brothers(R) Aggregate Bond Index........... 2004      12.27         12.61       183.26
Loomis Sayles Small Cap........................... 2004      22.95         25.97         3.21
Lord Abbett Bond Debenture........................ 2004      15.69         16.70        32.09
Met/AIM Mid Cap Core Equity....................... 2004      12.49         13.47         4.70
Met/AIM Small Cap Growth.......................... 2004      11.30         12.09         1.61
Met/Putnam Voyager/(g)/........................... 2004       4.19          4.37         2.25
MetLife Mid Cap Stock Index....................... 2004      11.56         12.93        37.52
MetLife Stock Index............................... 2004      32.97         35.68        81.42
MFS Investors Trust............................... 2004       7.61          8.42         0.90
MFS Research International........................ 2004       9.68         11.10         5.55
MFS Total Return.................................. 2004      35.53         38.58         3.76
Morgan Stanley EAFE(R) Index...................... 2004       9.45         10.98        58.83
Neuberger Berman Mid Cap Value.................... 2004      18.35         21.38        47.25
Neuberger Berman Real Estate...................... 2004       9.99         12.81       108.90
Oppenheimer Global Equity......................... 2004      12.57         14.48         4.53
PIMCO Total Return................................ 2004      11.59         11.99       102.94
RCM Global Technology............................. 2004       4.14          4.30        45.23
Russell 2000(R) Index............................. 2004      13.32         15.23        25.68
Salomon Brothers Strategic Bond Opportunities..... 2004      18.30         19.38        26.50
Salomon Brothers US Government.................... 2004      15.13         15.47        54.27
T. Rowe Price Mid-Cap Growth...................... 2004       6.23          7.06        25.14
T. RowePrice Large Cap............................ 2004      11.04         11.95        24.09
T. RowePrice Small Cap............................ 2004      12.20         12.99         7.45

                                   GROUP II
  B CLASS WITH ANNUAL STEP-UP DEATH BENEFIT AND EARNINGS PRESERVATION BENEFIT

                                                                                NUMBER OF
                                                   INCEPTION DATE              ACCUMULATION
                                                    MAY 1, 2004   END OF YEAR  UNITS END OF
                                                    ACCUMULATION  ACCUMULATION   YEAR (IN
             INVESTMENT DIVISION              YEAR   UNIT VALUE    UNIT VALUE   THOUSANDS)
             -------------------              ---- -------------- ------------ ------------
BlackRock Aggressive Growth.................. 2004     $31.99        $35.39        0.43
BlackRock Bond Income........................ 2004      40.69         42.07        2.39
BlackRock Diversified........................ 2004      33.49         36.06        2.99
BlackRock Investment Trust................... 2004      55.89         61.55        0.42
BlackRock Large Cap Value.................... 2004      10.62         11.70        0.97
BlackRock Legacy Large Cap Growth............ 2004      22.54         24.65        0.16
BlackRock Strategic Value.................... 2004      15.92         17.88        9.03
Davis Venture Value.......................... 2004      27.76         29.82        2.37
FI International Stock....................... 2004      11.36         12.95        1.11
FI Mid Cap Opportunities..................... 2004      14.34         16.11        6.75
FI Value Leaders............................. 2004      22.26         25.06        0.09
Franklin Templeton Small Cap Growth.......... 2004       8.73          9.64        1.52
Harris Oakmark Focused Value................. 2004      29.14         31.56        4.70
Harris Oakmark International................. 2004      11.94         13.83        2.91
Harris Oakmark Large Cap Value............... 2004      11.93         12.85       11.78
Janus Aggressive Growth...................... 2004       6.54          7.09        1.67
Lehman Brothers(R) Aggregate Bond Index...... 2004      12.20         12.54       18.02
Loomis Sayles Small Cap...................... 2004      22.72         25.69        0.39
Lord Abbett Bond Debenture................... 2004      15.57         16.56        2.05
Met/AIM Mid Cap Core Equity.................. 2004      12.46         13.43        0.76
Met/AIM Small Cap Growth..................... 2004      11.27         12.05        0.46
Met/Putnam Voyager/(g)/...................... 2004       4.17          4.35        2.00
MetLife Mid Cap Stock Index.................. 2004      11.52         12.87        3.64
MetLife Stock Index.......................... 2004      32.51         35.16       11.84
MFS Investors Trust.......................... 2004       7.57          8.38        0.69
MFS Research International................... 2004       9.65         11.06        1.66
MFS Total Return............................. 2004      34.93         37.91        0.58
Morgan Stanley EAFE(R) Index................. 2004       9.40         10.91       15.64
Neuberger Berman Mid Cap Value............... 2004      18.25         21.25        6.24
Neuberger Berman Real Estate................. 2004       9.99         12.80       32.39
Oppenheimer Global Equity.................... 2004      12.48         14.36        0.59
PIMCO Total Return........................... 2004      11.55         11.95       19.20
RCM Global Technology........................ 2004       4.12          4.29        2.38
Russell 2000(R) Index........................ 2004      13.25         15.14        5.19
Salomon Brothers Strategic Bond Opportunities 2004      18.13         19.18        1.48
Salomon Brothers US Government............... 2004      14.98         15.31        3.22
T. RowePrice Large Cap....................... 2004      10.98         11.87        0.34
T.Rowe Price Mid-Cap Growth.................. 2004       6.21          7.03        2.87
T. RowePrice Small Cap....................... 2004      12.11         12.89        1.35

                                   GROUP II
  B CLASS WITH GREATER OF ANNUAL STEP-UP OR 5% ANNUAL INCREASE DEATH BENEFIT
                       AND EARNINGS PRESERVATION BENEFIT

                                                                                NUMBER OF
                                                   INCEPTION DATE              ACCUMULATION
                                                    MAY 1, 2004   END OF YEAR  UNITS END OF
                                                    ACCUMULATION  ACCUMULATION   YEAR (IN
             INVESTMENT DIVISION              YEAR   UNIT VALUE    UNIT VALUE   THOUSANDS)
             -------------------              ---- -------------- ------------ ------------
BlackRock Aggressive Growth.................. 2004     $31.23        $34.52        1.09
BlackRock Bond Income........................ 2004      39.44         40.74        6.68
BlackRock Diversified........................ 2004      32.60         35.07       10.02
BlackRock Investment Trust................... 2004      54.17         59.59        1.54
BlackRock Large Cap Value.................... 2004      10.59         11.65        5.13
BlackRock Legacy Large Cap Growth............ 2004      22.22         24.27        9.50
BlackRock Strategic Value.................... 2004      15.83         17.76       31.15
Davis Venture Value.......................... 2004      27.37         29.37       16.35
FI International Stock....................... 2004      11.14         12.69        2.24
FI Mid Cap Opportunities..................... 2004      14.19         15.92        2.38
FI Value Leaders............................. 2004      21.89         24.62        2.26
Franklin Templeton Small Cap Growth.......... 2004       8.69          9.59        0.90
Harris Oakmark Focused Value................. 2004      28.66         31.01        8.08
Harris Oakmark International................. 2004      11.89         13.76       12.67
Harris Oakmark Large Cap Value............... 2004      11.83         12.73       17.51
Janus Aggressive Growth...................... 2004       6.51          7.05        1.55
Lehman Brothers(R) Aggregate Bond Index...... 2004      12.10         12.42       66.89
Loomis Sayles Small Cap...................... 2004      22.38         25.29        1.38
Lord Abbett Bond Debenture................... 2004      15.38         16.34        6.70
Met/AIM Mid Cap Core Equity.................. 2004      12.41         13.37        0.84
Met/AIM Small Cap Growth..................... 2004      11.23         12.00        1.44
Met/Putnam Voyager/(g)/...................... 2004       4.15          4.31        0.17
MetLife Mid Cap Stock Index.................. 2004      11.45         12.79       27.68
MetLife Stock Index.......................... 2004      31.84         34.39       44.60
MFS Investors Trust.......................... 2004       7.51          8.31        0.88
MFS Research International................... 2004       9.60         10.99        1.16
MFS Total Return............................. 2004      34.05         36.91        1.49
Morgan Stanley EAFE(R) Index................. 2004       9.33         10.81       33.45
Neuberger Berman Mid Cap Value............... 2004      18.10         21.06       14.51
Neuberger Berman Real Estate................. 2004       9.99         12.79       33.81
Oppenheimer Global Equity.................... 2004      12.34         14.20        2.75
PIMCO Total Return........................... 2004      11.49         11.88       28.54
RCM Global Technology........................ 2004       4.10          4.26       41.45
Russell 2000(R) Index........................ 2004      13.14         15.00       10.20
Salomon Brothers Strategic Bond Opportunities 2004      17.87         18.89        8.37
Salomon Brothers US Government............... 2004      14.77         15.08       17.07
T. RowePrice Large Cap....................... 2004      10.89         11.77       10.01
T.Rowe Price Mid-Cap Growth.................. 2004       6.18          6.99        3.60
T. RowePrice Small Cap....................... 2004      11.98         12.74        2.95

                                   GROUP II
                     BONUS CLASS WITH BASIC DEATH BENEFIT

                                                                                     NUMBER OF
                                                        INCEPTION DATE              ACCUMULATION
                                                         MAY 1, 2004   END OF YEAR  UNITS END OF
                                                         ACCUMULATION  ACCUMULATION   YEAR (IN
               INVESTMENT DIVISION                 YEAR   UNIT VALUE    UNIT VALUE   THOUSANDS)
               -------------------                 ---- -------------- ------------ ------------
BlackRock Aggressive Growth....................... 2004     $31.99        $35.39         5.45
BlackRock Bond Income............................. 2004      40.69         42.07        61.40
BlackRock Diversified............................. 2004      33.49         36.06        52.28
BlackRock Investment Trust........................ 2004      55.89         61.55         9.86
BlackRock Large Cap Value......................... 2004      10.62         11.70        57.97
BlackRock Legacy Large Cap Growth................. 2004      22.54         24.65         7.62
BlackRock Strategic Value......................... 2004      15.92         17.88       182.86
Davis Venture Value............................... 2004      27.76         29.82       101.56
FI International Stock............................ 2004      11.36         12.95        32.85
FI Mid Cap Opportunities.......................... 2004      14.34         16.11        43.17
FI Value Leaders.................................. 2004      22.26         25.06        10.78
Franklin Templeton Small Cap Growth............... 2004       8.73          9.64        24.43
Harris Oakmark Focused Value...................... 2004      29.14         31.56        72.99
Harris Oakmark International...................... 2004      11.94         13.83        67.80
Harris Oakmark Large Cap Value.................... 2004      11.93         12.85       178.28
Janus Aggressive Growth........................... 2004       6.54          7.09         3.64
Lehman Brothers(R) Aggregate Bond Index........... 2004      12.20         12.54       398.15
Loomis Sayles Small Cap........................... 2004      22.72         25.69         6.14
Lord Abbett Bond Debenture........................ 2004      15.57         16.56        65.70
Met/AIM Mid Cap Core Equity....................... 2004      12.46         13.43        23.70
Met/AIM Small Cap Growth.......................... 2004      11.27         12.05        12.13
Met/Putnam Voyager/(g)/........................... 2004       4.17          4.35         3.81
MetLife Mid Cap Stock Index....................... 2004      11.52         12.87        98.58
MetLife Stock Index............................... 2004      32.51         35.16       192.70
MFS Investors Trust............................... 2004       7.57          8.38         5.48
MFS Research International........................ 2004       9.65         11.06        11.06
MFS Total Return.................................. 2004      34.93         37.91        28.61
Morgan Stanley EAFE(R) Index...................... 2004       9.40         10.91       140.46
Neuberger Berman Mid Cap Value.................... 2004      18.25         21.25       141.00
Neuberger Berman Real Estate...................... 2004       9.99         12.80       325.06
Oppenheimer Global Equity......................... 2004      12.48         14.36        14.32
PIMCO Total Return................................ 2004      11.55         11.95       317.35
RCM Global Technology............................. 2004       4.12          4.29        51.27
Russell 2000(R) Index............................. 2004      13.25         15.14        69.05
Salomon Brothers Strategic Bond Opportunities..... 2004      18.13         19.18        93.38
Salomon Brothers US Government.................... 2004      14.98         15.31       116.28
T.Rowe Price Large Cap............................ 2004      10.98         11.87        65.52
T.Rowe Price Mid-Cap Growth....................... 2004       6.21          7.03        48.84
T. Rowe Price Small Cap........................... 2004      12.11         12.89        45.73

                                   GROUP II
                BONUS CLASS WITH EARNINGS PRESERVATION BENEFIT

                                                                                     NUMBER OF
                                                        INCEPTION DATE              ACCUMULATION
                                                         MAY 1, 2004   END OF YEAR  UNITS END OF
                                                         ACCUMULATION  ACCUMULATION   YEAR (IN
               INVESTMENT DIVISION                 YEAR   UNIT VALUE    UNIT VALUE   THOUSANDS)
               -------------------                 ---- -------------- ------------ ------------
BlackRock Aggressive Growth....................... 2004     $30.73        $33.95        0.00
BlackRock Bond Income............................. 2004      38.63         39.88        0.12
BlackRock Diversified............................. 2004      32.03         34.43        1.29
BlackRock Investment Trust........................ 2004      53.05         58.32        0.00
BlackRock Large Cap Value......................... 2004      10.57         11.62        0.00
BlackRock Legacy Large Cap Growth................. 2004      22.01         24.03        1.11
BlackRock Strategic Value......................... 2004      15.77         17.68        1.48
Davis Venture Value............................... 2004      27.11         29.07        0.35
FI International Stock............................ 2004      11.00         12.52        0.05
FI Mid Cap Opportunities.......................... 2004      14.08         15.80        0.00
FI Value Leaders.................................. 2004      21.65         24.34        0.23
Franklin Templeton Small Cap Growth............... 2004       8.66          9.56        0.00
Harris Oakmark Focused Value...................... 2004      28.35         30.65        0.56
Harris Oakmark International...................... 2004      11.86         13.72        0.00
Harris Oakmark Large Cap Value.................... 2004      11.77         12.65        0.28
Janus Aggressive Growth........................... 2004       6.48          7.02        0.36
Lehman Brothers(R) Aggregate Bond Index........... 2004      12.03         12.35       24.06
Loomis Sayles Small Cap........................... 2004      22.16         25.02        0.00
Lord Abbett Bond Debenture........................ 2004      15.26         16.20        0.49
Met/AIM Mid Cap Core Equity....................... 2004      12.38         13.32        0.44
Met/AIM Small Cap Growth.......................... 2004      11.20         11.96        0.00
Met/Putnam Voyager/(g)/........................... 2004       4.13          4.29        0.00
MetLife Mid Cap Stock Index....................... 2004      11.41         12.73        3.07
MetLife Stock Index............................... 2004      31.39         33.89       12.18
MFS Investors Trust............................... 2004       7.48          8.26        0.00
MFS Research International........................ 2004       9.57         10.95        0.48
MFS Total Return.................................. 2004      33.48         36.27        0.54
Morgan Stanley EAFE(R) Index...................... 2004       9.27         10.75        9.28
Neuberger Berman Mid Cap Value.................... 2004      18.00         20.93        0.02
Neuberger Berman Real Estate...................... 2004       9.99         12.78        3.04
Oppenheimer Global Equity......................... 2004      12.25         14.09        0.00
PIMCO Total Return................................ 2004      11.46         11.83        1.15
RCM Global Technology............................. 2004       4.09          4.24        1.12
Russell 2000(R) Index............................. 2004      13.07         14.91        0.00
Salomon Brothers Strategic Bond Opportunities..... 2004      17.70         18.70        0.42
Salomon Brothers US Government.................... 2004      14.63         14.92        0.66
T. RowePrice Large Cap............................ 2004      10.83         11.69        0.36
T.Rowe Price Mid-Cap Growth....................... 2004       6.16          6.96        0.56
T. RowePrice Small Cap............................ 2004      11.90         12.64        0.27

                                   GROUP II
                 BONUS CLASS WITH ANNUAL STEP-UP DEATH BENEFIT

                                                                                     NUMBER OF
                                                        INCEPTION DATE              ACCUMULATION
                                                         MAY 1, 2004   END OF YEAR  UNITS END OF
                                                         ACCUMULATION  ACCUMULATION   YEAR (IN
               INVESTMENT DIVISION                 YEAR   UNIT VALUE    UNIT VALUE   THOUSANDS)
               -------------------                 ---- -------------- ------------ ------------
BlackRock Aggressive Growth....................... 2004     $30.98        $34.23        0.37
BlackRock Bond Income............................. 2004      39.04         40.31        3.57
BlackRock Diversified............................. 2004      32.31         34.75        9.36
BlackRock Investment Trust........................ 2004      53.61         58.96        0.63
BlackRock Large Cap Value......................... 2004      10.58         11.63        9.72
BlackRock Legacy Large Cap Growth................. 2004      22.11         24.15        3.38
BlackRock Strategic Value......................... 2004      15.80         17.72       35.34
Davis Venture Value............................... 2004      27.24         29.22       10.46
FI International Stock............................ 2004      11.07         12.60        6.33
FI Mid Cap Opportunities.......................... 2004      14.13         15.86        3.39
FI Value Leaders.................................. 2004      21.77         24.48        5.02
Franklin Templeton Small Cap Growth............... 2004       8.67          9.57        3.55
Harris Oakmark Focused Value...................... 2004      28.50         30.83       12.55
Harris Oakmark International...................... 2004      11.88         13.74        5.91
Harris Oakmark Large Cap Value.................... 2004      11.80         12.69       51.53
Janus Aggressive Growth........................... 2004       6.49          7.04        1.73
Lehman Brothers(R) Aggregate Bond Index........... 2004      12.07         12.38       88.63
Loomis Sayles Small Cap........................... 2004      22.27         25.15        0.52
Lord Abbett Bond Debenture........................ 2004      15.32         16.27       21.76
Met/AIM Mid Cap Core Equity....................... 2004      12.40         13.34        7.93
Met/AIM Small Cap Growth.......................... 2004      11.21         11.98        2.08
Met/Putnam Voyager/(g)/........................... 2004       4.14          4.30        6.44
MetLife Mid Cap Stock Index....................... 2004      11.43         12.76       34.73
MetLife Stock Index............................... 2004      31.61         34.14       47.11
MFS Investors Trust............................... 2004       7.49          8.28        1.84
MFS Research International........................ 2004       9.59         10.97        4.42
MFS Total Return.................................. 2004      33.76         36.59        2.51
Morgan Stanley EAFE(R) Index...................... 2004       9.30         10.78       32.34
Neuberger Berman Mid Cap Value.................... 2004      18.05         20.99       24.05
Neuberger Berman Real Estate...................... 2004       9.99         12.79       62.45
Oppenheimer Global Equity......................... 2004      12.30         14.14        6.10
PIMCO Total Return................................ 2004      11.47         11.85       59.03
RCM Global Technology............................. 2004       4.10          4.25       10.38
Russell 2000(R) Index............................. 2004      13.10         14.95       15.95
Salomon Brothers Strategic Bond Opportunities..... 2004      17.79         18.79        8.46
Salomon Brothers US Government.................... 2004      14.70         15.00       40.76
T. Rowe Price Large Cap........................... 2004      10.86         11.73       25.95
T. Rowe Price Mid-Cap Growth...................... 2004       6.17          6.97        6.60
T. RowePrice Small Cap............................ 2004      11.94         12.69        9.03

                                   GROUP II
BONUS CLASS WITH GREATER OF ANNUAL STEP-UP OR 5% ANNUAL INCREASE DEATH BENEFIT

                                                                                NUMBER OF
                                                   INCEPTION DATE              ACCUMULATION
                                                    MAY 1, 2004   END OF YEAR  UNITS END OF
                                                    ACCUMULATION  ACCUMULATION   YEAR (IN
             INVESTMENT DIVISION              YEAR   UNIT VALUE    UNIT VALUE   THOUSANDS)
             -------------------              ---- -------------- ------------ ------------
BlackRock Aggressive Growth.................. 2004     $30.24        $33.39        0.39
BlackRock Bond Income........................ 2004      37.84         39.04        3.84
BlackRock Diversified........................ 2004      31.46         33.80        7.77
BlackRock Investment Trust................... 2004      51.95         57.08        0.58
BlackRock Large Cap Value.................... 2004      10.55         11.59        8.74
BlackRock Legacy Large Cap Growth............ 2004      21.80         23.78        2.20
BlackRock Strategic Value.................... 2004      15.71         17.60       11.12
Davis Venture Value.......................... 2004      26.85         28.78        2.89
FI International Stock....................... 2004      10.86         12.35        2.14
FI Mid Cap Opportunities..................... 2004      13.98         15.67        0.69
FI Value Leaders............................. 2004      21.42         24.05        0.00
Franklin Templeton Small Cap Growth.......... 2004       8.64          9.52        4.19
Harris Oakmark Focused Value................. 2004      28.04         30.29        3.51
Harris Oakmark International................. 2004      11.83         13.67        3.49
Harris Oakmark Large Cap Value............... 2004      11.70         12.58       12.95
Janus Aggressive Growth...................... 2004       6.46          6.99        2.08
Lehman Brothers(R) Aggregate Bond Index...... 2004      11.97         12.27       75.80
Loomis Sayles Small Cap...................... 2004      21.94         24.75        0.85
Lord Abbett Bond Debenture................... 2004      15.14         16.06        4.55
Met/AIM Mid Cap Core Equity.................. 2004      12.35         13.28        1.11
Met/AIM Small Cap Growth..................... 2004      11.17         11.92        1.21
Met/Putnam Voyager/(g)/...................... 2004       4.11          4.27        0.00
MetLife Mid Cap Stock Index.................. 2004      11.36         12.67       12.32
MetLife Stock Index.......................... 2004      30.96         33.40       32.46
MFS Investors Trust.......................... 2004       7.44          8.21        1.57
MFS Research International................... 2004       9.54         10.91        1.07
MFS Total Return............................. 2004      32.91         35.63        4.57
Morgan Stanley EAFE(R) Index................. 2004       9.22         10.68       25.74
Neuberger Berman Mid Cap Value............... 2004      17.91         20.80        6.70
Neuberger Berman Real Estate................. 2004       9.99         12.78       25.94
Oppenheimer Global Equity.................... 2004      12.17         13.98        0.12
PIMCO Total Return........................... 2004      11.42         11.79       25.62
RCM Global Technology........................ 2004       4.08          4.23        0.00
Russell 2000(R) Index........................ 2004      12.99         14.81        4.47
Salomon Brothers Strategic Bond Opportunities 2004      17.53         18.51        4.15
Salomon Brothers US Government............... 2004      14.49         14.77        7.29
T. Rowe Price Large Cap...................... 2004      10.77         11.62        1.81
T. Rowe Price Mid-Cap Growth................. 2004       6.14          6.93        6.53
T. RowePrice Small Cap....................... 2004      11.81         12.54        0.29

                                   GROUP II
BONUS CLASS WITH ANNUAL STEP-UP DEATH BENEFIT AND EARNINGS PRESERVATION BENEFIT

                                                                                NUMBER OF
                                                   INCEPTION DATE              ACCUMULATION
                                                    MAY 1, 2004   END OF YEAR  UNITS END OF
                                                    ACCUMULATION  ACCUMULATION   YEAR (IN
             INVESTMENT DIVISION              YEAR   UNIT VALUE    UNIT VALUE   THOUSANDS)
             -------------------              ---- -------------- ------------ ------------
BlackRock Aggressive Growth.................. 2004     $29.76        $32.83        0.00
BlackRock Bond Income........................ 2004      37.07         38.21        1.83
BlackRock Diversified........................ 2004      30.90         33.18        0.00
BlackRock Investment Trust................... 2004      50.88         55.87        0.00
BlackRock Large Cap Value.................... 2004      10.53         11.56        0.00
BlackRock Legacy Large Cap Growth............ 2004      21.59         23.54        0.00
BlackRock Strategic Value.................... 2004      15.65         17.52        3.95
Davis Venture Value.......................... 2004      26.60         28.49        0.63
FI International Stock....................... 2004      10.72         12.18        0.00
FI Mid Cap Opportunities..................... 2004      13.88         15.55        2.31
FI Value Leaders............................. 2004      21.18         23.78        0.75
Franklin Templeton Small Cap Growth.......... 2004       8.61          9.49        1.91
Harris Oakmark Focused Value................. 2004      27.73         29.94        1.57
Harris Oakmark International................. 2004      11.80         13.63        1.24
Harris Oakmark Large Cap Value............... 2004      11.64         12.50        2.17
Janus Aggressive Growth...................... 2004       6.44          6.97        0.90
Lehman Brothers(R) Aggregate Bond Index...... 2004      11.90         12.19        3.96
Loomis Sayles Small Cap...................... 2004      21.72         24.49        0.00
Lord Abbett Bond Debenture................... 2004      15.02         15.92        0.74
Met/AIM Mid Cap Core Equity.................. 2004      12.32         13.24        0.00
Met/AIM Small Cap Growth..................... 2004      11.14         11.88        0.00
Met/Putnam Voyager/(g)/...................... 2004       4.10          4.25        1.44
MetLife Mid Cap Stock Index.................. 2004      11.32         12.61        0.47
MetLife Stock Index.......................... 2004      30.52         32.91        2.70
MFS Investors Trust.......................... 2004       7.40          8.16        0.00
MFS Research International................... 2004       9.51         10.86        3.40
MFS Total Return............................. 2004      32.35         35.01        0.51
Morgan Stanley EAFE(R) Index................. 2004       9.17         10.62        2.03
Neuberger Berman Mid Cap Value............... 2004      17.81         20.67        0.59
Neuberger Berman Real Estate................. 2004       9.99         12.76        3.45
Oppenheimer Global Equity.................... 2004      12.08         13.87        0.42
PIMCO Total Return........................... 2004      11.38         11.74        4.61
RCM Global Technology........................ 2004       4.06          4.21        0.00
Russell 2000(R) Index........................ 2004      12.92         14.72        0.35
Salomon Brothers Strategic Bond Opportunities 2004      17.37         18.32       10.81
Salomon Brothers US Government............... 2004      14.35         14.62        1.49
T. Rowe Price Large Cap...................... 2004      10.71         11.55        2.08
T. Rowe Price Mid-Cap Growth................. 2004       6.12          6.91        3.28
T. RowePrice Small Cap....................... 2004      11.73         12.44        1.00

                                   GROUP II
BONUS CLASS WITH GREATER OF ANNUAL STEP-UP OR 5% ANNUAL INCREASE DEATH BENEFIT
                       AND EARNINGS PRESERVATION BENEFIT

                                                                                NUMBER OF
                                                   INCEPTION DATE              ACCUMULATION
                                                    MAY 1, 2004   END OF YEAR  UNITS END OF
                                                    ACCUMULATION  ACCUMULATION   YEAR (IN
             INVESTMENT DIVISION              YEAR   UNIT VALUE    UNIT VALUE   THOUSANDS)
             -------------------              ---- -------------- ------------ ------------
BlackRock Aggressive Growth.................. 2004     $29.05        $32.02        0.32
BlackRock Bond Income........................ 2004      35.93         37.01        3.35
BlackRock Investment Trust................... 2004      49.31         54.09        0.25
BlackRock Large Cap Value.................... 2004      10.49         11.51       18.42
BlackRock Legacy Large Cap Growth............ 2004      21.29         23.19        1.50
BlackRock Strategic Value.................... 2004      15.56         17.40       17.25
Davis Venture Value.......................... 2004      26.22         28.05        3.83
FI International Stock....................... 2004      10.51         11.93        0.21
FI Mid Cap Opportunities..................... 2004      13.73         15.37        0.88
FI Value Leaders............................. 2004      20.84         23.36        1.78
Franklin Templeton Small Cap Growth.......... 2004       8.57          9.43        2.85
Harris Oakmark Focused Value................. 2004      27.27         29.42        4.58
Harris Oakmark International................. 2004      11.75         13.56        5.73
Harris Oakmark Large Cap Value............... 2004      11.54         12.38       11.09
Janus Aggressive Growth...................... 2004       6.41          6.93        2.01
Lehman Brothers(R) Aggregate Bond Index...... 2004      11.81         12.08       56.26
Loomis Sayles Small Cap...................... 2004      21.40         24.10        0.12
Lord Abbett Bond Debenture................... 2004      14.84         15.72        5.29
Met/AIM Mid Cap Core Equity.................. 2004      12.27         13.17        0.49
Met/AIM Small Cap Growth..................... 2004      11.10         11.82        0.93
Met/Putnam Voyager/(g)/...................... 2004       4.07          4.22        3.58
MetLife Mid Cap Stock Index.................. 2004      11.25         12.53       27.85
MetLife Stock Index.......................... 2004      29.89         32.20       56.86
MFS Investors Trust.......................... 2004       7.35          8.10        0.81
MFS Research International................... 2004       9.46         10.80        4.17
MFS Total Return............................. 2004      31.54         34.09        0.19
Morgan Stanley EAFE(R) Index................. 2004       9.10         10.52       49.21
Neuberger Berman Mid Cap Value............... 2004      17.66         20.48        9.36
Neuberger Berman Real Estate................. 2004       9.99         12.75       17.66
Oppenheimer Global Equity.................... 2004      11.95         13.70        1.12
PIMCO Total Return........................... 2004      11.33         11.67       15.14
RCM Global Technology........................ 2004       4.04          4.19        0.34
Russell 2000(R) Index........................ 2004      12.82         14.59       27.01
Salomon Brothers Strategic Bond Opportunities 2004      17.12         18.04        9.04
Salomon Brothers US Government............... 2004      14.15         14.40        9.01
T. Rowe Price Large Cap...................... 2004      10.62         11.44        2.84
T. Rowe Price Mid-Cap Growth................. 2004       6.09          6.87       22.59
T. RowePrice Small Cap....................... 2004      11.60         12.30        1.15

                                   GROUP II
                       C CLASS WITH BASIC DEATH BENEFIT

                                                                                     NUMBER OF
                                                        INCEPTION DATE              ACCUMULATION
                                                         MAY 1, 2004   END OF YEAR  UNITS END OF
                                                         ACCUMULATION  ACCUMULATION   YEAR (IN
               INVESTMENT DIVISION                 YEAR   UNIT VALUE    UNIT VALUE   THOUSANDS)
               -------------------                 ---- -------------- ------------ ------------
BlackRock Aggressive Growth....................... 2004     $32.24        $35.69         0.05
BlackRock Bond Income............................. 2004      41.11         42.52        10.26
BlackRock Diversified............................. 2004      33.79         36.39         2.58
BlackRock Investment Trust........................ 2004      56.48         62.22         2.79
BlackRock Large Cap Value......................... 2004      10.63         11.71         0.73
BlackRock Legacy Large Cap Growth................. 2004      22.64         24.77         0.46
BlackRock Money Market............................ 2004      20.86         20.75       100.98
BlackRock Strategic Value......................... 2004      15.95         17.92        10.48
Davis Venture Value............................... 2004      27.89         29.97         5.93
FI International Stock............................ 2004      11.44         13.04         1.34
FI Mid Cap Opportunities.......................... 2004      14.39         16.17         1.32
FI Value Leaders.................................. 2004      22.38         25.21         0.37
Franklin Templeton Small Cap Growth............... 2004       8.74          9.66         0.62
Harris Oakmark Focused Value...................... 2004      29.30         31.74         3.28
Harris Oakmark International...................... 2004      11.95         13.85         5.17
Harris Oakmark Large Cap Value.................... 2004      11.96         12.89         7.39
Janus Aggressive Growth........................... 2004       6.55          7.10         0.34
Lehman Brothers(R) Aggregate Bond Index........... 2004      12.23         12.58        72.40
Loomis Sayles Small Cap........................... 2004      22.83         25.83         0.05
Lord Abbett Bond Debenture........................ 2004      15.63         16.63         6.14
Met/AIM Mid Cap Core Equity....................... 2004      12.48         13.45         0.80
Met/AIM Small Cap Growth.......................... 2004      11.29         12.07         3.52
Met/Putnam Voyager/(g)/........................... 2004       4.18          4.36         0.00
MetLife Mid Cap Stock Index....................... 2004      11.54         12.90         5.54
MetLife Stock Index............................... 2004      32.74         35.42        31.05
MFS Investors Trust............................... 2004       7.59          8.40         0.00
MFS Research International........................ 2004       9.66         11.08         1.03
MFS Total Return.................................. 2004      35.23         38.24         4.04
Morgan Stanley EAFE(R) Index...................... 2004       9.43         10.95        16.94
Neuberger Berman Mid Cap Value.................... 2004      18.30         21.32         8.19
Neuberger Berman Real Estate...................... 2004       9.99         12.81        58.52
Oppenheimer Global Equity......................... 2004      12.52         14.42         0.53
PIMCO Total Return................................ 2004      11.57         11.97        72.18
RCM Global Technology............................. 2004       4.13          4.29         1.64
Russell 2000(R) Index............................. 2004      13.28         15.18         6.50
Salomon Brothers Strategic Bond Opportunities..... 2004      18.21         19.28        12.11
Salomon Brothers US Government.................... 2004      15.05         15.39        16.73
T. Rowe Price Large Cap........................... 2004      11.01         11.91         2.63
T. Rowe Price Mid-Cap Growth...................... 2004       6.22          7.04         5.01
T. RowePrice Small Cap............................ 2004      12.16         12.94         1.51

                                   GROUP II
                  C CLASS WITH EARNINGS PRESERVATION BENEFIT

                                                                                NUMBER OF
                                                   INCEPTION DATE              ACCUMULATION
                                                    MAY 1, 2004   END OF YEAR  UNITS END OF
                                                    ACCUMULATION  ACCUMULATION   YEAR (IN
             INVESTMENT DIVISION              YEAR   UNIT VALUE    UNIT VALUE   THOUSANDS)
             -------------------              ---- -------------- ------------ ------------
BlackRock Aggressive Growth.................. 2004     $30.98        $34.23        0.00
BlackRock Bond Income........................ 2004      39.04         40.31        0.00
BlackRock Diversified........................ 2004      32.31         34.75        0.00
BlackRock Investment Trust................... 2004      53.61         58.96        0.00
BlackRock Large Cap Value.................... 2004      10.58         11.63        0.00
BlackRock Legacy Large Cap Growth............ 2004      22.11         24.15        0.00
BlackRock Money Market....................... 2004      19.80         19.67        0.00
BlackRock Strategic Value.................... 2004      15.80         17.72        0.00
Davis Venture Value.......................... 2004      27.24         29.22        0.00
FI International Stock....................... 2004      11.07         12.60        0.00
FI Mid Cap Opportunities..................... 2004      14.13         15.86        0.35
FI Value Leaders............................. 2004      21.77         24.48        0.00
Franklin Templeton Small Cap Growth.......... 2004       8.67          9.57        0.00
Harris Oakmark Focused Value................. 2004      28.50         30.83        0.00
Harris Oakmark International................. 2004      11.88         13.74        0.00
Harris Oakmark Large Cap Value............... 2004      11.80         12.69        0.00
Janus Aggressive Growth...................... 2004       6.49          7.04        0.00
Lehman Brothers(R) Aggregate Bond Index...... 2004      12.07         12.38        5.17
Loomis Sayles Small Cap...................... 2004      22.27         25.15        0.00
Lord Abbett Bond Debenture................... 2004      15.32         16.27        0.00
Met/AIM Mid Cap Core Equity.................. 2004      12.40         13.34        0.00
Met/AIM Small Cap Growth..................... 2004      11.21         11.98        0.00
Met/Putnam Voyager/(g)/...................... 2004       4.14          4.30        0.00
MetLife Mid Cap Stock Index.................. 2004      11.43         12.76        5.15
MetLife Stock Index.......................... 2004      31.61         34.14        0.00
MFS Investors Trust.......................... 2004       7.49          8.28        0.00
MFS Research International................... 2004       9.59         10.97        0.00
MFS Total Return............................. 2004      33.76         36.59        0.00
Morgan Stanley EAFE(R) Index................. 2004       9.30         10.78        4.45
Neuberger Berman Mid Cap Value............... 2004      18.05         20.99        0.00
Neuberger Berman Real Estate................. 2004       9.99         12.79        0.00
Oppenheimer Global Equity.................... 2004      12.30         14.14        0.00
PIMCO Total Return........................... 2004      11.47         11.85        0.00
RCM Global Technology........................ 2004       4.10          4.25        0.00
Russell 2000(R) Index........................ 2004      13.10         14.95        1.07
Salomon Brothers Strategic Bond Opportunities 2004      17.79         18.79        0.00
Salomon Brothers US Government............... 2004      14.70         15.00        0.00
T. Rowe Price Mid-Cap Growth................. 2004       6.17          6.97        0.00
T. RowePrice Large Cap....................... 2004      10.86         11.73        0.00
T. RowePrice Small Cap....................... 2004      11.94         12.69        0.00

                                   GROUP II
                   C CLASS WITH ANNUAL STEP-UP DEATH BENEFIT

                                                                                     NUMBER OF
                                                        INCEPTION DATE              ACCUMULATION
                                                         MAY 1, 2004   END OF YEAR  UNITS END OF
                                                         ACCUMULATION  ACCUMULATION   YEAR (IN
               INVESTMENT DIVISION                 YEAR   UNIT VALUE    UNIT VALUE   THOUSANDS)
               -------------------                 ---- -------------- ------------ ------------
BlackRock Aggressive Growth....................... 2004     $31.23        $34.52        0.00
BlackRock Bond Income............................. 2004      39.44         40.74        2.11
BlackRock Diversified............................. 2004      32.60         35.07        0.34
BlackRock Investment Trust........................ 2004      54.17         59.59        0.00
BlackRock Large Cap Value......................... 2004      10.59         11.65        0.38
BlackRock Legacy Large Cap Growth................. 2004      22.22         24.27        0.00
BlackRock Money Market............................ 2004      20.01         19.88       15.66
BlackRock Strategic Value......................... 2004      15.83         17.76        4.19
Davis Venture Value............................... 2004      27.37         29.37       13.00
FI International Stock............................ 2004      11.14         12.69        0.00
FI Mid Cap Opportunities.......................... 2004      14.19         15.92        5.05
FI Value Leaders.................................. 2004      21.89         24.62        0.00
Franklin Templeton Small Cap Growth............... 2004       8.69          9.59        0.00
Harris Oakmark Focused Value...................... 2004      28.66         31.01        0.63
Harris Oakmark International...................... 2004      11.89         13.76        7.07
Harris Oakmark Large Cap Value.................... 2004      11.83         12.73        3.54
Janus Aggressive Growth........................... 2004       6.51          7.05        0.00
Lehman Brothers(R) Aggregate Bond Index........... 2004      12.10         12.42        6.99
Loomis Sayles Small Cap........................... 2004      22.38         25.29        0.90
Lord Abbett Bond Debenture........................ 2004      15.38         16.34        0.00
Met/AIM Mid Cap Core Equity....................... 2004      12.41         13.37        0.00
Met/AIM Small Cap Growth.......................... 2004      11.23         12.00        0.00
Met/Putnam Voyager/(g)/........................... 2004       4.15          4.31        0.00
MetLife Mid Cap Stock Index....................... 2004      11.45         12.79        0.13
MetLife Stock Index............................... 2004      31.84         34.39        0.56
MFS Investors Trust............................... 2004       7.51          8.31        0.00
MFS Research International........................ 2004       9.60         10.99        8.40
MFS Total Return.................................. 2004      34.05         36.91        0.82
Morgan Stanley EAFE(R) Index...................... 2004       9.33         10.81        0.31
Neuberger Berman Mid Cap Value.................... 2004      18.10         21.06        3.00
Neuberger Berman Real Estate...................... 2004       9.99         12.79       10.35
Oppenheimer Global Equity......................... 2004      12.34         14.20        3.37
PIMCO Total Return................................ 2004      11.49         11.88        8.48
RCM Global Technology............................. 2004       4.10          4.26        0.00
Russell 2000(R) Index............................. 2004      13.14         15.00        3.66
Salomon Brothers Strategic Bond Opportunities..... 2004      17.87         18.89        1.16
Salomon Brothers US Government.................... 2004      14.77         15.08       12.64
T. Rowe Price Large Cap........................... 2004      10.89         11.77        0.00
T. Rowe Price Mid-Cap Growth...................... 2004       6.18          6.99        0.00
T. RowePrice Small Cap............................ 2004      11.98         12.74        0.00

                                   GROUP II
  C CLASS WITH GREATER OF ANNUAL STEP-UP OR 5% ANNUAL INCREASE DEATH BENEFIT

                                                                                     NUMBER OF
                                                        INCEPTION DATE              ACCUMULATION
                                                         MAY 1, 2004   END OF YEAR  UNITS END OF
                                                         ACCUMULATION  ACCUMULATION   YEAR (IN
               INVESTMENT DIVISION                 YEAR   UNIT VALUE    UNIT VALUE   THOUSANDS)
               -------------------                 ---- -------------- ------------ ------------
BlackRock Aggressive Growth....................... 2004     $30.49        $33.66        0.00
BlackRock Bond Income............................. 2004      38.24         39.46        0.00
BlackRock Diversified............................. 2004      31.74         34.11        0.00
BlackRock Investment Trust........................ 2004      52.50         57.70        0.00
BlackRock Large Cap Value......................... 2004      10.56         11.60        0.00
BlackRock Legacy Large Cap Growth................. 2004      21.90         23.91        0.00
BlackRock Money Market............................ 2004      19.40         19.25        0.55
BlackRock Strategic Value......................... 2004      15.74         17.64        0.00
Davis Venture Value............................... 2004      26.98         28.92        0.00
FI International Stock............................ 2004      10.93         12.43        0.00
FI Mid Cap Opportunities.......................... 2004      14.03         15.73        0.00
FI Value Leaders.................................. 2004      21.54         24.20        0.00
Franklin Templeton Small Cap Growth............... 2004       8.65          9.54        0.00
Harris Oakmark Focused Value...................... 2004      28.19         30.47        0.00
Harris Oakmark International...................... 2004      11.85         13.70        0.21
Harris Oakmark Large Cap Value.................... 2004      11.74         12.62        0.00
Janus Aggressive Growth........................... 2004       6.47          7.01        0.00
Lehman Brothers(R) Aggregate Bond Index........... 2004      12.00         12.31        3.13
Loomis Sayles Small Cap........................... 2004      22.05         24.88        0.00
Lord Abbett Bond Debenture........................ 2004      15.20         16.13        0.00
Met/AIM Mid Cap Core Equity....................... 2004      12.37         13.30        0.00
Met/AIM Small Cap Growth.......................... 2004      11.19         11.94        0.00
Met/Putnam Voyager/(g)/........................... 2004       4.12          4.28        0.00
MetLife Mid Cap Stock Index....................... 2004      11.38         12.70        0.11
MetLife Stock Index............................... 2004      31.17         33.64        0.48
MFS Investors Trust............................... 2004       7.46          8.23        0.00
MFS Research International........................ 2004       9.55         10.93        0.00
MFS Total Return.................................. 2004      33.19         35.95        0.00
Morgan Stanley EAFE(R) Index...................... 2004       9.25         10.71        0.12
Neuberger Berman Mid Cap Value.................... 2004      17.95         20.86        0.00
Neuberger Berman Real Estate...................... 2004       9.99         12.78        0.50
Oppenheimer Global Equity......................... 2004      12.21         14.03        0.00
PIMCO Total Return................................ 2004      11.44         11.81        0.44
RCM Global Technology............................. 2004       4.08          4.24        0.00
Russell 2000(R) Index............................. 2004      13.03         14.86        0.00
Salomon Brothers Strategic Bond Opportunities..... 2004      17.62         18.60        0.00
Salomon Brothers US Government.................... 2004      14.56         14.85        0.00
T. Rowe Price Large Cap........................... 2004      10.80         11.66        0.00
T. Rowe Price Mid-Cap Growth...................... 2004       6.15          6.95        0.00
T. RowePrice Small Cap............................ 2004      11.85         12.59        0.00

                                   GROUP II
  C CLASS WITH ANNUAL STEP-UP DEATH BENEFIT AND EARNINGS PRESERVATION BENEFIT

                                                                                NUMBER OF
                                                   INCEPTION DATE              ACCUMULATION
                                                    MAY 1, 2004   END OF YEAR  UNITS END OF
                                                    ACCUMULATION  ACCUMULATION   YEAR (IN
             INVESTMENT DIVISION              YEAR   UNIT VALUE    UNIT VALUE   THOUSANDS)
             -------------------              ---- -------------- ------------ ------------
BlackRock Aggressive Growth.................. 2004     $30.00        $33.11        0.00
BlackRock Bond Income........................ 2004      37.45         38.62        0.00
BlackRock Diversified........................ 2004      31.18         33.49        0.00
BlackRock Investment Trust................... 2004      51.41         56.47        0.00
BlackRock Large Cap Value.................... 2004      10.54         11.57        0.00
BlackRock Legacy Large Cap Growth............ 2004      21.70         23.66        0.00
BlackRock Money Market....................... 2004      19.00         18.85        0.00
BlackRock Strategic Value.................... 2004      15.68         17.56        0.00
Davis Venture Value.......................... 2004      26.73         28.63        0.00
FI International Stock....................... 2004      10.79         12.26        0.00
FI Mid Cap Opportunities..................... 2004      13.93         15.61        0.00
FI Value Leaders............................. 2004      21.30         23.91        0.00
Franklin Templeton Small Cap Growth.......... 2004       8.62          9.50        0.00
Harris Oakmark Focused Value................. 2004      27.88         30.12        0.00
Harris Oakmark International................. 2004      11.82         13.65        0.00
Harris Oakmark Large Cap Value............... 2004      11.67         12.54        0.00
Janus Aggressive Growth...................... 2004       6.45          6.98        0.00
Lehman Brothers(R) Aggregate Bond Index...... 2004      11.94         12.23        0.00
Loomis Sayles Small Cap...................... 2004      21.83         24.62        0.00
Lord Abbett Bond Debenture................... 2004      15.08         15.99        0.00
Met/AIM Mid Cap Core Equity.................. 2004      12.33         13.26        0.00
Met/AIM Small Cap Growth..................... 2004      11.16         11.90        0.00
Met/Putnam Voyager/(g)/...................... 2004       4.10          4.26        0.00
MetLife Mid Cap Stock Index.................. 2004      11.34         12.64        0.00
MetLife Stock Index.......................... 2004      30.74         33.15        0.00
MFS Investors Trust.......................... 2004       7.42          8.19        0.00
MFS Research International................... 2004       9.52         10.89        0.00
MFS Total Return............................. 2004      32.63         35.32        0.00
Morgan Stanley EAFE(R) Index................. 2004       9.20         10.65        0.00
Neuberger Berman Mid Cap Value............... 2004      17.86         20.73        0.00
Neuberger Berman Real Estate................. 2004       9.99         12.77        0.00
Oppenheimer Global Equity.................... 2004      12.12         13.92        0.00
PIMCO Total Return........................... 2004      11.40         11.76        0.00
RCM Global Technology........................ 2004       4.07          4.22        0.00
Russell 2000(R) Index........................ 2004      12.96         14.77        0.00
Salomon Brothers Strategic Bond Opportunities 2004      17.45         18.41        0.00
Salomon Brothers US Government............... 2004      14.42         14.70        0.00
T. Rowe Price Mid-Cap Growth................. 2004       6.13          6.92        0.00
T. RowePrice Large Cap....................... 2004      10.74         11.59        0.00
T. RowePrice Small Cap....................... 2004      11.77         12.49        0.00

                                   GROUP II
  C CLASS WITH GREATER OF ANNUAL STEP-UP OR 5% ANNUAL INCREASE DEATH BENEFIT
                       AND EARNINGS PRESERVATION BENEFIT

                                                                                NUMBER OF
                                                   INCEPTION DATE              ACCUMULATION
                                                    MAY 1, 2004   END OF YEAR  UNITS END OF
                                                    ACCUMULATION  ACCUMULATION   YEAR (IN
             INVESTMENT DIVISION              YEAR   UNIT VALUE    UNIT VALUE   THOUSANDS)
             -------------------              ---- -------------- ------------ ------------
BlackRock Aggressive Growth.................. 2004     $29.29        $32.29        0.00
BlackRock Bond Income........................ 2004      36.31         37.40        0.00
BlackRock Diversified........................ 2004      30.36         32.57        0.00
BlackRock Investment Trust................... 2004      49.83         54.68        0.00
BlackRock Large Cap Value.................... 2004      10.51         11.52        0.00
BlackRock Legacy Large Cap Growth............ 2004      21.39         23.30        0.61
BlackRock Money Market....................... 2004      18.42         18.25        0.28
BlackRock Strategic Value.................... 2004      15.59         17.44        0.00
Davis Venture Value.......................... 2004      26.35         28.20        0.00
FI International Stock....................... 2004      10.58         12.01        0.00
FI Mid Cap Opportunities..................... 2004      13.78         15.43        0.00
FI Value Leaders............................. 2004      20.95         23.50        0.00
Franklin Templeton Small Cap Growth.......... 2004       8.58          9.45        0.00
Harris Oakmark Focused Value................. 2004      27.43         29.59        0.00
Harris Oakmark International................. 2004      11.77         13.59        0.00
Harris Oakmark Large Cap Value............... 2004      11.58         12.42        0.00
Janus Aggressive Growth...................... 2004       6.42          6.94        0.00
Lehman Brothers(R) Aggregate Bond Index...... 2004      11.84         12.12        1.28
Loomis Sayles Small Cap...................... 2004      21.50         24.23        0.00
Lord Abbett Bond Debenture................... 2004      14.90         15.78        0.00
Met/AIM Mid Cap Core Equity.................. 2004      12.29         13.19        0.00
Met/AIM Small Cap Growth..................... 2004      11.11         11.84        0.00
Met/Putnam Voyager/(g)/...................... 2004       4.08          4.23        0.00
MetLife Mid Cap Stock Index.................. 2004      11.28         12.56        0.00
MetLife Stock Index.......................... 2004      30.10         32.43        0.16
MFS Investors Trust.......................... 2004       7.36          8.12        0.00
MFS Research International................... 2004       9.48         10.82        0.00
MFS Total Return............................. 2004      31.81         34.39        0.00
Morgan Stanley EAFE(R) Index................. 2004       9.12         10.55        0.00
Neuberger Berman Mid Cap Value............... 2004      17.71         20.54        0.00
Neuberger Berman Real Estate................. 2004       9.99         12.76        0.59
Oppenheimer Global Equity.................... 2004      11.99         13.76        0.00
PIMCO Total Return........................... 2004      11.35         11.69        0.00
RCM Global Technology........................ 2004       4.05          4.19        0.00
Russell 2000(R) Index........................ 2004      12.85         14.63        0.00
Salomon Brothers Strategic Bond Opportunities 2004      17.20         18.14        0.00
Salomon Brothers US Government............... 2004      14.22         14.48        0.00
T. Rowe Price Large Cap...................... 2004      10.65         11.48        0.00
T. Rowe Price Mid-Cap Growth................. 2004       6.10          6.88        0.00
T. RowePrice Small Cap....................... 2004      11.64         12.34        0.00

                                   GROUP II
                       L CLASS WITH BASIC DEATH BENEFIT

                                                                                NUMBER OF
                                                   INCEPTION DATE              ACCUMULATION
                                                    MAY 1, 2004   END OF YEAR  UNITS END OF
                                                    ACCUMULATION  ACCUMULATION   YEAR (IN
             INVESTMENT DIVISION              YEAR   UNIT VALUE    UNIT VALUE   THOUSANDS)
             -------------------              ---- -------------- ------------ ------------
BlackRock Aggressive Growth.................. 2004     $33.03        $36.59        0.80
BlackRock Bond Income........................ 2004      42.41         43.90        2.88
BlackRock Diversified........................ 2004      34.70         37.42        3.67
BlackRock Investment Trust................... 2004      58.27         64.26        0.38
BlackRock Large Cap Value.................... 2004      10.66         11.76        5.49
BlackRock Legacy Large Cap Growth............ 2004      22.97         25.15        2.59
BlackRock Strategic Value.................... 2004      16.04         18.04       11.19
Davis Venture Value.......................... 2004      28.30         30.43        8.05
FI International Stock....................... 2004      11.66         13.31        0.46
FI Mid Cap Opportunities..................... 2004      14.55         16.36        1.65
FI Value Leaders............................. 2004      22.76         25.65        0.18
Franklin Templeton Small Cap Growth.......... 2004       8.78          9.71        2.48
Harris Oakmark Focused Value................. 2004      29.79         32.30        4.08
Harris Oakmark International................. 2004      12.00         13.92        2.96
Harris Oakmark Large Cap Value............... 2004      12.06         13.01       13.32
Janus Aggressive Growth...................... 2004       6.58          7.15        0.00
Lehman Brothers(R) Aggregate Bond Index...... 2004      12.34         12.69       17.40
Loomis Sayles Small Cap...................... 2004      23.18         26.25        0.59
Lord Abbett Bond Debenture................... 2004      15.82         16.85        4.51
Met/AIM Mid Cap Core Equity.................. 2004      12.53         13.52        1.61
Met/AIM Small Cap Growth..................... 2004      11.33         12.13        0.56
Met/Putnam Voyager/(g)/...................... 2004       4.20          4.39        0.00
MetLife Mid Cap Stock Index.................. 2004      11.60         12.99        3.79
MetLife Stock Index.......................... 2004      33.44         36.21        5.67
MFS Investors Trust.......................... 2004       7.65          8.47        0.00
MFS Research International................... 2004       9.71         11.14        1.90
MFS Total Return............................. 2004      36.14         39.27        1.47
Morgan Stanley EAFE(R) Index................. 2004       9.51         11.05        3.50
Neuberger Berman Mid Cap Value............... 2004      18.45         21.51        7.94
Neuberger Berman Real Estate................. 2004       9.99         12.82       30.21
Oppenheimer Global Equity.................... 2004      12.66         14.59        1.58
PIMCO Total Return........................... 2004      11.62         12.04       38.77
RCM Global Technology........................ 2004       4.15          4.32        1.90
Russell 2000(R) Index........................ 2004      13.39         15.32        2.07
Salomon Brothers Strategic Bond Opportunities 2004      18.48         19.57        7.59
Salomon Brothers US Government............... 2004      15.27         15.62       15.24
T. Rowe Price Large Cap...................... 2004      11.10         12.02        8.74
T. Rowe Price Mid-Cap Growth................. 2004       6.25          7.08        4.91
T. RowePrice Small Cap....................... 2004      12.29         13.09        1.80

                                   GROUP II
                  L CLASS WITH EARNINGS PRESERVATION BENEFIT

                                                                                NUMBER OF
                                                   INCEPTION DATE              ACCUMULATION
                                                    MAY 1, 2004   END OF YEAR  UNITS END OF
                                                    ACCUMULATION  ACCUMULATION   YEAR (IN
             INVESTMENT DIVISION              YEAR   UNIT VALUE    UNIT VALUE   THOUSANDS)
             -------------------              ---- -------------- ------------ ------------
BlackRock Aggressive Growth.................. 2004     $31.73        $35.10        0.02
BlackRock Bond Income........................ 2004      40.27         41.62        0.00
BlackRock Diversified........................ 2004      33.19         35.73        0.60
BlackRock Investment Trust................... 2004      55.31         60.89        0.00
BlackRock Large Cap Value.................... 2004      10.61         11.68        0.00
BlackRock Legacy Large Cap Growth............ 2004      22.43         24.53        0.00
BlackRock Strategic Value.................... 2004      15.89         17.84        0.00
Davis Venture Value.......................... 2004      27.63         29.67        0.00
FI International Stock....................... 2004      11.29         12.87        0.00
FI Mid Cap Opportunities..................... 2004      14.29         16.05        0.00
FI Value Leaders............................. 2004      22.14         24.91        0.00
Franklin Templeton Small Cap Growth.......... 2004       8.71          9.63        0.00
Harris Oakmark Focused Value................. 2004      28.98         31.37        0.00
Harris Oakmark International................. 2004      11.92         13.81        0.00
Harris Oakmark Large Cap Value............... 2004      11.90         12.81        0.00
Janus Aggressive Growth...................... 2004       6.53          7.08        0.00
Lehman Brothers(R) Aggregate Bond Index...... 2004      12.17         12.50        0.06
Loomis Sayles Small Cap...................... 2004      22.61         25.56        0.00
Lord Abbett Bond Debenture................... 2004      15.51         16.48        0.09
Met/AIM Mid Cap Core Equity.................. 2004      12.45         13.41        0.00
Met/AIM Small Cap Growth..................... 2004      11.26         12.03        0.00
Met/Putnam Voyager/(g)/...................... 2004       4.16          4.33        0.00
MetLife Mid Cap Stock Index.................. 2004      11.49         12.84        0.00
MetLife Stock Index.......................... 2004      32.28         34.90        0.00
MFS Investors Trust.......................... 2004       7.55          8.35        0.00
MFS Research International................... 2004       9.63         11.03        0.00
MFS Total Return............................. 2004      34.63         37.57        0.00
Morgan Stanley EAFE(R) Index................. 2004       9.38         10.88        0.15
Neuberger Berman Mid Cap Value............... 2004      18.20         21.19        0.00
Neuberger Berman Real Estate................. 2004       9.99         12.80        0.07
Oppenheimer Global Equity.................... 2004      12.43         14.31        0.00
PIMCO Total Return........................... 2004      11.53         11.92        0.00
RCM Global Technology........................ 2004       4.12          4.28        0.00
Russell 2000(R) Index........................ 2004      13.21         15.09        0.00
Salomon Brothers Strategic Bond Opportunities 2004      18.04         19.08        0.00
Salomon Brothers US Government............... 2004      14.91         15.23        0.24
T. Rowe Price Large Cap...................... 2004      10.95         11.84        0.00
T. Rowe Price Mid-Cap Growth................. 2004       6.20          7.02        0.00
T. RowePrice Small Cap....................... 2004      12.07         12.84        0.00

                                   GROUP II
                   L CLASS WITH ANNUAL STEP-UP DEATH BENEFIT

                                                                                NUMBER OF
                                                   INCEPTION DATE              ACCUMULATION
                                                    MAY 1, 2004   END OF YEAR  UNITS END OF
                                                    ACCUMULATION  ACCUMULATION   YEAR (IN
             INVESTMENT DIVISION              YEAR   UNIT VALUE    UNIT VALUE   THOUSANDS)
             -------------------              ---- -------------- ------------ ------------
BlackRock Aggressive Growth.................. 2004     $31.99        $35.39        0.00
BlackRock Bond Income........................ 2004      40.69         42.07        0.53
BlackRock Diversified........................ 2004      33.49         36.06        0.30
BlackRock Investment Trust................... 2004      55.89         61.55        0.12
BlackRock Large Cap Value.................... 2004      10.62         11.70        1.17
BlackRock Legacy Large Cap Growth............ 2004      22.54         24.65        0.00
BlackRock Strategic Value.................... 2004      15.92         17.88        0.24
Davis Venture Value.......................... 2004      27.76         29.82        0.15
FI International Stock....................... 2004      11.36         12.95        0.20
FI Mid Cap Opportunities..................... 2004      14.34         16.11        6.60
FI Value Leaders............................. 2004      22.26         25.06        0.00
Franklin Templeton Small Cap Growth.......... 2004       8.73          9.64        0.00
Harris Oakmark Focused Value................. 2004      29.14         31.56        0.01
Harris Oakmark International................. 2004      11.94         13.83        0.11
Harris Oakmark Large Cap Value............... 2004      11.93         12.85        0.35
Janus Aggressive Growth...................... 2004       6.54          7.09        0.00
Lehman Brothers(R) Aggregate Bond Index...... 2004      12.20         12.54        5.91
Loomis Sayles Small Cap...................... 2004      22.72         25.69        0.03
Lord Abbett Bond Debenture................... 2004      15.57         16.56        0.36
Met/AIM Mid Cap Core Equity.................. 2004      12.46         13.43        0.06
Met/AIM Small Cap Growth..................... 2004      11.27         12.05        0.00
Met/Putnam Voyager/(g)/...................... 2004       4.17          4.35        0.00
MetLife Mid Cap Stock Index.................. 2004      11.52         12.87        1.12
MetLife Stock Index.......................... 2004      32.51         35.16        3.71
MFS Investors Trust.......................... 2004       7.57          8.38        0.00
MFS Research International................... 2004       9.65         11.06        0.14
MFS Total Return............................. 2004      34.93         37.91        0.00
Morgan Stanley EAFE(R) Index................. 2004       9.40         10.91        3.57
Neuberger Berman Mid Cap Value............... 2004      18.25         21.25        0.04
Neuberger Berman Real Estate................. 2004       9.99         12.80        5.13
Oppenheimer Global Equity.................... 2004      12.48         14.36        0.25
PIMCO Total Return........................... 2004      11.55         11.95        0.29
RCM Global Technology........................ 2004       4.12          4.29        0.00
Russell 2000(R) Index........................ 2004      13.25         15.14        0.87
Salomon Brothers Strategic Bond Opportunities 2004      18.13         19.18        0.84
Salomon Brothers US Government............... 2004      14.98         15.31        0.78
T. Rowe Price Large Cap...................... 2004      10.98         11.87        0.32
T. Rowe Price Mid-Cap Growth................. 2004       6.21          7.03        0.00
T. RowePrice Small Cap....................... 2004      12.11         12.89        0.00

                                   GROUP II
  L CLASS WITH GREATER OF ANNUAL STEP-UP OR 5% ANNUAL INCREASE DEATH BENEFIT

                                                                                NUMBER OF
                                                   INCEPTION DATE              ACCUMULATION
                                                    MAY 1, 2004   END OF YEAR  UNITS END OF
                                                    ACCUMULATION  ACCUMULATION   YEAR (IN
             INVESTMENT DIVISION              YEAR   UNIT VALUE    UNIT VALUE   THOUSANDS)
             -------------------              ---- -------------- ------------ ------------
BlackRock Aggressive Growth.................. 2004     $31.23        $34.52        0.59
BlackRock Bond Income........................ 2004      39.44         40.74        0.28
BlackRock Diversified........................ 2004      32.60         35.07        0.00
BlackRock Investment Trust................... 2004      54.17         59.59        0.00
BlackRock Large Cap Value.................... 2004      10.59         11.65        0.00
BlackRock Legacy Large Cap Growth............ 2004      22.22         24.27        0.00
BlackRock Strategic Value.................... 2004      15.83         17.76        1.20
Davis Venture Value.......................... 2004      27.37         29.37        0.39
FI International Stock....................... 2004      11.14         12.69        0.00
FI Mid Cap Opportunities..................... 2004      14.19         15.92        0.25
FI Value Leaders............................. 2004      21.89         24.62        0.00
Franklin Templeton Small Cap Growth.......... 2004       8.69          9.59        1.80
Harris Oakmark Focused Value................. 2004      28.66         31.01        0.65
Harris Oakmark International................. 2004      11.89         13.76        1.37
Harris Oakmark Large Cap Value............... 2004      11.83         12.73        1.53
Janus Aggressive Growth...................... 2004       6.51          7.05        0.41
Lehman Brothers(R) Aggregate Bond Index...... 2004      12.10         12.42        5.45
Loomis Sayles Small Cap...................... 2004      22.38         25.29        0.00
Lord Abbett Bond Debenture................... 2004      15.38         16.34        1.02
Met/AIM Mid Cap Core Equity.................. 2004      12.41         13.37        0.00
Met/AIM Small Cap Growth..................... 2004      11.23         12.00        0.00
Met/Putnam Voyager/(g)/...................... 2004       4.15          4.31        0.00
MetLife Mid Cap Stock Index.................. 2004      11.45         12.79        0.18
MetLife Stock Index.......................... 2004      31.84         34.39        0.99
MFS Investors Trust.......................... 2004       7.51          8.31        9.00
MFS Research International................... 2004       9.60         10.99        9.00
MFS Total Return............................. 2004      34.05         36.91        9.00
Morgan Stanley EAFE(R) Index................. 2004       9.33         10.81        0.15
Neuberger Berman Mid Cap Value............... 2004      18.10         21.06        0.00
Neuberger Berman Real Estate................. 2004       9.99         12.79        2.29
Oppenheimer Global Equity.................... 2004      12.34         14.20        0.00
PIMCO Total Return........................... 2004      11.49         11.88        0.12
RCM Global Technology........................ 2004       4.10          4.26        0.00
Russell 2000(R) Index........................ 2004      13.14         15.00        1.44
Salomon Brothers Strategic Bond Opportunities 2004      17.87         18.89        0.00
Salomon Brothers US Government............... 2004      14.77         15.08        0.00
T. Rowe Price Large Cap...................... 2004      10.89         11.77        1.48
T. Rowe Price Mid-Cap Growth................. 2004       6.18          6.99        0.21
T. RowePrice Small Cap....................... 2004      11.98         12.74        1.36

                                   GROUP II
  L CLASS WITH ANNUAL STEP-UP DEATH BENEFIT AND EARNINGS PRESERVATION BENEFIT

                                                                                NUMBER OF
                                                   INCEPTION DATE              ACCUMULATION
                                                    MAY 1, 2004   END OF YEAR  UNITS END OF
                                                    ACCUMULATION  ACCUMULATION   YEAR (IN
             INVESTMENT DIVISION              YEAR   UNIT VALUE    UNIT VALUE   THOUSANDS)
             -------------------              ---- -------------- ------------ ------------
BlackRock Aggressive Growth.................. 2004     $30.73        $33.95        0.00
BlackRock Bond Income........................ 2004      38.63         39.88        0.32
BlackRock Diversified........................ 2004      32.03         34.43        0.00
BlackRock Investment Trust................... 2004      53.05         58.32        0.00
BlackRock Large Cap Value.................... 2004      10.57         11.62        0.00
BlackRock Legacy Large Cap Growth............ 2004      22.01         24.03        0.00
BlackRock Strategic Value.................... 2004      15.77         17.68        0.00
Davis Venture Value.......................... 2004      27.11         29.07        0.00
FI International Stock....................... 2004      11.00         12.52        0.00
FI Mid Cap Opportunities..................... 2004      14.08         15.80        0.00
FI Value Leaders............................. 2004      21.65         24.34        0.00
Franklin Templeton Small Cap Growth.......... 2004       8.66          9.56        0.00
Harris Oakmark Focused Value................. 2004      28.35         30.65        0.00
Harris Oakmark International................. 2004      11.86         13.72        0.00
Harris Oakmark Large Cap Value............... 2004      11.77         12.65        0.26
Janus Aggressive Growth...................... 2004       6.48          7.02        0.00
Lehman Brothers(R) Aggregate Bond Index...... 2004      12.03         12.35        0.00
Loomis Sayles Small Cap...................... 2004      22.16         25.02        0.00
Lord Abbett Bond Debenture................... 2004      15.26         16.20        0.00
Met/AIM Mid Cap Core Equity.................. 2004      12.38         13.32        0.00
Met/AIM Small Cap Growth..................... 2004      11.20         11.96        0.00
Met/Putnam Voyager/(g)/...................... 2004       4.13          4.29        0.00
MetLife Mid Cap Stock Index.................. 2004      11.41         12.73        0.00
MetLife Stock Index.......................... 2004      31.39         33.89        0.00
MFS Investors Trust.......................... 2004       7.48          8.26        0.00
MFS Research International................... 2004       9.57         10.95        0.00
MFS Total Return............................. 2004      33.48         36.27        0.00
Morgan Stanley EAFE(R) Index................. 2004       9.27         10.75        0.00
Neuberger Berman Mid Cap Value............... 2004      18.00         20.93        0.00
Neuberger Berman Real Estate................. 2004       9.99         12.78        0.00
Oppenheimer Global Equity.................... 2004      12.25         14.09        0.00
PIMCO Total Return........................... 2004      11.46         11.83        0.00
RCM Global Technology........................ 2004       4.09          4.24        0.00
Russell 2000(R) Index........................ 2004      13.07         14.91        0.00
Salomon Brothers Strategic Bond Opportunities 2004      17.70         18.70        0.00
Salomon Brothers US Government............... 2004      14.63         14.92        1.27
T. Rowe Price Large Cap...................... 2004      10.83         11.69        0.00
T. Rowe Price Mid-Cap Growth................. 2004       6.16          6.96        0.00
T. RowePrice Small Cap....................... 2004      11.90         12.64        0.00

                                   GROUP II
L CLASS WITH GREATER OF ANNUAL STEP-UP OR 5% ANNUAL INCREASE DEATH BENEFIT AND
                         EARNINGS PRESERVATION BENEFIT

                                                                                NUMBER OF
                                                   INCEPTION DATE              ACCUMULATION
                                                    MAY 1, 2004   END OF YEAR  UNITS END OF
                                                    ACCUMULATION  ACCUMULATION   YEAR (IN
             INVESTMENT DIVISION              YEAR   UNIT VALUE    UNIT VALUE   THOUSANDS)
             -------------------              ---- -------------- ------------ ------------
BlackRock Aggressive Growth.................. 2004     $30.00        $33.11        0.00
BlackRock Bond Income........................ 2004      37.45         38.62        0.00
BlackRock Diversified........................ 2004      31.18         33.49        0.04
BlackRock Investment Trust................... 2004      51.41         56.47        1.20
BlackRock Large Cap Value.................... 2004      10.54         11.57        0.00
BlackRock Legacy Large Cap Growth............ 2004      21.70         23.66        0.00
BlackRock Strategic Value.................... 2004      15.68         17.56        0.00
Davis Venture Value.......................... 2004      26.73         28.63        0.03
FI International Stock....................... 2004      10.79         12.26        0.14
FI Mid Cap Opportunities..................... 2004      13.93         15.61        0.00
FI Value Leaders............................. 2004      21.30         23.91        0.04
Franklin Templeton Small Cap Growth.......... 2004       8.62          9.50        0.00
Harris Oakmark Focused Value................. 2004      27.88         30.12        0.02
Harris Oakmark International................. 2004      11.82         13.65        0.09
Harris Oakmark Large Cap Value............... 2004      11.67         12.54        0.00
Janus Aggressive Growth...................... 2004       6.45          6.98        0.00
Lehman Brothers(R) Aggregate Bond Index...... 2004      11.94         12.23        0.00
Loomis Sayles Small Cap...................... 2004      21.83         24.62        0.00
Lord Abbett Bond Debenture................... 2004      15.08         15.99        0.19
Met/AIM Mid Cap Core Equity.................. 2004      12.33         13.26        0.00
Met/AIM Small Cap Growth..................... 2004      11.16         11.90        0.00
Met/Putnam Voyager/(g)/...................... 2004       4.10          4.26        0.00
MetLife Mid Cap Stock Index.................. 2004      11.34         12.64        0.00
MetLife Stock Index.......................... 2004      30.74         33.15        2.03
MFS Investors Trust.......................... 2004       7.42          8.19        0.00
MFS Research International................... 2004       9.52         10.89        0.00
MFS Total Return............................. 2004      32.63         35.32        0.04
Morgan Stanley EAFE(R) Index................. 2004       9.20         10.65        0.00
Neuberger Berman Mid Cap Value............... 2004      17.86         20.73        0.10
Neuberger Berman Real Estate................. 2004       9.99         12.77        4.98
Oppenheimer Global Equity.................... 2004      12.12         13.92        0.00
PIMCO Total Return........................... 2004      11.40         11.76        0.26
RCM Global Technology........................ 2004       4.07          4.22        0.00
Russell 2000(R) Index........................ 2004      12.96         14.77        0.00
Salomon Brothers Strategic Bond Opportunities 2004      17.45         18.41        0.07
Salomon Brothers US Government............... 2004      14.42         14.70        2.76
T. Rowe Price Large Cap...................... 2004      10.74         11.59        0.43
T. Rowe Price Mid-Cap Growth................. 2004       6.13          6.92        0.00
T. RowePrice Small Cap....................... 2004      11.77         12.49        0.00

                                   GROUP II
                            BLACKROCK MONEY MARKET

                                                                                            NUMBER OF
                                                                                        ACCUMULATION UNITS
                                                                                           END OF YEAR
                                                           INCEPTION DATE                 (IN THOUSANDS)
                                                            MAY 1, 2004   END OF YEAR  --------------------
                                                            ACCUMULATION  ACCUMULATION   GMIB       GMIB
                         MIX                          YEAR   UNIT VALUE    UNIT VALUE  VERSION I VERSION II
                         ---                          ---- -------------- ------------ --------- ----------
B Class, Basic Death Benefit and Guaranteed
Minimum Income Benefit............................... 2004     $22.72        $22.60      50.36       0
B Class, Earnings Preservation Benefit and
Guaranteed Minimum Income Benefit.................... 2004      21.59         21.42          0       0
B Class, Annual Step-Up Death Benefit and
Guaranteed Minimum Income Benefit.................... 2004      21.81         21.65      28.91       0
B Class, Annual Step-Up Death Benefit, Earnings
Preservation Benefit and Guaranteed Minimum
Income Benefit....................................... 2004      20.73         20.53          0       0
B Class, Greater of Annual Step-up or 5% Annual
Increase Death Benefit and Guaranteed Minimum
Income Benefit....................................... 2004      21.16         20.97          0       0
B Class, Greater of Annual Step-up or 5% Annual
Increase Death Benefit, Earnings Preservation Benefit
and Guaranteed Minimum Income Benefit................ 2004      20.11         19.88          0       0
Bonus Class, Basic Death Benefit and Guaranteed
Minimum Income Benefit............................... 2004      20.73         20.53      33.22       0
Bonus Class, Earnings Preservation Benefit and
Guaranteed Minimum Income Benefit.................... 2004      19.70         19.46          0       0
Bonus Class, Annual Step-Up Death Benefit and
Guaranteed Minimum Income Benefit.................... 2004      19.90         19.67       1.07       0
Bonua Class, Annual Step-Up Death Benefit, Earnings
Preservation Benefit and Guaranteed Minimum
Income Benefit....................................... 2004      18.91         18.65          0       0
Bonus Class, Greater of Annual Step-up or 5% Annual
Increase Death Benefit and Guaranteed Minimum
Income Benefit....................................... 2004      19.30         19.05          0       0
L Class, Basic Death Benefit and Guaranteed
Minimum Income Benefit............................... 2004      21.59         21.42          0       0
L Class, Earnings Preservation Benefit and
Guaranteed Minimum Income Benefit.................... 2004      20.52         20.31          0       0
L Class, Annual Step-Up Death Benefit and
Guaranteed Minimum Income Benefit.................... 2004      20.73         20.53          0       0
L Class, Annual Step-Up Death Benefit, Earnings
Preservation Benefit and Guaranteed Minimum
Income Benefit....................................... 2004      19.70         19.46          0       0
L Class, Greater of Annual Step-up or 5% Annual
Increase Death Benefit and Guaranteed Minimum
Income Benefit....................................... 2004      20.11         19.88          0       0
L Class, Greater of Annual Step-up or 5% Annual
Increase Death Benefit, Earnings Preservation Benefit
and Guaranteed Minimum Income Benefit................ 2004      19.11         18.85          0       0

--------
/(g)/ The assets in this investment division merged into the Jennison Growth
      Division prior to the opening of business on May 2, 2005 This investment division is no longer available under the Deferred Annuity.

                                    PART II
                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

     (A) FINANCIAL STATEMENTS



         The following financial statements are included in Part B of this Post Effective Amendment on Form N-4 (to be filed by amendment):


            Metropolitan Life Separate Account E
               Independent Registered Public Accounting Firm's Report



            Financial Statements for the Years Ended December 31, 2004 and 2005


               Statements of Assets and Liabilities
               Statements of Operations
               Statements of Changes in Net Assets
               Notes to Financial Statements


            Metropolitan Life Insurance Company
               Independent Registered Public Accounting Firm's Report


               Financial Statements for the Years Ended December 31, 2005, 2004 and 2003

               Consolidated Balance Sheets
               Consolidated Statements of Income
               Consolidated Statements of Cash Flow
               Consolidated Statements of Equity
               Notes to Consolidated Financial Statements

     (B) EXHIBITS

      (1)      -- Resolution of the Board of Directors of Metropolitan Life
                  establishing Separate Account E.(1)
     (2)       -- Not applicable.
     (3)(a)    -- Not applicable.

        (b)    -- Form of Metropolitan Life Insurance Company Sales
                  Agreement.(2)
        (c)    -- Participation Agreement--New England Zenith Fund(4)
        (d)    -- Participation Agreement--American Funds Insurance Series(3)

        (e)    -- Participation Agreement--Met Investors Series Trust (5)

     (4)       -- Form of Deferred Annuity Contract.(3)

        (a) -- ROTH Individual Retirement Annuity Endorsement--Form ML-446.2 (9/02)(6)
        (b)    -- 401(a)/403(a) Plan Endorsement. Form ML-401.2(9/02)(6)
        (c)    -- Individual Retirement Annuity Endorsement. Form ML-408.2
                  (9/02)(6)
        (d)    -- SIMPLE Individual Retirement Annuity Endorsement.
                  Form: ML-439.1 (9/02)(6)
        (e)    -- Tax Sheltered Annuity Endorsement. Form ML-398.2 (9/02)(6)
        (f) -- Guaranteed Minimum Income Benefit Rider--Living Benefit ML-560-1 (03/03)(10)
        (g)    -- Guaranteed Withdrawal Benefit Rider (12)


        (h)    -- Guaranteed Minimum Income Benefit Form ML-560-2 (5/05)(9)
        (i)    -- Enhanced Dollar Cost Averaging Rider Form ML-510-1 (5/05)(9)
        (j)    -- Non-Qualified Annuity Endorsement Form ML-NQ (11/04)-I (9)
        (k) -- Guaranteed Withdrawal Benefit Endorsement. Form ML-GWB (11/05) E (13)
        (l) -- Designated Beneficiary Non-Qualified Annuity Endorsement. Form ML-NQ (11/05)-I (13)
        (m) -- Guaranteed Minimum Accumulation Benefit Rider. Form ML-670-1 (11/05) (13)
        (n) -- Guaranteed Withdrawal Benefit Rider. Form ML-670-2 (11/05) (Enhanced) (13)

        (o) -- Lifetime Guaranteed Withdrawal Benefit Rider. Form MLI-690-1.24 (7/04).
           (i) -- Lifetime Guaranteed Withdrawal Benefit Rider - Specifications Form 8028-4 (11/05).


     (5)       -- Application Form for the Deferred Annuity (3)

     (6)(a)    -- Amended and Restated Charter of Metropolitan Life.(5)


        (b)    -- Amended and Restated By-Laws of Metropolitan Life.(11)


     (7)       -- Not applicable.


     (8)       -- Automatic Reinsurance Agreement between Metropolitian Life
                  Insurance Company and Exeter Reassurance Company, LTD. effective October 1, 2004. Agreement No. 17258. (9)


     (9)       -- Opinion and consent of counsel as to the legality of the securities being registered.(3)


    (10)       -- Consent of Independent Registered Public Accounting Firm(15)


    (11)       -- Not applicable.
    (12)       -- Not applicable.


    (13)(a)    -- Powers of Attorney.(2,7,8,14)



------------------

1. Filed with Post-Effective Amendment No. 19 to Registration Statement
   No. 2-90380/811-4001 for Metropolitan Life Separate Account E on Form N-4 on February 27, 1996. As incorporated herein by reference.

2. Filed with Post Effective Amendment No. 30 to Registration Statement No. 2-90380/811-4001 for Metropolitan Life Separate Account E on Form N-4 on October 22, 2003. Including Powers of Attorney for Robert H. Benmosche, Curtis H. Barnette, Burton A. Dole, Jr., James R. Houghton, Harry R. Kamen, Helen L. Kaplan, Charles M. Leighton, Hugh B. Price, Kenton J. Sicchitano and William C. Steere Jr. As incorporated herein by reference.




3. Filed with Pre-Effective Amendment No.1 to this Registration Statement on August 3, 2001. As incorporated herein by reference.



4. Filed with Post-Effective Amendment No. 10 to Registration Statement No. 33-57320 for Metropolitan Life Separate Account UL on Form S-6 on September 18, 2000. As incorporated herein by reference.


5. Filed with Registration Statement No. 333-83716/811-4001 for Metropolitan Separate Account E on Form N-4 on March 5, 2002. As incorporated herein by reference.



6. Filed with Post-Effective Amendment No. 2 to this Registration Statement on April 10, 2003. As incorporated herein by reference.



7.  Filed  with Post-Effective Amendment No. 4 to Registration Statement Nos:
    333-69320/811-4001 for Metropolitan Life Separate Account E on Form N-4 on February 6, 2004, Powers of Attorney for John M. Keane, Joseph J. Procheska and William J. Wheeler. As incorporated herein by reference.




8. Filed with Post-Effective Amendment No. 32 to Registration Statement No. 2-90380/811-4001 for Metropolitan Life Separate Account E on Form N-4 on April 20, 2004. Power of Attorney for Sylvia M. Mathews. As incorporated herein by reference.





9. Filed with Post-Effective Amendment No. 7 to this Registration Statement on April 8, 2005.




10. Filed with Post-Effective Amendment No. 4 to this Registration Statement on April 20, 2004.



11. Filed with Registration Statement No. 333-12288/811-4001 for Metropolitan Life Separate Account E on Form N-4 on February 17, 2005.



12. Filed with Post-Effective Amendment No. 6 to this Registration Statement on May 18, 2004.


13. Filed with Post-Effective Amendment No. 8 to this Registration Statement on July 29, 2005.



14. Filed with Post-Effective Amendment No. 9 to this Registration Statement on October 14, 2005. Including Power of Attorney for C. Robert Henrikson.



15. To be filed by amendment.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR.


                                   PRINCIPAL OCCUPATION &           POSITIONS AND OFFICES
          NAME                        BUSINESS ADDRESS                 WITH DEPOSITOR
          ----                     ----------------------           ---------------------
Robert H. Benmosche...... Chairman of the Board and                 Chairman,
                          Chief Executive Officer, MetLife, Inc.    Chief Executive
                          and Metropolitan Life Insurance Company,  Officer and Director
                          1 Metlife Plaza,
                          27-01 Queens Plaza North
                          Long Island City, NY 11101

Curtis H. Barnette....... Of Counsel                                Director
                          Skadden, Arps, Slate, Meagher & Flom
                          LLP and Affiliates
                          1440 New York Avenue, N.W.
                          Washington, D.C. 20005

Burton A. Dole, Jr....... Retired Chairman,                         Director
                          Nellcor Puritan Bennett,
                          Pauma Valley Country Club
                          15835 Pauma Valley Drive
                          Pauna Valley, CA 92061.

Cheryl W. Grise.......... President, Utility Group                  Director
                          Northeast Utilities
                          P.O. Box 270
                          Hartford, CT 06141-0270

C. Robert Henrikson...... President and Chief                       President, Chief Operating
                          Operating Officer, MetLife, Inc.          Officer and Director
                          and Metropolitan Life Insurance Company,
                          1 Metlife Plaza,
                          27-01 Queens Plaza North,
                          Long Island City, NY 11101

James R. Houghton........ Chairman of the Board                     Director
                          Corning Incorporated,
                          One Riverfront Plaza,
                          MP HQ E2-6,
                          Corning, NY 14831.

Harry P. Kamen .......... Retired Chairman and Chief Executive      Director
                          Officer,
                          Metropolitan Life Insurance Company,
                          200 Park Avenue, 32nd Floor
                          New York, NY 10166.

Helene L. Kaplan......... Of Counsel, Skadden, Arps, Slate,         Director
                          Meagher and Flom, LLP,
                          Four Times Square,
                          New York, NY 10036.

John M. Keane............ General (Retired),                        Director
                          United States Army,
                          2020 K Street N.W.
                          Suite 300
                          Washington, D.C. 20006

James M. Kilts .......... Chairman of the Board and                 Director
                          Chief Executive Officer,
                          The Gillette Company,
                          Prudential Tower Building, 48th Floor,
                          Boston, MA 02199

Charles M. Leighton...... Retired Chairman and Chief                Director
                          Executive Officer,
                          CML Group, Inc.
                          Executive Director
                          U.S. Sailing
                          15 Maritime Drive
                          Portsmouth, RI 02871

Sylvia M. Mathews........ Chief Operating Officer                   Director
                          and Executive Director,
                          The Bill & Melinda Gates
                          Foundation,
                          1551 Eastlake Avenue East,
                          Seattle, WA 98102.

Hugh B. Price............ Senior Advisor,                           Director
                          DLA Piper Rudnick Gray Cary US LLP,
                          1251 Avenue of the Americas,
                          New York, NY 10020-1104.

Kenton J. Sicchitano..... Retired Global Managing Partner,          Director
                          Pricewaterhouse Coopers,
                          25 Phillips Road,
                          Natick, MA 01760.

William C. Steere, Jr.... Retired Chairman of the Board,            Director
                          Pfizer, Inc.,
                          235 East 42nd Street, 22nd Floor,
                          New York, NY 10017.



     Set forth below is a list of the executive officers of Metropolitan Life. The principal business address of each officer of Metropolitan Life is 200 Park Avenue, New York, New York 10166.



       NAME OF OFFICER              POSITION WITH METROPOLITAN LIFE
       ---------------              -------------------------------
Robert H. Benmosche....... Chairman and Chief Executive Officer
C. Robert Henrikson ...... President and Chief Operating Officer
William J. Toppeta........ President, International
Leland C. Launer, Jr. .... President, Institutional Business
Lisa M. Weber............. President, Individual Business
Catherine A. Rein......... Senior Executive Vice President and Chief
                            Administrative Officer
James L. Lipscomb......... Executive Vice President, General
                           Counsel
Steven A Kandarian........ Executive Vice President and Chief Investment Officer
Joseph J. Prochaska....... Executive Vice President and Chief Accounting Officer
William J. Wheeler........ Executive Vice President and Chief Financial Office
Joseph A. Reali........... Senior Vice President and Tax Director
Timothy L. Journy......... Senior Vice President and General Auditor
Anthony J. Williamson..... Senior Vice President and Treasurer
Gwenn L. Carr............. Senior Vice President and Secretary

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT.


        The registrant is a separate account of Metropolitan Life Insurance Company under the New York Insurance law. Under said law the assets allocated to the separate account are the property of Metropolitan Life Insurance Company, which is a wholly-owned subsidiary of MetLife, Inc. The following outline indicates those persons who are controlled by or under common control with Metropolitan Life Insurance Company:

           ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                            AS OF SEPTEMBER 30, 2005

The following is a list of subsidiaries of MetLife, Inc. updated as of September 30, 2005. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.

A.    MetLife Group, Inc. (NY)

B.    MetLife Bank National Association (USA)

C.    Exeter Reassurance Company, Ltd. (Bermuda)

D.    MetLife Taiwan Insurance Company Limited (Taiwan)

E.    Metropolitan Tower Life Company (DE)

      1.    TH Tower NGP, LLC (DE)

      2. Partners Tower, L.P. - a 99% limited partnership interest of Partners Tower, L.P. is held by Metropolitan Tower Life Company and 1% general partnership interest is held by TH Tower NGP, LLC (DE)

      3.    TH Tower Leasing, LLC (DE)

      4.    CitiStreet Retirement Services LLC (NJ)

            a)    CitiStreet Financial Services LLC (NJ)

            b)    CitiStreet Funds Management LLC (NJ)

            c)    CitiStreet Associates LLC (DE)

                  1)    CitiStreet Equities LLC (NJ)

                  2)    CitiStreet Associates of Montana LLC (MT)

                  3)    CitiStreet Associates of Texas, Inc. (TX)

                  4)    CitiStreet Associates of Hawaii LLC (HI)

                  5)    CitiStreet Associates Insurance Agency of
                        Massachusetts LLC (MA)

F. MetLife Pensiones S.A. (Mexico)- 97.4738% is owned by Metlife, Inc. and 2.5262% is owned by Metropolitan Asset Management Corporation.

G. MetLife Chile Inversiones Limitada (Chile)- 99.9999999% is owned by MetLife, Inc. and 0.0000001% is owned by Natiloportem Holdings, Inc.

      1. MetLife Chile Seguros de Vida S.A. (Chile)- 99.99% is owned by MetLife Chile Inversiones Limitada, and 0.01% is owned by MetLife International Holdings, Inc.

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile)- 99.99% is owned by MetLife Chile Seguros de Vida S.A., and 0.01% is owned by MetLife Chile Inversiones Limitada.

H. MetLife Mexico S.A. (Mexico)- 98.70541% is owned by Metlife, Inc., 1.27483% is owned by Metropolitan Asset Management Corporation and 0.01976% is owned by Metlife International Holdings, Inc.

      1. MetLife Afore, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Mexico S.A. (Mexico) and 0.01% is owned by MetLife Pensiones S.A.

            a) Met1 SIEFORE, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. and 0.01% is owned by MetLife Mexico S.A. (Mexico)

            b) Met2 SIEFORE, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. and 0.01% is owned by MetLife Mexico S.A. (Mexico)

I. MetLife Mexico Servicios, S.A. de C.V. (Mexico)- 98% is owned by MetLife, Inc. and 2% is owned by MetLife International Holdings, Inc.

J.    Metropolitan Life Seguros de Vida S.A. (Uruguay)

K.    MetLife Securities, Inc. (DE)

L.    Enterprise General Insurance Agency, Inc. (DE)

      1.    MetLife General Insurance Agency of Texas, Inc. (DE)

      2.    MetLife General Insurance Agency of Massachusetts, Inc. (MA)

      3.    Nathan and Lewis Associates of Texas, Inc. (TX)

      4.    Nathan and Lewis Associates Insurance Agency of Massachusetts, Inc.
            (MA)

M.    Metropolitan Property and Casualty Insurance Company (RI)

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    Met P&C Managing General Agency, Inc. (TX)

      5.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      6.    Metropolitan Group Property and Casualty Insurance Company (RI)

            a)    Metropolitan Reinsurance Company (U.K.) Limited (United
                  Kingdom)

      7.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides automobile, homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      8.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

N.    Cova Corporation (MO)

      1.    Texas Life Insurance Company (TX)

            a)    Texas Life Agency Services, Inc. (TX)

            b)    Texas Life Agency Services of Kansas, Inc. (KS)

      2.    Cova Life Management Company (DE)

O.    MetLife Investors Insurance Company (MO)

      1.    MetLife Investors Insurance Company of California (CA)

P.    First MetLife Investors Insurance Company (NY)

Q.    Walnut Street Securities, Inc. (MO)

      1.    Walnut Street Advisers, Inc. (MO)

R.    Newbury Insurance Company, Limited (BERMUDA)

S.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors USA Insurance Company (DE)

      2.    MetLife Investors Distribution Company (MO)

      3.    Met Investors Advisory, LLC (DE)

      4.    MetLife Investors Financial Agency, Inc. (TX)

T.    MetLife International Holdings, Inc. (DE)

      1.    Natiloportem Holdings, Inc. (DE)

            a)    Servicios Administrativos Gen, S.A. de C.V. (Mexico)

                  (1) MLA Comercial, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

                  (2) MLA Servicios, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

      2. MetLife India Insurance Company Private Limited (India)- 26% is owned by MetLife International Holdings, Inc. and 74% is owned by third parties.

      3.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong
            Kong)- 99.9987% is owned by Metlife International Holdings, Inc. and 0.0013% is owned by Natiloporterm Holdings, Inc.

      4. Metropolitan Life Seguros de Retiro S.A. (Argentina)- 95% is owned by MetLife International Holdings, Inc. and 5% is owned by Natiloportem Holdings, Inc.

      5. Metropolitan Life Seguros de Vida S.A. (Argentina)- 95% is owned by MetLife International Holdings, Inc. and 5% is owned by Natiloportem Holdings, Inc.

            a) Met AFJP S.A. (Argentina)- 95% of the shares of Met AFJP S.A. are owned by Metropolitan Life Seguros de Vida S.A. and 5% of the shares of Met AFJP S.A. are held by Metropolitan Life Seguros de Retiro S.A.

      6.    MetLife Insurance Company of Korea Limited (South Korea)

      7. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)- 99.999999% is owned by MetLife International Holdings, Inc. and 0.000001% is owned by Natiloportem Holdings, Inc.

            a)    CitiInsurance de Brasil Vida e Previdencia S.A. (Brazil)

      8.    MetLife Global, Inc. (DE)

      9. MetLife Administradora de Fundos Multipatrocinados Ltda (Brazil) - 99.999978% is owned by MetLife International Holdings, Inc. and 0.000022% is owned by Natiloportem Holdings, Inc.

      10.   MetLife Insurance Company Limited (Hong Kong)

      11.   MetLife General Insurance Limited (Australia)

      12.   MetLife Limited (United Kingdom)

      13. MetLife Insurance S.A./NV (Belgium) - 99.9% is owned by MetLife International Holdings, Inc. and 0.1% is owned by third parties.

      14.   MetLife Services Limited (United Kingdom)

      15. Siembra Seguros de Vida S.A. (Argentina) - 95.25% is owned by MetLife International Holdings, Inc. and 4.75% is owned by Natiloportem Holdings, Inc.

      16.   MetLife International Insurance Ltd. (Bermuda)

      17.   MetLife Insurance Limited (Australia)

            a)    MetLife Insurance and Investment Trust (Australia)

      18. Siembra Seguros de Retiro S.A. (Argentina) - 95.25% is owned by MetLife International Holdings, Inc. and 4.75% is owned by; Natiloportem Holdings, Inc.

      19. Best Market S.A. (Argentina) - 95% is owned by MetLife International Holdings, Inc. and 5% is held by Natiloportem Holdings, Inc.

      20. Compania Previsional MetLife S.A. (Argentina) - 99.999978% is owned by MetLife International Holdings, Inc. and 0.000022% is owned by Natiloportem Holdings, Inc.

            a) Siembra AFJP S.A. (Argentina) - 99.999978% is owned by MetLife International Holdings, Inc. and 0.000022% is owned by Natiloportem Holdings, Inc.

      21.   MetLife Worldwide Holdings, Inc.

            a)    MetLife Towarzystwo Ubezpieczen na Zycie S.A. (Poland)

            b)    CDMK, Inc. (Korea)

            c)    CitiInsurance Reinsurance (Bermuda) Ltd. (Bermuda)

            d)    MetLife Direct Co., Ltd. (Japan)

U.    Metropolitan Life Insurance Company (NY)

      1.    334 Madison Avenue BTP-D Holdings, LLC (DE)

      2.    334 Madison Avenue BTP-E Holdings, LLC (DE)

      3.    334 Madison Avenue Euro Investments, Inc. (DE)

            a) Park Twenty Three Investments Company (United Kingdom)- 99% of the voting control of Park Twenty Three Investments Company is held by 334 Madison Euro Investments, Inc. and 1% voting control is held by St. James Fleet Investments Two Limited.

                  (1) Convent Station Euro Investments Four Company (United Kingdom)- 99% of the voting control of Convent Station Euro Investments Four Company is held by Park Twenty Three Investments Company and 1% voting control is held by 334 Madison Euro Investments, Inc. as nominee for Park Twenty Three Investments Company.

      4. St. James Fleet Investments Two Limited (Cayman Islands)- 34% of the shares of St. James Fleet Investments Two Limited is held by Metropolitan Life Insurance Company.

      5. One Madison Investments (Cayco) Limited (Cayman Islands)- 89.9% of the voting control of One Madison Investments (Cayco) Limited is held by Metropolitan Life Insurance Company and 10.1% voting control is held by Convent Station Euro Investments Four Company.

      6. CRB Co, Inc. (MA)- AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares of CRB Co., Inc. and AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB, Co., Inc.

      7.    GA Holding Corp. (MA)

      9.    L/C Development Corporation (CA)

      10.   Benefit Services Corporation (GA)

      11.   Thorngate, LLC (DE)

      12.   Alternative Fuel I, LLC (DE)

      13.   Transmountain Land & Livestock Company (MT)

      14.   MetPark Funding, Inc. (DE)

      15.   HPZ Assets LLC (DE)

      16.   MetDent, Inc. (DE)

      17.   Missouri Reinsurance (Barbados), Inc. (Barbados)

      18.   Metropolitan Tower Realty Company, Inc. (DE)

      19.   MetLife (India) Private Ltd. (India)

      20.   Metropolitan Marine Way Investments Limited (Canada)

      21.   MetLife Private Equity Holdings, LLC (DE)

      22.   23rd Street Investments, Inc. (DE)

            a) Mezzanine Investment Limited Partnership-BDR (DE). Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-BDR and 23rd Street Investments, Inc. is a 1% general partner.

            b) Mezzanine Investment Limited Partnership-LG (DE). 23rd Street Investments, Inc. is a 1% general partner of Mezzanine Investment Limited Partnership-LG. Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-LG.

      23.   Metropolitan Realty Management, Inc. (DE)

      24.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      25.   MetLife Holdings, Inc. (DE)

            a)    MetLife Credit Corp. (DE)

            b)    MetLife Funding, Inc. (DE)

        26.   Bond Trust Account A (MA)

        27.   Metropolitan Asset Management Corporation (DE)

            a) MetLife Capital Credit L.P. (DE)- 90% of MetLife Capital Credit L.P. is held directly by Metropolitan Life Insurance Company and 10% General Partnership interest of MetLife Capital Credit L.P. is held by Metropolitan Asset Management Corporation.

            b) MetLife Capital Limited Partnership (DE)- 73.78% Limited Partnership interest is held directly by Metropolitan Life Insurance Company and 9.58% Limited Partnership and 16.64% General Partnership interests are held by Metropolitan Asset Management Corporation.

            c) MetLife Investments Asia Limited (Hong Kong)- One share of MetLife Investments Asia Limited is held by W&C Services, Inc., a nominee of Metropolitan Asset Management Corporation.

            d) MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and LA Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

            e) LA Investments, S.A. (Argentina)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and LA Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

            f) MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and LA Investments, S.A. and
                  1% of MetLife Latin America Asesorias e Inversiones Limitada.

      28.   New England Life Insurance Company (MA)

            a)    MetLife Advisers, LLC (MA)

            b)    New England Securities Corporation (MA)

            c)    Omega Reinsurance Corporation (AZ)

      29.   GenAmerica Financial, LLC (MO)

            a)    GenAmerica Capital I (DE)

            b)    General American Life Insurance Company (MO)

                  (1)   Paragon Life Insurance Company (MO)

                  (2)   GenAmerica Management Corporation (MO)

                 (3)   Reinsurance Group of America, Incorporated (MO) - (51.6%)

                        (a)   Reinsurance Company of Missouri, Incorporated (MO)

                              (i)   RGA Reinsurance Company (MO)

                                    (A)   Fairfield Management Group, Inc. (MO)

                                          (aa)  Reinsurance Partners, Inc. (MO)

                                          (bb)  Great Rivers Reinsurance
                                                Management, Inc. (MO)

                                          (cc)  RGA (U.K.) Underwriting Agency
                                                Limited (United Kingdom)

                        (b)   RGA Worldwide Reinsurance Company Ltd. (Barbados)

                        (c)   RGA Sigma Reinsurance SPC (Cayman Islands)

                        (d)   RGA Americas Reinsurance Company, Ltd. (Barbados)

                        (e)   RGA Reinsurance Company (Barbados) Ltd. (Barbados)

                              (i) RGA Financial Group, L.L.C. (DE)- 80% of RGA Financial Group, L.L.C. is held by RGA Reinsurance Company (Barbados) Ltd. and 20% of RGA Financial Group, LLC is held by RGA Reinsurance Company

                        (f)   RGA Life Reinsurance Company of Canada (Canada)

                        (g)   RGA International Corporation (Nova Scotia)

                              (i)   RGA Financial Products Limited (Canada)

                        (h)   RGA Holdings Limited (U.K.) (United Kingdom)

                              (i)   RGA UK Services Limited (United Kingdom)

                              (ii)  RGA Capital Limited U.K. (United
                                    Kingdom)

                              (iii) RGA Reinsurance (UK) Limited (United
                                    Kingdom)

                        (i)   RGA South African Holdings (Pty) Ltd. (South
                              Africa)

                              (i) RGA Reinsurance Company of South Africa Limited (South Africa)

                        (j)   RGA Australian Holdings PTY Limited (Australia)

                              (i)   RGA Reinsurance Company of Australia
                                    Limited (Australia)

                              (ii)  RGA Asia Pacific PTY, Limited (Australia)

                        (k) General American Argentina Seguros de Vida, S.A. (Argentina)

                        (l)   RGA Technology Partners, Inc. (MO)

                        (m)   RGA International Reinsurance Company (Ireland)

                        (n)   RGA Capital Trust I

      30.   Corporate Real Estate Holdings, LLC (DE)

      31. Ten Park SPC (CAYMAN ISLANDS ) - 1% voting control is held by Metropolitan Asset Management Corporation

      32.   MetLife Tower Resources Group, Inc. (DE)

      33.   Headland Development Corporation (CA)

      34.   Headland - Pacific Palisades, LLC (CA)

      35.   Headland Properties Associates (CA)

      36.   Krisman, Inc. (MO)

      37.   Special Multi-Asset Receivables Trust (DE)

      38.   White Oak Royalty Company (OK)

      39.   500 Grant Street GP LLC (DE)

      40. 500 Grant Street Associates Limited Partnership (CT) - 99% is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC

V.    MetLife Capital Trust II (DE)

W.    MetLife Capital Trust III (DE)

X.    The Travelers Insurance Company (CT)

      1.    190 LaSalle Associates L.L.C. (DE) - 50% is owned by a third party

      2.    440 South LaSalle LLC (DE)

      3.    BHI Rodeo LLC (DE)

      4. Citigroup Investments Oakmont Lane, LLC (DE) - 50% is owned by a third party

      5. Citigroup Alternative Investments Opportunity Fund I, LLC (DE) - 33% is owned by third party

      6. Citigroup Alternative Investments Opportunity Fund III Associates, LLC (CT) - 33% is owned by third party

            a) Tishman Speyer/Citigroup Alternative Investments Associates III, LLC (DE)

      7.    Pilgrim Investments Highland Park, LLC (CO)

      8.    Pilgrim Investments Schaumberg Windy Point, LLC (DE)

      9.    Pilgrim Investments York Road, LLC(DE)

      10.   Euro TI Investments LLC (DE)

      11.   Greenwich Street Investments, L.L.C. (DE)

            a)    Greenwich Street Capital Offshore Fund, Ltd (Virgin
                  Islands)

      12.   Hollow Creek, L.L.C. (CT/NC)

      13. One Financial Place Corporation (DE) - 100% is owned in the aggregate by The Travelers Insurance Company and The Travelers Life and Annuity Company.

            a)    One Financial Place, LP (DE)

      14. One Financial Place Holdings, LLC (DE)-100% is owned in the aggregate by The Travelers Insurace Company and The Travelers Life and Annuity Company.

      15.   Plaza LLC (CT)

            a)    Travelers Asset Management International Company LLC
                  (NY)

            b)    Tower Square Securities, Inc. (CT)

                  1) Tower Square Securities Insurance Agency of Alabama, Inc. (AL)

                  2) Tower Square Securities Insurance Agency of Massachusetts, Inc. (MA)

                  3) Tower Square Securities Insurance Agency of New Mexico, Inc. (NM)

                  4) Tower Square Securities Insurance Agency of Ohio, Inc. (OH) (99%)

                  5)    Tower Square Securities Insurance Agency of
                        Texas, Inc. (TX)

            c)    Travelers Distribution LLC (DE)

            d)    Travelers Investment Advisers, Inc. (DE)

      16.   TIC European Real Estate LP, LLC (DE)

      17.   TL&A Insurance Distribution LLC (DE)

      18.   Travelers European Investments LLC (CT)

      19.   Travelers International Investments Ltd. (Cayman Islands)

      20. Tribeca Citigroup Investments Ltd. (Cayman Islands) (68%) - 68% is owned by The Travelers Insurance Company, 4% is owned by The Travelers Life and Annuity Company and 28% is owned by a third party.

            a)    Tribeca Global Convertible Investments Ltd. (Cayman
                  Islands) (83%)

      21.   Trumbull Street Equity Investments LLC (DE)

            a) Tandem EGI/C Investments, L.P. (DE) - The General Partner is Trumbull Street Equity Investments LLC.

      22.   The Travelers Life and Annuity Company (CT)

            a)    Euro TL Investments LLC (DE)

            b)    SSB Private Selections, LLC (DE) (50%)

                  1)    Solomon Smith Barney Private Selection Fund I,
                        LLC (NY)

      23.   TLA Holdings LLC (DE)

            a)    The Prospect Company (DE)

                  1)    Panther Valley, Inc. (NJ)

      24.   Umbrella Bear, Inc. (FL)

      25.   Ryan/Pilgrim Investments Chandler Freeways LLC (DE)

      26. TRAL & Co. (DE) - is a general partner. Its partners are The Travelers Insurance Company and The Travelers Life and Annuity Company.

      27.   Tribeca Distressed Securities LLC (DE)

Y.    The Travelers Life & Annuity Reinsurance Company (SC)

Z.    Citicorp Life Insurance Company (AZ)

      1.    First Citicorp Life Insurance Company (NY)

      2.    Euro CL Investments LLC (DE)

AA.   Trumbull Street Investments LLC (DE)

The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

In addition to the entities shown on the organizational chart, MetLife, Inc. (or where indicated, a subsidiary) also owns interests in the following entities:

1) Metropolitan Life Insurance Company owns varying interests in certain mutual funds distributed by its affiliates. These ownership interests are generally expected to decrease as shares of the funds are purchased by unaffiliated investors.

2) Metropolitan Life Insurance Company indirectly owns 100% of the non-voting preferred stock of Nathan and Lewis Associates Ohio, Incorporated, an insurance agency. 100% of the voting common stock of this company is held by an individual who has agreed to vote such shares at the direction of N.L. HOLDING CORP. (DEL), a direct wholly owned subsidiary of MetLife, Inc.

3) Mezzanine Investment Limited Partnerships ("MILPs"), Delaware limited partnerships, are investment vehicles through which investments in certain entities are held. A wholly owned subsidiary of Metropolitan Life Insurance Company serves as the general partner of the limited partnerships and Metropolitan Life Insurance Company directly owns a 99% limited partnership interest in each MILP. The MILPs have various ownership and/or debt interests in certain companies.

4) New England Life Insurance Company ("NELICO"), owns 100% of the voting stock of Omega Reinsurance Corporation. NELICO does not have a financial interest in this subsidiary.

5) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

NOTE: THE METLIFE, INC. ORGANIZATIONAL CHART DOES NOT INCLUDE REAL ESTATE JOINT VENTURES AND PARTNERSHIPS OF WHICH METLIFE, INC. AND/OR ITS SUBSIDIARIES IS AN INVESTMENT PARTNER. IN ADDITION, CERTAIN INACTIVE SUBSIDIARIES HAVE ALSO BEEN OMITTED.

ITEM 27. NUMBER OF CONTRACTOWNERS.


        As of February 28, 2006 Non-Qualified:
Qualified:


ITEM 28. INDEMNIFICATION

        UNDERTAKING PURSUANT TO RULE 484(B)(1) UNDER THE SECURITIES ACT OF 1933


        MetLife, Inc. has secured a Financial Institutions Bond in the amount of $50,000,000, subject to a $5,000,000 deductible. MetLife, Inc. also maintains a Directors & Officers Liability and Corporate Reimbursement Insurance Policy with a limit of $400 million. The directors and officers of Metropolitan Life Insurance Company ("Metropolitan"), a subsidiary of MetLife, Inc. are also covered under the Financial Institutions Bond as well as under the directors' and officers' liability policy. A provision in Metropolitans by-laws provides for the indemnification (under certain circumstances) of individuals serving as directors or officers of Metropolitan.


        Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Metropolitan pursuant to the foregoing provisions, or otherwise, Metropolitan has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Metropolitan of expenses incurred or paid by a director, officer or controlling person of Metropolitan in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Metropolitan will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 29. PRINCIPAL UNDERWRITERS.

        (a) The principal underwriter of the registrant is Metropolitan Life Insurance Company. Metropolitan Life Insurance Company acts in the following capacities with respect to the following investment companies:

Metropolitan Tower Life Separate Account One (principal underwriter) Metropolitan Tower Life Separate Account Two (principal underwriter) Metropolitan Life Separate Account UL (principal underwriter)
Metropolitan Series Fund, Inc. (principal underwriter and sub-investment adviser)
The New England Variable Annuity (depositor)
New England Variable Annuity Fund I (depositor)


New England Life Retirement Investment Account (depositor)
Security Equity Separate Account Thirteen (depositor)
Security Equity Separate Account 26 (depositor)
Security Equity Separate Account 27 (depositor)


        (b) See response to Item 25 above.

        (c)

                (1)                                           (2)

    NAME OF PRINCIPAL UNDERWRITER                NET UNDERWRITING DISCOUNTS AND
 Metropolitan Life Insurance Company                      COMMISSIONS
                                                              N/A

                (3)                                           (4)

   COMPENSATION ON REDEMPTION OR                      BROKERAGE COMMISSIONS
           ANNUITIZATION

                                                               $


           $
        (Withdrawal Charges)



                (5)

           COMPENSATION



          $
     (Separate Account Charge)

Item 30. Location of Account and Records.

Metropolitan Life Insurance Company
200 Park Avenue
New York, N.Y. 10166

Item 31. Management Services.

        Not Applicable
Item 32.

        Undertakings.

        (a) The undersigned registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the financial statements in this registration statement are not more than 16 months old for as long as payments under these variable annuity contracts may be accepted.

        (b) The undersigned registrant hereby undertakes to include a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

        (c) The undersigned registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

        (d) The undersigned registrant represents that it is relying on the exemptions from certain provisions of Sections 22(e) and 27 of the Investment Company Act of 1940 provided by Rule 6c-7 under the Act. The registrant further represents that the provisions of paragraph (a)-(d) of Rule 6c-7 have been complied with.

        (e) Metropolitan Life Insurance Company represents that the fees and charges deducted under the Deferred Annuity described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Metropolitan Life Insurance Company under the Deferred Annuity.

                                   SIGNATURES


     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this Registration Statement to be signed on its behalf, in the City of New York, and State of New York on this 27th day of January 2006.




                              Metropolitan Life Separate Account E
                              (Registrant)

                              By: Metropolitan Life Insurance Company
                              (Depositor)


                                               /s/ Paul G. Cellupica
                              By: ______________________________________________
                                               Paul G. Cellupica
                                      Chief Counsel, Securities Products and
                                                   Regulation


                              Metropolitan Life Insurance Company
                              (Depositor)


                                               /s/ Paul G. Cellupica
                              By: ______________________________________________
                                               Paul G. Cellupica
                                      Chief Counsel, Securities Products and
                                                   Regulation

                                   SIGNATURES

  As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


              Signature                          Title                    Date
              ---------                          -----                    ----

                 *                     Chairman and Chief
______________________________________  Executive Officer
         Robert H. Benmosche

                 *                     President, Chief Operating
______________________________________  Officer and Director
          C. Robert Henrikson

                 * Executive Vice President and ______________________________________ Chief Financial Officer
          William J. Wheeler


                 *                     Executive Vice President,
______________________________________ and Chief Accounting Officer
        Joseph J. Prochaska


                 *                     Director
______________________________________
          Curtis H. Barnette

                 *                     Director
______________________________________
         Burton A. Dole, Jr.

                                       Director
_______________________________________
          Cheryl W. Grise

                 *                     Director
______________________________________
          James R. Houghton

                 *                     Director
______________________________________
           Harry P. Kamen

                 *                     Director
______________________________________
           Helene L. Kaplan

                 *                     Director
______________________________________
             John M. Keane

                                       Director
______________________________________
            James M. Kilts

                 *
______________________________________ Director
         Charles M. Leighton

                 *
______________________________________ Director
          Sylvia M. Mathews

                 *
______________________________________ Director
           Hugh B. Price

                 *
______________________________________ Director
        Kenton J. Sicchitano

                 *                     Director
______________________________________
       William C. Steere, Jr.


 /s/ Myra L. Saul, Esq.                                       January 27, 2006
*By: _________________________________
          Myra L. Saul, Esq.
           Attorney-in-Fact